UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

The AB Portfolios

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

AUG    08.31.18

ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 12, 2018

This report provides management’s discussion of fund performance for AB All Market Total Return Portfolio for the annual reporting period ended August 31, 2018.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF AUGUST 31, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET TOTAL RETURN PORTFOLIO[1]
Class A Shares	1.65%	1.79%
Class B Shares[2]	1.23%	0.96%
Class C Shares	1.24%	1.01%
Advisor Class Shares[3]	1.78%	2.02%
Class R Shares[3]	1.38%	1.34%
Class K Shares[3]	1.52%	1.60%
Class I Shares[3]	1.69%	1.97%
Primary Benchmark: MSCI ACWI (net)	2.14%	11.41%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.36%	0.74%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2018, by 0.00% and 0.03%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended August 31, 2018.

During both periods, all share classes of the Fund underperformed the primary benchmark, before sales charges. For the 12-month period, all share classes outperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged); all shares classes except for Class B and C

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outperformed for the six-month period. Equity markets advanced during both periods; the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, lagged the all-equity benchmark.

For the 12-month period, alternative strategies and fixed-income assets detracted from absolute performance, while equity holdings contributed. Security selection within fixed-income assets and alternative strategies detracted. Within equities, security selection detracted, though selection in active management contributed. Overall allocations within equity, fixed-income and alternative strategies contributed.

During the six-month period, alternative strategies detracted, while equity and fixed-income holdings contributed. Security selection within alternative strategies detracted, and contributed within fixed income. Within equities, security selection, particularly in active management, detracted. Asset allocation in alternative strategies detracted, while equity and fixed-income holdings contributed.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, total return swaps and purchased options, which detracted from absolute performance for both periods, while credit default swaps, interest rate swaps, inflation swaps, variance swaps, written options and written swaptions contributed; currency forwards detracted for the 12-month period, but contributed for the six-month period; purchased swaptions contributed for the 12-month period, but detracted for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended August 31, 2018, US and international stocks gained, while emerging-market equities were essentially flat. Growth stocks outperformed value stocks, in terms of style, and small-cap stocks outperformed their large-cap peers. US equity indices set multiple records as stocks rallied in anticipation of major corporate tax reform and benefited thereafter, as shown by strong earnings results. Although performance was tempered by fears about interest-rate increases, trade wars and geopolitical issues, stocks generally advanced amid encouraging economic data. Emerging-market equities were very strong early on, but turned negative as they were weighed down by market volatility, US-dollar strength and concerns about the ability of emerging-market countries to service their debt.

Performance was mixed in fixed-income markets. Developed-market treasuries rallied, outperforming the positive returns of both global high yield and emerging-market local-currency government bonds, while investment-grade securities fell. Emerging-market debt came under pressure. Developed-market yield curves generally either rose or flattened, with shorter maturities rising while longer maturities moved lower (bond yields move inversely to price). The US Federal Reserve hiked interest rates three times, and the European Central Bank began to scale back its asset purchases.

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The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

Equity securities will primarily be large-capitalization securities, but will include small- and mid-capitalization securities to a lesser extent, and will include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser will use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

Alternative investments include various instruments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. In order to gain exposure to certain alternative investment strategies using various asset classes, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Alternative Return Portfolio (the “Underlying Portfolio”), a registered investment company advised by the Adviser.

The Adviser will adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting

(continued on next page)

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tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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DISCLOSURES AND RISKS (continued)

These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2008 TO 8/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Total Return Portfolio Class A shares (from 8/31/2008 to 8/31/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.79%	-2.51%
5 Years	5.53%	4.61%
10 Years	5.04%	4.59%
CLASS B SHARES
1 Year	0.96%	-3.04%
5 Years	4.73%	4.73%
10 Years[1]	4.42%	4.42%
CLASS C SHARES
1 Year	1.01%	0.01%
5 Years	4.74%	4.74%
10 Years	4.27%	4.27%
ADVISOR CLASS SHARES[2]
1 Year	2.02%	2.02%
5 Years	5.80%	5.80%
10 Years	5.33%	5.33%
CLASS R SHARES[2]
1 Year	1.34%	1.34%
5 Years	5.09%	5.09%
10 Years	4.63%	4.63%
CLASS K SHARES[2]
1 Year	1.60%	1.60%
5 Years	5.42%	5.42%
10 Years	4.96%	4.96%
CLASS I SHARES[2]
1 Year	1.97%	1.97%
5 Years	5.76%	5.76%
10 Years	5.31%	5.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.20%, 1.96%, 1.94%, 0.95%, 1.61%, 1.30% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.00%, 1.76%, 1.74%, 0.75%, 1.41%, 1.10% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.59%
5 Years	3.81%
10 Years	5.55%
CLASS B SHARES
1 Year	-3.11%
5 Years	3.92%
10 Years[1]	5.38%
CLASS C SHARES
1 Year	-0.06%
5 Years	3.93%
10 Years	5.23%
ADVISOR CLASS SHARES[2]
1 Year	1.95%
5 Years	4.99%
10 Years	6.30%
CLASS R SHARES[2]
1 Year	1.27%
5 Years	4.29%
10 Years	5.60%
CLASS K SHARES[2]
1 Year	1.53%
5 Years	4.62%
10 Years	5.92%
CLASS I SHARES[2]
1 Year	1.97%
5 Years	4.97%
10 Years	6.28%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,016.50	$4.42	0.87%	$5.34	1.05%
Hypothetical**	$1,000	$1,020.82	$4.43	0.87%	$5.35	1.05%
Class B
Actual	$1,000	$1,012.30	$8.32	1.64%	$9.23	1.82%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%	$9.25	1.82%
Class C
Actual	$1,000	$1,012.40	$8.22	1.62%	$9.13	1.80%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%	$9.15	1.80%
Advisor Class
Actual	$1,000	$1,017.80	$3.15	0.62%	$4.07	0.80%
Hypothetical**	$1,000	$1,022.08	$3.16	0.62%	$4.08	0.80%
Class R
Actual	$1,000	$1,013.80	$6.60	1.30%	$7.51	1.48%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%	$7.53	1.48%
Class K
Actual	$1,000	$1,015.20	$4.98	0.98%	$5.89	1.16%
Hypothetical**	$1,000	$1,020.27	$4.99	0.98%	$5.90	1.16%
Class I
Actual	$1,000	$1,016.90	$3.36	0.66%	$4.27	0.84%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%	$4.28	0.84%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

August 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $790.0

1

All data are as of August 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

2

“Other” represents less than 0.1% weightings in the following security types: Collateralized Loan Obligations, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks and Warrants.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 49.7%
Information Technology – 12.3%
Communications Equipment – 0.2%
Cisco Systems, Inc.	19,194	$916,897
F5 Networks, Inc.(a)	1,305	246,802

		1,163,699

Electronic Equipment, Instruments & Components – 0.9%
Amphenol Corp. – Class A	53,634	5,072,704
Avnet, Inc.	11,728	567,635
Corning, Inc.	17,060	571,681
IPG Photonics Corp.(a)	5,348	938,467
Nippon Electric Glass Co., Ltd.	6,300	201,977

		7,352,464

Internet Software & Services – 2.4%
Alphabet, Inc. – Class A(a)	591	727,994
Alphabet, Inc. – Class C(a)	9,108	11,095,275
eBay, Inc.(a)	13,209	457,164
Facebook, Inc. – Class A(a)	33,166	5,828,261
Kakaku.com, Inc.	10,700	197,576
Moneysupermarket.com Group PLC	272,950	1,005,177

		19,311,447

IT Services – 4.4%
Accenture PLC – Class A	4,252	718,886
Amadeus IT Group SA – Class A	17,300	1,604,282
Amdocs Ltd.	7,777	507,683
Booz Allen Hamilton Holding Corp.	31,116	1,591,895
Capgemini SE	10,390	1,339,233
Cognizant Technology Solutions Corp. – Class A	22,770	1,785,851
Fidelity National Information Services, Inc.	15,760	1,704,759
Gartner, Inc.(a)	51,770	7,753,075
Goodman Networks, Inc.(a)(b)(c)(d)	3,005	– 0	–
Mastercard, Inc. – Class A	41,330	8,909,094
Otsuka Corp.	28,200	1,020,170
Paychex, Inc.	24,780	1,815,135
Total System Services, Inc.	14,450	1,403,673
Visa, Inc. – Class A	28,708	4,216,918

		34,370,654

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp.	53,023	2,567,904
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	20,790	906,444
Texas Instruments, Inc.	12,453	1,399,717

		4,874,065

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 2.5%
Adobe Systems, Inc.(a)	2,844	$749,422
Avaya Holdings Corp.(a)	8,847	206,666
Check Point Software Technologies Ltd.(a)	6,630	770,340
Constellation Software, Inc./Canada	1,434	1,093,455
Dell Technologies, Inc. – Class V(a)	3,217	309,379
Fortinet, Inc.(a)	5,320	445,603
Intuit, Inc.	2,911	638,877
Kingdee International Software Group Co., Ltd.	104,000	118,673
Microsoft Corp.	73,356	8,240,080
Nice Ltd.(a)	20,060	2,316,050
Oracle Corp.	32,988	1,602,557
Oracle Corp. Japan	19,300	1,617,543
SAP SE	9,330	1,120,046
Trend Micro, Inc./Japan	3,500	220,072

		19,448,763

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	35,592	8,101,807
HP, Inc.	23,670	583,465
Samsung Electronics Co., Ltd.	40,158	1,745,694
Travelport Worldwide Ltd.	1,124	20,873

		10,451,839

		96,972,931

Consumer Discretionary – 8.4%
Auto Components – 0.7%
Aptiv PLC	59,950	5,276,199
Faurecia SA	3,327	204,069

		5,480,268

Automobiles – 0.1%
Honda Motor Co., Ltd.	8,000	236,986
Mazda Motor Corp.	17,200	199,081

		436,067

Diversified Consumer Services – 0.8%
Benesse Holdings, Inc.	5,400	168,567
Laureate Education, Inc. – Class A(a)	4,176	66,691
Service Corp. International/US	103,520	4,343,699
Sotheby’s(a)	31,076	1,492,269

		6,071,226

Hotels, Restaurants & Leisure – 2.3%
Aristocrat Leisure Ltd.	70,420	1,601,852
Caesars Entertainment Corp.(a)	5,492	56,018
Compass Group PLC	80,168	1,726,118
eDreams ODIGEO SA(a)	29,487	136,566
Flight Centre Travel Group Ltd.	4,484	188,288

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Las Vegas Sands Corp.	15,296	$1,000,664
McDonald’s Corp.	10,663	1,729,859
OPAP SA	21,101	226,463
Starbucks Corp.	202,727	10,835,758
Wynn Resorts Ltd.	971	144,038
Yum! Brands, Inc.	6,520	566,523

		18,212,147

Household Durables – 0.2%
Auto Trader Group PLC(e)	176,370	1,028,312
Hovnanian Enterprises, Inc. – Class A(a)	7,965	12,425
LG Electronics, Inc.	1,296	89,350
Persimmon PLC	20,890	660,896
Sony Corp.	3,700	210,392

		2,001,375

Internet & Direct Marketing Retail – 1.0%
Amazon.com, Inc.(a)	743	1,495,444
Booking Holdings, Inc.(a)	3,342	6,522,080

		8,017,524

Leisure Products – 0.2%
Amer Sports Oyj(a)	32,790	1,102,324
Sankyo Co., Ltd.	5,000	191,393
Sega Sammy Holdings, Inc.	11,500	185,371

		1,479,088

Media – 0.7%
Charter Communications, Inc. – Class A(a)	193	59,907
Clear Channel Outdoor Holdings, Inc. – Class A	7,440	33,852
Comcast Corp. – Class A	34,098	1,261,285
CTS Eventim AG & Co. KGaA	12,430	551,322
Daiichikosho Co., Ltd.	10,800	499,504
DISH Network Corp. – Class A(a)	609	21,528
Eutelsat Communications SA	11,930	282,494
Modern Times Group MTG AB – Class B	28	1,003
Naspers Ltd. – Class N	8,720	1,936,326
Omnicom Group, Inc.	8,040	557,333
Sirius XM Holdings, Inc.(f)	76,171	540,814

		5,745,368

Multiline Retail – 0.1%
Next PLC	8,590	613,317

Specialty Retail – 2.0%
AutoZone, Inc.(a)	2,831	2,171,037
Best Buy Co., Inc.	7,282	579,356
Home Depot, Inc. (The)	7,111	1,427,675
Ross Stores, Inc.	26,547	2,542,672

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

TJX Cos., Inc. (The)	24,440	$2,687,667
Ulta Salon Cosmetics & Fragrance, Inc.(a)	24,668	6,413,680

		15,822,087

Textiles, Apparel & Luxury Goods – 0.3%
Moncler SpA	12,770	577,845
Samsonite International SA(a)(e)	419,700	1,698,998

		2,276,843

		66,155,310

Health Care – 7.4%
Biotechnology – 1.5%
AbbVie, Inc.	6,074	582,983
Amgen, Inc.	2,847	568,859
Biogen, Inc.(a)	1,347	476,151
Celgene Corp.(a)	59,522	5,621,853
Celltrion, Inc.(a)	120	29,131
CSL Ltd.	1,864	305,577
Gilead Sciences, Inc.	54,482	4,125,922
Grifols SA	9,278	272,795

		11,983,271

Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	128,769	8,606,920
Cochlear Ltd.	1,528	237,599
Fisher & Paykel Healthcare Corp., Ltd.	21,545	233,663
Hoya Corp.	3,600	210,348
West Pharmaceutical Services, Inc.	28,901	3,382,862

		12,671,392

Health Care Providers & Services – 1.6%
Anthem, Inc.	28,209	7,467,768
CVS Health Corp.	15,730	1,183,525
Humana, Inc.	1,811	603,534
Quorum Health Corp.(a)	458	2,084
UnitedHealth Group, Inc.	11,136	2,989,571

		12,246,482

Life Sciences Tools & Services – 0.6%
IQVIA Holdings, Inc.(a)	35,437	4,503,689

Pharmaceuticals – 2.1%
Astellas Pharma, Inc.	52,100	883,283
Bristol-Myers Squibb Co.	15,430	934,286
Eli Lilly & Co.	1,559	164,708
Endo International PLC(a)	3,078	52,788
Horizon Pharma PLC(a)	1,435	30,336
Jiangsu Hengrui Medicine Co., Ltd.	8,300	80,478
Johnson & Johnson	5,570	750,223
Merck & Co., Inc.	21,852	1,498,829

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Novo Nordisk A/S – Class B	29,935	$1,473,586
Pfizer, Inc.	56,182	2,332,676
Roche Holding AG	10,744	2,664,013
Sanofi	6,630	569,340
Shionogi & Co., Ltd.	3,900	226,660
Taisho Pharmaceutical Holdings Co., Ltd.	1,900	205,944
Zoetis, Inc.	54,332	4,922,479

		16,789,629

		58,194,463

Financials – 7.3%
Banks – 3.0%
Bank Leumi Le-Israel BM	20,540	137,974
Bank of America Corp.	10,464	323,651
Citigroup, Inc.	38,695	2,756,632
Comerica, Inc.	3,368	328,313
DBS Group Holdings Ltd.	133,100	2,419,629
DNB ASA	44,657	907,877
Hana Financial Group, Inc.	2,486	95,328
Hang Seng Bank Ltd.	61,300	1,663,013
Industrial Bank of Korea	7,896	105,696
JPMorgan Chase & Co.	10,049	1,151,414
Jyske Bank A/S	59,782	3,028,545
Mitsubishi UFJ Financial Group, Inc.	118,300	715,086
Oversea-Chinese Banking Corp., Ltd.	54,400	447,708
PNC Financial Services Group, Inc. (The)	3,928	563,825
Royal Bank of Canada	18,250	1,449,651
Seven Bank Ltd.	186,800	581,750
Toronto-Dominion Bank (The)	28,449	1,714,570
Wells Fargo & Co.	81,010	4,737,465
Westpac Banking Corp.	26,560	545,487

		23,673,614

Capital Markets – 2.9%
B3 SA – Brasil Bolsa Balcao	118,800	634,673
BlackRock, Inc. – Class A	2,160	1,034,770
Charles Schwab Corp. (The)	162,550	8,255,914
CME Group, Inc. – Class A	8,602	1,503,027
Daiwa Securities Group, Inc.	30,000	179,753
IG Group Holdings PLC	73,410	862,028
Intercontinental Exchange, Inc.	14,650	1,116,770
Julius Baer Group Ltd.(a)	63,268	3,357,087
London Stock Exchange Group PLC	14,940	896,971
Morgan Stanley	11,141	544,015
Partners Group Holding AG	1,590	1,248,395
S&P Global, Inc.	3,002	621,564
Singapore Exchange Ltd.	454,600	2,456,808

		22,711,775

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.1%
American Express Co.	6,331	$670,959
Discover Financial Services	1,058	82,651

		753,610

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(a)	590	123,145
Cielo SA	367,800	1,363,527
Jefferies Financial Group, Inc.	18,260	423,997
Kinnevik AB	596	19,584

		1,930,253

Insurance – 1.1%
Aflac, Inc.	3,218	148,800
Allianz SE	2,160	460,386
Arthur J Gallagher & Co.	19,320	1,393,745
Direct Line Insurance Group PLC	101,490	436,007
Everest Re Group Ltd.	3,820	851,936
Fidelity National Financial, Inc.	56,538	2,267,174
Japan Post Holdings Co., Ltd.	19,300	229,213
Marsh & McLennan Cos., Inc.	13,080	1,106,961
Ping An Insurance Group Co. of China Ltd. – Class H	12,500	120,573
Progressive Corp. (The)	9,315	629,042
Prudential Financial, Inc.	3,477	341,615
Swiss Re AG	8,510	765,648
Tryg A/S	6,666	163,933

		8,915,033

		57,984,285

Industrials – 5.4%
Aerospace & Defense – 0.9%
BAE Systems PLC	103,490	814,361
Boeing Co. (The)	7,470	2,560,641
Harris Corp.	6,810	1,106,693
Raytheon Co.	11,130	2,219,767
Safran SA	2,632	341,999

		7,043,461

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	7,591	729,343

Airlines – 0.2%
Delta Air Lines, Inc.	2,486	145,381
International Consolidated Airlines Group SA	33,060	296,743
Japan Airlines Co., Ltd.	5,000	180,188
Qantas Airways Ltd.	239,847	1,110,338

		1,732,650

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 0.8%
Allegion PLC	69,128	$6,029,344

Commercial Services & Supplies – 0.5%
Republic Services, Inc. – Class A	7,010	514,253
Secom Co., Ltd.	36,300	2,984,908
Toppan Printing Co., Ltd.	26,000	202,631

		3,701,792

Construction & Engineering – 0.1%
Fluor Corp.	4,092	234,922
GS Engineering & Construction Corp.	2,900	124,667
Willscot Corp.(c)(d)	1,235	21,551

		381,140

Consumer Cyclical - Automotive – 0.0%
Exide Technologies(a)(b)(d)(g)	2,460	3,395
Exide Technologies/Old(a)(b)(d)(g)	1,244	1,717

		5,112

Industrial Conglomerates – 0.1%
CITIC Ltd.	82,000	116,736
Honeywell International, Inc.	4,471	711,157

		827,893

Machinery – 0.8%
Dover Corp.	40,010	3,435,659
Kone Oyj – Class B	34,410	1,857,840
Pentair PLC	11,970	520,455
Stanley Black & Decker, Inc.	6,068	852,736

		6,666,690

Marine – 0.0%
Mitsui OSK Lines Ltd.	5,600	150,426

Professional Services – 1.4%
Intertek Group PLC	13,860	923,882
RELX NV	149,672	3,319,117
Verisk Analytics, Inc. – Class A(a)	48,210	5,741,329
Wolters Kluwer NV	21,920	1,390,676

		11,375,004

Road & Rail – 0.3%
ALD SA(e)(f)	59,477	1,107,925
Central Japan Railway Co.	1,200	240,932
CSX Corp.	8,640	640,743
DSV A/S	3,345	314,107

		2,303,707

Trading Companies & Distributors – 0.1%
Emeco Holdings Ltd.(a)	43,970	11,462

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

HD Supply Holdings, Inc.(a)	12,160	$554,375
Xiamen C & D, Inc.	95,200	116,092

		681,929

Transportation Infrastructure – 0.1%
Flughafen Zurich AG	3,660	756,509

		42,385,000

Consumer Staples – 3.0%
Beverages – 0.5%
Ambev SA	136,200	630,323
Diageo PLC	52,315	1,829,691
PepsiCo, Inc.	16,700	1,870,567

		4,330,581

Food & Staples Retailing – 0.4%
Costco Wholesale Corp.	1,505	350,861
J Sainsbury PLC	90,060	379,099
Kroger Co. (The)	18,585	585,428
Southeastern Grocers, Inc. Npv(a)(b)(c)(d)	2,013	60,390
Sysco Corp.	7,370	551,423
Wal-Mart de Mexico SAB de CV	15,470	42,834
Walmart, Inc.	15,440	1,480,078

		3,450,113

Food Products – 0.9%
a2 Milk Co., Ltd.(a)	31,150	260,023
Archer-Daniels-Midland Co.	11,220	565,488
Barry Callebaut AG	137	244,237
Danone SA	7,155	563,455
Hershey Co. (The)	38,150	3,834,838
Nestle Malaysia Bhd	3,200	114,466
Salmar ASA	28,270	1,361,092

		6,943,599

Household Products – 0.3%
Kimberly-Clark Corp.	536	61,930
Procter & Gamble Co. (The)	24,940	2,068,773

		2,130,703

Personal Products – 0.4%
L’Oreal SA	11,532	2,760,829
Unilever PLC	12,740	725,985

		3,486,814

Tobacco – 0.5%
Altria Group, Inc.	11,037	645,885
British American Tobacco PLC	28,264	1,366,769
Philip Morris International, Inc.	17,996	1,401,709
Swedish Match AB	5,250	280,657

		3,695,020

		24,036,830

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 1.7%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	3,418	$568,379
BASF SE	32,765	3,027,667
Covestro AG(e)	9,377	798,371
Croda International PLC	12,470	825,275
Ecolab, Inc.	23,000	3,461,040
Ingevity Corp.(a)	2	202
LyondellBasell Industries NV – Class A	16,749	1,888,952
Methanex Corp.	3,250	237,138
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	196,000	115,216
Umicore SA(f)	5,025	280,291
Victrex PLC	15,180	624,044

		11,826,575

Containers & Packaging – 0.1%
Amcor Ltd./Australia	53,060	545,965
Smurfit Kappa Group PLC	7,050	287,919
WestRock Co.	16	881

		834,765

Metals & Mining – 0.1%
Anglo American PLC(f)	18,124	363,951
Artsonig Pty Ltd.(b)(c)(d)	51,133	5,113
Constellium NV – Class A(a)	20,428	237,986
Jiangxi Copper Co., Ltd.	53,900	114,927
Neenah Enterprises, Inc.(a)(b)(c)(d)	10,896	13,184
Teck Resources Ltd. – Class B	9,660	217,702

		952,863

		13,614,203

Energy – 1.7%
Energy Equipment & Services – 0.1%
TechnipFMC PLC	12,743	390,318

Oil, Gas & Consumable Fuels – 1.6%
Andeavor	240	36,670
Berry Petroleum Corp.(a)(c)	9,529	156,175
CHC Group LLC(a)(g)	2,966	21,504
Chesapeake Energy Corp.(a)(f)	13,075	57,922
Chevron Corp.	5,940	703,652
China Petroleum & Chemical Corp.	33,900	34,002
ConocoPhillips	6,757	496,167
Denbury Resources, Inc.(a)	5,777	32,178
EP Energy Corp. – Class A(a)(f)	6,082	10,644
Exxon Mobil Corp.	11,325	907,925
Halcon Resources Corp.(a)(f)	670	3,069
Husky Energy, Inc.	13,960	230,848

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

K2016470219 South Africa Ltd. – A Shares(a)(b)(c)(d)	465,862	$	– 0	–
K2016470219 South Africa Ltd. – B Shares(a)(b)(c)(d)	73,623		– 0	–
Linn Energy, Inc.(a)	213		3,685
LUKOIL PJSC (Sponsored ADR)	24,084		1,663,241
Marathon Petroleum Corp.	5,116		420,996
Neste Oyj	3,598		312,388
Oasis Petroleum, Inc.(a)	1,937		26,072
Paragon Litigation – Class A(b)(c)	649		552
Paragon Litigation – Class B(b)(c)	974		31,574
Peabody Energy Corp.	1,456		60,147
Phillips 66	3,531		418,459
Riviera Resources Inc/Linn(a)	213		4,580
Royal Dutch Shell PLC – Class A	3,291		107,069
Royal Dutch Shell PLC – Class B	122,054		4,040,218
Suncor Energy, Inc.	6,720		276,627
Tervita Corp.(a)(c)	62,228		429,158
TOTAL SA	24,894		1,561,048
Triangle Petroleum Corp.(a)	7,408		186
Valero Energy Corp.	3,688		434,741
Vantage Drilling International(a)(c)	200		51,000
Whiting Petroleum Corp.(a)	1,269		64,605

			12,597,102

			12,987,420

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	23,096		737,686
HKT Trust & HKT Ltd. – Class SS	1,242,000		1,604,854
Nippon Telegraph & Telephone Corp.	38,000		1,690,657
Verizon Communications, Inc.	16,523		898,355

			4,931,552

Wireless Telecommunication Services – 0.8%
China Mobile Ltd.	133,000		1,250,934
KDDI Corp.	94,100		2,487,988
SoftBank Group Corp.	21,700		2,009,144
T-Mobile US, Inc.(a)	8,424		556,321

			6,304,387

			11,235,939

Utilities – 0.6%
Electric Utilities – 0.2%
Enel Americas SA (ADR)	72,030		534,463
Enel Chile SA (ADR)	114,942		559,767

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NextEra Energy, Inc.	1,389	$236,269
Tokyo Electric Power Co. Holdings, Inc.(a)	41,900	193,682

		1,524,181

Multi-Utilities – 0.1%
Ameren Corp.	10,430	659,489
Centrica PLC	181,435	337,017

		996,506

Water Utilities – 0.3%
Guangdong Investment Ltd.	1,146,000	2,034,470

		4,555,157

Real Estate – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.3%
Lamar Advertising Co. – Class A	6,710	517,006
Nippon Building Fund, Inc.	96	558,877
Simon Property Group, Inc.	3,410	624,132
Weyerhaeuser Co.	15,714	545,433

		2,245,448

Real Estate Management & Development – 0.2%
Agile Group Holdings Ltd.	66,000	107,948
CBRE Group, Inc. – Class A(a)	38,682	1,888,068

		1,996,016

		4,241,464

Total Common Stocks (cost $336,196,279)		392,363,002

INVESTMENT COMPANIES – 25.4%
Funds and Investment Trusts – 25.4%(h)
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio – Class ADV(a)(i)	16,158,196	125,226,021
iShares JP Morgan USD Emerging Markets Bond ETF	6,100	647,210
iShares MSCI Emerging Markets ETF	14,116	609,388
iShares Russell 2000 ETF	591	102,255
VanEck Vectors JP Morgan EM Local Currency Bond ETF	98,680	1,594,669
Vanguard FTSE Emerging Markets ETF	367,209	15,437,466
Vanguard Global ex-U.S. Real Estate ETF	455,273	26,314,780
Vanguard Real Estate ETF	361,407	30,376,258

Total Investment Companies (cost $210,722,753)		200,308,047

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 6.7%
Industrial – 5.4%
Basic – 0.5%
AK Steel Corp. 7.00%, 3/15/27(f)	$	133	$126,487
7.625%, 10/01/21		71	72,595
CF Industries, Inc. 3.45%, 6/01/23(f)		78	75,039
5.375%, 3/15/44		53	48,569
Cleveland-Cliffs, Inc. 5.75%, 3/01/25		212	208,426
Commercial Metals Co. 5.375%, 7/15/27		140	130,893
Constellium NV 5.75%, 5/15/24(e)		250	248,947
5.875%, 2/15/26(e)		250	245,072
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(e)		102	97,994
Eldorado Gold Corp. 6.125%, 12/15/20(e)		50	47,347
ERP Iron Ore, LLC 10.343%, 12/31/19(b)(c)(d)(j)		17	17,029
Freeport-McMoRan, Inc. 3.55%, 3/01/22		204	196,997
3.875%, 3/15/23		186	178,404
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(e)		108	113,096
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(e)		385	425,025
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 5/15/26(e)	EUR	100	119,895
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)(b)(k)(l)	$	146	1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		85	91,152
8.875%, 10/15/20(a)(b)(d)(g)		85	—
Multi-Color Corp. 4.875%, 11/01/25(e)		127	118,533
NOVA Chemicals Corp. 5.25%, 8/01/23-6/01/27(e)		167	160,421
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(e)		61	56,736
OCI NV 5.00%, 4/15/23(e)	EUR	100	122,027

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pactiv LLC 7.95%, 12/15/25	$	100	$108,419
Peabody Energy Corp. 6.00%, 11/15/18(a)(b)(c)(d)		227	—
6.00%, 3/31/22(e)		13	12,853
Plastipak Holdings, Inc. 6.25%, 10/15/25(e)		162	149,413
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(e)		152	151,986
Sealed Air Corp. 6.875%, 7/15/33(e)		170	184,214
SPCM SA 4.875%, 9/15/25(e)		142	135,351
Steel Dynamics, Inc. 5.125%, 10/01/21		11	10,777
Teck Resources Ltd. 5.20%, 3/01/42		88	82,202
5.40%, 2/01/43		79	75,134
8.50%, 6/01/24(e)		10	10,897
United States Steel Corp. 6.25%, 3/15/26		36	35,830
6.875%, 8/15/25		103	104,816
Valvoline, Inc. 5.50%, 7/15/24		17	17,377
WR Grace & Co.-Conn 5.625%, 10/01/24(e)(f)		23	23,945

			4,003,899

Capital Goods – 0.3%
ARD Finance SA 7.125% (7.125% Cash, or 7.875% PIK), 9/15/23(j)		200	202,908
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(e)		191	188,581
4.625%, 5/15/23(e)		43	42,162
7.25%, 5/15/24(e)		7	7,463
B456 Systems, Inc. 3.75%, 4/15/16(a)(b)(c)(k)(m)		50	3,522
Ball Corp. 4.375%, 12/15/20		88	89,140
5.00%, 3/15/22		142	146,880
BBA US Holdings, Inc. 5.375%, 5/01/26(e)		50	50,156
Bombardier, Inc. 5.75%, 3/15/22(e)(f)		364	364,881
6.125%, 1/15/23(e)		14	14,141

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 3/15/25(e)	$	20	$20,601
BWAY Holding Co. 4.75%, 4/15/24(e)	EUR	105	125,362
7.25%, 4/15/25(e)	$	140	137,204
Clean Harbors, Inc. 5.125%, 6/01/21		120	120,896
Cleaver-Brooks, Inc. 7.875%, 3/01/23(e)		65	67,204
EnPro Industries, Inc. 5.875%, 9/15/22		61	62,198
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(e)		49	49,765
GFL Environmental, Inc. 5.625%, 5/01/22(e)		157	151,997
Hulk Finance Corp. 7.00%, 6/01/26(e)		8	7,680
Jeld-Wen, Inc. 4.625%, 12/15/25(e)		17	15,878
4.875%, 12/15/27(e)		23	21,428
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(e)		47	47,745
TransDigm UK Holdings PLC 6.875%, 5/15/26(e)		265	272,195
TransDigm, Inc. 6.50%, 7/15/24		145	147,975
Waste Pro USA, Inc. 5.50%, 2/15/26(e)		104	100,343

			2,458,305

Communications - Media – 0.5%
Altice Financing SA 6.625%, 2/15/23(e)		162	163,420
7.50%, 5/15/26(e)		285	271,451
Altice France SA/France 7.375%, 5/01/26(e)		450	442,143
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		125	125,674
5.125%, 5/01/27(e)		98	93,541
5.25%, 9/30/22		15	14,980
5.375%, 5/01/25(e)		30	29,651
5.875%, 5/01/27(e)		48	47,802
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.75%, 7/15/25(e)		200	213,620
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		98	100,340

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series B 6.50%, 11/15/22	$	122	$124,669
CSC Holdings LLC 5.375%, 2/01/28(e)		200	191,396
6.625%, 10/15/25(e)		6	6,671
10.875%, 10/15/25(e)		236	276,233
DISH DBS Corp. 5.00%, 3/15/23(f)		38	34,275
5.875%, 11/15/24		20	17,412
6.75%, 6/01/21		69	70,462
Gray Television, Inc. 5.125%, 10/15/24(e)		150	147,209
5.875%, 7/15/26(e)		85	85,016
iHeartCommunications, Inc. 6.875%, 6/15/18(a)(b)(c)(k)		121	29,646
9.00%, 12/15/19(a)(n)		175	130,485
11.25%, 3/01/21(a)(e)(n)		25	17,837
Meredith Corp. 6.875%, 2/01/26(e)		203	205,631
Netflix, Inc. 4.875%, 4/15/28(e)		336	318,457
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(e)		43	39,749
6.875%, 2/15/23(e)		60	58,051
RR Donnelley & Sons Co. 7.875%, 3/15/21(f)		70	73,852
Sinclair Television Group, Inc. 5.125%, 2/15/27(e)		150	139,095
6.125%, 10/01/22		41	42,080
TEGNA, Inc. 5.125%, 7/15/20		62	62,415
UPC Holding BV 5.50%, 1/15/28(e)		217	201,984
Urban One, Inc. 7.375%, 4/15/22(e)		168	167,175
Ziggo Bond Finance BV 5.875%, 1/15/25(e)		44	41,014
Ziggo BV 5.50%, 1/15/27(e)		268	252,662

			4,236,098

Communications - Telecommunications – 0.4%
C&W Senior Financing DAC 6.875%, 9/15/27(e)		200	198,522
CenturyLink, Inc. Series S 6.45%, 6/15/21		63	65,205

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series T 5.80%, 3/15/22	$	93	$94,658
Embarq Corp. 7.995%, 6/01/36		274	268,020
Frontier Communications Corp. 7.125%, 1/15/23		155	105,481
7.625%, 4/15/24		133	83,997
7.875%, 1/15/27		31	17,358
8.75%, 4/15/22		64	51,212
11.00%, 9/15/25		131	100,471
Hughes Satellite Systems Corp. 6.50%, 6/15/19		71	72,448
7.625%, 6/15/21		47	50,543
Intelsat Jackson Holdings SA 5.50%, 8/01/23		268	244,051
8.00%, 2/15/24(e)		25	26,089
9.50%, 9/30/22(e)		107	124,026
9.75%, 7/15/25(e)		147	155,698
Level 3 Financing, Inc. 5.25%, 3/15/26		164	160,889
Level 3 Parent LLC 5.75%, 12/01/22		18	18,578
Qwest Corp. 6.75%, 12/01/21		123	131,531
6.875%, 9/15/33		27	26,630
Sable International Finance Ltd. 6.875%, 8/01/22(e)		102	106,563
Sprint Capital Corp. 6.875%, 11/15/28		150	149,345
Sprint Communications, Inc. 7.00%, 3/01/20(e)		149	154,773
T-Mobile USA, Inc. 6.50%, 1/15/24-1/15/26		152	157,912
Telecom Italia Capital SA 6.375%, 11/15/33		136	138,608
7.20%, 7/18/36		148	158,574
7.721%, 6/04/38		68	74,532
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(e)		28	27,056
Windstream Services LLC/Windstream Finance Corp. 9.00%, 6/30/25(e)		40	28,942
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(e)		205	205,528

			3,197,240

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 4.875%, 8/15/26(e)	$	200	$180,766
American Axle & Manufacturing, Inc. 6.25%, 4/01/25(f)		125	124,375
BCD Acquisition, Inc. 9.625%, 9/15/23(e)		279	294,726
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(e)		87	85,705
Dana Financing Luxembourg SARL 6.50%, 6/01/26(e)		60	61,972
Dana, Inc. 5.50%, 12/15/24		33	32,720
Exide Technologies 7.00%, 4/30/25(b)(j)(l)(m)		236	153,356
11.00%, 4/30/22(b)(j)(l)		86	77,668
IHO Verwaltungs GmbH 4.125% (4.125% Cash, or 4.875% PIK), 9/15/21(e)(j)		142	141,017
Meritor, Inc. 6.25%, 2/15/24		69	70,251
Navistar International Corp. 6.625%, 11/01/25(e)		132	137,392
Tenneco, Inc. 5.00%, 7/15/26		167	148,238
Titan International, Inc. 6.50%, 11/30/23		144	141,608

			1,649,794

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		10	10,169
5.875%, 11/15/26(f)		162	158,141
National CineMedia LLC 5.75%, 8/15/26		33	31,245
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(e)		213	231,877

			431,432

Consumer Cyclical - Other – 0.5%
Beazer Homes USA, Inc. 5.75%, 6/15/19		10	10,576
5.875%, 10/15/27		88	75,282
6.75%, 3/15/25		64	59,650
8.75%, 3/15/22		155	164,706

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Corp. 5.00%, 10/01/24(b)(m)		$26	$43,182
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(e)	EUR	100	92,511
Diamond Resorts International, Inc. 7.75%, 9/01/23(e)(f)		$60	63,005
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(e)		173	174,868
International Game Technology PLC 6.50%, 2/15/25(e)		200	210,522
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		103	92,076
10.00%, 7/15/22(e)		220	221,100
10.50%, 7/15/24(e)		219	216,810
KB Home 7.00%, 12/15/21		54	57,009
7.50%, 9/15/22		25	26,431
8.00%, 3/15/20		14	14,986
Lennar Corp. 4.125%, 12/01/18		71	70,860
4.50%, 11/15/19		148	149,330
6.25%, 12/15/21		55	58,042
LHMC Finco SARL 6.25%, 12/20/23(e)	EUR	110	131,513
Marriott Ownership Resorts, Inc. 6.50%, 9/15/26(e)		$151	153,949
MDC Holdings, Inc. 5.50%, 1/15/24		14	14,178
5.625%, 2/01/20		57	58,021
6.00%, 1/15/43		270	233,041
Meritage Homes Corp. 7.00%, 4/01/22		11	11,464
MGM Resorts International 8.625%, 2/01/19		110	112,366
Pinnacle Entertainment, Inc. 5.625%, 5/01/24		30	32,001
PulteGroup, Inc. 5.00%, 1/15/27		21	20,214
6.00%, 2/15/35		130	124,719
7.875%, 6/15/32		151	167,820
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(e)		18	17,538
6.125%, 4/01/25(e)		146	144,165

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Industries, Inc./NJ 6.00%, 10/15/25(e)	$	74	$76,378
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(e)		122	126,947
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(e)		197	184,682
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(e)		183	179,322
Toll Brothers Finance Corp. 4.00%, 12/31/18		34	34,049
4.875%, 3/15/27		27	25,916
5.875%, 2/15/22		86	89,822

			3,739,051

Consumer Cyclical - Restaurants – 0.0%
Golden Nugget, Inc. 8.75%, 10/01/25(e)		140	147,438
IRB Holding Corp. 6.75%, 2/15/26(e)(f)		247	235,873

			383,311

Consumer Cyclical - Retailers – 0.1%
FirstCash, Inc. 5.375%, 6/01/24(e)		171	171,086
JC Penney Corp., Inc. 6.375%, 10/15/36		37	17,538
L Brands, Inc. 6.875%, 11/01/35		226	188,081
7.00%, 5/01/20(f)		106	111,479
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(e)		259	175,999
PetSmart, Inc. 7.125%, 3/15/23(e)		154	104,479
Sonic Automotive, Inc. 5.00%, 5/15/23		153	144,237
6.125%, 3/15/27		47	44,758

			957,657

Consumer Non-Cyclical – 0.7%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23		139	142,037
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(e)(f)		85	76,148

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		$60	$53,897
6.625%, 6/15/24		213	205,600
Aveta, Inc. 10.50%, 3/01/21(a)(b)(d)(l)		1,149	– 0	–
Bausch Health Cos., Inc. 5.50%, 3/01/23(e)		152	143,692
5.625%, 12/01/21(e)		180	178,549
5.875%, 5/15/23(e)		190	181,612
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26(e)		55	52,601
Charles River Laboratories International, Inc. 5.50%, 4/01/26(e)		31	31,494
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		134	127,346
8.125%, 6/30/24(e)(f)		97	79,783
DaVita, Inc. 5.00%, 5/01/25		150	142,626
Diamond BC BV 5.625%, 8/15/25(e)	EUR	123	133,925
Endo Finance LLC 5.75%, 1/15/22(e)		$174	161,027
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(e)		156	133,951
First Quality Finance Co., Inc. 4.625%, 5/15/21(e)		233	231,655
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(e)		98	93,026
HCA, Inc. 3.75%, 3/15/19		242	243,580
4.25%, 10/15/19		451	455,702
6.50%, 2/15/20		370	384,576
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(e)		118	122,616
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(e)		140	137,563
Mallinckrodt International Finance SA 4.75%, 4/15/23(f)		4	3,463
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(e)(f)		52	43,998
5.625%, 10/15/23(e)(f)		78	69,748
5.75%, 8/01/22(e)(f)		305	284,745
MEDNAX, Inc. 5.25%, 12/01/23(e)		24	23,942
MPH Acquisition Holdings LLC 7.125%, 6/01/24(e)		140	144,910

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Post Holdings, Inc. 5.00%, 8/15/26(e)	$	250	$240,015
5.625%, 1/15/28(e)		105	102,065
Spectrum Brands, Inc. 5.75%, 7/15/25		140	141,877
6.625%, 11/15/22		26	27,002
Sunshine Mid BV 6.50%, 5/15/26(e)	EUR	103	115,105
Tenet Healthcare Corp. 4.50%, 4/01/21	$	47	47,537
6.75%, 6/15/23(f)		84	84,572
7.50%, 1/01/22(e)		13	14,121
8.125%, 4/01/22		369	389,552
Vizient, Inc. 10.375%, 3/01/24(e)		87	95,439

			5,341,097

Energy – 1.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		56	54,930
Antero Resources Corp. 5.125%, 12/01/22		151	153,063
Berry Petroleum Co. LLC 6.375%, 9/15/22(a)(b)(c)(d)		135	—
7.00%, 2/15/26(e)		71	73,499
Bristow Group, Inc. 8.75%, 3/01/23(e)		62	59,210
Bruin E&P Partners LLC 8.875%, 8/01/23(e)		124	127,990
California Resources Corp. 5.50%, 9/15/21		45	39,359
8.00%, 12/15/22(e)(f)		418	375,727
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		58	59,383
8.25%, 7/15/25		169	181,611
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		81	86,587
Cheniere Energy Partners LP 5.25%, 10/01/25		137	136,973
Chesapeake Energy Corp. 6.125%, 2/15/21		199	203,081
6.875%, 11/15/20		1	1,480
8.00%, 1/15/25-6/15/27		239	242,226
8.00%, 12/15/22(e)		3	3,156
Denbury Resources, Inc. 7.50%, 2/15/24(e)		104	105,338
9.25%, 3/31/22(e)		63	67,290

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	$367	$260,557
7.875%, 8/15/25	222	228,178
Energy Transfer Equity LP 4.25%, 3/15/23	290	290,864
7.50%, 10/15/20	152	163,926
Ensco PLC 4.50%, 10/01/24	16	13,506
5.20%, 3/15/25(f)	220	183,850
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22	357	263,973
9.375%, 5/01/24(e)	267	210,740
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24	51	47,606
6.25%, 5/15/26	159	149,449
6.50%, 10/01/25	42	40,644
6.75%, 8/01/22	26	26,561
Gulfport Energy Corp. 6.00%, 10/15/24	54	53,190
6.375%, 5/15/25-1/15/26	340	334,088
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(e)	197	199,021
HighPoint Operating Corp. 7.00%, 10/15/22	81	81,349
8.75%, 6/15/25	41	44,177
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(e)	295	292,786
Indigo Natural Resources LLC 6.875%, 2/15/26(e)	135	131,050
Murphy Oil Corp. 5.875%, 12/01/42	51	46,380
Murphy Oil USA, Inc. 5.625%, 5/01/27	6	5,647
6.00%, 8/15/23	140	144,116
Nabors Industries, Inc. 4.625%, 9/15/21(f)	139	138,309
5.50%, 1/15/23(f)	228	227,425
5.75%, 2/01/25(e)	34	32,859
Noble Holding International Ltd. 6.20%, 8/01/40	23	17,074
7.75%, 1/15/24(f)	291	284,453
7.95%, 4/01/25(f)	48	45,767
Parkland Fuel Corp. 6.00%, 4/01/26(e)	142	142,243
PDC Energy, Inc. 5.75%, 5/15/26	312	302,550

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Precision Drilling Corp. 7.125%, 1/15/26(e)(f)	$105	$107,993
QEP Resources, Inc. 5.25%, 5/01/23	60	58,461
5.375%, 10/01/22	81	82,101
5.625%, 3/01/26(f)	54	51,626
Range Resources Corp. 4.875%, 5/15/25(f)	62	59,679
5.00%, 8/15/22-3/15/23	220	216,504
5.875%, 7/01/22	13	13,165
Rowan Cos., Inc. 4.75%, 1/15/24	160	136,754
5.85%, 1/15/44	86	62,396
7.375%, 6/15/25	61	58,590
Sanchez Energy Corp. 6.125%, 1/15/23(f)	349	196,990
7.25%, 2/15/23(e)(f)	103	100,329
SandRidge Energy, Inc. 7.50%, 2/15/23(a)(b)(c)(d)	69	—
8.125%, 10/15/22(b)(c)(d)	113	—
SemGroup Corp. 6.375%, 3/15/25	78	75,946
7.25%, 3/15/26(f)	70	69,523
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23	29	28,040
SM Energy Co. 5.00%, 1/15/24(f)	211	205,286
5.625%, 6/01/25	15	14,889
6.625%, 1/15/27	98	100,941
Southern Star Central Corp. 5.125%, 7/15/22(e)	85	85,120
SRC Energy, Inc. 6.25%, 12/01/25	106	102,832
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(e)	180	172,355
5.875%, 3/15/28(e)	136	130,327
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23	45	44,117
5.875%, 4/15/26(e)	112	115,361
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(e)	128	136,082
Transocean Pontus Ltd. 6.125%, 8/01/25(e)	65	66,180
Transocean, Inc. 6.80%, 3/15/38	227	187,103
7.50%, 1/15/26(e)	103	105,112

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.00%, 7/15/23(e)	$	70	$75,053
Vantage Drilling International 7.50%, 11/01/19(a)(b)(c)(d)		111	—
10.00%, 12/31/20(b)(c)		3	2,749
10.00%, 12/31/20(b)(l)		2	2,083
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(e)		220	212,254
Weatherford International LLC 9.875%, 3/01/25(e)		129	121,139
Weatherford International Ltd. 5.875%, 7/01/21(m)		88	82,366
7.75%, 6/15/21(f)		167	163,697
9.875%, 2/15/24		65	62,303
Whiting Petroleum Corp. 1.25%, 4/01/20(m)		67	64,404
5.75%, 3/15/21		38	39,110
6.25%, 4/01/23		42	43,313
6.625%, 1/15/26(f)		180	187,200
WPX Energy, Inc. 5.75%, 6/01/26		65	65,884

			10,278,598

Other Industrial – 0.1%
Algeco Global Finance PLC 8.00%, 2/15/23(e)		200	205,520
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(e)		178	182,918
American Tire Distributors, Inc. 10.25%, 3/01/22(e)		288	100,686
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		205	203,370
7.00%, 6/15/23		28	28,512
H&E Equipment Services, Inc. 5.625%, 9/01/25		58	57,572
KAR Auction Services, Inc. 5.125%, 6/01/25(e)		62	61,050
Laureate Education, Inc. 8.25%, 5/01/25(e)		231	248,955

			1,088,583

Services – 0.3%
ADT Corp. (The) 3.50%, 7/15/22		57	53,632
Aptim Corp. 7.75%, 6/15/25(e)(f)		138	118,697
APX Group, Inc. 7.875%, 12/01/22		300	306,054

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.75%, 12/01/20	$	81	$80,448
Aramark Services, Inc. 5.00%, 2/01/28(e)		98	96,068
5.125%, 1/15/24		16	16,581
Carlson Travel, Inc. 9.50%, 12/15/24(e)		200	186,254
Carriage Services, Inc. 6.625%, 6/01/26(e)		87	88,406
eDreams ODIGEO SA 8.50%, 8/01/21(e)	EUR	171	206,872
GEO Group, Inc. (The) 5.125%, 4/01/23	$	115	111,132
5.875%, 1/15/22-10/15/24		39	39,174
6.00%, 4/15/26		140	135,797
Monitronics International, Inc. 9.125%, 4/01/20(f)		120	87,646
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(e)		68	68,282
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(e)		289	309,163
Sabre GLBL, Inc. 5.25%, 11/15/23(e)		135	135,908
Team Health Holdings, Inc. 6.375%, 2/01/25(e)(f)		50	43,647
Verscend Escrow Corp. 9.75%, 8/15/26(e)		119	121,911

			2,205,672

Technology – 0.2%
Banff Merger Sub, Inc. 9.75%, 9/01/26(e)		209	209,531
CommScope, Inc. 5.00%, 6/15/21(e)		50	50,369
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(e)		1	1,029
CURO Financial Technologies Corp. 12.00%, 3/01/22(e)		177	195,139
Dell International LLC/EMC Corp. 5.875%, 6/15/21(e)		78	80,097
Dell, Inc. 6.50%, 4/15/38		43	42,372
First Data Corp. 7.00%, 12/01/23(e)		75	78,291
Goodman Networks, Inc. 8.00%, 5/11/22(b)		48	31,877

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Infor US, Inc. 6.50%, 5/15/22	$	140	$142,411
Iron Mountain, Inc. 4.375%, 6/01/21(e)		50	49,933
Nokia Oyj 6.625%, 5/15/39		34	36,655
Sanmina Corp. 4.375%, 6/01/19(e)		89	88,964
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(e)		188	206,443
Western Digital Corp. 4.75%, 2/15/26		132	129,253

			1,342,364

Transportation - Services – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23(f)		362	361,798
Herc Rentals, Inc. 7.75%, 6/01/24(e)		158	170,189
Hertz Corp. (The) 7.375%, 1/15/21		260	260,010
Hertz Holdings Netherlands BV 5.50%, 3/30/23(e)	EUR	160	188,730
United Rentals North America, Inc. 4.875%, 1/15/28	$	140	133,728
5.75%, 11/15/24		36	37,293
XPO Logistics, Inc. 6.125%, 9/01/23(e)		30	30,719

			1,182,467

			42,495,568

Financial Institutions – 1.1%
Banking – 0.7%
Allied Irish Banks PLC 7.375%, 12/03/20(e)(o)	EUR	200	255,651
Ally Financial, Inc. 4.125%, 3/30/20	$	295	296,412
4.75%, 9/10/18		136	136,094
8.00%, 11/01/31		116	141,286
Banco Bilbao Vizcaya Argentaria SA 6.75%, 2/18/20(e)(o)	EUR	200	239,114
Banco Santander SA 6.75%, 4/25/22(e)(o)		300	374,774
Barclays Bank PLC 6.86%, 6/15/32(e)(o)	$	35	38,698
Barclays PLC 7.25%, 3/15/23(e)(o)	GBP	200	268,365

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

CIT Group, Inc. 3.875%, 2/19/19	$	7		$7,123
6.125%, 3/09/28		75		78,731
Citigroup Capital XVIII 1.556% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(p)	GBP	185		213,962
Citigroup, Inc. 5.95%, 1/30/23(o)	$	365		374,209
Citizens Financial Group, Inc. Series B 6.00%, 7/06/23(o)		116		118,371
Credit Agricole SA 8.125%, 12/23/25(e)(o)		400		440,296
Credit Suisse Group AG 7.125%, 7/29/22(e)(o)		200		207,412
7.50%, 12/11/23(e)(o)		200		212,656
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(o)		210		199,080
Lloyds Banking Group PLC 7.625%, 6/27/23(e)(o)	GBP	260		370,373
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(o)	$	0	**	472
Societe Generale SA 8.00%, 9/29/25(e)(f)(o)		320		339,998
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(o)		78		73,463
UBS Group Funding Switzerland AG 7.00%, 2/19/25(e)(o)		400		424,460
UniCredit SpA 9.25%, 6/03/22(e)(o)	EUR	200		255,653

				5,066,653

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(a)(b)(c)(k)	$	1,030		30,476
LPL Holdings, Inc. 5.75%, 9/15/25(e)		199		194,482

				224,958

Finance – 0.2%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(e)		154		157,176
Curo Group Holdings Corp. 8.25%, 9/01/25(e)		169		167,200
Enova International, Inc. 8.50%, 9/01/24(e)		100		103,454
9.75%, 6/01/21		121		126,689

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

goeasy Ltd. 7.875%, 11/01/22(e)	$	62	$64,959
Navient Corp. 5.00%, 10/26/20		115	115,430
5.50%, 1/25/23		194	192,229
5.875%, 3/25/21		1	1,452
6.50%, 6/15/22		79	81,277
7.25%, 1/25/22-9/25/23		85	90,011
8.00%, 3/25/20		237	251,613
SLM Corp. 5.125%, 4/05/22		30	30,260
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(e)		112	114,462

			1,496,212

Insurance – 0.1%
Ambac Assurance Corp. 5.10%, 6/07/20(b)(e)		5	6,615
Liberty Mutual Group, Inc. 7.80%, 3/15/37(e)		298	350,391
Polaris Intermediate Corp. 8.50%, 12/01/22(e)(j)		266	275,217
WellCare Health Plans, Inc. 5.375%, 8/15/26(e)		78	80,331

			712,554

Other Finance – 0.1%
Intrum AB 2.75%, 7/15/22(e)	EUR	130	147,131
3.125%, 7/15/24(e)		100	110,609
LHC3 PLC 4.125%, 8/15/24(e)(j)		146	168,824
NVA Holdings, Inc./United States 6.875%, 4/01/26(e)	$	101	100,531
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(e)		217	210,896
Travelport Corporate Finance PLC 6.00%, 3/15/26(e)		75	76,377

			814,368

REITS – 0.0%
Iron Mountain, Inc. 5.25%, 3/15/28(e)		205	194,324
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		30	29,486
5.25%, 8/01/26		96	96,381
5.50%, 5/01/24		5	5,033

			325,224

			8,639,969

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
AES Corp./VA 4.875%, 5/15/23	$	75	$76,192
Calpine Corp. 5.375%, 1/15/23		239	227,497
5.50%, 2/01/24		36	32,650
5.75%, 1/15/25(f)		148	134,013
DPL, Inc. 6.75%, 10/01/19		31	31,900
NRG Energy, Inc. 5.75%, 1/15/28(e)		100	100,752
6.25%, 7/15/22		14	14,505
Talen Energy Supply LLC 4.60%, 12/15/21		227	195,315
6.50%, 6/01/25(f)		163	121,718
10.50%, 1/15/26(e)		193	169,273
Texas Competitive/TCEH 11.50%, 10/01/20(a)(b)(d)(l)(n)		142	– 0	–
Vistra Energy Corp. 5.875%, 6/01/23		18	18,965
7.375%, 11/01/22		150	156,814
7.625%, 11/01/24		16	17,548

			1,297,142

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		282	287,626

			1,584,768

Total Corporates – Non-Investment Grade (cost $54,062,137)			52,720,305

INFLATION-LINKED SECURITIES – 1.8%
Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series B 18.807%, 8/15/50	BRL	1,100	862,905

Japan – 1.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	1,375,740	12,982,424

Total Inflation-Linked Securities (cost $14,331,115)			13,845,329

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 1.7%
Malaysia – 0.2%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	1,169	$290,335
Series 511 3.58%, 9/28/18		3,106	755,954

			1,046,289

Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	19,911	1,013,845

Russia – 0.1%
Russian Federal Bond – OFZ Series 6212 7.05%, 1/19/28	RUB	21,257	284,996
Series 6217 7.50%, 8/18/21		40,638	595,387

			880,383

United States – 1.3%
U.S. Treasury Notes 1.625%, 5/15/26(q)	$	1,714	1,572,595
1.75%, 9/30/22(q)		1,551	1,492,595
2.25%, 2/15/27-8/15/27(q)		7,800	7,441,547

			10,506,737

Uruguay – 0.0%
Uruguay Government International Bond 8.50%, 3/15/28(e)	UYU	3,101	80,520
9.875%, 6/20/22(e)		2,522	77,123

			157,643

Total Governments – Treasuries (cost $14,084,569)			13,604,897

CORPORATES – INVESTMENT GRADE – 1.2%
Financial Institutions – 0.7%
Banking – 0.4%
Axis Bank Ltd/Dubai 3.25%, 5/21/20(e)	$	200	196,850
Bank of America Corp. Series AA 6.10%, 3/17/25(f)(o)		243	255,847
Series DD 6.30%, 3/10/26(o)		114	122,612
Series Z 6.50%, 10/23/24(f)(o)		7	7,544

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 7.625%, 3/30/21(e)(f)(o)		$142	$150,029
BPCE SA 5.70%, 10/22/23(e)		200	209,919
Countrywide Capital III Series B 8.05%, 6/15/27		113	139,780
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		222	220,921
Deutsche Bank AG/New York NY 3.375%, 5/12/21		121	118,374
DNB Bank ASA 6.50%, 3/26/22(e)(o)		201	207,153
HSBC Holdings PLC 6.00%, 9/29/23(e)(o)	EUR	220	286,397
Morgan Stanley 5.00%, 11/24/25		$211	219,484
Royal Bank of Scotland Group PLC 6.125%, 12/15/22		315	330,671
Santander Holdings USA, Inc. 4.40%, 7/13/27		141	137,039
Standard Chartered PLC 3.95%, 1/11/23(e)		142	139,848
US Bancorp Series J 5.30%, 4/15/27(o)		43	42,630
Wells Fargo & Co. 4.125%, 8/15/23		212	215,428
Zions Bancorporation 5.65%, 11/15/23		34	33,869

			3,034,395

Insurance – 0.3%
Allstate Corp. (The) 6.50%, 5/15/57		191	213,129
American International Group, Inc. 8.175%, 5/15/58		110	139,170
Series A-9 5.75%, 4/01/48		77	75,627
Assicurazioni Generali SpA 5.50%, 10/27/47(e)	EUR	185	221,943
Aviva PLC 3.875%, 7/03/44(e)		200	245,717
CNP Assurances 4.50%, 6/10/47(e)		200	257,798
Groupama SA 6.00%, 1/23/27		200	280,876

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 6.40%, 12/15/36	$	275	$293,981
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(e)		75	119,053
Prudential Financial, Inc. 5.625%, 6/15/43		170	177,612
SCOR SE 3.00%, 6/08/46(e)	EUR	100	119,267

			2,144,173

REITS – 0.0%
HCP, Inc. 4.25%, 11/15/23	$	118	118,981
Senior Housing Properties Trust 6.75%, 12/15/21		21	22,686
Spirit Realty LP 4.45%, 9/15/26		13	12,581

			154,248

			5,332,816

Industrial – 0.4%
Basic – 0.1%
ArcelorMittal 6.75%, 3/01/41		54	61,917
7.00%, 10/15/39		85	99,085
Fresnillo PLC 5.50%, 11/13/23(e)		200	206,500
Glencore Finance Canada Ltd. 6.00%, 11/15/41(e)		11	11,825
Glencore Funding LLC 4.00%, 4/16/25(e)		12	11,656

			390,983

Capital Goods – 0.0%
CNH Industrial Capital LLC 3.375%, 7/15/19		62	62,446
4.375%, 4/05/22(f)		93	94,196
General Electric Co. Series D 5.00%, 1/21/21(o)		122	120,348
Masco Corp. 5.95%, 3/15/22		33	34,908
7.125%, 3/15/20		3	3,438

			315,336

Communications - Telecommunications – 0.0%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(e)		330	330,145

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.20%, 4/01/45	$	140	$128,892
5.40%, 4/01/48(f)		151	143,391
6.25%, 10/02/43		185	192,012
General Motors Financial Co., Inc. 3.10%, 1/15/19		62	62,067
ZF North America Capital, Inc. 4.75%, 4/29/25(e)		150	151,715

			678,077

Consumer Cyclical - Other – 0.0%
DR Horton, Inc. 4.00%, 2/15/20		108	108,582
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		14	14,463
4.875%, 11/01/20		18	18,885
5.375%, 11/01/23		18	18,652

			160,582

Consumer Non-Cyclical – 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		91	90,305
Constellation Brands, Inc. 3.75%, 5/01/21		49	49,555
CVS Health Corp. 4.78%, 3/25/38		265	264,064
Universal Health Services, Inc. 4.75%, 8/01/22(e)		151	152,314

			556,238

Energy – 0.1%
Cenovus Energy, Inc. 4.45%, 9/15/42		75	65,061
6.75%, 11/15/39		4	4,040
Ecopetrol SA 5.375%, 6/26/26		90	92,925
5.875%, 5/28/45		37	36,530
Energy Transfer Partners LP 6.125%, 12/15/45		135	143,039
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		95	96,858
Kinder Morgan, Inc./DE 4.30%, 6/01/25		140	141,470
Series G 7.75%, 1/15/32		28	34,472
Shell International Finance BV 2.25%, 11/10/20		275	270,980

			885,375

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
Dell International LLC/EMC Corp. 5.45%, 6/15/23(e)	$	47	$49,432
6.02%, 6/15/26(e)		20	21,190
Seagate HDD Cayman 4.75%, 1/01/25		68	65,159
4.875%, 6/01/27		252	236,885

			372,666

			3,689,402

Utility – 0.1%
Electric – 0.1%
Duke Energy Corp. 3.95%, 10/15/23		209	211,796
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(e)		200	204,500

			416,296

Total Corporates – Investment Grade (cost $9,763,305)			9,438,514

EMERGING MARKETS – SOVEREIGNS – 0.9%
Argentina – 0.1%
Argentine Republic Government International Bond 6.875%, 1/26/27		1,350	1,054,687

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/28(e)		200	186,500
6.75%, 9/20/29(e)(f)		200	181,500

			368,000

Cameroon – 0.0%
Republic of Cameroon International Bond 9.50%, 11/19/25(e)		200	204,000

Costa Rica – 0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(e)		107	106,465

Dominican Republic – 0.1%
Dominican Republic International Bond 5.95%, 1/25/27(e)		220	223,630
8.625%, 4/20/27(e)		425	483,438

			707,068

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.0%
Ecuador Government International Bond 10.50%, 3/24/20(e)	$	205	$210,638

Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(e)		407	404,456

El Salvador – 0.0%
El Salvador Government International Bond 7.375%, 12/01/19(e)		200	204,685

Gabon – 0.0%
Gabon Government International Bond 6.375%, 12/12/24(e)		360	327,150

Honduras – 0.1%
Honduras Government International Bond 7.50%, 3/15/24(e)		200	214,750
6.25%, 1/19/27(e)		180	184,050

			398,800

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(e)		635	586,581

Jamaica – 0.0%
Jamaica Government International Bond 7.875%, 7/28/45		200	229,250

Lebanon – 0.0%
Lebanon Government International Bond 5.15%, 11/12/18(e)		100	99,875

Mongolia – 0.1%
Mongolia Government International Bond 10.875%, 4/06/21(e)		200	226,362
5.125%, 12/05/22(e)		270	258,525

			484,887

Nigeria – 0.1%
Nigeria Government International Bond 6.75%, 1/28/21(e)		200	205,000
6.50%, 11/28/27(e)		200	185,250

			390,250

Senegal – 0.0%
Senegal Government International Bond 6.25%, 5/23/33(e)		365	326,675

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.0%
Sri Lanka Government International Bond 6.20%, 5/11/27(e)	$	220	$206,525

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 9/01/23-9/01/24(e)		765	738,200

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 9/15/27(a)(n)		815	211,900

Zambia – 0.0%
Zambia Government International Bond 8.50%, 4/14/24(e)		200	144,000

Total Emerging Markets – Sovereigns (cost $8,382,010)			7,404,092

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.422% (LIBOR 1 Month + 1.35%), 8/25/28(e)(p)		254	254,498
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.215% (LIBOR 1 Month + 7.15%), 7/25/23(p)		35	42,495
Series 2013-DN2, Class M2 6.315% (LIBOR 1 Month + 4.25%), 11/25/23(p)		120	133,016
Series 2014-DN1, Class M3 6.565% (LIBOR 1 Month + 4.50%), 2/25/24(p)		89	102,339
Series 2014-HQ2, Class M3 5.815% (LIBOR 1 Month + 3.75%), 9/25/24(p)		131	150,116
Series 2014-HQ3, Class M3 6.815% (LIBOR 1 Month + 4.75%), 10/25/24(p)		404	447,986
Series 2017-HQA1, Class M2 5.615% (LIBOR 1 Month + 3.55%), 8/25/29(p)		450	495,224

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.315% (LIBOR 1 Month + 5.25%), 10/25/23(p)	$35	$40,766
Series 2014-C01, Class M2 6.465% (LIBOR 1 Month + 4.40%), 1/25/24(p)	66	74,355
Series 2014-C02, Class 1M2 4.665% (LIBOR 1 Month + 2.60%), 5/25/24(p)	228	242,896
Series 2014-C03, Class 1M2 5.065% (LIBOR 1 Month + 3.00%), 7/25/24(p)	212	226,987
Series 2014-C04, Class 1M2 6.965% (LIBOR 1 Month + 4.90%), 11/25/24(p)	221	252,250
Series 2014-C04, Class 2M2 7.065% (LIBOR 1 Month + 5.00%), 11/25/24(p)	438	495,396
Series 2015-C01, Class 1M2 6.365% (LIBOR 1 Month + 4.30%), 2/25/25(p)	258	284,109
Series 2015-C01, Class 2M2 6.615% (LIBOR 1 Month + 4.55%), 2/25/25(p)	143	154,596
Series 2015-C02, Class 1M2 6.065% (LIBOR 1 Month + 4.00%), 5/25/25(p)	254	278,930
Series 2015-C02, Class 2M2 6.065% (LIBOR 1 Month + 4.00%), 5/25/25(p)	237	255,507
Series 2015-C03, Class 1M2 7.065% (LIBOR 1 Month + 5.00%), 7/25/25(p)	13	15,266
Series 2015-C03, Class 2M2 7.065% (LIBOR 1 Month + 5.00%), 7/25/25(p)	328	365,424
Series 2015-C04, Class 2M2 7.615% (LIBOR 1 Month + 5.55%), 4/25/28(p)	345	391,628
Series 2016-C01, Class 2M2 9.015% (LIBOR 1 Month + 6.95%), 8/25/28(p)	227	268,893
Series 2016-C03, Class 2M2 7.965% (LIBOR 1 Month + 5.90%), 10/25/28(p)	440	509,866

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 6.515% (LIBOR 1 Month + 4.45%), 1/25/29(p)	$	465	$519,474
Series 2016-C07, Class 2M2 5.373% (LIBOR 1 Month + 4.35%), 5/25/29(p)		475	530,234
Series 2017-C01, Class 1B1 7.815% (LIBOR 1 Month + 5.75%), 7/25/29(p)		440	532,165
Series 2018-C01, Class 1B1 5.615% (LIBOR 1 Month + 3.55%), 7/25/30(p)		107	109,127

			7,173,543

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.411%, 5/28/35(b)		96	89,411

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		14	11,248
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		18	14,676

			25,924

Total Collateralized Mortgage Obligations (cost $7,124,715)			7,288,878

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Industrial – 0.7%
Basic – 0.2%
Consolidated Energy Finance SA 6.875%, 6/15/25(e)		200	205,888
First Quantum Minerals Ltd. 7.00%, 2/15/21(e)		33	32,882
7.25%, 5/15/22-4/01/23(e)		542	535,757
Lundin Mining Corp. 7.875%, 11/01/22(e)		133	138,818
Stillwater Mining Co. 6.125%, 6/27/22(e)		200	187,500
7.125%, 6/27/25(e)		200	185,250
Vedanta Resources PLC 6.375%, 7/30/22(e)		220	210,795

			1,496,890

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
CIMPOR Financial Operations BV 5.75%, 7/17/24(e)	$	200	$147,000
Odebrecht Finance Ltd. 5.25%, 6/27/29(e)		200	72,681

			219,681

Communications - Telecommunications – 0.1%
Digicel Group Ltd. 8.25%, 9/30/20(e)(f)		315	233,100
Digicel Ltd. 6.75%, 3/01/23(e)		89	74,624
Millicom International Cellular SA 5.125%, 1/15/28(e)		200	184,850
MTN Mauritius Investments Ltd. 6.50%, 10/13/26(e)		200	193,500

			686,074

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 4.875%, 10/01/24(e)		214	203,300
5.50%, 10/01/27(e)		214	203,300

			406,600

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(b)(j)(l)		36	807
K2016470260 South Africa Ltd. 25.00%, 12/31/22(b)(j)(l)		11	3,302

			4,109

Consumer Non-Cyclical – 0.2%
BRF GmbH 4.35%, 9/29/26(e)		480	399,000
Cosan Ltd. 5.95%, 9/20/24(e)		360	338,850
MARB BondCo PLC 6.875%, 1/19/25(e)		200	185,750
Minerva Luxembourg SA 6.50%, 9/20/26(e)		220	196,075
Natura Cosmeticos SA 5.375%, 2/01/23(e)		200	190,750
Rede D’or Finance SARL 4.95%, 1/17/28(e)		200	174,750
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		94	91,908
2.80%, 7/21/23		152	134,520
3.15%, 10/01/26		55	45,650

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 7.25%, 1/24/20(a)(b)(j)(l)(n)	$	14	$304
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)(b)(k)(l)		434	26,490

			1,784,047

Energy – 0.1%
Azure Power Energy Ltd. 5.50%, 11/03/22(e)		200	188,000
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(g)		158	158,476
Petrobras Global Finance BV 5.999%, 1/27/28(e)		66	59,268
6.125%, 1/17/22		3	3,394
6.25%, 3/17/24		210	205,800
8.75%, 5/23/26		300	320,310
YPF SA 16.50%, 5/09/22(e)	ARS	2,493	43,696

			978,944

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(e)	$	12	12,443
Latam Finance Ltd. 6.875%, 4/11/24(e)		285	278,231

			290,674

Transportation - Services – 0.0%
Rumo Luxembourg SARL 7.375%, 2/09/24(e)		200	199,500

			6,066,519

Financial Institutions – 0.1%
Banking – 0.1%
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(e)(o)		200	180,750
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(e)		200	143,000

			323,750

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(e)		200	191,750

Insurance – 0.0%
Ambac LSNI LLC 6.81% (LIBOR 3 Month + 5.00%), 2/12/23(b)(e)(p)		22	22,495

			537,995

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Genneia SA 8.75%, 1/20/22(e)	$	90	$78,750
Terraform Global Operating LLC 6.125%, 3/01/26(e)		37	35,908

			114,658

Total Emerging Markets – Corporate Bonds (cost $7,420,036)			6,719,172

EMERGING MARKETS – TREASURIES – 0.4%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 32.22% (ARLLMONP), 6/21/20(p)	ARS	5,668	158,368
Argentine Bonos del Tesoro 15.50%, 10/17/26		3,720	75,709
16.00%, 10/17/23		10,432	214,737
18.20%, 10/03/21		14,384	282,292
21.20%, 9/19/18		6,608	175,217

			906,323

Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/21	BRL	4,555	1,123,655

Dominican Republic – 0.1%
Dominican Republic International Bond 16.00%, 7/10/20(l)	DOP	25,000	558,707

South Africa – 0.0%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	3,037	224,603

Turkey – 0.1%
Turkey Government Bond 11.10%, 5/15/19	TRY	4,030	560,864

Total Emerging Markets – Treasuries (cost $5,744,266)			3,374,152

BANK LOANS – 0.4%
Industrial – 0.4%
Basic – 0.0%
Foresight Energy LLC 7.826% (LIBOR 1 Month + 5.75%), 3/28/22(r)	$	29	29,327

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Unifrax I LLC 5.834% (LIBOR 3 Month + 3.50%), 4/04/24(r)	$	27	$27,161

			56,488

Capital Goods – 0.0%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.826% (LIBOR 1 Month + 3.75%), 8/01/25(b)(r)		106	106,305
8.826% (LIBOR 1 Month + 6.75%), 8/03/26(b)(r)		37	37,654
Gardner Denver, Inc. 4.826% (LIBOR 1 Month + 2.75%), 7/30/24(r)		42	42,206

			186,165

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.565% (LIBOR 1 Month + 4.50%), 1/02/24(r)		9	9,169
6.625%, 1/02/24		15	15,357
West Corporation 6.076% (LIBOR 1 Month + 4.00%), 10/10/24(r)		149	148,384

			172,910

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.580% (LIBOR 1 Month + 3.50%), 11/06/24(r)		46	46,472

Consumer Cyclical - Entertainment – 0.0%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.076% (LIBOR 1 Month + 3.00%), 4/01/24(r)		60	60,184

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.826% (LIBOR 1 Month + 2.75%), 12/23/24(r)		187	187,245
Stars Group Holdings B.V. 5.831% (LIBOR 3 Month + 3.50%), 7/10/25(r)		38	37,779

			225,024

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Serta Simmons Bedding, LLC 10.071% (LIBOR 1 Month + 8.00%), 11/08/24(r)	$	118	$81,693

Consumer Non-Cyclical – 0.2%
Air Medical Group Holdings, Inc. 5.321% (LIBOR 1 Month + 3.25%), 4/28/22(r)		300	294,091
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 9.826% (LIBOR 1 Month + 7.75%), 9/26/25(r)		263	233,511
BI-LO, LLC 10.310% (LIBOR 3 Month + 8.00%), 5/31/24(r)		168	164,421
10.334% (LIBOR 3 Month + 8.00%), 5/31/24(r)		163	159,283
10.335% (LIBOR 3 Month + 8.00%), 5/31/24(r)		168	164,421
Owens & Minor, Inc. 6.673% (LIBOR 2 Month + 4.50%), 5/02/25(r)		166	160,791
Vizient, Inc. 4.826% (LIBOR 1 Month + 2.75%), 2/13/23(r)		2	1,577

			1,178,095

Energy – 0.0%
California Resources Corporation 12.440% (LIBOR 1 Month + 10.38%), 12/31/21(b)(r)		113	124,455

Other Industrial – 0.1%
American Tire Distributors, Inc. 6.326% (LIBOR 1 Month + 4.25%), 9/01/21(r)		290	221,008
Travelport Finance (Luxembourg) SARL 4.814% (LIBOR 3 Month + 2.50%), 3/17/25(r)		56	55,775

			276,783

Services – 0.0%
Monitronics International, Inc. 7.834% (LIBOR 3 Month + 5.50%), 9/30/22(r)		127	120,541
Verscend Holding Corp. 8/27/25(b)(s)		91	91,402

			211,943

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
BMC Software Finance, Inc. 9/01/25(s)	$	100	$100,030
MTS Systems Corporation 5.320% (LIBOR 1 Month + 3.25%), 7/05/23(b)(r)		56	56,364
Solera, LLC (Solera Finance, Inc.) 4.826% (LIBOR 1 Month + 2.75%), 3/03/23(r)		145	144,649
Veritas US Inc. 6.576% (LIBOR 1 Month + 4.50%), 1/27/23(r)		6	5,663
6.834% (LIBOR 3 Month + 4.50%), 1/27/23(r)		2	1,886

			308,592

Total Bank Loans (cost $3,010,264)			2,928,804

ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(b)(e)		125	125,043
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/26(b)(e)		360	356,825
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(b)(e)		70	69,902
Series 2016-1A, Class A23 4.97%, 5/25/46(b)(e)		38	39,561

			591,331

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(b)		140	138,939
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(b)		183	90,321
Lehman XS Trust Series 2007-6, Class 3A5 4.809%, 5/25/37(b)		59	58,735

			287,995

Autos - Fixed Rate – 0.0%
CPS Auto Trust Series 2018-C, Class D 4.40%, 6/17/24(e)		120	120,674

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.19% (LIBOR 1 Month + 1.13%), 12/25/32(b)(p)	$	38	$38,146

Total Asset-Backed Securities (cost $1,032,850)			1,038,146

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.664%, 7/10/47(b)(e)		35	31,418
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.108%, 1/10/47(b)(e)		71	63,872
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.191%, 6/15/45(b)(e)		298	273,184
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 1/15/47(b)(e)		71	67,173
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(b)(c)		105	97,750

			533,397

Non-Agency Floating Rate CMBS – 0.0%
BBCMS Mortgage Trust Series 2017-GLKS, Class F 5.763% (LIBOR 1 Month + 3.70%), 11/15/34(b)(e)(p)		105	106,485
CLNS Trust Series 2017-IKPR, Class F 6.567% (LIBOR 1 Month + 4.50%), 6/11/32(b)(e)(p)		110	110,965
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.716% (LIBOR 1 Month + 1.65%), 6/24/49(b)(l)(p)		28	28,331

			245,781

Total Commercial Mortgage-Backed Securities (cost $800,293)			779,178

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
CIFC Funding Ltd. Series 2015-4A, Class D 7.848% (LIBOR 3 Month + 5.50%), 10/20/27(b)(e)(p)	$	177	$177,517
Dryden Senior Loan Fund Series 2017-49A, Class E 8.633% (LIBOR 3 Month + 6.30%), 7/18/30(b)(e)(p)		250	252,107
Rockford Tower CLO Ltd. Series 2017-2A, Class D 5.789% (LIBOR 3 Month + 3.45%), 10/15/29(b)(e)(p)		306	307,243

Total Collateralized Loan Obligations (cost $733,499)			736,867

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 7.875%, 6/15/27(e)		180	130,500
9.125%, 3/16/24(e)		190	161,500
9.95%, 6/09/21(e)		150	138,375

Total Local Governments – Regional Bonds (cost $493,886)			430,375

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
State of California Series 2010 7.60%, 11/01/40		60	91,009
7.95%, 3/01/36		130	139,364

Total Local Governments – US Municipal Bonds (cost $229,848)			230,373

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 13,200,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(a)	AUD	13,200,000	$169,909
USD/EUR Expiration: Oct 2018; Contracts: 1,361,250; Exercise Price: USD 1.21; Counterparty: Natwest Markets PLC(a)	USD	1,361,250	996

			170,905

Swaptions – 0.0%
IRS Swaption Expiration: Oct 2018; Contracts: 2,824,000; Exercise Rate: 3.02%; Counterparty: Citibank, NA(a)	USD	2,824,000	9,646

Total Options Purchased – Puts (premiums paid $180,913)			180,551

		Shares
PREFERRED STOCKS – 0.0%
Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	6,248

Energy – 0.0%
Sanchez Energy Corp. Series A 4.875%		2,338	29,517

Technology – 0.0%
Goodman Networks, Inc. 0.00%(a)(b)(c)(d)		3,576	– 0	–

			35,765

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%(f)		1,027	27,390

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 8.099%		868	$23,262

Total Preferred Stocks (cost $126,090)			86,417

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
BRL/USD Expiration: Nov 2018; Contracts: 9,309,300; Exercise Price: BRL 3.90; Counterparty: Bank of America, NA(a)	BRL	9,309,300	53,711
CNH/USD Expiration: Sep 2018; Contracts: 53,680,400; Exercise Price: CNH 6.70; Counterparty: Morgan Stanley Capital Services LLC(a)	CNH	53,680,400	1,365
CNH/USD Expiration: Sep 2018; Contracts: 53,680,400; Exercise Price: CNH 6.70; Counterparty: Morgan Stanley Capital Services LLC(a)	CNH	53,680,400	1,365

			56,441

Option on Equity Indices – 0.0%
iShares MSCI Emerging Markets Expiration: Sep 2018; Contracts: 299; Exercise Price: USD 46.50; Counterparty: Morgan Stanley Co, Inc.(a)	USD	29,900	2,093

Total Options Purchased – Calls (premiums paid $84,796)			58,534

		Shares
WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/22(a)		4,686	26,945

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/22(a)(b)(c)(d)		1,913		$8,723

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc., expiring 4/21/20(a)(c)		2,090		209
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(a)		4,803		1,969
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(a)		2,019		808

				2,986

Total Warrants (cost $20,248)				38,654

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 1/01/36	$	0	**	190

		Shares
SHORT-TERM INVESTMENTS – 8.4%
Investment Companies – 7.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(h)(i)(t) (cost $56,111,769)		56,111,769		56,111,769

		Principal Amount (000)
U.S. Treasury Bills – 1.3%
U.S. Treasury Bill Zero Coupon, 11/01/18-11/08/18 (cost $9,965,480)	$	10,000		9,966,598

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $740,621,316)				779,652,844

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(h)(i)(t) (cost $8,544,577)	8,544,577	$8,544,577

Total Investments – 99.8% (cost $749,165,893)		788,197,421
Other assets less liabilities – 0.2%		1,832,758

Net Assets – 100.0%		$790,030,179

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	78	September 2018	AUD	7,800	$7,154,724	$7,322,861	$168,137
10 Yr Canadian Bond Futures	63	December 2018	CAD	6,300	6,467,621	6,507,104	39,483
10 Yr Japan Bond (OSE) Futures	145	September 2018	JPY	14,500,000	196,518,853	196,247,862	(270,991)
BCOM Commodity Index Futures	2,847	September 2018	USD	285	24,969,395	23,857,860	(1,111,535)
Euro Buxl 30 Yr Bond Futures	121	December 2018	EUR	12,100	24,890,840	24,907,535	16,695
Euro-BOBL Futures	126	December 2018	EUR	12,600	19,241,383	19,248,554	7,171
Euro-Bund Futures	212	September 2018	EUR	21,200	39,714,004	40,177,316	463,312
Euro-Schatz Futures	124	December 2018	EUR	12,400	16,112,718	16,114,018	1,300
Long Gilt Futures	303	December 2018	GBP	30,300	47,969,657	48,054,210	84,553

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
Mini MSCI EAFE Futures	158	September 2018	USD	8		$15,924,578	$15,474,520	$(450,058)
MSCI Emerging Markets Futures	230	September 2018	USD	12		12,865,978	12,131,350	(734,628)
S&P 500 E-Mini Futures	49	September 2018	USD	2		7,000,639	7,110,145	109,506
S&P Mid 400 E-Mini Futures	53	September 2018	USD	5		10,565,682	10,841,680	275,998
S&P TSX 60 Index Futures	10	September 2018	CAD	2		1,458,943	1,479,080	20,137
U.S. T-Note 2 Yr (CBT) Futures	27	December 2018	USD	5,400		5,703,689	5,706,703	3,014
U.S. T-Note 5 Yr (CBT) Futures	376	December 2018	USD	37,600		42,629,443	42,637,813	8,370
U.S. T-Note 10 Yr (CBT) Futures	415	December 2018	USD	41,500		49,781,721	49,910,234	128,513
U.S. Ultra Bond (CBT) Futures	225	December 2018	USD	22,500		36,079,420	35,845,313	(234,107)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	68	September 2018	JPY	680,000		9,221,748	9,194,780	26,968
CBOE VIX Futures	3	September 2018	USD	3		42,369	42,075	294
Euro STOXX 50 Index Futures	12	September 2018	EUR	0	***	469,441	472,054	(2,613)
Euro-Bund Futures	71	September 2018	EUR	7,100		13,303,451	13,455,611	(152,160)
FTSE 100 Index Futures	2	September 2018	GBP	0	***	195,703	192,497	3,206
S&P 500 E-Mini Futures	37	September 2018	USD	2		5,265,277	5,368,885	(103,608)
TOPIX Index Futures	1	September 2018	JPY	10		151,825	156,017	(4,192)

								$(1,707,235)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	JPY	90,525	USD	806	10/04/18	$(10,048)
Australia and New Zealand Banking Group Ltd.	AUD	1,095	USD	841	9/14/18	53,689
Australia and New Zealand Banking Group Ltd.	USD	2,067	JPY	224,703	9/14/18	(43,906)
Bank of America, NA	JPY	176,124	USD	1,599	10/04/18	10,764
Bank of America, NA	RUB	136,004	USD	2,168	9/14/18	154,876
Bank of America, NA	JPY	178,240	USD	1,602	10/04/18	(5,715)
Bank of America, NA	JPY	71,946	USD	642	9/14/18	(5,992)
Bank of America, NA	RUB	70,985	USD	1,043	9/14/18	(7,811)
Bank of America, NA	RUB	129,024	USD	1,932	9/27/18	23,431
Bank of America, NA	ZAR	32,055	USD	2,151	9/14/18	(27,253)
Bank of America, NA	BRL	3,000	USD	725	9/05/18	(11,078)
Bank of America, NA	USD	797	CHF	786	10/11/18	16,652
Bank of America, NA	USD	1,733	CAD	2,284	9/14/18	17,006
Bank of America, NA	USD	798	BRL	3,000	9/05/18	(61,333)
Bank of America, NA	USD	810	ZAR	10,716	9/07/18	(81,027)
Bank of America, NA	USD	4,567	RUB	286,816	9/14/18	(320,790)
Bank of America, NA	USD	1,178	KRW	1,320,828	11/15/18	7,824
Barclays Bank PLC	JPY	260,265	USD	2,360	10/04/18	13,017
Barclays Bank PLC	INR	330,749	USD	4,704	12/13/18	98,696
Barclays Bank PLC	TWD	184,356	USD	6,227	9/13/18	215,489
Barclays Bank PLC	TWD	24,492	USD	798	9/13/18	(617)
Barclays Bank PLC	ZAR	8,758	USD	619	9/07/18	22,815
Barclays Bank PLC	EUR	11,285	USD	13,224	9/14/18	116,395
Barclays Bank PLC	CAD	3,734	USD	2,870	9/14/18	8,218
Barclays Bank PLC	USD	814	EUR	694	9/14/18	(7,162)
Barclays Bank PLC	CHF	1,587	GBP	1,250	10/12/18	(19,041)
Barclays Bank PLC	USD	479	TRY	3,049	9/13/18	(17,412)
Barclays Bank PLC	USD	2,251	ZAR	30,436	9/07/18	(180,648)
Barclays Bank PLC	USD	1,187	SEK	10,807	9/20/18	(3,649)
Barclays Bank PLC	USD	787	TWD	24,150	9/13/18	787
Barclays Bank PLC	USD	4,048	TWD	123,307	9/13/18	(27,604)
Barclays Bank PLC	USD	1,272	INR	88,510	12/13/18	(39,259)
Barclays Bank PLC	USD	2,216	KRW	2,471,455	11/15/18	2,078
Barclays Bank PLC	USD	1,598	KRW	1,787,779	10/11/18	5,596
BNP Paribas SA	ZAR	11,451	USD	779	9/07/18	(378)
BNP Paribas SA	ZAR	7,684	USD	544	9/07/18	21,268
BNP Paribas SA	ZAR	5,720	USD	385	9/14/18	(3,709)
BNP Paribas SA	NZD	2,416	USD	1,593	10/11/18	(5,703)
BNP Paribas SA	NZD	2,394	USD	1,613	10/11/18	28,662
BNP Paribas SA	AUD	4,748	USD	3,475	10/11/18	61,330
BNP Paribas SA	USD	987	AUD	1,365	10/11/18	(5,465)
BNP Paribas SA	USD	984	NZD	1,500	10/11/18	8,006
BNP Paribas SA	EUR	2,057	ZAR	32,618	9/14/18	(171,829)
Citibank, NA	COP	1,190,758	USD	390	10/12/18	356
Citibank, NA	INR	569,686	USD	8,275	9/14/18	240,102
Citibank, NA	JPY	181,786	USD	1,627	10/04/18	(12,735)
Citibank, NA	JPY	260,630	USD	2,362	10/04/18	12,019

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	RUB	32,101	USD	506	9/27/18	$30,885
Citibank, NA	ARS	21,030	USD	506	11/02/18	(27,355)
Citibank, NA	MXN	18,300	USD	953	9/14/18	(3,512)
Citibank, NA	MXN	27,900	USD	1,479	9/14/18	20,614
Citibank, NA	NOK	13,232	USD	1,583	9/14/18	5,060
Citibank, NA	BRL	12,778	USD	3,090	9/05/18	(47,186)
Citibank, NA	BRL	12,778	USD	3,083	10/02/18	(44,570)
Citibank, NA	CNY	10,934	USD	1,601	10/18/18	4,431
Citibank, NA	ZAR	9,368	USD	686	9/07/18	48,248
Citibank, NA	SEK	8,212	USD	916	9/14/18	17,011
Citibank, NA	CAD	6,284	USD	4,849	9/14/18	33,009
Citibank, NA	UYU	5,319	USD	159	12/04/18	(5,235)
Citibank, NA	GBP	4,908	USD	6,459	9/14/18	93,110
Citibank, NA	TRY	12,122	USD	2,335	9/13/18	498,921
Citibank, NA	EUR	10,956	USD	12,915	10/11/18	163,283
Citibank, NA	BRL	2,779	USD	737	9/05/18	54,854
Citibank, NA	NZD	1,804	USD	1,194	10/11/18	225
Citibank, NA	CAD	1,548	USD	1,181	9/14/18	(5,039)
Citibank, NA	TRY	1,310	USD	224	2/26/19	45,652
Citibank, NA	TRY	1,273	USD	218	2/28/19	44,321
Citibank, NA	USD	3,763	BRL	15,557	9/05/18	56,476
Citibank, NA	CHF	2,385	EUR	2,092	10/11/18	(33,756)
Citibank, NA	USD	1,802	NZD	2,690	10/11/18	(21,986)
Citibank, NA	USD	2,429	CAD	3,157	9/14/18	(9,338)
Citibank, NA	USD	3,052	TRY	18,891	9/13/18	(190,076)
Citibank, NA	SEK	7,224	NOK	6,612	9/20/18	(1,943)
Citibank, NA	SEK	7,240	CHF	780	9/20/18	13,181
Citibank, NA	USD	2,422	SEK	21,548	9/20/18	(63,024)
Citibank, NA	USD	8,778	EUR	7,481	9/14/18	(88,519)
Citibank, NA	USD	1,564	CNY	10,744	10/18/18	5,148
Citibank, NA	USD	1,597	CNY	10,927	10/18/18	(1,309)
Citibank, NA	USD	733	ARS	21,985	11/02/18	(175,751)
Citibank, NA	USD	627	INR	43,743	12/13/18	(17,833)
Citibank, NA	USD	3,132	MXN	65,111	9/14/18	271,126
Citibank, NA	USD	4,264	JPY	471,511	10/04/18	(12,143)
Citibank, NA	USD	1,393	RUB	88,441	9/27/18	(85,090)
Citibank, NA	USD	6,246	CLP	4,159,160	10/12/18	(136,753)
Citibank, NA	USD	8,349	INR	569,686	9/14/18	(313,426)
Citibank, NA	USD	3,039	KRW	3,437,240	11/15/18	46,109
Credit Suisse International	COP	40,506	USD	13	10/12/18	198
Credit Suisse International	MXN	37,283	USD	1,982	9/14/18	33,878
Credit Suisse International	SEK	14,487	USD	1,583	9/20/18	(2,977)
Credit Suisse International	SEK	5,487	USD	604	9/20/18	3,401
Credit Suisse International	AUD	2,179	USD	1,608	6/28/19	37,499
Credit Suisse International	TRY	1,684	USD	228	2/28/19	(1,616)
Credit Suisse International	GBP	1,665	USD	2,212	9/14/18	53,033
Credit Suisse International	CHF	1,058	USD	1,074	9/14/18	(18,624)
Credit Suisse International	GBP	77	ZAR	1,372	10/17/18	(7,105)
Credit Suisse International	EUR	220	NOK	2,106	10/31/18	(5,187)
Credit Suisse International	EUR	230	SEK	2,379	10/16/18	(6,842)
Credit Suisse International	USD	249	CHF	242	2/28/19	5,221

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	634	GBP	486	10/12/18	$(2,021)
Credit Suisse International	USD	624	SGD	849	10/25/18	(4,869)
Credit Suisse International	USD	226	TRY	1,310	2/26/19	(46,825)
Credit Suisse International	USD	891	ZAR	12,109	9/07/18	(67,446)
Credit Suisse International	USD	2,270	TRY	12,697	9/13/18	(346,312)
Credit Suisse International	USD	583	NOK	4,751	9/20/18	(16,288)
Credit Suisse International	USD	633	SEK	5,553	9/20/18	(25,026)
Credit Suisse International	USD	1,578	ZAR	21,250	9/14/18	(134,012)
Credit Suisse International	USD	313	JPY	34,499	10/04/18	(1,577)
Credit Suisse International	USD	6,308	CNY	43,434	10/18/18	35,755
Credit Suisse International	USD	1,596	INR	110,664	12/13/18	(54,604)
Deutsche Bank AG	ILS	3,094	USD	853	9/14/18	(5,640)
Deutsche Bank AG	USD	1,586	GBP	1,232	10/12/18	13,571
Deutsche Bank AG	USD	786	ILS	2,861	9/14/18	7,857
Goldman Sachs Bank USA	JPY	1,449,193	USD	13,266	9/14/18	215,787
Goldman Sachs Bank USA	TRY	34,171	USD	6,883	9/13/18	1,707,081
Goldman Sachs Bank USA	MXN	19,690	USD	1,048	10/19/18	24,638
Goldman Sachs Bank USA	SGD	6,400	USD	4,662	10/25/18	(4,304)
Goldman Sachs Bank USA	GBP	3,574	USD	4,703	10/12/18	62,534
Goldman Sachs Bank USA	AUD	1,637	USD	1,196	10/11/18	19,555
Goldman Sachs Bank USA	CHF	1,039	USD	1,047	9/07/18	(25,610)
Goldman Sachs Bank USA	GBP	474	EUR	534	10/11/18	7,046
Goldman Sachs Bank USA	USD	812	AUD	1,095	9/14/18	(25,174)
Goldman Sachs Bank USA	NOK	2,106	EUR	220	10/31/18	5,188
Goldman Sachs Bank USA	USD	844	SEK	7,399	9/20/18	(33,685)
Goldman Sachs Bank USA	USD	656	JPY	71,946	9/14/18	(8,529)
Goldman Sachs Bank USA	USD	3,234	JPY	357,615	10/04/18	(8,541)
Goldman Sachs Bank USA	USD	6,347	INR	441,522	12/13/18	(199,555)
Goldman Sachs Bank USA	USD	1,212	KRW	1,362,481	11/15/18	10,989
HSBC Bank USA	KRW	1,763,814	USD	1,587	11/15/18	3,990
HSBC Bank USA	TWD	50,176	USD	1,698	9/13/18	61,740
HSBC Bank USA	NZD	1,186	USD	789	10/11/18	4,413
HSBC Bank USA	USD	794	MXN	14,936	10/19/18	(17,164)
HSBC Bank USA	USD	1,610	JPY	178,142	9/14/18	(5,731)
HSBC Bank USA	USD	614	CLP	408,500	10/12/18	(13,984)
JPMorgan Chase Bank, NA	COP	5,416,449	USD	1,786	10/12/18	11,021
JPMorgan Chase Bank, NA	MXN	30,327	USD	1,573	10/19/18	(3,095)
JPMorgan Chase Bank, NA	TWD	24,533	USD	802	9/13/18	1,812
JPMorgan Chase Bank, NA	ARS	24,216	USD	741	10/24/18	121,004
JPMorgan Chase Bank, NA	ZAR	33,966	USD	2,315	9/07/18	4,654
JPMorgan Chase Bank, NA	ILS	5,939	USD	1,671	9/14/18	21,880
JPMorgan Chase Bank, NA	CAD	4,769	USD	3,682	9/14/18	26,508
JPMorgan Chase Bank, NA	TRY	2,668	USD	403	9/13/18	(1,066)

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	TRY	1,644	USD	248	9/18/18	$(718)
JPMorgan Chase Bank, NA	AUD	1,357	USD	1,004	9/14/18	29,056
JPMorgan Chase Bank, NA	CHF	252	USD	258	2/26/19	(6,255)
JPMorgan Chase Bank, NA	USD	600	GBP	463	10/12/18	2,012
JPMorgan Chase Bank, NA	USD	959	CHF	948	10/11/18	22,423
JPMorgan Chase Bank, NA	USD	1,592	GBP	1,223	10/12/18	(3,697)
JPMorgan Chase Bank, NA	USD	368	TRY	2,267	9/13/18	(24,610)
JPMorgan Chase Bank, NA	SEK	2,379	EUR	230	10/16/18	6,842
JPMorgan Chase Bank, NA	CHF	2,386	JPY	268,362	10/04/18	(48,034)
JPMorgan Chase Bank, NA	USD	1,568	NOK	13,245	9/20/18	12,373
JPMorgan Chase Bank, NA	USD	2,072	SEK	18,009	9/14/18	(101,845)
JPMorgan Chase Bank, NA	USD	2,786	CNY	19,068	10/18/18	(1,539)
JPMorgan Chase Bank, NA	USD	2,456	SEK	21,551	9/20/18	(96,869)
JPMorgan Chase Bank, NA	JPY	267,627	CHF	2,368	10/04/18	35,185
JPMorgan Chase Bank, NA	USD	3,218	JPY	354,889	10/04/18	(17,266)
Morgan Stanley Capital Services, Inc.	ARS	20,152	USD	591	10/24/18	74,672
Morgan Stanley Capital Services, Inc.	CNY	35,380	USD	5,164	10/18/18	(3,569)
Morgan Stanley Capital Services, Inc.	ZAR	11,440	USD	781	9/14/18	3,117
Morgan Stanley Capital Services, Inc.	CNY	10,996	USD	1,610	10/18/18	4,117
Morgan Stanley Capital Services, Inc.	NOK	5,113	USD	614	9/20/18	4,080
Morgan Stanley Capital Services, Inc.	NZD	2,377	USD	1,595	10/11/18	22,035
Morgan Stanley Capital Services, Inc.	AUD	1,080	USD	800	6/28/19	21,741
Morgan Stanley Capital Services, Inc.	USD	796	EUR	683	10/11/18	(754)
Morgan Stanley Capital Services, Inc.	USD	4,440	AUD	6,012	6/28/19	(106,128)
Morgan Stanley Capital Services, Inc.	EUR	2,081	CHF	2,410	10/11/18	71,644
Morgan Stanley Capital Services, Inc.	USD	1,592	SGD	2,167	10/25/18	(11,855)
Morgan Stanley Capital Services, Inc.	SEK	7,254	EUR	683	9/20/18	(448)
Morgan Stanley Capital Services, Inc.	SEK	7,268	CHF	793	9/07/18	23,481
Morgan Stanley Capital Services, Inc.	USD	1,573	TRY	8,466	9/13/18	(290,203)
Morgan Stanley Capital Services, Inc.	USD	801	ZAR	10,843	9/14/18	(64,414)
Morgan Stanley Capital Services, Inc.	USD	1,602	KRW	1,785,313	11/15/18	746
Natwest Markets PLC	INR	55,005	USD	788	12/13/18	22,029
Natwest Markets PLC	MXN	30,273	USD	1,577	10/19/18	3,225
Natwest Markets PLC	MXN	15,166	USD	763	9/14/18	(29,397)
Natwest Markets PLC	TRY	5,468	USD	820	9/13/18	(8,156)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	BRL	6,116	USD	1,580	9/05/18	$78,189
Natwest Markets PLC	GBP	2,933	USD	3,865	10/12/18	55,695
Natwest Markets PLC	AUD	2,573	USD	1,913	10/11/18	63,118
Natwest Markets PLC	NZD	2,394	USD	1,614	10/11/18	29,746
Natwest Markets PLC	USD	1,597	AUD	2,172	10/11/18	(35,297)
Natwest Markets PLC	USD	1,479	BRL	6,116	9/05/18	22,586
Natwest Markets PLC	USD	1,180	ZAR	15,710	9/07/18	(111,139)
Natwest Markets PLC	USD	1,611	MXN	33,648	9/14/18	147,243
Natwest Markets PLC	USD	1,391	ARS	44,368	10/24/18	(255,333)
Standard Chartered Bank	JPY	176,313	USD	1,600	10/04/18	9,733
Standard Chartered Bank	CNY	53,868	USD	7,826	10/18/18	(41,374)
Standard Chartered Bank	ZAR	16,248	USD	1,196	9/07/18	90,244
Standard Chartered Bank	BRL	12,692	USD	3,399	9/05/18	283,063
Standard Chartered Bank	BRL	5,809	USD	1,405	9/05/18	(21,452)
Standard Chartered Bank	EUR	1,758	USD	2,066	9/14/18	23,877
Standard Chartered Bank	GBP	1,199	USD	1,620	9/14/18	64,888
Standard Chartered Bank	CAD	1,123	USD	872	11/16/18	9,601
Standard Chartered Bank	AUD	1,090	USD	794	10/11/18	10,034
Standard Chartered Bank	USD	1,929	CAD	2,486	11/16/18	(21,249)
Standard Chartered Bank	USD	3,149	AUD	4,325	10/11/18	(39,733)
Standard Chartered Bank	USD	3,145	NZD	4,764	10/11/18	6,699
Standard Chartered Bank	USD	1,556	BRL	5,809	9/05/18	(129,559)
Standard Chartered Bank	USD	3,069	BRL	12,692	9/05/18	46,868
Standard Chartered Bank	CNY	16,602	EUR	2,079	9/14/18	(12,573)
Standard Chartered Bank	USD	3,218	CNY	21,931	9/14/18	(11,510)
Standard Chartered Bank	USD	31	IDR	457,519	11/08/18	(805)
Standard Chartered Bank	USD	617	KRW	686,634	11/15/18	(1,025)
Standard Chartered Bank	USD	632	KRW	705,331	11/15/18	933
State Street Bank & Trust Co.	KRW	707,332	USD	630	11/15/18	(5,089)
State Street Bank & Trust Co.	JPY	215,378	USD	1,976	9/14/18	36,495
State Street Bank & Trust Co.	ZAR	37,296	USD	2,718	9/14/18	182,737
State Street Bank & Trust Co.	JPY	30,379	USD	271	10/04/18	(3,407)
State Street Bank & Trust Co.	JPY	26,860	USD	246	10/04/18	3,308
State Street Bank & Trust Co.	ZAR	6,831	USD	494	9/07/18	29,006
State Street Bank & Trust Co.	MXN	5,923	USD	309	10/19/18	1,091
State Street Bank & Trust Co.	CNY	5,261	USD	800	9/14/18	30,911
State Street Bank & Trust Co.	CNY	4,745	USD	707	10/18/18	14,328
State Street Bank & Trust Co.	TRY	2,668	USD	401	9/13/18	(3,466)
State Street Bank & Trust Co.	AUD	2,493	USD	1,847	9/14/18	55,134
State Street Bank & Trust Co.	ZAR	1,788	USD	121	10/17/18	(384)
State Street Bank & Trust Co.	TRY	1,131	USD	230	9/18/18	59,213
State Street Bank & Trust Co.	GBP	865	USD	1,122	10/12/18	(956)
State Street Bank & Trust Co.	EUR	991	USD	1,163	9/14/18	13,324
State Street Bank & Trust Co.	GBP	476	USD	622	10/12/18	3,112
State Street Bank & Trust Co.	NZD	462	USD	312	10/11/18	6,227
State Street Bank & Trust Co.	CHF	437	USD	444	9/18/18	(7,639)
State Street Bank & Trust Co.	EUR	531	USD	624	10/11/18	6,496
State Street Bank & Trust Co.	CHF	251	USD	255	9/07/18	(4,021)
State Street Bank & Trust Co.	CHF	242	USD	248	2/28/19	(6,371)
State Street Bank & Trust Co.	USD	2	PLN	6	10/18/18	(14)
State Street Bank & Trust Co.	USD	250	CHF	244	2/28/19	5,882

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	258	CHF	252	2/26/19	$6,051
State Street Bank & Trust Co.	USD	269	CHF	266	9/18/18	5,159
State Street Bank & Trust Co.	USD	3	HUF	754	10/18/18	(65)
State Street Bank & Trust Co.	USD	5,060	MYR	20,398	11/29/18	(130,580)
State Street Bank & Trust Co.	USD	1,071	CHF	1,050	9/14/18	13,480
State Street Bank & Trust Co.	USD	299	ILS	1,080	9/14/18	1,290
State Street Bank & Trust Co.	USD	1,620	GBP	1,216	9/14/18	(43,383)
State Street Bank & Trust Co.	USD	230	TRY	1,410	2/28/19	(38,283)
State Street Bank & Trust Co.	USD	1,192	CAD	1,566	9/14/18	8,263
State Street Bank & Trust Co.	USD	236	SEK	2,073	9/20/18	(8,802)
State Street Bank & Trust Co.	ZAR	3,279	GBP	186	10/17/18	19,246
State Street Bank & Trust Co.	USD	246	ZAR	3,348	10/17/18	(19,109)
State Street Bank & Trust Co.	SEK	3,352	EUR	315	10/16/18	(1,445)
State Street Bank & Trust Co.	USD	1,599	ZAR	21,505	9/14/18	(136,953)
State Street Bank & Trust Co.	USD	1,308	NOK	10,668	9/20/18	(34,951)
State Street Bank & Trust Co.	USD	2,474	NOK	19,822	9/14/18	(109,377)
State Street Bank & Trust Co.	USD	310	JPY	33,754	10/04/18	(5,242)
UBS AG	JPY	268,794	USD	2,403	10/04/18	(20,827)
UBS AG	SEK	9,821	USD	1,140	9/14/18	65,389
UBS AG	TRY	5,107	USD	762	9/13/18	(11,846)
UBS AG	EUR	4,236	USD	4,996	9/14/18	75,709
UBS AG	EUR	531	USD	608	10/11/18	(10,424)
UBS AG	GBP	487	USD	636	10/12/18	3,616
UBS AG	GBP	456	USD	592	10/12/18	(90)
UBS AG	GBP	916	EUR	1,017	10/11/18	(5,810)
UBS AG	EUR	1,371	NOK	13,239	9/20/18	(13,480)
UBS AG	ZAR	1,372	GBP	77	10/17/18	7,106
UBS AG	EUR	2,081	JPY	267,771	10/04/18	(5,854)
UBS AG	CHF	4,819	EUR	4,158	10/11/18	(148,146)
UBS AG	USD	4,441	NOK	36,154	9/20/18	(127,327)
UBS AG	JPY	75,494	EUR	575	10/11/18	(12,412)

						$1,184,885

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(u)	Citibank, NA	2,020	EUR	3,425.00	September 2018	EUR	2		$134,974	$(57,200)
FTSE 100 Index(u)	Citibank, NA	400	GBP	7,500.00	September 2018	GBP	0	***	53,436	(24,136)
Nikkei 225 Index(u)	Goldman Sachs International	19,000	JPY	22,500.00	September 2018	JPY	19		63,373	(79,629)
S&P 500 Index(u)	Goldman Sachs International	8,800	USD	2,860.00	September 2018	USD	9		315,040	(476,124)

									$566,823	$(637,089)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(u)	Citibank, NA	2,020	EUR	3,425.00	September 2018	EUR	2		$138,889	$(141,628)
FTSE 100 Index(u)	Citibank, NA	400	GBP	7,500.00	September 2018	GBP	0	***	70,079	(63,319)
Nikkei 225 Index(u)	Goldman Sachs International	19,000	JPY	22,500.00	September 2018	JPY	19		70,206	(16,065)
S&P 500 Index(u)	Goldman Sachs International	8,800	USD	2,860.00	September 2018	USD	9		295,328	(99,827)

									$574,502	$(320,839)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(u)	AUD	1.280	06/2019	13,200,000	AUD	13,200	$137,041	$(66,740)
USD vs. EUR/ Natwest Markets PLC(u)	USD	1.170	10/2018	1,316,250	USD	1,316	11,025	(17,006)
Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(u)	BRL	4.100	10/2018	2,562,500	BRL	2,563	6,561	(24,286)
BRL vs. USD/ Bank of America, NA(u)	BRL	4.580	11/2018	10,932,460	BRL	10,932	44,339	(38,044)
INR vs. USD/ JPMorgan Chase Bank, NA(u)	INR	71.320	02/2019	46,358,000	INR	46,358	6,019	(18,228)
MXN vs. USD/ Morgan Stanley Capital Services LLC(u)	MXN	23.820	02/2019	15,483,000	MXN	15,483	8,660	(2,583)
NOK vs. EUR/ Goldman Sachs Bank USA(u)	NOK	9.790	10/2018	10,524,250	NOK	10,524	6,013	(11,178)
SEK vs. EUR/ JPMorgan Chase Bank, NA(u)	SEK	10.600	10/2018	11,395,000	SEK	11,395	6,652	(13,487)

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. CHF/ UBS AG(u)	TRY	5.900	02/2019	3,687,500	TRY	3,688	$6,741	$(153,508)
USD vs. EUR/ Natwest Markets PLC(u)	USD	1.250	10/2018	1,406,250	USD	1,406	7,784	(160)
ZAR vs. GBP/ UBS AG(u)	ZAR	19.520	10/2018	9,272,000	ZAR	9,272	8,411	(12,494)

							$249,246	$(357,714)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.69%	10/15/18	$2,824	$9,460	$(3,072)
Put
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	3.17	10/15/18	2,824	8,755	(2,939)

						$18,215	$(6,011)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	2.80%	USD	10,692	$(906,261)	$(766,861)	$(139,400)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	3.09	USD	5	(408)	(377)	(31)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	3.09	USD	5,490	(447,946)	(377,435)	(70,511)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	3.09%	USD	3,690	$(301,079)	$(274,437)	$(26,642)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	3.09	USD	8,190	(668,248)	(377,007)	(291,241)
iTraxxx Xover Series 26, 5 Year Index, 12/20/21*	(5.00)	Quarterly	2.09	EUR	680	(80,777)	(80,118)	(659)
iTraxxx Xover Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.64	EUR	1,940	(233,177)	(249,568)	16,391
iTraxxx Xover Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.64	EUR	6,950	(835,350)	(777,172)	(58,178)

Sale Contracts
CDX-NAHY Series 30, 5 Year Index, 6/20/23*	5.00	Quarterly	3.31	USD	6,220	489,305	367,034	122,271
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00	Quarterly	0.49	USD	97,330	1,970,659	1,756,022	214,637

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Europe Series 27, 5 Year Index, 6/20/22*	1.00%	Quarterly	0.48%	EUR	40,420	$1,018,492	$1,094,278	$(75,786)
iTraxxx Xover Series 29, 5 Year Index, 6/20/23*	5.00	Quarterly	2.99	EUR	6,790	761,615	729,792	31,823

						$766,825	$1,044,151	$(277,326)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
USD	18,085	1/17/20	3 Month LIBOR	2.170%	Quarterly/Semi-Annual	$(148,478)
USD	18,085	1/17/20	3 Month LIBOR	2.204%	Quarterly/Semi-Annual	(139,512)
USD	7,310	1/17/23	2.389%	3 Month LIBOR	Semi-Annual/Quarterly	149,718
USD	7,310	1/17/23	2.420%	3 Month LIBOR	Semi-Annual/Quarterly	140,032

						$1,760

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Argentine Republic, 7.500%, 4/22/26, 6/20/23*	(5.00)%	Quarterly	7.76%	USD	150	$13,175	$4,004	$9,171

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/23*	1.00%	Quarterly	3.00%	USD	206	$(16,873)	$(7,451)	$(9,422)
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/23*	1.00	Quarterly	3.00	USD	189	(15,481)	(6,836)	(8,645)
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.82	USD	2,500	(519,264)	(451,981)	(67,283)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	5,800	(693,583)	(590,847)	(102,736)
Deutsche Bank AG
CDX-CMBX. NA.BB Series 6, 5/11/63*	5.00	Monthly	11.82	USD	2,500	(519,264)	(461,617)	(57,647)
Morgan Stanley Capital Services LLC
Republic of South Africa, 5.500%, 3/09/20, 6/20/23*	1.00	Quarterly	2.28	USD	330	(17,472)	(8,633)	(8,839)

						$(1,768,762)	$(1,523,361)	$(245,401)

*	Termination date

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	45,900	7/31/21	2.230%	CPI	#	Maturity	$31,234
Bank of America, NA	USD	29,970	7/31/21	2.230%	CPI	#	Maturity	20,394
Citibank, NA	USD	11,590	7/15/22	2.163%	CPI	#	Maturity	107,093

								$158,721

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
MSCI Daily TR Gross World USD Index	1,589	LIBOR Plus 0.14%	Quarterly	USD	13,999	9/16/19	$(153,592)
Goldman Sachs International
GSABHVIP(1)	31,922	LIBOR	Quarterly	USD	8,531	6/17/19	(194,191)
Goldman Sachs International
GSABSJHB(2)	9,888,965	LIBOR Minus 0.20%	Quarterly	JPY	908,598	2/15/19	(132,710)
Goldman Sachs International
S&P US 100 Total Return Index	21,354	LIBOR Plus 0.13%	Quarterly	USD	118,746	5/15/19	(3,486,452)

Pay Total Return on Reference Obligation
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	139,500,000	LIBOR Plus 0.14%	Maturity	USD	139,500	11/01/18	666,370
Citibank, NA
CGABROE1(3)	156,000	LIBOR Plus 0.20%	Quarterly	USD	15,606	9/16/19	109,203
Goldman Sachs International
GSABLJHB(4)	9,888,965	LIBOR Plus 0.20%	Quarterly	JPY	884,469	2/15/19	324,085

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
GSABVISP(5)	46,710	LIBOR Plus 0.45%	Quarterly	USD	10,406	6/17/19	$413,724
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,356,000	LIBOR	Quarterly	USD	1,356	9/20/18	39,545
Goldman Sachs International
iBoxx $ Liquid High Yield Index	902,000	LIBOR	Quarterly	USD	902	9/20/18	24,558
Goldman Sachs International
iBoxx $ Liquid High Yield Index	632,000	LIBOR	Quarterly	USD	632	9/20/18	17,512
Goldman Sachs International
Russell 2000 Total Return Index	1,310	LIBOR	Quarterly	USD	10,845	5/15/19	448,821
JPMorgan Chase Bank, NA
JPQABACP(6)	332,854	0.00%	Maturity	USD	31,471	6/17/19	(1,267,576)
Morgan Stanley Capital Services LLC
Bloomberg Agriculture Subindex	16,875	0.00%	Annual	USD	1,452	9/17/18	(70,359)
Morgan Stanley Capital Services LLC
Bloomberg Commodity Index	348,041	0.00%	Maturity	USD	72,300	9/17/18	(2,182,892)
Morgan Stanley Capital Services LLC
Bloomberg Energy Subindex	6,830	0.00%	Annual	USD	1,452	9/17/18	70,780
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	570,000	LIBOR	Quarterly	USD	570	9/20/18	15,326

							$(5,357,848)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	18	$4,148	$—	$4,148

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)			Market Value		Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
AUD/JPY 3/03/20*	12.75%	Maturity	AUD	9		$(1,494)			$—		$(1,494)
Deutsche Bank AG
AUD/JPY 4/16/20*	12.25%	Maturity	AUD	21		(290)			—		(290)
Deutsche Bank AG
AUD/JPY 5/07/20*	12.22%	Maturity	AUD	13		69			—		69
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90%	Maturity	AUD	4		(822)			—		(822)
Goldman Sachs Bank USA
AUD/JPY 3/11/20*	12.80%	Maturity	AUD	5		(824)			—		(824)

Sale Contracts
Bank of America, NA
SPDR S&P 500 ETF Trust 9/04/18*	11.95%	Maturity	USD	0	***	– 0	–		—		– 0	–

						$787		$	– 0	–	$787

*	Termination date

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Non-income producing security.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Illiquid security.

(d)	Fair valued by the Adviser.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate market value of these securities amounted to $50,899,160 or 6.4% of net assets.

(f)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(g)	Restricted and illiquid security.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	4/26/17	$34,109		$21,504		0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	4/26/17	206,880		158,476		0.02%
Exide Technologies	4/26/17	2,165		3,395		0.00%
Exide Technologies/Old	3/30/17	1,094		1,717		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	4/26/17	– 0	–	– 0	–	0.00%

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at August 31, 2018.

(k)	Defaulted matured security.

(l)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of August 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/15/17	$	– 0	–	$	– 0	–	0.00%
Dominican Republic International Bond 16.00%, 7/10/20	6/02/17		587,191			558,707		0.07%
Exide Technologies 7.00%, 4/30/25	12/01/17		144,576			153,356		0.02%
Exide Technologies 11.00%, 4/30/22	12/01/17		74,283			77,668		0.01%
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.716%, 6/24/49	3/29/17		28,135			28,331		0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	4/26/17		7,356			807		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	4/26/17		13,327			3,302		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	4/26/17		15			1		0.00%
Texas Competitive/TCEH 11.50%, 10/01/20	4/26/17		– 0	–		– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	4/26/17		1,486			304		0.00%
Vantage Drilling International 10.00%, 12/31/20	4/26/17		2,083			2,083		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	4/26/17		33,435			26,490		0.00%

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(m)	Convertible security.

(n)	Defaulted.

(o)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(p)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2018.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at August 31, 2018.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	One contract relates to 1 share.

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARLLMONP – Argentina Blended Policy Rate

BBA – British Bankers Association

BOBL – Bundesobligationen

CBOE – Chicago Board Options Exchange

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

IRS – Interest Rate Swaption

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

SPDR – Standard & Poor’s Depository Receipt

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(1)	The following table represents the equity basket holdings underlying the total return swap in GSABHVIP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Amazon.com, Inc.	106	$212,602	2.5%
Allergan PLC	1,085	208,059	2.5%
Nexstar Media Group, Inc.	2,522	206,849	2.4%
Apple, Inc.	899	204,541	2.4%
Worldpay, Inc.	2,096	204,098	2.4%
salesforce.com, Inc.	1,321	201,754	2.4%
Dell Technologies, Inc. Class V	2,067	198,778	2.3%
Comcast Corp.	5,309	196,400	2.3%
GoDaddy, Inc.	2,388	194,501	2.3%
GCI Liberty, Inc.	3,929	192,847	2.3%
PayPal Holdings, Inc.	2,088	192,751	2.3%
Microsoft Corp.	1,715	192,707	2.3%
Alphabet, Inc.	156	191,922	2.3%
Charter Communications, Inc.	617	191,681	2.2%
Aetna, Inc.	954	191,145	2.2%
Mastercard, Inc.	877	189,054	2.2%
Palo Alto Networks, Inc.	818	188,980	2.2%
Visa, Inc.	1,283	188,517	2.2%
Autodesk, Inc.	1,215	187,528	2.2%
UnitedHealth Group, Inc.	693	186,021	2.2%
Delta Air Lines, Inc.	3,170	185,371	2.0%
Adobe Systems, Inc.	694	182,856	2.1%
NRG Energy, Inc.	5,106	180,707	2.1%
Netflix, Inc.	491	180,515	2.1%
FleetCor Technologies, Inc.	844	180,332	2.1%
Berkshire Hathaway, Inc.	864	180,275	2.1%
Cheniere Energy, Inc.	2,692	180,199	2.1%
VICI Properties, Inc.	8,506	177,864	2.1%
TransDigm Group, Inc.	507	177,493	2.1%
DowDuPont, Inc.	2,525	177,065	2.1%
Wells Fargo & Co.	3,013	176,201	2.1%
Liberty Media Corp.-Liberty SiriusXM	3,693	173,704	2.0%
JPMorgan Chase & Co.	1,505	172,399	2.0%
Bank of America Corp.	5,561	171,997	2.0%
Citigroup, Inc.	2,410	171,674	2.0%
Stamps.com, Inc.	682	169,450	2.0%
XPO Logistics, Inc.	1,572	167,388	2.0%
Constellation Brands, Inc.	781	162,700	1.9%
Facebook, Inc.	906	159,141	1.9%
Booking Holdings, Inc.	81	158,407	1.9%
MGM Resorts International	5,356	155,286	1.8%
Anadarko Petroleum Corp.	2,407	154,992	1.8%
Broadcom, Inc.	704	154,100	1.8%
Alibaba Group Holding Ltd	860	150,514	1.8%
Micron Technology, Inc.	2,823	148,239	1.7%
NXP Semiconductors NV	1,504	140,070	1.7%
Caesars Entertainment Corp.	13,596	138,682	1.6%
AT&T, Inc.	2,587	82,644	1.0%

Total		$8,531,000	100.0%

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(2)	The following table represents the 50 largest equity basket holdings underlying the total return swap in GSABSJHB as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Keihan Holdings Co. Ltd.	2,901	JPY	11,836,688	1.3%
Astellas Pharma, Inc.	6,226		11,716,798	1.3%
Nissan Chemical Corp.	2,207		11,698,672	1.3%
Bandai NamCo. Holdings, Inc.	2,694		11,613,264	1.3%
Park24 Co. Ltd.	3,499		11,405,549	1.3%
Marubeni Corp.	12,030		10,966,160	1.2%
Oriental Land Co. Ltd./Japan	916		10,903,585	1.2%
Asahi Intecc Co. Ltd.	2,468		10,453,093	1.2%
Hoshizaki Corp.	991		10,450,385	1.2%
KDDI Corp.	3,549		10,438,419	1.1%
Ezaki GliCo. Co. Ltd.	1,867		10,437,301	1.1%
NTT DOCOMO, Inc.	3,476		10,028,487	1.1%
Fuji Media Holdings, Inc.	5,250		10,027,297	1.1%
SCSK Corp.	1,894		9,998,176	1.1%
Makita Corp.	1,966		9,910,796	1.1%
Azbil Corp.	2,026		9,813,876	1.1%
Kyushu Railway Co	2,924		9,764,993	1.1%
McDonald’s Holdings Co. Japan Ltd.	1,995		9,737,990	1.1%
Otsuka Holdings Co. Ltd.	1,797		9,366,110	1.0%
Zenkoku Hosho Co. Ltd.	2,024		9,107,377	1.0%
Nippon Telegraph & Telephone Corp.	1,839		9,103,107	1.0%
Yamaguchi Financial Group, Inc.	7,436		9,086,671	1.0%
West Japan Railway Co	1,202		8,959,712	1.0%
Nissan Motor Co. Ltd.	8,533		8,874,159	1.0%
Japan Post Insurance Co. Ltd.	3,547		8,847,046	1.0%
Ono Pharmaceutical Co. Ltd.	3,027		8,838,541	1.0%
Nitori Holdings Co. Ltd.	521		8,788,532	1.0%
Teijin Ltd.	3,987		8,775,930	1.0%
Daito Trust Construction Co. Ltd.	524		8,722,350	1.0%
Aozora Bank Ltd.	2,203		8,646,709	1.0%
Japan Post Bank Co. Ltd.	6,635		8,612,619	0.9%
Canon, Inc.	2,382		8,486,187	0.9%
Tobu Railway Co. Ltd.	2,723		8,441,666	0.9%
Japan Airlines Co. Ltd.	2,106		8,433,916	0.9%
NH Foods Ltd.	2,071		8,399,580	0.9%
Ryohin Keikaku Co. Ltd.	255		8,398,617	0.9%
Rinnai Corp.	983		8,126,028	0.9%
Rakuten, Inc.	9,448		8,030,162	0.9%
Seria Co. Ltd.	1,756		7,988,902	0.9%
Japan Tobacco, Inc.	2,710		7,919,667	0.9%
ANA Holdings, Inc.	2,050		7,891,755	0.9%
Nintendo Co. Ltd.	194		7,793,109	0.9%
MEIJI Holdings Co. Ltd.	1,043		7,699,796	0.8%
Tsuruha Holdings, Inc.	597		7,572,665	0.8%
Toray Industries, Inc.	9,040		7,536,693	0.8%
Shimamura Co. Ltd.	734		7,536,094	0.8%
Sundrug Co. Ltd.	1,871		7,463,342	0.8%
Takeda Pharmaceutical Co. Ltd.	1,577		7,336,057	0.8%
Kansai Paint Co. Ltd.	3,335		7,326,371	0.8%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Sumitomo Metal Mining Co. Ltd.	2,007	JPY	7,204,946	0.8%
Other	165,252		452,082,055	49.6%

Total		JPY	908,598,000	100.0%

(3)	The following table represents the 50 largest equity basket holdings underlying the total return swap in CGABROE1 as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
NVIDIA Corp.	1,836	$515,337	3.3%
Intuit, Inc.	2,225	488,379	3.1%
S&P Global, Inc.	2,276	471,248	3.0%
Fiserv, Inc.	5,855	468,792	3.0%
Home Depot, Inc./The	2,323	466,357	3.0%
Ameriprise Financial, Inc.	3,259	462,650	3.0%
Starbucks Corp.	8,613	460,366	3.0%
Pfizer, Inc.	11,032	458,043	2.9%
AbbVie, Inc.	4,759	456,728	2.9%
Boeing Co./The	1,315	450,668	2.9%
Union Pacific Corp.	2,724	410,219	2.6%
Altria Group, Inc.	6,990	409,059	2.6%
United Parcel Service, Inc.	3,093	380,091	2.4%
MSCI, Inc.	2,052	369,962	2.4%
CDK Global, Inc.	5,415	337,448	2.2%
Aspen Technology, Inc.	2,826	326,020	2.1%
Celgene Corp.	3,313	312,948	2.0%
Booz Allen Hamilton Holding Corp.	5,967	305,278	2.0%
CDW Corp./DE	3,261	285,512	1.8%
Yum! Brands, Inc.	2,914	253,194	1.6%
Phillips 66	2,131	252,530	1.6%
Valero Energy Corp.	2,115	249,322	1.6%
Manhattan Associates, Inc.	4,147	240,505	1.5%
O’Reilly Automotive, Inc.	702	235,362	1.5%
SEI Investments Co.	3,683	232,321	1.5%
Hilton Worldwide Holdings, Inc.	2,833	219,910	1.4%
Colgate-Palmolive Co.	3,284	218,066	1.4%
FactSet Research Systems, Inc.	939	215,355	1.4%
Express Scripts Holding Co.	2,376	209,151	1.3%
Zoetis, Inc.	2,285	207,035	1.3%
MarketAxess Holdings, Inc.	1,019	193,380	1.2%
Lazard Ltd	3,918	188,599	1.2%
Marathon Petroleum Corp.	2,274	187,150	1.2%
Sherwin-Williams Co./The	399	181,619	1.2%
AT&T, Inc.	5,591	178,565	1.1%
Verizon Communications, Inc.	3,235	175,894	1.1%
Credit Acceptance Corp.	382	174,513	1.1%
Eaton Vance Corp.	3,276	172,754	1.1%
LPL Financial Holdings, Inc.	2,557	169,404	1.1%
LyondellBasell Industries NV	1,481	167,006	1.1%
NextEra Energy, Inc.	953	162,062	1.0%
Kimberly-Clark Corp.	1,311	151,496	1.0%

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
American Tower Corp.	965	$143,931	0.9%
Wynn Resorts Ltd	964	143,027	0.9%
SysCo.Corp.	1,682	125,821	0.8%
Williams Cos, Inc./The	4,144	122,608	0.8%
Simon Property Group, Inc.	667	122,060	0.8%
Andeavor	708	108,146	0.7%
IDEXX Laboratories, Inc.	412	104,594	0.7%
International Paper Co.	2,039	104,263	0.7%
Other	39,079	2,161,252	14.0%

Total		$15,606,000	100.0%

(4)	The following table represents the 50 largest equity basket holdings underlying the total return swap in GSABLJHB as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Showa Shell Sekiyu KK	6,209	JPY	13,913,803	1.6%
Eisai Co. Ltd.	1,383		13,911,105	1.6%
Sumitomo Dainippon Pharma Co. Ltd.	5,414		12,804,794	1.4%
Kikkoman Corp.	2,097		11,682,102	1.3%
Start Today Co. Ltd.	3,003		11,501,591	1.3%
TDK Corp.	906		11,316,232	1.3%
Idemitsu Kosan Co. Ltd.	1,979		11,101,784	1.3%
Fast Retailing Co. Ltd.	207		10,700,501	1.2%
SBI Holdings, Inc./Japan	3,485		10,682,793	1.2%
Marui Group Co. Ltd.	4,351		10,681,582	1.2%
TIS, Inc.	1,957		10,488,697	1.2%
Shiseido Co. Ltd.	1,338		10,466,169	1.2%
FamilyMart UNY Holdings Co. Ltd.	1,078		10,445,756	1.2%
NGK Spark Plug Co. Ltd.	3,220		10,175,604	1.2%
Sompo Holdings, Inc.	2,130		10,102,316	1.1%
Trend Micro, Inc./Japan	1,430		10,006,290	1.1%
Fukuoka Financial Group, Inc.	15,997		9,966,312	1.1%
M3, Inc.	2,034		9,957,511	1.1%
Sony Financial Holdings, Inc.	4,449		9,855,160	1.1%
Fuji Electric Co. Ltd.	10,891		9,747,768	1.1%
Hitachi Capital Corp.	3,133		9,681,353	1.1%
Cosmo Energy Holdings Co. Ltd.	2,357		9,653,059	1.1%
Nippon Electric Glass Co. Ltd.	2,695		9,621,395	1.1%
Casio Computer Co. Ltd.	5,389		9,619,326	1.1%
Konica Minolta, Inc.	8,407		9,508,272	1.1%
Alfresa Holdings Corp.	3,383		9,429,589	1.1%
Suzuken Co. Ltd./Aichi Japan	1,860		9,391,522	1.1%
Taiyo Nippon Sanso Corp.	5,737		9,386,303	1.1%
Yokogawa Electric Corp.	4,098		9,339,506	1.1%
Tokai Carbon Co. Ltd.	4,617		9,169,007	1.0%
Medipal Holdings Corp.	4,065		9,108,872	1.0%
Dai Nippon Printing Co. Ltd.	3,624		9,035,514	1.0%
Oji Holdings Corp.	11,761		8,949,995	1.0%
Toyoda Gosei Co. Ltd.	3,214		8,910,150	1.0%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Showa Denko KK	1,676	JPY	8,864,856	1.0%
Dai-ichi Life Holdings, Inc.	4,184		8,857,913	1.0%
Nichirei Corp.	3,162		8,829,362	1.0%
Electric Power Development Co. Ltd.	2,955		8,689,970	1.0%
SoftBank Group Corp.	838		8,634,664	1.0%
Sumitomo Realty & Development Co. Ltd.	2,242		8,632,798	1.0%
Mitsui Fudosan Co. Ltd.	3,375		8,587,424	1.0%
Kyocera Corp.	1,219		8,547,685	1.0%
Kose Corp.	417		8,545,704	1.0%
Kirin Holdings Co. Ltd.	3,107		8,537,116	1.0%
Tokyo Gas Co. Ltd.	3,235		8,517,436	1.0%
Iida Group Holdings Co. Ltd.	4,142		8,500,260	1.0%
Toyota Tsusho Corp.	2,239		8,485,038	1.0%
Nippon Express Co. Ltd.	1,216		8,464,581	1.0%
Mitsubishi Estate Co. Ltd.	4,589		8,463,705	1.0%
DIC Corp.	2,143		8,454,869	1.0%
Other	244,264		396,543,877	44.3%

Total		JPY	884,468,991	100.0%

(5)	The following table represents the equity basket holdings underlying the total return swap in GSABVISP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Kroger Co./The	7,940	$250,127	2.4%
Kellogg Co.	3,284	235,727	2.3%
Simon Property Group, Inc.	1,282	234,623	2.3%
CostCo. Wholesale Corp.	993	231,576	2.2%
Pfizer, Inc.	5,545	230,247	2.2%
CVS Health Corp.	3,044	229,055	2.2%
NIKE, Inc.	2,771	227,792	2.2%
Target Corp.	2,603	227,728	2.2%
WW Grainger, Inc.	642	227,498	2.2%
Walmart, Inc.	2,363	226,514	2.2%
Anthem, Inc.	852	225,660	2.2%
NVIDIA Corp.	804	225,554	2.2%
Verizon Communications, Inc.	4,140	225,088	2.2%
Sempra Energy	1,938	224,991	2.2%
Expedia Group, Inc.	1,718	224,144	2.2%
Amgen, Inc.	1,121	223,988	2.2%
Procter & Gamble Co./The	2,691	223,198	2.1%
Dominion Energy, Inc.	3,123	221,000	2.1%
Kimberly-Clark Corp.	1,906	220,268	2.1%
CisCo. Systems, Inc.	4,574	218,498	2.1%
Duke Energy Corp.	2,678	217,561	2.1%
Johnson & Johnson	1,591	214,264	2.1%
Walt Disney Co./The	1,902	213,026	2.0%
Home Depot, Inc./The	1,054	211,712	2.0%
United Parcel Service, Inc.	1,713	210,485	2.0%
Coca-Cola Co./The	4,686	208,838	2.0%

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
ConocoPhillips	2,842	$208,662	2.0%
United Technologies Corp.	1,579	207,920	2.0%
Oracle Corp.	4,267	207,282	2.0%
Union Pacific Corp.	1,374	207,009	2.0%
Public Storage	971	206,373	2.0%
Hess Corp.	3,057	205,830	2.0%
Kraft Heinz Co./The	3,480	202,787	1.9%
Southern Co./The	4,625	202,497	1.9%
International Business Machines Corp.	1,372	200,928	1.9%
McDonald’s Corp.	1,228	199,175	1.9%
AT&T, Inc.	6,166	196,959	1.9%
Exxon Mobil Corp.	2,431	194,890	1.9%
Boeing Co./The	563	192,880	1.8%
EOG Resources, Inc.	1,571	185,766	1.8%
Starbucks Corp.	3,458	184,813	1.8%
Chevron Corp.	1,546	183,107	1.7%
AbbVie, Inc.	1,865	178,985	1.7%
Intel Corp.	3,694	178,908	1.7%
Concho Resources, Inc.	1,288	176,597	1.7%
Caterpillar, Inc.	1,269	176,233	1.7%
Lam Research Corp.	1,011	174,998	1.7%
General Electric Co.	13,202	170,839	1.6%
Schlumberger Ltd.	2,660	168,032	1.6%
Ford Motor Co.	17,444	165,368	1.6%

Total		$10,406,000	100.0%

(6)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPQABACP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Royal Dutch Shell PLC	1,758	$4,465,756	14.2%
Chevron Corp.	19,776	2,342,699	7.4%
Exxon Mobil Corp.	24,503	1,964,382	6.2%
TOTAL SA	35,580	1,916,718	6.1%
BP PLC	3,501	1,915,887	6.1%
EOG Resources, Inc.	11,661	1,378,716	4.4%
Glencore PLC	3,629	1,137,953	3.6%
Repsol SA	57,896	959,046	3.0%
Alcoa Corp.	19,205	857,897	2.7%
Anadarko Petroleum Corp.	11,710	754,126	2.4%
PetroChina Co. Ltd.	129,054	753,673	2.4%
Mosaic Co./The	21,691	678,265	2.2%
Vale SA	46,487	613,622	1.9%
Agnico Eagle Mines Ltd.	13,610	612,173	1.9%
LUKOIL PJSC	8,082	557,670	1.8%
Boliden AB	2,173	520,169	1.7%
Continental Resources, Inc./OK	7,694	507,430	1.6%
JXTG Holdings, Inc.	608	475,893	1.5%
CNOOC Ltd.	32,480	450,827	1.4%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
SM Energy Co.	14,318	$430,828	1.4%
First Quantum Minerals Ltd.	26,140	427,917	1.4%
C&J Energy Services, Inc.	20,144	422,020	1.3%
MMC Norilsk Nickel PJSC	24,238	401,375	1.3%
Motor Oil Hellas Corinth Refineries SA	18,023	365,869	1.2%
Rio Tinto PLC	100	364,597	1.2%
Aker BP ASA	1,148	340,958	1.1%
Aluminum Corp of China Ltd.	99,805	331,353	1.1%
Origin Energy Ltd.	41,503	329,951	1.0%
Concho Resources, Inc.	2,298	315,189	1.0%
YPF SA	20,409	308,784	1.0%
Yamato Kogyo Co. Ltd.	93	295,103	0.9%
Antofagasta PLC	341	274,950	0.9%
Tupras Turkiye Petrol Rafinerileri AS	2,245	264,956	0.8%
Whiting Petroleum Corp.	5,201	264,775	0.8%
S-Oil Corp.	2	258,626	0.8%
Inpex Corp.	200	243,606	0.8%
Johnson Matthey PLC	67	233,688	0.7%
Sumitomo Metal Mining Co. Ltd.	61	220,435	0.7%
Newcrest Mining Ltd.	11,158	216,356	0.7%
Tyson Foods, Inc.	2,835	178,081	0.6%
Gran Tierra Energy, Inc.	37,122	167,419	0.5%
Vedanta Resources PLC	198	165,343	0.5%
Industrias Penoles SAB de CV	496	160,974	0.5%
APERAM SA	4,040	156,424	0.5%
OZ Minerals Ltd.	16,973	153,949	0.5%
Polyus PJSC	4,636	150,420	0.5%
Lundin Mining Corp.	23,395	145,515	0.5%
Petroleo Brasileiro SA	15,011	142,453	0.5%
Syrah Resources Ltd.	55,222	140,265	0.4%
Petroleum Geo-Services ASA	4,183	136,316	0.4%
Other	56,184	599,603	2.0%

Total		$31,471,000	100.0%

See notes to consolidated financial statements.

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

August 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $546,680,133)	$598,315,054 (a)
Affiliated issuers (cost $202,485,760—including investment of cash collateral for securities loaned of $8,544,577)	189,882,367
Cash	266,106
Cash collateral due from broker	12,599,532
Foreign currencies, at value (cost $4,196,409)	4,187,705
Unrealized appreciation on forward currency exchange contracts	7,044,861
Unaffiliated interest and dividends receivable	2,437,583
Unrealized appreciation on total return swaps	2,129,924
Receivable for investment securities sold	1,842,877
Receivable for variation margin on futures	525,447
Receivable for shares of beneficial interest sold	175,247
Unrealized appreciation on inflation swaps	158,721
Affiliated dividends receivable	84,542
Market value on credit default swaps (premiums paid $4,004)	13,175
Unrealized appreciation on variance swaps	4,217
Receivable for terminated total return swaps	1,687
Other assets	134,739

Total assets	819,803,784

Liabilities
Options written, at value (premiums received $1,390,571)	1,315,642
Swaptions written, at value (premiums received $18,215)	6,011
Payable for collateral received on securities loaned	8,544,577
Unrealized depreciation on total return swaps	7,487,772
Unrealized depreciation on forward currency exchange contracts	5,859,976
Market value on credit default swaps (premiums received $1,527,365)	1,781,937
Payable for investment securities purchased and foreign currency transactions	1,677,521
Cash collateral due to broker	1,241,000
Payable for shares of beneficial interest redeemed	934,232
Advisory fee payable	259,485
Distribution fee payable	195,808
Payable for variation margin on centrally cleared swaps	41,393
Transfer Agent fee payable	40,192
Unrealized depreciation on variance swaps	3,430
Trustees’ fees payable	66
Accrued expenses	384,563

Total liabilities	29,773,605

Net Assets	$790,030,179

Composition of Net Assets
Shares of beneficial interest, at par	$534
Additional paid-in capital	783,799,425
Distributions in excess of net investment income	(16,082,482)
Accumulated net realized loss on investment and foreign currency transactions	(10,469,847)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	32,782,549

$790,030,179

(a)	Includes securities on loan with a value of $8,184,862 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$620,635,048	41,979,844	$14.78	*

B	$5,995,324	404,869	$14.81

C	$61,465,702	4,197,195	$14.64

Advisor	$82,258,411	5,522,366	$14.90

R	$4,413,799	300,474	$14.69

K	$15,031,976	1,020,367	$14.73

I	$229,919	15,276	$15.05

*	The maximum offering price per share for Class A shares was $15.44 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended August 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of and $358,084)	$10,630,625
Affiliated issuers	901,168
Interest	7,525,345
Other income	8,852	$19,065,990

Expenses
Advisory fee (see Note B)	4,723,614
Distribution fee—Class A	1,647,477
Distribution fee—Class B	72,645
Distribution fee—Class C	791,859
Distribution fee—Class R	27,399
Distribution fee—Class K	53,535
Transfer agency—Class A	621,194
Transfer agency—Class B	8,271
Transfer agency—Class C	78,147
Transfer agency—Advisor Class	81,308
Transfer agency—Class R	14,325
Transfer agency—Class K	43,127
Transfer agency—Class I	269
Custodian	535,941
Printing	184,939
Audit and tax	174,145
Registration fees	101,900
Legal	55,996
Trustees’ fees	25,858
Amortization of offering expenses	6,830
Miscellaneous	84,910

Total expenses	9,333,689
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(1,657,728)

Net expenses		7,675,961

Net investment income		11,390,029

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(4,818,307)
Investment transactions(a)	27,274,610
Forward currency exchange contracts	(4,673,127)
Futures	2,465,311
Options written	1,936,815
Swaps	(23,846,753)
Swaptions written	65,912
Foreign currency transactions	(406,728)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	(10,109,757)
Investments	26,750,187
Forward currency exchange contracts	1,520,869
Futures	(8,554,832)
Options written	71,793
Swaps	(3,693,748)
Swaptions written	(902)
Foreign currency denominated assets and liabilities	(107,286)

Net gain on investment and foreign currency transactions	3,874,057

Contributions from Affiliates (see Note B)	5,436

Net Increase in Net Assets from Operations	$15,269,522

(a)	Net of foreign capital gains taxes of $4,151.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,390,029	$30,128,477
Net realized gain (loss) on investment transactions	(2,002,267)	49,999,945
Net realized gain distributions from Affiliated Underlying Portfolios	– 0	–	44,972,161
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,876,324	(37,457,741)
Contributions from Affiliates (see Note B)	5,436	– 0	–

Net increase in net assets from operations	15,269,522	87,642,842
Dividends to Shareholders from
Net investment income
Class A	(8,377,199)	(20,765,317)
Class B	(37,962)	(209,513)
Class C	(218,557)	(4,428,700)
Advisor Class	(1,244,557)	(2,942,929)
Class R	(55,740)	(169,859)
Class K	(289,893)	(681,135)
Class I	– 0	–	(369,785)
Transactions in Shares of Beneficial Interest
Net decrease	(136,659,908)	(172,973,681)

Total decrease	(131,614,294)	(114,898,077)
Net Assets
Beginning of period	921,644,473	1,036,542,550

End of period (including distributions in excess of net investment income of ($16,082,482) and undistributed net investment income of $11,689,308, respectively)	$790,030,179	$921,644,473

See notes to consolidated financial statements.

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August 31, 2018

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on April 26, 2017. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of August 31, 2018, net assets of the Fund were $790,030,179, of which $15,724,975, or approximately 2%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically

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convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement

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price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market

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participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

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classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

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quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2018:

Investments in Securities:	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$84,466,438		$12,506,493		$0	(a)	$96,972,931
Consumer Discretionary	52,257,533		13,897,777		– 0	–	66,155,310
Health Care	50,802,046		7,392,417		– 0	–	58,194,463
Financials	36,139,806		21,844,479		– 0	–	57,984,285
Industrials	26,018,349		16,361,539		5,112		42,385,000
Consumer Staples	14,204,603		9,771,837		60,390		24,036,830
Materials	6,612,280		6,983,626		18,297		13,614,203
Energy	6,879,065		6,076,229		32,126	(a)	12,987,420
Telecommunication Services	2,192,362		9,043,577		– 0	–	11,235,939
Utilities	1,989,988		2,565,169		– 0	–	4,555,157
Real Estate	3,574,639		666,825		– 0	–	4,241,464
Investment Companies	200,308,047		– 0	–	– 0	–	200,308,047
Corporates – Non-Investment Grade	– 0	–	52,322,101		398,204	(a)	52,720,305
Inflation-Linked Securities	– 0	–	13,845,329		– 0	–	13,845,329
Governments – Treasuries	– 0	–	13,604,897		– 0	–	13,604,897
Corporates – Investment Grade	– 0	–	9,438,514		– 0	–	9,438,514
Emerging Markets – Sovereigns	– 0	–	7,404,092		– 0	–	7,404,092
Collateralized Mortgage Obligations	– 0	–	7,199,467		89,411		7,288,878
Emerging Markets – Corporate Bonds	– 0	–	6,665,774		53,398		6,719,172
Emerging Markets – Treasuries	– 0	–	3,374,152		– 0	–	3,374,152
Bank Loans	– 0	–	2,550,278		378,526		2,928,804
Asset-Backed Securities	– 0	–	120,674		917,472		1,038,146
Commercial Mortgage-Backed Securities	– 0	–	– 0	–	779,178		779,178
Collateralized Loan Obligations	– 0	–	– 0	–	736,867		736,867
Local Governments – Regional Bonds	– 0	–	430,375		– 0	–	430,375
Local Governments – US Municipal Bonds	– 0	–	230,373		– 0	–	230,373
Options Purchased – Puts	– 0	–	180,551		– 0	–	180,551
Preferred Stocks	56,900		29,517		0	(a)	86,417

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Options Purchased – Calls	$	– 0	–	$58,534		$	– 0	–	$58,534
Warrants		29,931		– 0	–		8,723		38,654
Mortgage Pass-Throughs		– 0	–	190			– 0	–	190
Short-Term Investments:
Investment Companies		56,111,769		– 0	–		– 0	–	56,111,769
U.S. Treasury Bills		– 0	–	9,966,598			– 0	–	9,966,598
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		8,544,577		– 0	–		– 0	–	8,544,577

Total Investments in Securities		550,188,333		234,531,384			3,477,704		788,197,421
Other Financial Instruments(a):
Assets:
Futures		1,353,451		3,206			– 0	–	1,356,657	(b)
Forward Currency Exchange Contracts		– 0	–	7,044,861			– 0	–	7,044,861
Centrally Cleared Credit Default Swaps		– 0	–	4,240,071			– 0	–	4,240,071	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	289,750			– 0	–	289,750	(b)
Credit Default Swaps		– 0	–	13,175			– 0	–	13,175
Inflation (CPI) Swaps		– 0	–	158,721			– 0	–	158,721
Total Return Swaps		– 0	–	2,129,924			– 0	–	2,129,924
Variance Swaps		– 0	–	4,217			– 0	–	4,217
Liabilities:
Futures		(3,057,087)		(6,805)			– 0	–	(3,063,892	)(b)
Forward Currency Exchange Contracts		– 0	–	(5,859,976)			– 0	–	(5,859,976)
Call Options Written		– 0	–	(637,089)			– 0	–	(637,089)
Put Options Written		– 0	–	(320,839)			– 0	–	(320,839)
Currency Options Written		– 0	–	(357,714)			– 0	–	(357,714)
Interest Rate Swaptions		– 0	–	(6,011)			– 0	–	(6,011)
Centrally Cleared Credit Default Swaps		– 0	–	(3,473,246)			– 0	–	(3,473,246	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(287,990)			– 0	–	(287,990	)(b)
Credit Default Swaps		– 0	–	(1,781,937)			– 0	–	(1,781,937)
Total Return Swaps		– 0	–	(7,487,772)			– 0	–	(7,487,772)
Variance Swaps		– 0	–	(3,430)			– 0	–	(3,430)

Total		$548,484,697		$228,192,500			$3,477,704		$780,154,901

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)		Corporates - Non-Investment Grade(a)		Collateralized Mortgage Obligations
Balance as of 8/31/17	$138,560		$481,168		$85,563
Accrued discounts/(premiums)	– 0	–	20,429		391
Realized gain (loss)	(37)		122		– 0	–
Change in unrealized appreciation/depreciation	(7,237)		(49,236)		3,457
Purchases/Payups	88,502		254,022		– 0	–
Sales/Paydowns	(103,863)		(380,852)		– 0	–
Transfers in to Level 3	– 0	–	72,551		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/18	$115,925		$398,204		$89,411

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(b)	$(7,890)		$(73,370)		$3,457

	Emerging Markets - Corporate Bonds		Bank Loans		Asset-Backed Securities
Balance as of 8/31/17	$11,427		$65,755		$539,068
Accrued discounts/(premiums)	2,253		(2,413)		856
Realized gain (loss)	1,291		(91)		2,724
Change in unrealized appreciation/depreciation	14,343		9,866		(16,137)
Purchases/Payups	10,579		195,430		572,264
Sales/Paydowns	(1,679)		(9,152)		(181,303)
Transfers in to Level 3	15,184		119,131		– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 8/31/18	$53,398		$378,526		$917,472

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(b)	$14,343		$9,866		$(16,137)

	Commercial Mortgage- Backed Securities		Collateralized Loan Obligations		Preferred Stocks(a)
Balance as of 8/31/17	$774,659		$422,579		$87,700
Accrued discounts/(premiums)	432		(23)		– 0	–
Realized gain (loss)	469		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(33,863)		459		– 0	–
Purchases/Payups	105,000		313,852		– 0	–

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	Commercial Mortgage- Backed Securities		Collateralized Loan Obligations		Preferred Stocks(a)
Sales/Paydowns	$(67,519)		$ – 0	–		$(87,700)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 8/31/18	$779,178		$736,867		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(b)	$(33,863)		$459		$	– 0	–

	Warrants		Total
Balance as of 8/31/17	$10,402		$2,616,881
Accrued discounts/(premiums)	– 0	–	21,925
Realized gain (loss)	(27,654)		(23,176)
Change in unrealized appreciation/depreciation	17,252		(61,096)
Purchases/Payups	8,723		1,548,372
Sales/Paydowns	– 0	–	(832,068)
Transfers in to Level 3	– 0	–	206,866	(c)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/18	$8,723		$3,477,704

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(b)	$ – 0	–	$(103,135)

(a)	The Fund held securities with zero market value at period end.

(b)

The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

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and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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8. Offering Expenses

Offering expenses of $13,788 were deferred and amortized on a straight line basis over a one year period starting from April 26, 2017 (Subsidiary commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended August 31, 2018, the Adviser reimbursed the Fund $5,436 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $304,433 for the year ended August 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,437 from the sale of Class A shares and received $4,375, $2,128 and $3,256 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government

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Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $104,546.

In connection with the Fund’s investments in AB All Market Alternative Return Portfolio, the Adviser has contractually agreed to waive and reimburse expenses payable by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees and other expenses of the portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2018. For the year ended August 31, 2018, such waivers amounted to $1,531,251.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2018 is as follows:

												Distributions
Fund	Market Value 8/31/17 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/18 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$66,959	$349,546		$360,394	$	– 0	–	$	– 0	–	$56,111	$732		$	– 0	–
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio	190,876	– 0	–	50,722		(4,818)			(10,110)		125,226	– 0	–		– 0	–
Government Money Market Portfolio*	14,459	220,823		226,737		– 0	–		– 0	–	8,545	169			– 0	–

Total						$(4,818)			$(10,110)		$189,882	$901		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended August 31, 2018 amounted to $374,521, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution

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and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of the Fund’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$281,211,979	$456,778,812
U.S. government securities	13,522,833	515,986

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$754,335,363

Gross unrealized appreciation	$79,282,817
Gross unrealized depreciation	(46,035,580)

Net unrealized appreciation	$33,247,237

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended August 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended August 31, 2018, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2018, the Fund held written options for hedging and non-hedging purposes.

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During the year ended August 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes. During the year ended August 31, 2018, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations

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in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price

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of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations,

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upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of August 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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During the year ended August 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended August 31, 2018, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended August 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$947,516	*	Receivable/Payable for variation margin on futures	$657,258	*

Equity contracts	Receivable/Payable for variation margin on futures	409,141	*	Receivable/Payable for variation margin on futures	1,295,099	*

Commodity contracts				Receivable/Payable for variation margin on futures	1,111,535	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	385,122	*	Receivable/Payable for variation margin on centrally cleared swaps	662,448	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	289,750	*	Receivable/Payable for variation margin on centrally cleared swaps	287,990	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,044,861		Unrealized depreciation on forward currency exchange contracts	5,859,976

Interest rate contracts	Investments in securities, at value	9,646

Foreign exchange contracts	Investments in securities, at value	227,346

Equity contracts	Investments in securities, at value	2,093

Interest rate contracts				Swaptions written, at value	6,011

Foreign exchange contracts				Options written, at value	357,714

Equity contracts				Options written, at value	957,928

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$158,721

Credit contracts	Market value on credit default swaps	13,175	Market value on credit default swaps	$1,781,937

Equity contracts	Unrealized appreciation on total return swaps	2,129,924	Unrealized depreciation on total return swaps	7,487,772

Equity contracts	Unrealized appreciation on variance swaps	4,217	Unrealized depreciation on variance swaps	3,430

Total		$11,621,512		$20,469,098

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,189,789)	$(2,239,574)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,623,044	(1,534,769)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,032,056	(4,780,489)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(4,673,127)	$1,520,869

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(99,607)	173,986

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(440,549)	3,026

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(7,088)	(3,809)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(133,320)	(10,766)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,391,292	(111,604)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$545,523	$183,397

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	18,144	12,204

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	47,768	(13,106)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(9,443)	662,756

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	822,377	(545,807)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(24,659,687)	(3,810,697)

Total		$(24,732,406)	$(10,494,383)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2018:

Futures:
Average original value of buy contracts	$657,442,956
Average original value of sale contracts	$52,894,791
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$249,483,000
Average principal amount of sale contracts	$325,346,956

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Purchased Options:
Average notional amount	$24,703,670
Purchased Swaptions:
Average notional amount	$44,026,089	(a)
Options Written:
Average notional amount	$34,320,377
Swaptions Written:
Average notional amount	$3,835,769
Inflation Swaps:
Average notional amount	$31,484,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$48,412,632	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$141,667	(c)
Average notional amount of sale contracts	$11,154,231
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$45,435,271
Average notional amount of sale contracts	$160,265,844
Total Return Swaps:
Average notional amount	$407,420,652
Variance Swaps:
Average notional amount	$358,045	(d)

(a)	Positions were open for two months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$53,689	$(53,689)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	335,892	(335,892)		– 0	–		– 0	–		– 0	–
Barclays Bank PLC	1,162,636	(327,746)		(834,890)			– 0	–		– 0	–
BNP Paribas SA	119,266	(119,266)		– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Citibank, NA	$1,930,083	$(1,742,465)	$	– 0	–	$	– 0	–	$187,618
Credit Suisse International	168,985	(168,985)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	25,645	(25,645)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	3,321,063	(3,321,063)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	70,143	(36,879)	– 0	–	– 0	–	33,264
JPMorgan Chase Bank, NA	294,770	(294,770)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	484,378	(484,378)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	422,827	(422,827)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	545,940	(279,280)	– 0	–	– 0	–	266,660
State Street Bank & Trust Co.	500,753	(500,753)	– 0	–	– 0	–	– 0	–
UBS AG	151,820	(151,820)	– 0	–	– 0	–	– 0	–

Total	$9,587,890	$(8,265,458)	$(834,890)	$	– 0	–	$487,542	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia and New Zealand Banking Group Ltd.	$53,954	$(53,689)	$	– 0	–	$	– 0	–	$265
Bank of America, NA	559,043	(335,892)	– 0	–	(223,151)	– 0	–
Barclays Bank PLC	327,746	(327,746)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	187,084	(119,266)	– 0	–	– 0	–	67,818
Citibank, NA	1,742,465	(1,742,465)	– 0	–	– 0	–	– 0	–
Citigroup Global Markets, Inc.	519,264	– 0	–	– 0	–	(484,532)	34,732
Credit Suisse International	1,434,914	(168,985)	– 0	–	(639,899)	626,030
Deutsche Bank AG	526,688	(25,645)	– 0	–	(499,524)	1,519
Goldman Sachs Bank USA/Goldman Sachs International	4,803,220	(3,321,063)	– 0	–	(1,482,157)	– 0	–
HSBC Bank USA	36,879	(36,879)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	1,604,285	(294,770)	– 0	–	(805,376)	504,139
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	658,811	(484,378)	– 0	–	– 0	–	174,433

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Natwest Markets PLC	$456,488		$(422,827)		$	– 0	–	$	– 0	–	$33,661
Standard Chartered Bank	279,280		(279,280)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	559,537		(500,753)			– 0	–		– 0	–	58,784
UBS AG	522,218		(151,820)			– 0	–		(26,674)		343,724

Total	$14,271,876		$(8,265,458)		$	– 0	–		$(4,161,313)		$1,845,105	^

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Morgan Stanley Capital Services LLC	$2,182,892	$	– 0	–		$(2,143,000)		$	– 0	–	$39,892

Total	$2,182,892	$	– 0	–		$(2,143,000)		$	– 0	–	$39,892	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion

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of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2018, the Fund had securities on loan with a value of $8,184,862 and had received cash collateral which has been invested into Government Money Market Portfolio of $8,544,577. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $169,070 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended August 31, 2018; this amount is reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $21,931. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class A
Shares sold	1,079,900	1,530,217	$15,939,312	$21,327,103

Shares issued in reinvestment of dividends	519,128	1,419,314	7,703,868	19,203,315

Shares converted from Class B	146,595	658,715	2,155,088	9,162,144

Shares converted from Class C	1,410,748	4,965,230	20,687,511	70,717,469

Shares redeemed	(7,991,450)	(11,228,596)	(118,060,979)	(157,593,490)

Net decrease	(4,835,079)	(2,655,120)	$(71,575,200)	$(37,183,459)

Class B
Shares sold	20,523	39,310	$303,624	$549,709

Shares issued in reinvestment of dividends	2,444	14,585	36,537	198,793

Shares converted to Class A	(146,064)	(659,973)	(2,155,088)	(9,162,144)

Shares redeemed	(69,200)	(189,371)	(1,026,106)	(2,654,591)

Net decrease	(192,297)	(795,449)	$(2,841,033)	$(11,068,233)

Class C
Shares sold	141,598	272,170	$2,072,554	$3,764,449

Shares issued in reinvestment of dividends	12,596	286,747	186,164	3,856,748

Shares converted to Class A	(1,422,213)	(5,011,306)	(20,687,511)	(70,717,469)

Shares redeemed	(1,600,537)	(3,011,531)	(23,385,272)	(41,718,402)

Net decrease	(2,868,556)	(7,463,920)	$(41,814,065)	$(104,814,674)

Advisor Class
Shares sold	1,116,494	1,426,712	$16,595,977	$20,172,953

Shares issued in reinvestment of dividends	69,270	178,798	1,034,204	2,431,651

Shares redeemed	(1,804,611)	(1,841,315)	(26,809,697)	(25,952,547)

Net decrease	(618,847)	(235,805)	$(9,179,516)	$(3,347,943)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended August 31, 2018		Year Ended August 31, 2017	Year Ended August 31, 2018		Year Ended August 31, 2017

Class R
Shares sold	39,661		105,322	$580,933		$1,469,690

Shares issued in reinvestment of dividends	3,769		12,582	55,741		169,859

Shares redeemed	(166,537)		(157,756)	(2,446,974)		(2,224,944)

Net decrease	(123,107)		(39,852)	$(1,810,300)		$(585,395)

Class K
Shares sold	273,709		234,117	$3,984,014		$3,247,624

Shares issued in reinvestment of dividends	19,587		50,435	289,892		680,868

Shares redeemed	(933,374)		(590,341)	(13,725,366)		(8,106,722)

Net decrease	(640,078)		(305,789)	$(9,451,460)		$(4,178,230)

Class I
Shares sold	838		109,319	$12,538		$1,527,118

Shares issued in reinvestment of dividends	– 0	–	27,163	– 0	–	368,339

Shares redeemed	(59)		(935,312)	(872)		(13,691,204)

Net increase (decrease)	779		(798,830)	$11,666		$(11,795,747)

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Short Sales Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying

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Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,223,908	$29,567,238

Total taxable distributions paid	$10,223,908	$29,567,238

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(10,549,065	)(a)
Other losses	(16,163,352	)(b)
Unrealized appreciation/(depreciation)	33,135,192	(c)

Total accumulated earnings/(deficit)	$6,422,775	(d)

(a)

As of August 31, 2018, the Fund had a net capital loss carryforward of $10,545,484. During the fiscal year, the Fund utilized $20,734,110 of capital loss carryforwards to offset current year net realized gains. As of August 31, 2018, the cumulative deferred loss on straddles was $3,581.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(b)	As of August 31, 2018, the fund had a qualified late-year ordinary loss deferral of $16,163,352.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2018, the Fund had a net capital loss carryforward of $10,545,484 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 10,545,484	n/a	8/31/2019

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, paydown gain/loss reclassifications, the tax treatment of proceeds from the sale of defaulted securities, the tax treatment of grantor trusts, reclassifications of foreign capital gains tax, contributions from the Affiliates and book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15,

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2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.71	$ 13.85	$ 13.49	$ 14.31	$ 12.74

Income From Investment Operations
Net investment income(a)(b)	.20	.44	.38	.43	.39
Net realized and unrealized gain (loss) on investment transactions	.05	.85	.29	(.93)	1.56
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	1.29	.67	(.50)	1.95

Less: Dividends
Dividends from net investment income	(.18)	(.43)	(.31)	(.32)	(.38)

Net asset value, end of period	$ 14.78	$ 14.71	$ 13.85	$ 13.49	$ 14.31

Total Return
Total investment return based on net asset value(d)	1.79	%*	9.61	%*	5.13%	(3.46)%	15.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$620,635	$688,485	$684,917	$713,524	$782,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.84%	.83%	.86%	.85%	.98%
Expenses, before waivers/reimbursements(e)†	1.03%	.97%	.94%	.93%	.99%
Net investment income(b)	1.38%	3.14%	2.89%	3.07%	2.87%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.73	$ 13.76	$ 13.32	$ 14.13	$ 12.64

Income From Investment Operations
Net investment income(a)(b)	.09	.36	.33	.39	.33
Net realized and unrealized gain (loss) on investment transactions	.06	.83	.24	(.98)	1.50
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.15	1.19	.57	(.59)	1.83

Less: Dividends
Dividends from net investment income	(.07)	(.22)	(.13)	(.22)	(.34)

Net asset value, end of period	$ 14.81	$ 14.73	$ 13.76	$ 13.32	$ 14.13

Total Return
Total investment return based on net asset value(d)	.96	%*	8.82	%*	4.33%	(4.19)%	14.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,995	$8,798	$19,162	$52,097	$118,556
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.60%	1.60%	1.62%	1.61%	1.69%
Expenses, before waivers/reimbursements(e)†	1.80%	1.73%	1.70%	1.69%	1.70%
Net investment income(b)	.61%	2.57%	2.50%	2.79%	2.41%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.53	$ 13.68	$ 13.32	$ 14.15	$ 12.66

Income From Investment Operations
Net investment income(a)(b)	.09	.38	.29	.33	.30
Net realized and unrealized gain (loss) on investment transactions	.06	.79	.27	(.92)	1.54
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.15	1.17	.56	(.59)	1.84

Less: Dividends
Dividends from net investment income	(.04)	(.32)	(.20)	(.24)	(.35)

Net asset value, end of period	$ 14.64	$ 14.53	$ 13.68	$ 13.32	$ 14.15

Total Return
Total investment return based on net asset value(d)	1.01	%*	8.84	%*	4.31%	(4.19)%	14.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,466	$102,696	$198,792	$220,663	$266,720
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.58%	1.59%	1.61%	1.60%	1.69%
Expenses, before waivers/reimbursements(e)†	1.78%	1.71%	1.69%	1.68%	1.69%
Net investment income(b)	.63%	2.73%	2.17%	2.40%	2.20%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%
See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.80	$ 13.93	$ 13.58	$ 14.40	$ 12.79

Income From Investment Operations
Net investment income(a)(b)	.24	.48	.42	.48	.43
Net realized and unrealized gain (loss) on investment transactions	.07	.86	.28	(.94)	1.57
Contributions from Affiliates	.00	(c)	.00	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.31	1.34	.70	(.46)	2.00

Less: Dividends
Dividends from net investment income	(.21)	(.47)	(.35)	(.36)	(.39)

Net asset value, end of period	$ 14.90	$ 14.80	$ 13.93	$ 13.58	$ 14.40

Total Return
Total investment return based on net asset value(d)	2.02	%*	9.99	%*	5.30%	(3.21)%	15.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,258	$90,911	$88,863	$94,932	$109,579
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.59%	.59%	.61%	.60%	.68%
Expenses, before waivers/reimbursements(e)†	.78%	.72%	.69%	.68%	.69%
Net investment income(b)	1.63%	3.40%	3.16%	3.42%	3.17%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.63	$ 13.77	$ 13.39	$ 14.21	$ 12.69

Income From Investment Operations
Net investment income(a)(b)	.14	.38	.36	.38	.41
Net realized and unrealized gain (loss) on investment transactions	.06	.85	.25	(.92)	1.47
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.20	1.23	.61	(.54)	1.88

Less: Dividends
Dividends from net investment income	(.14)	(.37)	(.23)	(.28)	(.36)

Net asset value, end of period	$ 14.69	$ 14.63	$ 13.77	$ 13.39	$ 14.21

Total Return
Total investment return based on net asset value(d)	1.34	%*	9.17	%*	4.69%	(3.82)%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,414	$6,196	$6,381	$10,762	$11,761
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.25%	1.25%	1.27%	1.26%	1.34%
Expenses, before waivers/reimbursements(e)†	1.44%	1.38%	1.35%	1.34%	1.35%
Net investment income(b)	.97%	2.69%	2.70%	2.71%	3.05%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.66	$ 13.80	$ 13.44	$ 14.26	$ 12.71

Income From Investment Operations
Net investment income(a)(b)	.19	.41	.38	.38	.35
Net realized and unrealized gain (loss) on investment transactions	.06	.86	.28	(.89)	1.58
Contributions from Affiliates	.00	(c)	.00	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	1.27	.66	(.51)	1.93

Less: Dividends
Dividends from net investment income	(.18)	(.41)	(.30)	(.31)	(.38)

Net asset value, end of period	$ 14.73	$ 14.66	$ 13.80	$ 13.44	$ 14.26

Total Return
Total investment return based on net asset value(d)	1.60	%*	9.56	%*	5.04%	(3.55)%	15.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,032	$23,344	$27,129	$30,439	$29,819
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.94%	.94%	.95%	.95%	1.03%
Expenses, before waivers/reimbursements(e)†	1.13%	1.07%	1.03%	1.03%	1.04%
Net investment income(b)	1.28%	2.95%	2.85%	2.74%	2.59%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2018‡	2017‡	2016	2015	2014

Net asset value, beginning of period	$ 14.76	$ 13.89	$ 13.54	$ 14.35	$ 12.76

Income From Investment Operations
Net investment income(a)(b)	.24	.47	.42	.49	.43
Net realized and unrealized gain (loss) on investment transactions	.05	.87	.27	(.95)	1.55
Contributions from Affiliates	.00	(c)	.00	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	1.34	.69	(.46)	1.98

Less: Dividends
Dividends from net investment income	– 0	–	(.47)	(.34)	(.35)	(.39)

Net asset value, end of period	$ 15.05	$ 14.76	$ 13.89	$ 13.54	$ 14.35

Total Return
Total investment return based on net asset value(d)	1.97	%*	9.92	%*	5.28%	(3.18)%	15.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230	$214	$11,299	$11,912	$14,204
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.62%	.61%	.63%	.62%	.70%
Expenses, before waivers/reimbursements(e)†	.81%	.74%	.71%	.70%	.71%
Net investment income(b)	1.60%	3.33%	3.14%	3.45%	3.14%
Portfolio turnover rate	38%	108%	14%	9%	15%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.20%	.31%	.31%	.27%	.05%

See footnote summary on page 140.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2018 and August 31, 2017, such waivers amounted to .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

‡	Consolidated (see Note A).

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB All Market Total Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Total Return Portfolio (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights (consolidated for 2017 and 2018) for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its financial highlights (consolidated for 2017 and 2018) for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2018. For individual shareholders, the Fund designates 57.59% of dividends paid as qualified dividend income. For corporate shareholders, 27.51% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 27.95% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer Michael B. Reyes, Senior Analyst

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the AB All Market Total Return Portfolio’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Alexander Barenboym 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including The AB Portfolios in respect of AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction

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with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by

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numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized

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that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors

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observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

The directors approved the Fund’s current Advisory Agreement at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Board’s approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (formerly AB Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive

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materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality

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of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2016 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2017.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was

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approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail

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investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

164 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 165

NOTES

166 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 167

NOTES

168 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0151-0818

AUG    08.31.18

ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

ANNUAL REPORT

October 17, 2018

This report provides management’s discussion of fund performance for AB Conservative Wealth Strategy for the annual reporting period ended August 31, 2018.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF AUGUST 31, 2018 (unaudited)

	6 Months	12 Months
AB CONSERVATIVE WEALTH STRATEGY[1]
Class A Shares	1.25%	2.14%
Class B Shares[2]	0.82%	1.32%
Class C Shares	0.92%	1.37%
Advisor Class Shares[3]	1.33%	2.39%
Class R Shares[3]	1.08%	1.73%
Class K Shares[3]	1.17%	2.07%
Class I Shares[3]	1.31%	2.34%
Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.36%	0.74%
MSCI ACWI (net)	2.14%	11.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2018, by 0.00% and 0.03%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2018.

For the 12-month period, all share classes of the Fund outperformed the primary benchmark but underperformed the MSCI ACWI (net), before sales charges. Diversifiers and fixed-income holdings detracted from performance while equity holdings contributed, relative to the benchmark. Overall

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

allocations within equities and fixed income contributed; security selection within the Fund’s holdings, especially in diversifiers, detracted. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate-related securities and inflation-linked securities.

For the six-month period, all share classes of the Fund underperformed the primary benchmark and the MSCI ACWI (net), before sales charges. While overall allocations within equities and fixed income contributed, security selection within the Fund’s holdings, especially in equities, detracted. Diversifiers were flat while equity and fixed-income holdings contributed.

The Fund utilized derivatives for hedging and investment purposes. For both periods, forwards, written options and inflation swaps contributed to returns, while futures, purchased options, credit default swaps and total return swaps detracted, on an absolute basis. Interest rate swaps and purchased swaptions contributed for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period, US and non-US stocks gained, while emerging-market equities were essentially flat. Growth stocks outperformed value stocks, in terms of style, and small-cap stocks outperformed their large-cap peers. US equity indices set multiple records as stocks rallied in anticipation of major corporate tax reform and benefited thereafter, as shown by strong earnings results. Although performance was tempered by fears about interest-rate increases, trade wars and geopolitical issues, stocks generally advanced amid encouraging economic data. Emerging-market equities were very strong early on, but turned negative as they were weighed down by market volatility, US-dollar strength and concerns about the ability of emerging-market countries to service their debts.

Performance was mixed in fixed-income markets. Developed-market treasuries rallied, outperforming the positive returns of both global high yield and emerging-market local-currency government bonds, while investment-grade securities fell. Emerging-market debt came under pressure. Developed-market yield curves generally either rose or flattened, with shorter maturities rising while longer maturities moved lower (bond yields move inversely to price). The US Federal Reserve hiked interest rates three times, and the European Central Bank began to scale back its asset purchases.

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities. Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

The Fund’s investments in equity securities will consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. In order to gain exposure to certain alternative investment strategies using various asset classes, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio and the AB All Market Alternative Return Portfolio, each an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing

(continued on next page)

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

6 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2008 TO 8/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Conservative Wealth Strategy Class A shares (from 8/31/2008 to 8/31/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	2.14%	-2.22%
5 Years	3.85%	2.95%
10 Years	3.82%	3.37%
CLASS B SHARES
1 Year	1.32%	-2.52%
5 Years	3.06%	3.06%
10 Years[1]	3.22%	3.22%
CLASS C SHARES
1 Year	1.37%	0.41%
5 Years	3.07%	3.07%
10 Years	3.07%	3.07%
ADVISOR CLASS SHARES[2]
1 Year	2.39%	2.39%
5 Years	4.11%	4.11%
10 Years	4.10%	4.10%
CLASS R SHARES[2]
1 Year	1.73%	1.73%
5 Years	3.44%	3.44%
10 Years	3.42%	3.42%
CLASS K SHARES[2]
1 Year	2.07%	2.07%
5 Years	3.76%	3.76%
10 Years	3.75%	3.75%
CLASS I SHARES[2]
1 Year	2.34%	2.34%
5 Years	4.07%	4.07%
10 Years	4.07%	4.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.34%, 2.09%, 2.07%, 1.09%, 1.75%, 1.44% and 1.11% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.13%, 1.88%, 1.86%, 0.88%, 1.54%, 1.23% and 1.00% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.28%
5 Years	2.55%
10 Years	3.94%
CLASS B SHARES
1 Year	-2.60%
5 Years	2.63%
10 Years[1]	3.77%
CLASS C SHARES
1 Year	0.33%
5 Years	2.65%
10 Years	3.63%
ADVISOR CLASS SHARES[2]
1 Year	2.24%
5 Years	3.68%
10 Years	4.67%
CLASS R SHARES[2]
1 Year	1.57%
5 Years	3.00%
10 Years	3.98%
CLASS K SHARES[2]
1 Year	1.92%
5 Years	3.34%
10 Years	4.32%
CLASS I SHARES[2]
1 Year	2.19%
5 Years	3.64%
10 Years	4.64%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,012.50	$5.33	1.05%	$6.49	1.28%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%	$6.51	1.28%
Class B
Actual	$1,000	$1,008.20	$9.16	1.81%	$10.33	2.04%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%	$10.36	2.04%
Class C
Actual	$1,000	$1,009.20	$9.12	1.80%	$10.28	2.03%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%	$10.31	2.03%
Advisor Class
Actual	$1,000	$1,013.30	$4.06	0.80%	$5.23	1.03%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%	$5.24	1.03%
Class R
Actual	$1,000	$1,010.80	$7.50	1.48%	$8.67	1.71%
Hypothetical**	$1,000	$1,017.74	$7.53	1.48%	$8.69	1.71%
Class K
Actual	$1,000	$1,011.70	$5.93	1.17%	$7.10	1.40%
Hypothetical**	$1,000	$1,019.31	$5.96	1.17%	$7.12	1.40%
Class I
Actual	$1,000	$1,013.10	$3.96	0.78%	$5.12	1.01%
Hypothetical**	$1,000	$1,021.27	$3.97	0.78%	$5.14	1.01%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $203.0

1

All data are as of August 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO OF INVESTMENTS

August 31, 2018

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 35.7%
Funds and Investment Trusts – 35.7%(a)
AB All Market Real Return Portfolio – Class Z(b)	2,298,217	$20,431,147
AB Cap Fund, Inc. – AB All Market Alternative Return Portfolio – Class ADV(b)(c)	2,111,527	16,364,338
AB High Income Fund, Inc. – Class Z(b)	2,437,057	20,300,683
Energy Select Sector SPDR Fund(d)	89,530	6,664,613
VanEck Vectors JP Morgan EM Local Currency Bond ETF	25,360	409,818
Vanguard FTSE Emerging Markets ETF	91,960	3,865,998
Vanguard Global ex-U.S. Real Estate ETF	32,274	1,865,437
Vanguard Real Estate ETF	30,160	2,534,948

Total Investment Companies (cost $74,144,707)		72,436,982

COMMON STOCKS – 34.8%
Information Technology – 8.6%
Communications Equipment – 0.1%
Cisco Systems, Inc.	3,485	166,479
F5 Networks, Inc.(c)	237	44,821

		211,300

Electronic Equipment, Instruments & Components – 0.7%
Amphenol Corp. – Class A	9,689	916,386
Avnet, Inc.	2,130	103,092
Corning, Inc.	3,098	103,814
IPG Photonics Corp.(c)	967	169,689
Nippon Electric Glass Co., Ltd.	1,100	35,266

		1,328,247

Internet Software & Services – 1.7%
Alphabet, Inc. – Class A(c)	106	130,571
Alphabet, Inc. – Class C(c)	1,645	2,003,922
eBay, Inc.(c)	2,399	83,029
Facebook, Inc. – Class A(c)	5,970	1,049,109
Kakaku.com, Inc.	1,900	35,084
Moneysupermarket.com Group PLC	49,310	181,591

		3,483,306

IT Services – 3.0%
Accenture PLC – Class A	773	130,691
Amadeus IT Group SA – Class A	3,133	290,533
Amdocs Ltd.	1,437	93,807
Booz Allen Hamilton Holding Corp.	5,626	287,826
Capgemini SE	1,875	241,681
Cognizant Technology Solutions Corp. – Class A	4,120	323,132
Fidelity National Information Services, Inc.	2,850	308,284

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gartner, Inc.(c)	8,020	$1,201,075
Mastercard, Inc. – Class A	8,050	1,735,258
Otsuka Corp.	5,100	184,499
Paychex, Inc.	4,480	328,160
Total System Services, Inc.	2,610	253,535
Visa, Inc. – Class A	5,192	762,653

		6,141,134

Semiconductors & Semiconductor Equipment – 0.4%
Intel Corp.	9,631	466,429
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	3,730	162,628
Texas Instruments, Inc.	2,252	253,125

		882,182

Software – 1.7%
Adobe Systems, Inc.(c)	517	136,235
Check Point Software Technologies Ltd.(c)	1,150	133,619
Constellation Software, Inc./Canada	263	200,543
Dell Technologies, Inc. – Class V(c)	584	56,163
Fortinet, Inc.(c)	967	80,996
Intuit, Inc.	528	115,880
Kingdee International Software Group Co., Ltd.	18,000	20,539
Microsoft Corp.	13,274	1,491,069
Nice Ltd.(c)	3,625	418,528
Oracle Corp.	5,956	289,342
Oracle Corp. Japan	3,500	293,337
SAP SE	1,700	204,081
Trend Micro, Inc./Japan	600	37,727

		3,478,059

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	6,523	1,484,830
HP, Inc.	4,298	105,946
Samsung Electronics Co., Ltd.	7,288	316,814

		1,907,590

		17,431,818

Consumer Discretionary – 5.9%
Auto Components – 0.5%
Aptiv PLC	10,300	906,503
Faurecia SA	609	37,354

		943,857

Automobiles – 0.0%
Honda Motor Co., Ltd.	1,400	41,473
Mazda Motor Corp.	3,100	35,881

		77,354

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Consumer Services – 0.5%
Benesse Holdings, Inc.	1,000	$31,216
Service Corp. International/US	18,794	788,596
Sotheby’s(c)	5,622	269,969

		1,089,781

Hotels, Restaurants & Leisure – 1.6%
Aristocrat Leisure Ltd.	12,720	289,343
Compass Group PLC	14,588	314,098
Flight Centre Travel Group Ltd.	814	34,181
Las Vegas Sands Corp.	2,808	183,700
McDonald’s Corp.	1,936	314,077
OPAP SA	3,832	41,126
Starbucks Corp.	37,104	1,983,209
Wynn Resorts Ltd.	180	26,701
Yum! Brands, Inc.	1,184	102,878

		3,289,313

Household Durables – 0.2%
Auto Trader Group PLC(e)	31,860	185,757
LG Electronics, Inc.	236	16,270
Persimmon PLC	3,780	119,588
Sony Corp.	700	39,804

		361,419

Internet & Direct Marketing Retail – 0.7%
Amazon.com, Inc.(c)	134	269,703
Booking Holdings, Inc.(c)	622	1,213,864

		1,483,567

Leisure Products – 0.1%
Amer Sports Oyj(c)	5,920	199,017
Sankyo Co., Ltd.	900	34,451
Sega Sammy Holdings, Inc.	2,100	33,850

		267,318

Media – 0.5%
Comcast Corp. – Class A	6,157	227,747
CTS Eventim AG & Co. KGaA	2,120	94,031
Daiichikosho Co., Ltd.	2,000	92,501
Eutelsat Communications SA	2,167	51,313
Modern Times Group MTG AB – Class B	5	179
Naspers Ltd. – Class N	1,560	346,407
Omnicom Group, Inc.	1,480	102,594
Sirius XM Holdings, Inc.	13,833	98,214

		1,012,986

Multiline Retail – 0.1%
Next PLC	1,550	110,668

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 1.5%
AutoZone, Inc.(c)	509	$390,342
Best Buy Co., Inc.	1,322	105,178
Home Depot, Inc. (The)	1,286	258,190
Ross Stores, Inc.	4,800	459,744
TJX Cos., Inc. (The)	4,416	485,628
Ulta Salon Cosmetics & Fragrance, Inc.(c)	4,926	1,280,760

		2,979,842

Textiles, Apparel & Luxury Goods – 0.2%
Moncler SpA	2,310	104,528
Samsonite International SA(c)(e)	76,200	308,467

		412,995

		12,029,100

Financials – 5.2%
Banks – 2.1%
Bank Leumi Le-Israel BM	3,850	25,862
Bank of America Corp.	1,895	58,612
Citigroup, Inc.	7,023	500,318
Comerica, Inc.	610	59,463
DBS Group Holdings Ltd.	24,200	439,932
DNB ASA	8,065	163,962
Hana Financial Group, Inc.	463	17,754
Hang Seng Bank Ltd.	11,100	301,133
Industrial Bank of Korea	1,487	19,905
JPMorgan Chase & Co.	1,825	209,108
Jyske Bank A/S	10,800	547,126
Mitsubishi UFJ Financial Group, Inc.	21,800	131,774
Oversea-Chinese Banking Corp., Ltd.	9,800	80,653
PNC Financial Services Group, Inc. (The)	714	102,488
Royal Bank of Canada	3,300	262,129
Seven Bank Ltd.	33,700	104,952
Toronto-Dominion Bank (The)	5,138	309,658
Wells Fargo & Co.	14,641	856,206
Westpac Banking Corp.	4,460	91,599

		4,282,634

Capital Markets – 2.0%
B3 SA – Brasil Bolsa Balcao	20,100	107,382
BlackRock, Inc. – Class A	390	186,833
Charles Schwab Corp. (The)	30,080	1,527,763
CME Group, Inc. – Class A	1,557	272,055
Daiwa Securities Group, Inc.	5,400	32,355
IG Group Holdings PLC	13,260	155,707
Intercontinental Exchange, Inc.	2,650	202,010
Julius Baer Group Ltd.(c)	11,447	607,394
London Stock Exchange Group PLC	2,689	161,443

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Morgan Stanley	2,023	$98,783
Partners Group Holding AG	289	226,910
S&P Global, Inc.	545	112,842
Singapore Exchange Ltd.	82,300	444,776

		4,136,253

Consumer Finance – 0.1%
American Express Co.	1,150	121,877
Discover Financial Services	194	15,155

		137,032

Diversified Financial Services – 0.2%
Berkshire Hathaway, Inc. – Class B(c)	115	24,003
Cielo SA	63,700	236,152
Jefferies Financial Group, Inc.	3,317	77,020
Kinnevik AB	108	3,549

		340,724

Insurance – 0.8%
Aflac, Inc.	590	27,282
Allianz SE	385	82,059
Arthur J Gallagher & Co.	3,480	251,047
Direct Line Insurance Group PLC	18,390	79,004
Everest Re Group Ltd.	690	153,884
Fidelity National Financial, Inc.	10,210	409,421
Japan Post Holdings Co., Ltd.	3,500	41,567
Marsh & McLennan Cos., Inc.	2,360	199,727
Ping An Insurance Group Co. of China Ltd. – Class H	2,500	24,115
Progressive Corp. (The)	1,692	114,261
Prudential Financial, Inc.	632	62,094
Swiss Re AG	1,560	140,354
Tryg A/S	1,446	35,561

		1,620,376

		10,517,019

Health Care – 5.1%
Biotechnology – 1.1%
AbbVie, Inc.	1,103	105,866
Amgen, Inc.	516	103,102
Biogen, Inc.(c)	244	86,252
Celgene Corp.(c)	10,857	1,025,444
Celltrion, Inc.(c)	23	5,583
CSL Ltd.	338	55,410
Gilead Sciences, Inc.	9,862	746,849
Grifols SA	1,687	49,602

		2,178,108

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.1%
Abbott Laboratories	23,245	$1,553,696
Cochlear Ltd.	275	42,762
Fisher & Paykel Healthcare Corp., Ltd.	3,909	42,394
Hoya Corp.	700	40,901
West Pharmaceutical Services, Inc.	5,213	610,182

		2,289,935

Health Care Providers & Services – 1.1%
Anthem, Inc.	5,103	1,350,917
CVS Health Corp.	2,840	213,682
Humana, Inc.	329	109,642
UnitedHealth Group, Inc.	2,014	540,679

		2,214,920

Life Sciences Tools & Services – 0.3%
IQVIA Holdings, Inc.(c)	5,738	729,242

Pharmaceuticals – 1.5%
Astellas Pharma, Inc.	9,500	161,059
Bristol-Myers Squibb Co.	2,790	168,935
Eli Lilly & Co.	288	30,427
Jiangsu Hengrui Medicine Co., Ltd.	1,500	14,544
Johnson & Johnson	1,012	136,306
Merck & Co., Inc.	3,948	270,793
Novo Nordisk A/S – Class B	5,411	266,363
Pfizer, Inc.	10,177	422,549
Roche Holding AG	1,944	482,022
Sanofi	1,200	103,048
Shionogi & Co., Ltd.	700	40,683
Taisho Pharmaceutical Holdings Co., Ltd.	300	32,517
Zoetis, Inc.	9,817	889,420

		3,018,666

		10,430,871

Industrials – 3.8%
Aerospace & Defense – 0.6%
BAE Systems PLC	18,700	147,150
Boeing Co. (The)	1,351	463,109
Harris Corp.	1,230	199,887
Raytheon Co.	2,007	400,276
Safran SA	477	61,981

		1,272,403

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	1,407	135,184

Airlines – 0.2%
Delta Air Lines, Inc.	451	26,375
International Consolidated Airlines Group SA	6,000	53,855

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Japan Airlines Co., Ltd.	900	$32,434
Qantas Airways Ltd.	43,484	201,303

		313,967

Building Products – 0.5%
Allegion PLC	12,601	1,099,059

Commercial Services & Supplies – 0.3%
Republic Services, Inc. – Class A	1,290	94,634
Secom Co., Ltd.	6,600	542,711
Toppan Printing Co., Ltd.	5,000	38,967

		676,312

Construction & Engineering – 0.0%
Fluor Corp.	744	42,713
GS Engineering & Construction Corp.	528	22,698

		65,411

Industrial Conglomerates – 0.1%
CITIC Ltd.	15,000	21,354
Honeywell International, Inc.	812	129,157

		150,511

Machinery – 0.6%
Dover Corp.	7,240	621,699
Kone Oyj – Class B	6,210	335,286
Pentair PLC	2,174	94,525
Stanley Black & Decker, Inc.	1,086	152,616

		1,204,126

Marine – 0.0%
Mitsui OSK Lines Ltd.	1,000	26,862

Professional Services – 1.0%
Intertek Group PLC	2,500	166,646
RELX NV	27,051	599,881
Verisk Analytics, Inc. – Class A(c)	8,710	1,037,274
Wolters Kluwer NV	3,960	251,235

		2,055,036

Road & Rail – 0.2%
ALD SA(d)(e)	10,929	203,583
Central Japan Railway Co.	200	40,156
CSX Corp.	1,570	116,431
DSV A/S	608	57,093

		417,263

Trading Companies & Distributors – 0.1%
HD Supply Holdings, Inc.(c)	2,207	100,617
Xiamen C & D, Inc.	17,200	20,975

		121,592

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.1%
Flughafen Zurich AG	660	$136,420

		7,674,146

Consumer Staples – 2.1%
Beverages – 0.4%
Ambev SA	24,900	115,235
Diageo PLC	9,428	329,740
PepsiCo, Inc.	3,021	338,382

		783,357

Food & Staples Retailing – 0.3%
Costco Wholesale Corp.	273	63,644
J Sainsbury PLC	16,355	68,845
Kroger Co. (The)	3,375	106,312
Sysco Corp.	1,330	99,511
Wal-Mart de Mexico SAB de CV	2,862	7,925
Walmart, Inc.	2,790	267,449

		613,686

Food Products – 0.6%
a2 Milk Co., Ltd.(c)	5,658	47,230
Archer-Daniels-Midland Co.	2,038	102,715
Barry Callebaut AG	25	44,569
Danone SA	1,309	103,084
Hershey Co. (The)	6,893	692,884
Nestle Malaysia Bhd	600	21,462
Salmar ASA	5,110	246,027

		1,257,971

Household Products – 0.2%
Kimberly-Clark Corp.	96	11,092
Procter & Gamble Co. (The)	4,520	374,934

		386,026

Personal Products – 0.3%
L’Oreal SA	2,082	498,443
Unilever PLC	2,310	131,635

		630,078

Tobacco – 0.3%
Altria Group, Inc.	2,004	117,274
British American Tobacco PLC	5,109	247,057
Philip Morris International, Inc.	3,251	253,220
Swedish Match AB	954	51,000

		668,551

		4,339,669

Materials – 1.2%
Chemicals – 1.0%
Air Products & Chemicals, Inc.	621	103,266

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

BASF SE	5,925	$547,503
Covestro AG(e)	1,693	144,144
Croda International PLC	2,250	148,907
Ecolab, Inc.	4,264	641,647
LyondellBasell Industries NV – Class A	3,033	342,062
Methanex Corp.	591	43,123
Sinopec Shanghai Petrochemical Co., Ltd. – Class H	36,000	21,162
Umicore SA(d)	910	50,759
Victrex PLC	2,580	106,063

		2,148,636

Containers & Packaging – 0.1%
Amcor Ltd./Australia	9,590	98,677
Smurfit Kappa Group PLC	1,282	52,356

		151,033

Metals & Mining – 0.1%
Anglo American PLC(d)	3,292	66,107
Jiangxi Copper Co., Ltd.	9,800	20,896
Teck Resources Ltd. – Class B	1,756	39,574

		126,577

		2,426,246

Energy – 1.1%
Energy Equipment & Services – 0.0%
TechnipFMC PLC	2,365	72,440

Oil, Gas & Consumable Fuels – 1.1%
Andeavor	44	6,723
Chevron Corp.	1,080	127,937
China Petroleum & Chemical Corp.(c)	6,100	6,118
ConocoPhillips	1,227	90,099
Exxon Mobil Corp.	2,057	164,910
Husky Energy, Inc.	2,535	41,920
LUKOIL PJSC (Sponsored ADR)	4,324	298,615
Marathon Petroleum Corp.	928	76,365
Neste Oyj	653	56,695
Phillips 66	642	76,083
Royal Dutch Shell PLC – Class A	598	19,455
Royal Dutch Shell PLC – Class B	22,068	730,493
Suncor Energy, Inc.	1,221	50,262
TOTAL SA	4,497	281,997
Valero Energy Corp.	669	78,862

		2,106,534

		2,178,974

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	4,194	$133,956
HKT Trust & HKT Ltd. – Class SS	224,000	289,442
Nippon Telegraph & Telephone Corp.	6,900	306,988
Verizon Communications, Inc.	3,000	163,110

		893,496

Wireless Telecommunication Services – 0.6%
China Mobile Ltd.	23,500	221,030
KDDI Corp.	17,000	449,477
SoftBank Group Corp.	4,000	370,349
T-Mobile US, Inc.(c)	1,530	101,041

		1,141,897

		2,035,393

Utilities – 0.4%
Electric Utilities – 0.1%
Enel Americas SA (ADR)	13,150	97,573
Enel Chile SA (ADR)	21,294	103,702
NextEra Energy, Inc.	252	42,865
Tokyo Electric Power Co. Holdings, Inc.(c)	7,600	35,131

		279,271

Multi-Utilities – 0.1%
Ameren Corp.	1,880	118,872
Centrica PLC	32,948	61,201

		180,073

Water Utilities – 0.2%
Guangdong Investment Ltd.	204,000	362,157

		821,501

Real Estate – 0.4%
Equity Real Estate Investment Trusts (REITs) – 0.2%
Lamar Advertising Co. – Class A	1,240	95,542
Nippon Building Fund, Inc.	18	104,789
Simon Property Group, Inc.	619	113,296
Weyerhaeuser Co.	2,854	99,062

		412,689

Real Estate Management & Development – 0.2%
Agile Group Holdings Ltd.	12,000	19,627
CBRE Group, Inc. – Class A(c)	6,984	340,889

		360,516

		773,205

Total Common Stocks (cost $62,114,730)		70,657,942

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 11.5%
Australia – 0.1%
Australia Government Bond Series 142 4.25%, 4/21/26(e)	AUD	192	$155,939

Belgium – 0.5%
Kingdom of Belgium Government Bond Series 71 3.75%, 6/22/45(e)	EUR	80	136,783
Series 72 2.60%, 6/22/24(e)		262	347,969
Series 79 0.20%, 10/22/23(e)		195	228,920
Series 81 0.80%, 6/22/27(e)		202	238,704

			952,376

Canada – 1.2%
Canadian Government Bond 1.75%, 3/01/23	CAD	3,239	2,439,848

Chile – 0.1%
Bonos de la Tesoreria de la Republica en pesos 4.50%, 3/01/26	CLP	210,000	309,042

France – 1.9%
French Republic Government Bond OAT 0.50%, 5/25/26(e)	EUR	745	876,052
0.75%, 5/25/28(e)		138	162,218
1.00%, 5/25/27(e)		988	1,198,097
1.75%, 6/25/39(e)		240	300,627
2.25%, 10/25/22(e)		985	1,261,480

			3,798,474

Germany – 0.9%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(e)		545	646,311
2.50%, 7/04/44-8/15/46(e)		504	804,971
Series 3 4.75%, 7/04/34(e)		153	288,238

			1,739,520

Ireland – 0.2%
Ireland Government Bond 1.00%, 5/15/26(e)		339	406,826

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Italy – 1.0%
Italy Buoni Poliennali Del Tesoro 0.95%, 3/01/23	EUR	193	$208,831
2.05%, 8/01/27		121	127,841
2.20%, 6/01/27		960	1,030,557
5.50%, 11/01/22		498	643,518

			2,010,747

Japan – 0.8%
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29	JPY	105,500	1,146,789
Series 143 1.60%, 3/20/33		43,900	465,105

			1,611,894

Malaysia – 0.3%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	839	208,376
Series 414 3.654%, 10/31/19		1,557	379,814
Series 511 3.58%, 9/28/18		456	110,984

			699,174

Netherlands – 0.1%
Netherlands Government Bond 0.50%, 7/15/26(e)	EUR	86	102,414

Poland – 0.1%
Republic of Poland Government Bond Series 725 3.25%, 7/25/25	PLN	496	136,422

Singapore – 0.1%
Singapore Government Bond 2.75%, 3/01/46	SGD	330	238,934
3.375%, 9/01/33		73	57,883

			296,817

Spain – 0.3%
Spain Government Bond 1.95%, 4/30/26(e)	EUR	477	589,163

United Kingdom – 0.3%
United Kingdom Gilt 1.50%, 7/22/26-7/22/47(e)	GBP	473	606,552

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 3.6%
U.S. Treasury Bonds 2.50%, 2/15/46	$	1,322	$1,195,790
5.375%, 2/15/31		651	819,955
U.S. Treasury Notes 1.50%, 8/15/26		1,550	1,404,203
1.875%, 7/31/22		2,591	2,509,319
2.00%, 11/15/26		1,127	1,058,687
2.125%, 5/15/25		184	176,698
2.25%, 8/15/27		270	257,217

			7,421,869

Uruguay – 0.0%
Uruguay Government International Bond 8.50%, 3/15/28(e)	UYU	1,317	34,197

Total Governments – Treasuries (cost $23,448,957)			23,311,274

CORPORATES – INVESTMENT GRADE – 5.4%
Financial Institutions – 2.7%
Banking – 2.0%
Banco Santander SA 3.25%, 4/04/26(e)	EUR	100	119,586
Bank of America Corp. 2.375%, 6/19/24(e)		100	125,471
4.20%, 8/26/24	$	111	111,608
Bank of Nova Scotia (The) 4.375%, 1/13/21		31	31,820
Barclays Bank PLC 6.625%, 3/30/22(e)	EUR	83	113,048
Barclays PLC 3.684%, 1/10/23	$	200	195,788
Citigroup, Inc. 1.375%, 10/27/21(e)	EUR	100	120,385
Compass Bank 5.50%, 4/01/20	$	147	151,119
Cooperatieve Rabobank UA 4.375%, 8/04/25		250	249,827
Fifth Third Bancorp 2.30%, 3/01/19		64	63,896
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(e)	EUR	98	119,564
3.307%, 10/31/25	CAD	145	109,271
JPMorgan Chase & Co. 1.375%, 9/16/21(e)	EUR	100	120,451
Lloyds Banking Group PLC 4.375%, 3/22/28	$	265	261,640

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mitsubishi UFJ Financial Group, Inc. 0.872%, 9/07/24(e)	EUR	100	$115,272
Morgan Stanley 3.00%, 2/07/24	CAD	145	109,317
Series G 1.375%, 10/27/26	EUR	111	126,251
1.75%, 3/11/24		100	120,371
MUFG Bank Ltd. 2.30%, 3/05/20(e)	$	230	227,049
PNC Financial Services Group, Inc. (The) 4.375%, 8/11/20		75	76,694
Rabobank Capital Funding Trust IV 5.556%, 12/31/19(e)(f)	GBP	36	48,434
Royal Bank of Scotland Group PLC 3.875%, 9/12/23	$	225	219,472
Santander Holdings USA, Inc. 4.40%, 7/13/27		118	114,685
Skandinaviska Enskilda Banken AB 2.45%, 5/27/20(e)		200	197,510
UBS Group Funding Switzerland AG 1.50%, 11/30/24(e)	EUR	200	236,575
UniCredit SpA 3.75%, 4/12/22(e)	$	200	191,174
US Bancorp 0.85%, 6/07/24	EUR	103	119,578
Series J 5.30%, 4/15/27(f)	$	46	46,123
Wells Fargo & Co. 1.375%, 6/30/22(e)	GBP	170	216,077

			4,058,056

Brokerage – 0.1%
SURA Asset Management SA 4.875%, 4/17/24(e)	$	107	108,337

Finance – 0.0%
Synchrony Financial 4.50%, 7/23/25		93	90,577

Insurance – 0.4%
Aviva PLC 3.375%, 12/04/45(e)	EUR	100	117,868
Berkshire Hathaway, Inc. 1.125%, 3/16/27		140	162,547
Chubb INA Holdings, Inc. 1.55%, 3/15/28		100	116,861
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(e)	$	21	32,849

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 6.25%, 5/26/42(e)	EUR	100	$138,861
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(e)	$	41	64,985
New York Life Global Funding 1.95%, 2/11/20(e)		85	83,747
Prudential Financial, Inc. 5.625%, 6/15/43		98	102,349
Swiss Re America Holding Corp. 7.00%, 2/15/26		77	89,871
UnitedHealth Group, Inc. 4.75%, 7/15/45		40	43,175

			953,113

REITS – 0.2%
American Tower Corp. 5.05%, 9/01/20		163	168,185
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		47	46,841
Welltower, Inc. 4.00%, 6/01/25		171	169,770

			384,796

			5,594,879

Industrial – 2.4%
Basic – 0.1%
Glencore Funding LLC 4.00%, 3/27/27(e)		62	58,514
4.125%, 5/30/23(e)		31	30,862
Yamana Gold, Inc. 4.95%, 7/15/24		58	57,864

			147,240

Capital Goods – 0.3%
Holcim Finance Luxembourg SA 2.25%, 5/26/28(e)	EUR	145	169,963
Molex Electronic Technologies LLC 2.878%, 4/15/20(e)	$	230	227,827
Parker-Hannifin Corp. 1.125%, 3/01/25	EUR	110	128,613
United Technologies Corp. 1.15%, 5/18/24		115	135,133

			661,536

Communications - Media – 0.3%
CBS Corp. 5.50%, 5/15/33	$	40	42,259

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, 7/23/20	$	81	$81,244
4.908%, 7/23/25		78	79,572
Comcast Corp. 4.60%, 8/15/45		45	44,522
Cox Communications, Inc. 2.95%, 6/30/23(e)		55	52,477
RELX Capital, Inc. 8.625%, 1/15/19		125	127,507
Time Warner Cable LLC 8.75%, 2/14/19		135	138,401
Warner Media LLC 3.55%, 6/01/24		115	112,127

			678,109

Communications - Telecommunications – 0.1%
Bell Canada, Inc. 3.35%, 6/18/19	CAD	38	29,343
4.70%, 9/11/23		52	42,420
Rogers Communications, Inc. 4.00%, 6/06/22		66	52,312

			124,075

Consumer Cyclical - Automotive – 0.1%
General Motors Co. 5.40%, 4/01/48(d)	$	45	42,733
General Motors Financial Co., Inc. 3.70%, 5/09/23		25	24,500
5.25%, 3/01/26		26	26,803
Harley-Davidson Financial Services, Inc. 2.812% (LIBOR 3 Month + 0.50%), 5/21/20(e)(g)		115	115,293

			209,329

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 1.625%, 2/22/21	EUR	242	290,938

Consumer Non-Cyclical – 0.3%
BAT Capital Corp. 3.222%, 8/15/24(e)	$	120	115,019
Celgene Corp. 2.75%, 2/15/23		85	81,895
3.25%, 2/20/23		70	68,902
CVS Health Corp. 4.30%, 3/25/28		90	89,337

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Reynolds American, Inc. 4.45%, 6/12/25	$	72	$73,071
6.875%, 5/01/20		97	102,570
Tyson Foods, Inc. 2.65%, 8/15/19		41	40,907
4.55%, 6/02/47		45	42,465

			614,166

Energy – 0.3%
Andeavor 4.75%, 12/15/23		110	114,792
Hess Corp. 4.30%, 4/01/27		78	75,807
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		15	14,987
Kinder Morgan, Inc./DE 5.00%, 2/15/21(e)		69	71,344
Marathon Petroleum Corp. 4.75%, 9/15/44		45	44,082
Occidental Petroleum Corp. 4.20%, 3/15/48		45	44,977
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		103	99,377
Williams Cos., Inc. (The) 3.90%, 1/15/25		78	77,143
4.125%, 11/15/20		100	101,320
4.50%, 11/15/23		35	35,838

			679,667

Services – 0.1%
Equifax, Inc. 3.30%, 12/15/22		160	157,042

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		42	43,372
Apple, Inc. 2.513%, 8/19/24	CAD	120	89,588
4.65%, 2/23/46	$	40	43,788
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		31	30,075
3.875%, 1/15/27		33	30,905
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	135	157,211
Hewlett Packard Enterprise Co. 3.60%, 10/15/20	$	44	44,323

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

KLA-Tencor Corp. 4.125%, 11/01/21	$	145	$147,703
4.65%, 11/01/24		91	94,573
QUALCOMM, Inc. 3.00%, 5/20/22		160	157,990
Seagate HDD Cayman 4.75%, 1/01/25		72	68,966
Tencent Holdings Ltd. 3.375%, 5/02/19(e)		200	200,526

			1,109,020

Transportation - Services – 0.1%
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.375%, 2/01/22(e)		146	144,559

			4,815,681

Utility – 0.3%
Electric – 0.1%
Exelon Corp. 5.15%, 12/01/20		32	32,961
Exelon Generation Co. LLC 2.95%, 1/15/20		67	66,790
Iberdrola Finanzas SA 7.375%, 1/29/24	GBP	50	81,894
TECO Finance, Inc. 5.15%, 3/15/20	$	56	57,426

			239,071

Other Utility – 0.2%
Severn Trent Utilities Finance PLC 3.625%, 1/16/26(e)	GBP	150	208,430
Yorkshire Water Finance PLC 6.588%, 2/21/23		80	124,662

			333,092

			572,163

Total Corporates – Investment Grade (cost $11,078,152)			10,982,723

INFLATION-LINKED SECURITIES – 3.6%
Japan – 3.5%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	146,518	1,379,352
Series 22 0.10%, 3/10/27		609,236	5,749,168
Series 23 0.10%, 3/10/28		11,434	108,053

			7,236,573

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Zealand – 0.1%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(e)	NZD	195	$136,736

Total Inflation-Linked Securities (cost $7,420,635)			7,373,309

MORTGAGE PASS-THROUGHS – 2.5%
Agency Fixed Rate 30-Year – 2.3%
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 7/01/35	$	34	36,416
Federal National Mortgage Association Series 2003 5.50%, 4/01/33		28	30,002
Series 2004 5.50%, 4/01/34-5/01/34		26	28,504
Series 2005 5.50%, 2/01/35		20	21,364
Series 2018 3.50%, 3/01/48-4/01/48		1,172	1,167,329
4.00%, 8/01/48		133	136,173
4.00%, 9/01/48, TBA		692	705,054
4.50%, 9/01/48, TBA		2,423	2,516,225

			4,641,067

Other Agency Fixed Rate Programs – 0.1%
Canadian Mortgage Pools 6.125%, 12/01/24	CAD	305	268,469

Agency ARMs – 0.1%
Federal Home Loan Mortgage Corp. Series 2011 4.072% (LIBOR 12 Month + 1.76%), 5/01/38(g)	$	41	43,089
Federal National Mortgage Association Series 2003 3.649% (LIBOR 12 Month + 1.81%), 12/01/33(g)		25	26,449

			69,538

Total Mortgage Pass-Throughs (cost $4,967,797)			4,979,074

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 0.9%
Agency Debentures – 0.8%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20	$	1,826	$1,733,495

Agency Subordinated – 0.1%
Federal National Mortgage Association Zero Coupon, 10/09/19		180	174,897

Total Agencies (cost $1,936,888)			1,908,392

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.9%
Risk Share Floating Rate – 0.9%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.422% (LIBOR 1 Month + 1.35%), 8/25/28(e)(g)		150	150,413
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 4.265% (LIBOR 1 Month + 2.20%), 2/25/24(g)		176	180,216
Series 2015-DN1, Class M3 6.215% (LIBOR 1 Month + 4.15%), 1/25/25(g)		209	224,740
Series 2015-DNA2, Class M2 4.665% (LIBOR 1 Month + 2.60%), 12/25/27(g)		96	97,548
Series 2016-DNA2, Class M2 4.265% (LIBOR 1 Month + 2.20%), 10/25/28(g)		148	149,527
Series 2017-DNA2, Class M1 3.265% (LIBOR 1 Month + 1.20%), 10/25/29(g)		230	232,530
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 4.065% (LIBOR 1 Month + 2.00%), 10/25/23(g)		3	3,130
Series 2014-C01, Class M1 3.665% (LIBOR 1 Month + 1.60%), 1/25/24(g)		28	28,195
Series 2014-C04, Class 2M2 7.065% (LIBOR 1 Month + 5.00%), 11/25/24(g)		120	135,491

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2016-C01, Class 1M1 4.015% (LIBOR 1 Month + 1.95%), 8/25/28(g)	$	32		$32,346
Series 2016-C01, Class 2M1 4.165% (LIBOR 1 Month + 2.10%), 8/25/28(g)		0	**	293
Series 2016-C02, Class 1M1 4.215% (LIBOR 1 Month + 2.15%), 9/25/28(g)		41		40,815
Series 2016-C03, Class 1M1 4.065% (LIBOR 1 Month + 2.00%), 10/25/28(g)		37		37,393
Series 2016-C03, Class 2M1 4.265% (LIBOR 1 Month + 2.20%), 10/25/28(g)		21		20,657
Series 2016-C04, Class 1M1 3.515% (LIBOR 1 Month + 1.45%), 1/25/29(g)		50		49,910
Series 2016-C05, Class 2M1 3.415% (LIBOR 1 Month + 1.35%), 1/25/29(g)		28		28,394
Series 2016-C06, Class 1M1 3.365% (LIBOR 1 Month + 1.30%), 4/25/29(g)		201		202,104
Series 2016-C07, Class 2M1 3.365% (LIBOR 1 Month + 1.30%), 5/25/29(g)		30		29,961
Series 2017-C02, Class 2M1 3.215% (LIBOR 1 Month + 1.15%), 9/25/29(g)		78		78,507

				1,722,170

Non-Agency Fixed Rate – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.864%, 5/25/35		31		31,091

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.631%, 5/28/35(h)		33		30,393

Total Collateralized Mortgage Obligations (cost $1,771,900)				1,783,654

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 0.8%
Banco de Sabadell SA 0.875%, 11/12/21(e)	EUR	100	$119,031
Credit Suisse AG/Guernsey 1.75%, 1/15/21(e)		166	201,215
Danske Bank A/S 1.25%, 6/11/21(e)		100	120,437
DNB Boligkreditt AS 3.875%, 6/16/21(e)		147	189,482
Nationwide Building Society 4.375%, 2/28/22		150	200,398
Santander UK PLC 1.625%, 11/26/20(e)		156	188,222
Stadshypotek AB 0.625%, 11/10/21(e)		305	361,647
UBS AG/London 1.375%, 4/16/21(e)		169	203,906

Total Covered Bonds (cost $1,478,672)			1,584,338

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Floating Rate CMBS – 0.4%
Ashford Hospitality Trust Series 2018-ASHF, Class A 2.963% (LIBOR 1 Month + 0.90%), 4/15/35(e)(g)	$	177	176,546
Series 2018-KEYS, Class A 3.063% (LIBOR 1 Month + 1.00%), 5/15/35(e)(g)		100	100,000
BHMS Series 2018-ATLS, Class A 3.313% (LIBOR 1 Month + 1.25%), 7/15/35(e)(g)		140	140,142
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 2.883% (LIBOR 1 Month + 0.82%), 6/15/35(e)(g)		100	99,980
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.716% (LIBOR 1 Month + 1.65%), 6/24/49(g)(h)(i)		9	9,382
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 2.844% (LIBOR 1 Month + 0.78%), 7/15/33(e)(g)		110	109,353

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

RETL Series 2018-RVP, Class A 3.163% (LIBOR 1 Month + 1.10%), 3/15/33(e)(g)	$	101	$101,281
Starwood Retail Property Trust Series 2014-STAR, Class A 3.283% (LIBOR 1 Month + 1.22%), 11/15/27(e)(g)		131	130,887

			867,571

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		386	389,707

Non-Agency Fixed Rate CMBS – 0.1%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(e)		73	71,271
Series 2013-G1, Class A2 3.557%, 4/10/31(e)		134	132,208
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(e)		5	4,613

			208,092

Total Commercial Mortgage-Backed Securities (cost $1,470,071)			1,465,370

COLLATERALIZED LOAN OBLIGATIONS – 0.5%
CLO - Floating Rate – 0.5%
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 4.183% (LIBOR 3 Month + 1.80%), 7/21/31(e)(g)(h)		250	249,966
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.513% (LIBOR 3 Month + 1.18%), 12/18/30(e)(g)(h)		250	249,900
Neuberger Berman CLO Ltd. Series 2018-29A, Class B1 4.136% (LIBOR 3 Month + 1.70%), 10/19/31(e)(g)		250	250,000

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.538% (LIBOR 3 Month + 1.19%), 10/20/30(e)(g)(h)	$	250	$250,132

Total Collateralized Loan Obligations (cost $1,000,000)			999,998

GOVERNMENTS – SOVEREIGN AGENCIES – 0.4%
Canada – 0.4%
Canada Housing Trust No. 1 1.25%, 6/15/21(e) (cost $909,899)	CAD	1,190	886,628

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.2%
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(e)(h)	$	104	103,244
Series 2014-2A, Class C 3.869%, 10/15/49(e)(h)		85	85,378
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(e)(h)		73	73,035
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(e)(h)		115	114,004

			375,661

Autos - Fixed Rate – 0.2%
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(e)		20	19,988
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/21(e)		140	138,543
Series 2016-1A, Class A 2.32%, 3/25/20(e)		166	165,423

			323,954

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.19% (LIBOR 1 Month + 1.13%), 12/25/32(g)(h)		13	12,967

Total Asset-Backed Securities (cost $713,214)			712,582

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Qatar – 0.1%
Qatar Government International Bond 3.875%, 4/23/23(e)	$	200	$200,950
5.25%, 1/20/20(e)		100	102,825

			303,775

Saudi Arabia – 0.1%
Saudi Government International Bond 2.875%, 3/04/23(e)		200	192,750

Total Governments – Sovereign Bonds (cost $500,405)			496,525

SUPRANATIONALS – 0.2%
Supranational – 0.2%
European Financial Stability Facility 0.125%, 10/17/23(e) (cost $363,957)	EUR	311	361,787

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
State of California Series 2010 7.625%, 3/01/40 (cost $238,163)	$	165	244,335

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
China – 0.1%
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(e) (cost $199,814)		200	196,157

CORPORATES – NON-INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Energy – 0.1%
EnLink Midstream Partners LP 4.15%, 6/01/25 (cost $142,930)		144	135,929

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 0.1%
Canada – 0.1%
Province of Quebec Canada 2.75%, 9/01/27 (cost $113,483)	CAD	141	107,319

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
AUD/USD Expiration: Jun 2019; Contracts: 1,529,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(c) (premiums paid $16,436)	AUD	1,529,000	$19,681

OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
BRL/USD Expiration: Nov 2018; Contracts: 1,435,200; Exercise Price: BRL 3.90; Counterparty: Bank of America, NA(c)	BRL	1,435,200	8,280
CNH/USD Expiration: Sep 2018; Contracts: 8,281,200; Exercise Price: CNH 6.70; Counterparty: Morgan Stanley Capital Services LLC(c)	CNH	8,281,200	211
CNH/USD Expiration: Sep 2018; Contracts: 8,281,200; Exercise Price: CNH 6.70; Counterparty: Morgan Stanley Capital Services LLC(c)		8,281,200	211

Total Options Purchased – Calls (premiums paid $11,093)			8,702

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.2%
U.S. Treasury Bills – 1.3%
U.S. Treasury Bill Zero Coupon, 9/13/18(j) (cost $2,736,270)	$	2,738	2,736,689

		Shares
Investment Companies – 0.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(a)(b)(k) (cost $1,824,551)		1,824,551	1,824,551

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $198,602,724)			205,213,941

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(a)(b)(k) (cost $384,683)	384,683	$384,683

Total Investments – 101.3% (cost $198,987,407)		205,598,624
Other assets less liabilities – (1.3)%		(2,585,997)

Net Assets – 100.0%		$203,012,627

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	6	September 2018	AUD	600		$550,363	$563,297	$12,934
10 Yr Canadian Bond Futures	6	December 2018	CAD	600		615,964	619,724	3,760
10 Yr Japan Bond (OSE) Futures	20	September 2018	JPY	2,000,000		27,101,144	27,068,671	(32,473)
Euro Buxl 30 Yr Bond Futures	12	December 2018	EUR	1,200		2,468,511	2,470,169	1,658
Euro STOXX 50 Index Futures	7	September 2018	EUR	0	***	279,728	275,365	(4,363)
Euro-Schatz Futures	9	December 2018	EUR	900		1,169,472	1,169,566	94
FTSE 100 Index Futures	3	September 2018	GBP	0	***	298,239	288,745	(9,494)
Long Gilt Futures	32	December 2018	GBP	3,200		5,066,095	5,075,032	8,937
Mini MSCI EAFE Futures	2	September 2018	USD	0	***	194,970	195,880	910
Mini MSCI Emerging Markets Futures	29	September 2018	USD	1		1,611,949	1,529,605	(82,344)
Russell 2000 Mini Futures	27	September 2018	USD	1		2,272,150	2,349,810	77,660
S&P Mid 400 E-Mini Futures	11	September 2018	USD	1		2,192,877	2,250,160	57,283
TOPIX Index Futures	3	September 2018	JPY	30		474,547	468,050	(6,497)

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
U.S. 10 Yr Ultra Futures	7	December 2018	USD	700	$895,791	$896,328	$537
U.S. T-Note 5 Yr (CBT) Futures	105	December 2018	USD	10,500	11,904,509	11,906,836	2,327
U.S. T-Note 10 Yr (CBT) Futures	70	December 2018	USD	7,000	8,396,995	8,418,594	21,599
U.S. Ultra Bond (CBT) Futures	47	December 2018	USD	4,700	7,536,586	7,487,688	(48,898)

Sold Contracts
10 Yr Canadian Bond Futures	8	December 2018	CAD	800	823,098	826,299	(3,201)
10 Yr Mini Japan Government Bond Futures	23	September 2018	JPY	230,000	3,113,207	3,109,999	3,208
Euro-BOBL Futures	10	December 2018	EUR	1,000	1,527,652	1,527,663	(11)
Euro-Bund Futures	15	September 2018	EUR	1,500	2,800,442	2,842,735	(42,293)
S&P 500 E-Mini Futures	195	September 2018	USD	10	27,108,306	28,295,475	(1,187,169)
U.S. Ultra Bond (CBT) Futures	1	December 2018	USD	100	160,507	159,313	1,194

							$(1,224,642)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	47,177	USD	752	9/14/18	$53,723
Bank of America, NA	RUB	18,267	USD	268	9/14/18	(2,010)
Bank of America, NA	RUB	19,377	USD	290	9/27/18	3,530
Bank of America, NA	BRL	462	USD	112	9/05/18	(1,706)
Bank of America, NA	USD	123	BRL	462	9/05/18	(9,445)
Bank of America, NA	USD	1,369	RUB	85,960	9/14/18	(96,142)
Bank of America, NA	USD	183	KRW	205,749	11/15/18	1,219
Barclays Bank PLC	INR	51,018	USD	726	12/13/18	15,221
Barclays Bank PLC	TWD	32,855	USD	1,110	9/13/18	38,403
Barclays Bank PLC	TWD	3,776	USD	123	9/13/18	(95)
Barclays Bank PLC	EUR	2,087	USD	2,446	9/14/18	21,526
Barclays Bank PLC	CAD	743	USD	571	9/14/18	1,635
Barclays Bank PLC	USD	122	TWD	3,746	9/13/18	122
Barclays Bank PLC	USD	623	TWD	18,975	9/13/18	(4,256)
Barclays Bank PLC	USD	270	INR	18,803	12/13/18	(8,340)
Barclays Bank PLC	USD	245	KRW	273,904	10/11/18	857
Barclays Bank PLC	USD	246	KRW	274,145	11/15/18	243
BNP Paribas SA	EUR	12,284	USD	14,479	10/11/18	182,133
Citibank, NA	COP	504,753	USD	166	10/12/18	151
Citibank, NA	INR	158,916	USD	2,308	9/14/18	66,977
Citibank, NA	ARS	3,250	USD	78	11/02/18	(4,227)
Citibank, NA	CAD	1,883	USD	1,453	9/14/18	9,891
Citibank, NA	CNY	1,689	USD	247	10/18/18	684
Citibank, NA	UYU	1,166	USD	35	12/04/18	(1,147)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	GBP	967	USD	1,273	9/14/18	$18,350
Citibank, NA	EUR	488	USD	575	10/11/18	7,401
Citibank, NA	BRL	449	USD	119	9/05/18	8,863
Citibank, NA	BRL	13	USD	3	9/05/18	(48)
Citibank, NA	BRL	13	USD	3	10/02/18	(45)
Citibank, NA	USD	112	BRL	462	9/05/18	1,705
Citibank, NA	USD	302	TRY	1,869	9/13/18	(18,443)
Citibank, NA	USD	829	CAD	1,078	9/14/18	(3,188)
Citibank, NA	USD	243	CNY	1,667	10/18/18	799
Citibank, NA	USD	245	CNY	1,674	10/18/18	(200)
Citibank, NA	USD	2,449	EUR	2,087	9/14/18	(24,694)
Citibank, NA	USD	113	ARS	3,388	11/02/18	(27,084)
Citibank, NA	USD	296	RUB	18,804	9/27/18	(18,092)
Citibank, NA	USD	490	MXN	10,178	9/14/18	42,382
Citibank, NA	USD	271	INR	18,909	12/13/18	(7,709)
Citibank, NA	USD	1,037	CLP	690,900	10/12/18	(22,220)
Citibank, NA	USD	2,329	INR	158,916	9/14/18	(87,431)
Citibank, NA	USD	458	KRW	518,357	11/15/18	6,954
Credit Suisse International	COP	5,689	USD	2	10/12/18	28
Credit Suisse International	USD	235	TRY	1,254	9/13/18	(44,719)
Credit Suisse International	USD	983	CNY	6,766	10/18/18	5,570
Credit Suisse International	USD	138	JPY	15,204	10/04/18	(695)
Credit Suisse International	USD	245	INR	17,010	12/13/18	(8,393)
Goldman Sachs Bank USA	JPY	463,098	USD	4,249	10/04/18	72,899
Goldman Sachs Bank USA	JPY	399,557	USD	3,658	9/14/18	59,495
Goldman Sachs Bank USA	TRY	3,555	USD	720	9/13/18	181,410
Goldman Sachs Bank USA	GBP	1,350	USD	1,777	10/12/18	23,622
Goldman Sachs Bank USA	SGD	1,629	USD	1,187	10/25/18	(1,095)
Goldman Sachs Bank USA	USD	987	INR	68,669	12/13/18	(31,036)
Goldman Sachs Bank USA	USD	187	KRW	210,522	11/15/18	1,698
HSBC Bank USA	KRW	271,990	USD	245	11/15/18	615
HSBC Bank USA	CLP	39,139	USD	59	10/12/18	1,340
HSBC Bank USA	TWD	8,942	USD	303	9/13/18	11,003
JPMorgan Chase Bank, NA	COP	1,009,666	USD	333	10/12/18	1,993
JPMorgan Chase Bank, NA	TWD	3,783	USD	124	9/13/18	279
JPMorgan Chase Bank, NA	ARS	3,739	USD	114	10/24/18	18,683
JPMorgan Chase Bank, NA	CAD	745	USD	575	9/14/18	4,141
JPMorgan Chase Bank, NA	TRY	412	USD	62	9/13/18	(165)
JPMorgan Chase Bank, NA	USD	427	CNY	2,921	10/18/18	(236)
Morgan Stanley Capital Services, Inc.	ARS	3,156	USD	93	10/24/18	11,695
Morgan Stanley Capital Services, Inc.	CNY	5,450	USD	795	10/18/18	(550)
Morgan Stanley Capital Services, Inc.	CNY	1,690	USD	247	10/18/18	633
Morgan Stanley Capital Services, Inc.	EUR	321	CHF	372	10/11/18	11,051
Morgan Stanley Capital Services, Inc.	USD	514	AUD	696	6/28/19	(12,293)
Morgan Stanley Capital Services, Inc.	USD	246	KRW	274,145	11/15/18	115
Natwest Markets PLC	INR	8,482	USD	122	12/13/18	3,397
Natwest Markets PLC	AUD	1,106	USD	823	10/11/18	27,537
Natwest Markets PLC	TRY	846	USD	127	9/13/18	(1,262)

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	BRL	944	USD	244	9/05/18	$12,067
Natwest Markets PLC	GBP	454	USD	598	10/12/18	8,612
Natwest Markets PLC	USD	228	BRL	944	9/05/18	3,486
Natwest Markets PLC	USD	216	ARS	6,895	10/24/18	(39,682)
Standard Chartered Bank	CNY	8,375	USD	1,217	10/18/18	(6,432)
Standard Chartered Bank	CAD	5,266	USD	4,086	11/16/18	45,010
Standard Chartered Bank	BRL	918	USD	222	9/05/18	(3,390)
Standard Chartered Bank	EUR	447	USD	525	9/14/18	6,073
Standard Chartered Bank	USD	246	BRL	918	9/05/18	(20,474)
Standard Chartered Bank	CNY	2,555	EUR	320	9/14/18	(1,935)
Standard Chartered Bank	USD	496	CNY	3,380	9/14/18	(1,774)
Standard Chartered Bank	USD	728	JPY	80,433	10/04/18	(2,647)
Standard Chartered Bank	USD	263	KRW	292,564	11/15/18	(437)
Standard Chartered Bank	USD	275	KRW	307,129	11/15/18	406
State Street Bank & Trust Co.	KRW	308,000	USD	274	11/15/18	(2,216)
State Street Bank & Trust Co.	JPY	268,664	USD	2,431	9/14/18	11,929
State Street Bank & Trust Co.	JPY	111,360	USD	997	10/04/18	(7,506)
State Street Bank & Trust Co.	JPY	134,831	USD	1,223	10/04/18	7,053
State Street Bank & Trust Co.	ZAR	7,533	USD	541	9/14/18	28,673
State Street Bank & Trust Co.	MXN	10,023	USD	532	9/14/18	8,447
State Street Bank & Trust Co.	ZAR	5,863	USD	394	9/14/18	(4,734)
State Street Bank & Trust Co.	MXN	4,677	USD	243	10/19/18	(378)
State Street Bank & Trust Co.	MXN	7,123	USD	371	10/19/18	965
State Street Bank & Trust Co.	ZAR	7,274	USD	512	9/07/18	17,332
State Street Bank & Trust Co.	MXN	5,337	USD	274	9/14/18	(5,153)
State Street Bank & Trust Co.	SEK	2,235	USD	244	9/20/18	(452)
State Street Bank & Trust Co.	NOK	2,046	USD	245	9/14/18	813
State Street Bank & Trust Co.	SEK	2,831	USD	323	9/14/18	13,190
State Street Bank & Trust Co.	ILS	1,275	USD	352	9/14/18	(1,987)
State Street Bank & Trust Co.	PLN	1,035	USD	282	10/18/18	2,548
State Street Bank & Trust Co.	ILS	924	USD	260	9/14/18	3,661
State Street Bank & Trust Co.	CNY	827	USD	126	9/14/18	4,859
State Street Bank & Trust Co.	AUD	922	USD	688	9/14/18	25,025
State Street Bank & Trust Co.	CNY	698	USD	104	10/18/18	2,108
State Street Bank & Trust Co.	TRY	2,243	USD	431	9/13/18	91,173
State Street Bank & Trust Co.	EUR	732	USD	859	10/11/18	6,481
State Street Bank & Trust Co.	TRY	412	USD	62	9/13/18	(535)
State Street Bank & Trust Co.	NZD	1,966	USD	1,319	10/11/18	18,608
State Street Bank & Trust Co.	AUD	1,495	USD	1,095	10/11/18	20,417
State Street Bank & Trust Co.	GBP	1,025	USD	1,342	10/12/18	11,609
State Street Bank & Trust Co.	NZD	372	USD	245	10/11/18	(851)
State Street Bank & Trust Co.	EUR	423	USD	499	9/14/18	6,840
State Street Bank & Trust Co.	AUD	504	USD	372	6/28/19	9,202
State Street Bank & Trust Co.	GBP	506	USD	676	9/14/18	19,419
State Street Bank & Trust Co.	CAD	301	USD	230	9/14/18	(1,230)
State Street Bank & Trust Co.	CHF	202	USD	205	9/14/18	(3,960)
State Street Bank & Trust Co.	EUR	181	USD	207	10/11/18	(3,318)
State Street Bank & Trust Co.	CHF	271	USD	274	9/07/18	(5,708)
State Street Bank & Trust Co.	HUF	138	USD	1	10/18/18	12
State Street Bank & Trust Co.	GBP	133	USD	173	10/12/18	(137)
State Street Bank & Trust Co.	USD	433	EUR	372	10/11/18	(517)
State Street Bank & Trust Co.	USD	272	CHF	269	10/11/18	6,056
State Street Bank & Trust Co.	GBP	141	EUR	157	10/11/18	(906)
State Street Bank & Trust Co.	USD	154	ILS	560	9/14/18	1,345

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	210	JPY	23,309	10/04/18	$188
State Street Bank & Trust Co.	USD	164	CHF	161	9/14/18	2,067
State Street Bank & Trust Co.	USD	782	GBP	605	10/12/18	3,831
State Street Bank & Trust Co.	USD	128	AUD	172	9/14/18	(3,985)
State Street Bank & Trust Co.	USD	251	GBP	188	9/14/18	(6,711)
State Street Bank & Trust Co.	USD	524	GBP	402	10/12/18	(1,368)
State Street Bank & Trust Co.	GBP	208	EUR	235	10/11/18	3,202
State Street Bank & Trust Co.	USD	889	AUD	1,219	10/11/18	(12,265)
State Street Bank & Trust Co.	USD	641	NZD	973	10/11/18	2,476
State Street Bank & Trust Co.	CHF	242	GBP	191	10/12/18	(2,916)
State Street Bank & Trust Co.	EUR	317	ZAR	5,021	9/14/18	(26,394)
State Street Bank & Trust Co.	EUR	320	JPY	41,188	10/04/18	(794)
State Street Bank & Trust Co.	USD	498	SGD	678	10/25/18	(3,876)
State Street Bank & Trust Co.	USD	566	CAD	745	9/14/18	4,637
State Street Bank & Trust Co.	USD	582	TRY	3,408	9/13/18	(66,201)
State Street Bank & Trust Co.	CHF	366	EUR	321	10/11/18	(5,141)
State Street Bank & Trust Co.	CHF	368	JPY	41,330	10/04/18	(7,398)
State Street Bank & Trust Co.	USD	432	EUR	369	9/14/18	(3,846)
State Street Bank & Trust Co.	USD	312	CAD	403	11/16/18	(3,231)
State Street Bank & Trust Co.	USD	277	NZD	413	10/11/18	(3,320)
State Street Bank & Trust Co.	USD	950	MYR	3,831	11/29/18	(24,523)
State Street Bank & Trust Co.	SEK	1,114	CHF	120	9/20/18	2,011
State Street Bank & Trust Co.	SEK	1,115	EUR	105	9/20/18	(74)
State Street Bank & Trust Co.	SEK	1,116	NOK	1,021	9/20/18	(318)
State Street Bank & Trust Co.	SEK	1,118	CHF	122	9/07/18	3,605
State Street Bank & Trust Co.	USD	1,479	SEK	13,096	9/20/18	(45,626)
State Street Bank & Trust Co.	USD	554	ZAR	7,382	9/07/18	(51,935)
State Street Bank & Trust Co.	USD	614	ZAR	8,272	9/14/18	(51,743)
State Street Bank & Trust Co.	USD	243	NOK	2,055	9/20/18	1,948
State Street Bank & Trust Co.	USD	123	MXN	2,306	10/19/18	(2,642)
State Street Bank & Trust Co.	USD	1,358	NOK	11,078	9/20/18	(36,682)
State Street Bank & Trust Co.	USD	249	MXN	5,198	9/14/18	22,717
State Street Bank & Trust Co.	USD	325	SEK	2,828	9/14/18	(15,944)
State Street Bank & Trust Co.	USD	388	NOK	3,111	9/14/18	(17,166)
State Street Bank & Trust Co.	USD	1,785	JPY	197,096	10/04/18	(7,740)
State Street Bank & Trust Co.	USD	769	JPY	84,188	9/14/18	(10,495)
State Street Bank & Trust Co.	JPY	27,782	EUR	211	10/11/18	(4,534)
State Street Bank & Trust Co.	JPY	41,247	CHF	363	10/04/18	3,691
UBS AG	TRY	787	USD	117	9/13/18	(1,826)
UBS AG	EUR	516	USD	608	9/14/18	9,215
UBS AG	EUR	214	NOK	2,062	9/20/18	(2,100)
UBS AG	CHF	741	EUR	639	10/11/18	(22,767)

						$376,094

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	380	EUR	3,425.00	September 2018	EUR	0	***	$25,391	$(10,760)
FTSE 100 Index(l)	Citibank, NA	70	GBP	7,500.00	September 2018	GBP	0	***	9,351	(4,224)

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index(l)	Goldman Sachs International	4,000	JPY	22,500.00	September 2018	JPY	4	$13,342	$(16,764)
S&P 500 Index(l)	Goldman Sachs International	1,600	USD	2,860.00	September 2018	USD	2	57,280	(86,568)

								$105,364	$(118,316)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	380	EUR	3,425.00	September 2018	EUR	0	***	$26,128	$(26,643)
FTSE 100 Index(l)	Citibank, NA	70	GBP	7,500.00	September 2018	GBP	0	***	12,264	(11,081)
Nikkei 225 Index(l)	Goldman Sachs International	4,000	JPY	22,500.00	September 2018	JPY	4		14,780	(3,382)
S&P 500 Index(l)	Goldman Sachs International	1,600	USD	2,860.00	September 2018	USD	2		53,696	(18,150)

									$106,868	$(59,256)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price	Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/Morgan Stanley Capital Services LLC(l)	AUD 1.282	06/2019	1,529,000	AUD	1,529	$15,874	$(7,731)
Put
BRL vs. USD/Bank of America, NA(l)	BRL 4.580	11/2018	1,685,440	BRL	1,685	6,835	(5,865)

						$22,709	$(13,596)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	2.80%	USD	2,000	$(169,505)	$(116,976)	$(52,529)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)%	Quarterly	3.09%	USD	1,450	$(118,310)	$(66,747)	$(51,563)
iTraxx Xover Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.65	EUR	1,450	(174,282)	(162,144)	(12,138)

Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 6/20/22*	1.00	Quarterly	0.49	USD	17,970	363,842	276,561	87,281
iTraxx Europe Series 27, 5 Year Index, 6/20/22*	1.00	Quarterly	0.48	EUR	7,470	188,227	152,335	35,892
iTraxx Europe Series 29, 5 Year Index, 6/20/23*	1.00	Quarterly	0.69	EUR	240	4,715	6,038	(1,323)

						$94,687	$89,067	$5,620

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.42%	370	$(5,443)	$(15,578)	$10,135
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.42	53	(780)	(514)	(266)

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.42%	55	$(809)	$(342)	$(467)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.42	111	(1,633)	(648)	(985)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.42	56	(823)	(413)	(410)

					$(9,488)	$(17,495)	$8,007

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	6,116	7/31/21	2.230%	CPI#	Maturity	$4,162
Bank of America, NA	USD	3,994	7/31/21	2.230%	CPI#	Maturity	2,718
Barclays Bank PLC	USD	27,950	7/18/22	1.937%	CPI#	Maturity	597,207
Goldman Sachs International	USD	1,230	1/18/23	2.206%	CPI#	Maturity	8,976

							$613,063

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
MSCI Daily TR Gross World USD Index	414	LIBOR Plus 0.14%	Quarterly	USD	3,647	9/16/19	$(40,017)
Goldman Sachs International
GSABHVIP(1)	8,092	LIBOR	Quarterly	USD	2,162	6/17/19	(49,226)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
GSABSJHB(2)	2,760,485	LIBOR Minus 0.20%	Quarterly	JPY	253,633	2/15/19	$(34,995)

Pay Total Return on Reference Obligation
Citibank, NA
CGABROE1(3)	40,460	LIBOR Plus 0.20%	Quarterly	USD	4,048	9/16/19	30,832
Goldman Sachs International
GSABLJHB(4)	2,760,485	LIBOR Plus 0.20%	Quarterly	JPY	246,898	2/15/19	90,107
GSABVISP(5)	11,841	LIBOR Plus 0.45%	Quarterly	USD	2,638	6/17/19	104,879
JPMorgan Chase Bank, NA
JPQABACP(6)	65,240	0.00%	Maturity	USD	6,168	6/17/19	(248,447)

							$(146,867)

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate market value of these securities amounted to $19,497,549 or 9.6% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at August 31, 2018.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of August 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
H/2 Asset Funding NRE Series 2015-1A, Class AFL 3.716%, 6/24/49	3/29/17	$9,317	$9,382	0.00%

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(k)	The rate shown represents the 7-day yield as of period end.

(l)	One contract relates to 1 share.

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

SPDR – Standard & Poor’s Depository Receipt

TBA – To Be Announced

TOPIX – Tokyo Price Index

(1)	The following table represents the equity basket holdings underlying the total return swap in GSABHVIP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Amazon.com Inc	27	$53,880	2.5%
Allergan PLC	275	52,728	2.5%
Nexstar Media Group Inc	639	52,422	2.4%
Apple Inc	228	51,836	2.4%
Worldpay Inc	531	51,724	2.4%
salesforce.com Inc	335	51,130	2.4%
Dell Technologies Inc Class V	524	50,376	2.3%
Comcast Corp	1,346	49,773	2.3%
GoDaddy Inc	605	49,292	2.3%
GCI Liberty Inc	996	48,873	2.3%
PayPal Holdings Inc	529	48,849	2.3%
Microsoft Corp	435	48,837	2.3%
Alphabet Inc	39	48,639	2.3%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Charter Communications Inc	156	$48,577	2.2%
Aetna Inc	242	48,442	2.2%
Mastercard Inc	222	47,912	2.2%
Palo Alto Networks Inc	207	47,893	2.2%
Visa Inc	325	47,776	2.2%
Autodesk Inc	308	47,525	2.2%
UnitedHealth Group Inc	176	47,143	2.2%
Delta Air Lines Inc	803	46,978	2.0%
Adobe Systems Inc	176	46,341	2.1%
NRG Energy Inc	1,294	45,796	2.1%
Netflix Inc	124	45,748	2.1%
FleetCor Technologies Inc	214	45,701	2.1%
Berkshire Hathaway Inc	219	45,687	2.1%
Cheniere Energy Inc	682	45,668	2.1%
VICI Properties Inc	2,156	45,076	2.1%
TransDigm Group Inc	129	44,982	2.1%
DowDuPont Inc	640	44,873	2.1%
Wells Fargo & Co	764	44,654	2.1%
Liberty Media Corp-Liberty SiriusXM	936	44,022	2.0%
JPMorgan Chase & Co	381	43,691	2.0%
Bank of America Corp	1,409	43,589	2.0%
Citigroup Inc	611	43,507	2.0%
Stamps.com Inc	173	42,943	2.0%
XPO Logistics Inc	398	42,421	2.0%
Constellation Brands Inc	198	41,233	1.9%
Facebook Inc	230	40,331	1.9%
Booking Holdings Inc	21	40,145	1.9%
MGM Resorts International	1,358	39,354	1.8%
Anadarko Petroleum Corp	610	39,279	1.8%
Broadcom Inc	178	39,053	1.8%
Alibaba Group Holding Ltd	218	38,145	1.8%
Micron Technology Inc	715	37,568	1.7%
NXP Semiconductors NV	381	35,498	1.7%
Caesars Entertainment Corp	3,446	35,146	1.6%
AT&T Inc	656	20,944	1.0%

Total		$2,162,000	100.0%

(2)	The following table represents the 50 largest equity basket holdings underlying the total return swap in GSABSJHB as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Keihan Holdings Co. Ltd.	810	JPY	3,304,184	1.3%
Astellas Pharma Inc.	1,738		3,270,717	1.3%
Nissan Chemical Corp.	616		3,265,657	1.3%
Bandai Namco Holdings Inc.	752		3,241,815	1.3%
Park24 Co. Ltd.	977		3,183,832	1.3%
Marubeni Corp.	3,358		3,061,178	1.2%
Oriental Land Co. Ltd./Japan	256		3,043,710	1.2%
Asahi Intecc Co Ltd.	689		2,917,956	1.2%
Hoshizaki Corp.	277		2,917,201	1.2%

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
KDDI Corp.	991	JPY	2,913,860	1.1%
Ezaki Glico Co. Ltd.	521		2,913,548	1.1%
NTT DOCOMO Inc.	970		2,799,429	1.1%
Fuji Media Holdings Inc.	1,465		2,799,096	1.1%
SCSK Corp.	529		2,790,967	1.1%
Makita Corp.	549		2,766,576	1.1%
Azbil Corp.	565		2,739,520	1.1%
Kyushu Railway Co.	816		2,725,875	1.1%
McDonald’s Holdings Co. Japan Ltd.	557		2,718,337	1.1%
Otsuka Holdings Co. Ltd.	502		2,614,528	1.0%
Zenkoku Hosho Co. Ltd.	565		2,542,303	1.0%
Nippon Telegraph & Telephone Corp.	513		2,541,111	1.0%
Yamaguchi Financial Group Inc.	2,076		2,536,523	1.0%
West Japan Railway Co.	335		2,501,083	1.0%
Nissan Motor Co. Ltd.	2,382		2,477,201	1.0%
Japan Post Insurance Co. Ltd.	990		2,469,632	1.0%
Ono Pharmaceutical Co. Ltd.	845		2,467,258	1.0%
Nitori Holdings Co. Ltd.	145		2,453,298	1.0%
Teijin Ltd.	1,113		2,449,780	1.0%
Daito Trust Construction Co. Ltd.	146		2,434,824	1.0%
Aozora Bank Ltd.	615		2,413,709	1.0%
Japan Post Bank Co. Ltd.	1,852		2,404,192	0.9%
Canon Inc.	665		2,368,899	0.9%
Tobu Railway Co. Ltd.	760		2,356,471	0.9%
Japan Airlines Co. Ltd.	588		2,354,308	0.9%
NH Foods Ltd.	578		2,344,723	0.9%
Ryohin Keikaku Co. Ltd.	71		2,344,454	0.9%
Rinnai Corp.	274		2,268,362	0.9%
Rakuten Inc.	2,637		2,241,601	0.9%
Seria Co. Ltd.	490		2,230,083	0.9%
Japan Tobacco Inc.	757		2,210,757	0.9%
ANA Holdings Inc.	572		2,202,965	0.9%
Nintendo Co. Ltd.	54		2,175,428	0.9%
MEIJI Holdings Co. Ltd.	291		2,149,380	0.8%
Tsuruha Holdings Inc.	167		2,113,892	0.8%
Toray Industries Inc.	2,524		2,103,850	0.8%
Shimamura Co. Ltd.	205		2,103,683	0.8%
Sundrug Co. Ltd.	522		2,083,374	0.8%
Takeda Pharmaceutical Co. Ltd.	440		2,047,843	0.8%
Kansai Paint Co. Ltd.	931		2,045,139	0.8%
Sumitomo Metal Mining Co. Ltd.	560		2,011,244	0.8%
Other	46,128		126,197,644	49.6%

Total		JPY	253,633,000	100.0%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

(3)	The following table represents the 50 largest equity basket holdings underlying the total return swap in CGABROE1 as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
NVIDIA Corp.	476	$133,672	3.3%
Intuit Inc.	577	126,679	3.1%
S&P Global Inc.	590	122,236	3.0%
Fiserv Inc.	1,519	121,599	3.0%
Home Depot Inc./The	603	120,967	3.0%
Ameriprise Financial Inc.	845	120,006	3.0%
Starbucks Corp.	2,234	119,413	3.0%
Pfizer Inc.	2,862	118,811	2.9%
AbbVie Inc.	1,234	118,470	2.9%
Boeing Co./The	341	116,898	2.9%
Union Pacific Corp.	706	106,406	2.6%
Altria Group Inc.	1,813	106,105	2.6%
United Parcel Service Inc.	802	98,591	2.4%
MSCI Inc.	532	95,963	2.4%
CDK Global Inc.	1,405	87,530	2.2%
Aspen Technology Inc.	733	84,566	2.1%
Celgene Corp.	859	81,175	2.0%
Booz Allen Hamilton Holding Corp.	1,548	79,185	2.0%
CDW Corp./DE	846	74,058	1.8%
Yum! Brands Inc.	756	65,675	1.6%
Phillips 66	553	65,503	1.6%
Valero Energy Corp.	549	64,671	1.6%
Manhattan Associates Inc.	1,076	62,384	1.5%
O’Reilly Automotive Inc.	182	61,050	1.5%
SEI Investments Co.	955	60,261	1.5%
Hilton Worldwide Holdings Inc.	735	57,042	1.4%
Colgate-Palmolive Co.	852	56,564	1.4%
FactSet Research Systems Inc.	244	55,861	1.4%
Express Scripts Holding Co.	616	54,251	1.3%
Zoetis Inc.	593	53,702	1.3%
MarketAxess Holdings Inc.	264	50,160	1.2%
Lazard Ltd.	1,016	48,920	1.2%
Marathon Petroleum Corp.	590	48,545	1.2%
Sherwin-Williams Co./The	103	47,110	1.2%
AT&T Inc.	1,450	46,318	1.1%
Verizon Communications Inc.	839	45,625	1.1%
Credit Acceptance Corp.	99	45,267	1.1%
Eaton Vance Corp.	850	44,810	1.1%
LPL Financial Holdings Inc.	663	43,941	1.1%
LyondellBasell Industries NV	384	43,319	1.1%
NextEra Energy Inc.	247	42,037	1.0%
Kimberly-Clark Corp.	340	39,296	1.0%
American Tower Corp.	250	37,334	0.9%
Wynn Resorts Ltd.	250	37,099	0.9%
Sysco Corp.	436	32,637	0.8%
Williams Cos Inc./The	1,075	31,803	0.8%
Simon Property Group Inc.	173	31,661	0.8%
Andeavor	184	28,052	0.7%
IDEXX Laboratories Inc.	107	27,130	0.7%

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
International Paper Co.	529	$27,045	0.7%
Other	10,138	560,597	14.0%

Total		$4,048,000	100.0%

(4)	The following table represents the 50 largest equity basket holdings underlying the total return swap in GSABLJHB as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Showa Shell Sekiyu KK	1,733	JPY 3,884,014	1.6%
Eisai Co Ltd.	386	3,883,261	1.6%
Sumitomo Dainippon Pharma Co. Ltd.	1,511	3,574,436	1.4%
Kikkoman Corp.	585	3,261,039	1.3%
Start Today Co. Ltd.	838	3,210,649	1.3%
TDK Corp.	253	3,158,907	1.3%
Idemitsu Kosan Co. Ltd.	552	3,099,044	1.3%
Fast Retailing Co. Ltd.	58	2,987,026	1.2%
SBI Holdings Inc./Japan	973	2,982,083	1.2%
Marui Group Co. Ltd.	1,215	2,981,745	1.2%
TIS Inc.	546	2,927,902	1.2%
Shiseido Co. Ltd.	373	2,921,613	1.2%
FamilyMart UNY Holdings Co. Ltd.	301	2,915,915	1.2%
NGK Spark Plug Co. Ltd.	899	2,840,502	1.2%
Sompo Holdings Inc.	594	2,820,044	1.1%
Trend Micro Inc./Japan	399	2,793,239	1.1%
Fukuoka Financial Group Inc.	4,466	2,782,079	1.1%
M3 Inc.	568	2,779,622	1.1%
Sony Financial Holdings Inc.	1,242	2,751,051	1.1%
Fuji Electric Co. Ltd.	3,040	2,721,073	1.1%
Hitachi Capital Corp.	875	2,702,533	1.1%
Cosmo Energy Holdings Co. Ltd.	658	2,694,635	1.1%
Nippon Electric Glass Co. Ltd.	752	2,685,796	1.1%
Casio Computer Co. Ltd.	1,504	2,685,218	1.1%
Konica Minolta Inc.	2,347	2,654,218	1.1%
Alfresa Holdings Corp.	944	2,632,254	1.1%
Suzuken Co. Ltd./Aichi Japan	519	2,621,627	1.1%
Taiyo Nippon Sanso Corp.	1,602	2,620,170	1.1%
Yokogawa Electric Corp.	1,144	2,607,107	1.1%
Tokai Carbon Co. Ltd.	1,289	2,559,513	1.0%
Medipal Holdings Corp.	1,135	2,542,726	1.0%
Dai Nippon Printing Co. Ltd.	1,012	2,522,248	1.0%
Oji Holdings Corp.	3,283	2,498,376	1.0%
Toyoda Gosei Co. Ltd.	897	2,487,253	1.0%
Showa Denko KK	468	2,474,609	1.0%
Dai-ichi Life Holdings Inc.	1,168	2,472,671	1.0%
Nichirei Corp.	883	2,464,701	1.0%
Electric Power Development Co. Ltd.	825	2,425,790	1.0%
SoftBank Group Corp.	234	2,410,352	1.0%
Sumitomo Realty & Development Co. Ltd.	626	2,409,831	1.0%
Mitsui Fudosan Co. Ltd.	942	2,397,165	1.0%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18		Percent of Basket’s Net Assets
Kyocera Corp.	340	JPY	2,386,072	1.0%
Kose Corp.	116		2,385,519	1.0%
Kirin Holdings Co. Ltd.	867		2,383,121	1.0%
Tokyo Gas Co. Ltd.	903		2,377,628	1.0%
Iida Group Holdings Co. Ltd.	1,156		2,372,833	1.0%
Toyota Tsusho Corp.	625		2,368,584	1.0%
Nippon Express Co. Ltd.	339		2,362,873	1.0%
Mitsubishi Estate Co. Ltd.	1,281		2,362,629	1.0%
DIC Corp.	598		2,360,162	1.0%
Other	68,185		110,694,542	44.3%

Total		JPY	246,898,000	100.0%

(5)	The following table represents the equity basket holdings underlying the total return swap in GSABVISP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Kroger Co./The	2,013	$63,409	2.4%
Kellogg Co.	832	59,759	2.3%
Simon Property Group Inc.	325	59,479	2.3%
Costco Wholesale Corp.	252	58,706	2.2%
Pfizer Inc.	1,406	58,369	2.2%
CVS Health Corp.	772	58,067	2.2%
NIKE Inc.	703	57,747	2.2%
Target Corp.	660	57,731	2.2%
WW Grainger Inc.	163	57,672	2.2%
Walmart Inc.	599	57,423	2.2%
Anthem Inc.	216	57,206	2.2%
NVIDIA Corp.	204	57,180	2.2%
Verizon Communications Inc.	1,050	57,062	2.2%
Sempra Energy	491	57,037	2.2%
Expedia Group Inc.	435	56,822	2.2%
Amgen Inc.	284	56,783	2.2%
Procter & Gamble Co./The	682	56,582	2.1%
Dominion Energy Inc.	792	56,025	2.1%
Kimberly-Clark Corp.	483	55,840	2.1%
Cisco Systems Inc.	1,160	55,391	2.1%
Duke Energy Corp.	679	55,153	2.1%
Johnson & Johnson	403	54,317	2.1%
Walt Disney Co./The	482	54,004	2.0%
Home Depot Inc./The	267	53,671	2.0%
United Parcel Service Inc.	434	53,360	2.0%
Coca-Cola Co./The	1,188	52,942	2.0%
ConocoPhillips	720	52,897	2.0%
United Technologies Corp.	400	52,709	2.0%
Oracle Corp.	1,082	52,548	2.0%
Union Pacific Corp.	348	52,478	2.0%
Public Storage	246	52,317	2.0%
Hess Corp.	775	52,179	2.0%
Kraft Heinz Co./The	882	51,408	1.9%
Southern Co./The	1,173	51,335	1.9%

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
International Business Machines Corp.	348	$50,937	1.9%
McDonald’s Corp.	311	50,492	1.9%
AT&T Inc.	1,563	49,931	1.9%
Exxon Mobil Corp.	616	49,406	1.9%
Boeing Co./The	143	48,897	1.8%
EOG Resources Inc.	398	47,093	1.8%
Starbucks Corp.	877	46,852	1.8%
Chevron Corp.	392	46,419	1.7%
AbbVie Inc.	473	45,374	1.7%
Intel Corp.	936	45,355	1.7%
Concho Resources Inc.	326	44,769	1.7%
Caterpillar Inc.	322	44,676	1.7%
Lam Research Corp.	256	44,363	1.7%
General Electric Co.	3,347	43,309	1.6%
Schlumberger Ltd.	674	42,597	1.6%
Ford Motor Co.	4,422	41,922	1.6%

Total		$2,638,000	100.0%

(6)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPQABACP as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Royal Dutch Shell PLC	345	$875,243	14.2%
Chevron Corp.	3,876	459,146	7.4%
Exxon Mobil Corp.	4,802	384,999	6.2%
TOTAL SA	6,973	375,657	6.1%
BP PLC	686	375,495	6.1%
EOG Resources Inc.	2,285	270,215	4.4%
Glencore PLC	711	223,027	3.6%
Repsol SA	11,347	187,963	3.0%
Alcoa Corp.	3,764	168,139	2.7%
Anadarko Petroleum Corp.	2,295	147,801	2.4%
PetroChina Co. Ltd.	25,293	147,712	2.4%
Mosaic Co./The	4,251	132,933	2.2%
Vale SA	9,111	120,264	1.9%
Agnico Eagle Mines Ltd.	2,667	119,980	1.9%
LUKOIL PJSC	1,584	109,298	1.8%
Boliden AB	426	101,948	1.7%
Continental Resources Inc./OK	1,508	99,451	1.6%
JXTG Holdings Inc.	119	93,270	1.5%
CNOOC Ltd.	6,366	88,358	1.4%
SM Energy Co.	2,806	84,438	1.4%
First Quantum Minerals Ltd.	5,123	83,868	1.4%
C&J Energy Services Inc.	3,948	82,712	1.3%
MMC Norilsk Nickel PJSC	4,750	78,665	1.3%
Motor Oil Hellas Corinth Refineries SA	3,532	71,707	1.2%
Rio Tinto PLC	20	71,457	1.2%
Aker BP ASA	225	66,824	1.1%
Aluminum Corp of China Ltd.	19,561	64,942	1.1%
Origin Energy Ltd.	8,134	64,667	1.0%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares		Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Concho Resources Inc.	450		$61,774	1.0%
YPF SA	4,000		60,519	1.0%
Yamato Kogyo Co. Ltd.	18		57,837	0.9%
Antofagasta PLC	67		53,888	0.9%
Tupras Turkiye Petrol Rafinerileri AS	440		51,929	0.8%
Whiting Petroleum Corp.	1,019		51,893	0.8%
S-Oil Corp.	– 0	–	50,688	0.8%
Inpex Corp.	39		47,744	0.8%
Johnson Matthey PLC	13		45,800	0.7%
Sumitomo Metal Mining Co. Ltd.	12		43,203	0.7%
Newcrest Mining Ltd.	2,187		42,404	0.7%
Tyson Foods Inc.	556		34,902	0.6%
Gran Tierra Energy Inc.	7,275		32,812	0.5%
Vedanta Resources PLC	39		32,406	0.5%
Industrias Penoles SAB de CV	97		31,549	0.5%
APERAM SA	792		30,658	0.5%
OZ Minerals Ltd.	3,327		30,172	0.5%
Polyus PJSC	908		29,481	0.5%
Lundin Mining Corp.	4,585		28,519	0.5%
Petroleo Brasileiro SA	2,942		27,919	0.5%
Syrah Resources Ltd.	10,823		27,491	0.4%
Petroleum Geo-Services ASA	820		26,717	0.4%
Other	11,015		117,516	2.0%

Total			$6,168,000	100.0%

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

August 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $137,987,053)	$146,293,222 (a)
Affiliated issuers (cost $61,000,354—including investment of cash collateral for securities loaned of $384,683)	59,305,402
Cash	116,175
Cash collateral due from broker	2,097,075
Foreign currencies, at value (cost $428,535)	430,597
Unrealized appreciation on forward currency exchange contracts	1,372,980
Receivable for investment securities sold and foreign currency transactions	1,187,512
Unrealized appreciation on inflation swaps	613,063
Unaffiliated interest and dividends receivable	422,878
Unrealized appreciation on total return swaps	225,818
Affiliated dividends receivable	125,110
Receivable for variation margin on futures	34,771
Receivable for shares of beneficial interest sold	29,421
Other assets	73,413

Total assets	212,327,437

Liabilities
Options written, at value (premiums received $234,941)	191,168
Payable for investment securities purchased and foreign currency transactions	6,364,310
Unrealized depreciation on forward currency exchange contracts	996,886
Cash collateral due to broker	570,000
Payable for collateral received on securities loaned	384,683
Unrealized depreciation on total return swaps	372,685
Payable for shares of beneficial interest redeemed	77,103
Advisory fee payable	62,986
Distribution fee payable	57,309
Market value on credit default swaps (premiums received $17,495)	9,488
Transfer Agent fee payable	6,308
Payable for variation margin on centrally cleared swaps	2,766
Trustees’ fees payable	67
Accrued expenses	219,051

Total liabilities	9,314,810

Net Assets	$203,012,627

Composition of Net Assets
Shares of beneficial interest, at par	$167
Additional paid-in capital	198,051,386
Distributions in excess of net investment income	(570,919)
Accumulated net realized loss on investment and foreign currency transactions	(753,350)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,285,343

$203,012,627

(a)	Includes securities on loan with a value of $364,161 (see Note E).

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$160,516,502	13,226,065	$12.14	*

B	$1,044,544	84,581	$12.35

C	$22,038,868	1,826,538	$12.07

Advisor	$8,772,585	719,013	$12.20

R	$3,896,423	321,108	$12.13

K	$6,733,691	556,108	$12.11

I	$10,014	811.35	$12.34

*	The maximum offering price per share for Class A shares was $12.68 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended August 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $66,381)	$1,710,861
Affiliated issuers	2,560,964
Interest (net of foreign taxes withheld of $4)	1,047,227	$5,319,052

Expenses
Advisory fee (see Note B)	1,221,704
Distribution fee—Class A	426,728
Distribution fee—Class B	12,446
Distribution fee—Class C	300,148
Distribution fee—Class R	20,168
Distribution fee—Class K	17,947
Transfer agency—Class A	164,229
Transfer agency—Class B	1,487
Transfer agency—Class C	30,408
Transfer agency—Advisor Class	8,603
Transfer agency—Class R	10,487
Transfer agency—Class K	14,357
Transfer agency—Class I	23
Custodian	316,059
Audit and tax	111,822
Registration fees	99,746
Legal	93,123
Printing	81,721
Trustees’ fees	25,858
Miscellaneous	50,257

Total expenses	3,007,321
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(470,468)

Net expenses		2,536,853

Net investment income		2,782,199

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(189,247)
Investment transactions		3,125,602
Forward currency exchange contracts		(617,219)
Futures		(2,844,053)
Options written		308,882
Swaps		(1,724,192)
Foreign currency transactions		674,323
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(2,237,456)
Investments		5,207,532
Forward currency exchange contracts		1,064,575
Futures		(1,656,100)
Options written		41,614
Swaps		706,654
Foreign currency denominated assets and liabilities		(8,950)

Net gain on investment and foreign currency transactions		1,851,965

Net Increase in Net Assets from Operations		$4,634,164

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,782,199	$7,535,314
Net realized gain (loss) on investment transactions	(1,265,904)	7,355,174
Net realized gain distributions from Affiliated Underlying Portfolios	– 0	–	16,816,959
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,117,869	(17,903,421)

Net increase in net assets from operations	4,634,164	13,804,026
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,544,803)	(4,286,170)
Class B	(39,069)	– 0	–
Class C	(1,035,040)	(1,162,894)
Advisor Class	(407,859)	(267,098)
Class R	(159,358)	(92,061)
Class K	(293,104)	(164,659)
Class I	(1,336)	(12,532)
Net realized gain on investment transactions
Class A	(2,305,565)	– 0	–
Class B	(17,877)	– 0	–
Class C	(463,337)	– 0	–
Advisor Class	(118,053)	– 0	–
Class R	(54,474)	– 0	–
Class K	(91,828)	– 0	–
Class I	(505)	– 0	–
Tax return of capital
Class A	(2,552,102)	– 0	–
Class B	(13,216)	– 0	–
Class C	(350,112)	– 0	–
Advisor Class	(137,962)	– 0	–
Class R	(53,905)	– 0	–
Class K	(99,145)	– 0	–
Class I	(452)	– 0	–
Transactions in Shares of Beneficial Interest
Net decrease	(24,160,136)	(53,296,066)

Total decrease	(35,265,074)	(45,477,454)
Net Assets
Beginning of period	238,277,701	283,755,155

End of period (including distributions in excess of net investment income of ($570,919) and undistributed net investment income of $7,029,400, respectively)	$203,012,627	$238,277,701

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2018

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an

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NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or

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NOTES TO FINANCIAL STATEMENTS (continued)

spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$72,436,982		$	– 0	–	$	– 0	–	$72,436,982
Common Stocks:
Information Technology	15,172,138			2,259,680			– 0	–	17,431,818
Consumer Discretionary	9,518,910			2,510,190			– 0	–	12,029,100
Financials	6,557,573			3,959,446			– 0	–	10,517,019
Health Care	9,093,983			1,336,888			– 0	–	10,430,871
Industrials	4,713,556			2,960,590			– 0	–	7,674,146
Consumer Staples	2,572,039			1,767,630			– 0	–	4,339,669
Materials	1,169,672			1,256,574			– 0	–	2,426,246
Energy	1,084,216			1,094,758			– 0	–	2,178,974
Telecommunication Services	398,107			1,637,286			– 0	–	2,035,393
Utilities	363,012			458,489			– 0	–	821,501
Real Estate	648,789			124,416			– 0	–	773,205
Governments – Treasuries	– 0	–		23,311,274			– 0	–	23,311,274
Corporates – Investment Grade	– 0	–		10,982,723			– 0	–	10,982,723
Inflation-Linked Securities	– 0	–		7,373,309			– 0	–	7,373,309
Mortgage Pass-Throughs	– 0	–		4,979,074			– 0	–	4,979,074
Agencies	– 0	–		1,908,392			– 0	–	1,908,392

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Collateralized Mortgage Obligations	$	– 0	–	$1,753,261		$30,393		$1,783,654
Covered Bonds		– 0	–	1,584,338		– 0	–	1,584,338
Commercial Mortgage-Backed Securities		– 0	–	1,455,988		9,382		1,465,370
Collateralized Loan Obligations		– 0	–	250,000		749,998		999,998
Governments – Sovereign Agencies		– 0	–	886,628		– 0	–	886,628
Asset-Backed Securities		– 0	–	323,954		388,628		712,582
Governments – Sovereign Bonds		– 0	–	496,525		– 0	–	496,525
Supranationals		– 0	–	361,787		– 0	–	361,787
Local Governments – US Municipal Bonds		– 0	–	244,335		– 0	–	244,335
Quasi-Sovereigns		– 0	–	196,157		– 0	–	196,157
Corporates – Non-Investment Grade		– 0	–	135,929		– 0	–	135,929
Local Governments – Provincial Bonds		– 0	–	107,319		– 0	–	107,319
Options Purchased – Puts		– 0	–	19,681		– 0	–	19,681
Options Purchased – Calls		– 0	–	8,702		– 0	–	8,702
Short-Term Investments:
U.S. Treasury Bills		– 0	–	2,736,689		– 0	–	2,736,689
Investment Companies		1,824,551		– 0	–	– 0	–	1,824,551
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		384,683		– 0	–	– 0	–	384,683

Total Investments in Securities		125,938,211		78,482,012		1,178,401		205,598,624
Other Financial Instruments(a):
Assets:
Futures		192,101		– 0	–	– 0	–	192,101	(b)
Forward Currency Exchange Contracts		– 0	–	1,372,980		– 0	–	1,372,980
Centrally Cleared Credit Default Swaps		– 0	–	556,784		– 0	–	556,784	(b)
Inflation (CPI) Swaps		– 0	–	613,063		– 0	–	613,063
Total Return Swaps		– 0	–	225,818		– 0	–	225,818
Liabilities:
Futures		(1,396,389)		(20,354)		– 0	–	(1,416,743	)(b)
Forward Currency Exchange Contracts		– 0	–	(996,886)		– 0	–	(996,886)
Call Options Written		– 0	–	(118,316)		– 0	–	(118,316)
Put Options Written		– 0	–	(59,256)		– 0	–	(59,256)
Currency Options Written		– 0	–	(13,596)		– 0	–	(13,596)
Centrally Cleared Credit Default Swaps		– 0	–	(462,097)		– 0	–	(462,097	)(b)
Credit Default Swaps		– 0	–	(9,488)		– 0	–	(9,488)
Total Return Swaps		– 0	–	(372,685)		– 0	–	(372,685)

Total(c)		$124,733,923		$79,197,979		$1,178,401		$205,110,303

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Commercial Mortgage- Backed Securities		Collateralized Loan Obligations
Balance as of 8/31/17	$29,085		$128,199		$	– 0	–
Accrued discounts/(premiums)	126		1			– 0	–
Realized gain (loss)	– 0	–	(1,114)			– 0	–
Change in unrealized appreciation/depreciation	1,182		1,184			(2)
Purchases/Payups	– 0	–	– 0	–		750,000
Sales/Paydowns	– 0	–	(118,888)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 8/31/18	$30,393		$9,382			$749,998

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(a)	$1,182		$(156)			$(2)

	Asset-Backed Securities		Total
Balance as of 8/31/17	$350,116		$507,400
Accrued discounts/(premiums)	(38)		89
Realized gain (loss)	1,835		721
Change in unrealized appreciation/depreciation	(7,749)		(5,385)
Purchases/Payups	114,985		864,985
Sales/Paydowns	(70,521)		(189,409)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 8/31/18	$388,628		$1,178,401

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(a)	$(6,053)		$(5,029)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity

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NOTES TO FINANCIAL STATEMENTS (continued)

determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in

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excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $37,536.

In connection with the Fund’s investments in AB All Market Alternative Return Portfolio (“AMAR”), the Adviser has contractually agreed to waive its fees and/or reimburse expenses payable by the Fund in an amount equal to the benefit to the Adviser of reduced waivers and/or reimbursements under the expense limitation undertaking in place for the AMAR as a result of the investment of Fund assets in AMAR. In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2018. For the year ended August 31, 2018, such waivers and/or reimbursements amounted to $431,099.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2018 is as follows:

												Distributions
Fund	Market Value 8/31/17 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/18 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$38,652	$54,863		$91,691	$	– 0	–	$	– 0	–	$1,824	$206		$	– 0	–
AB Cap Fund, Inc.: AB All Market Alternative Return Portfolio	23,156	– 0	–	4,975		(434)			(1,383)		16,364	– 0	–		– 0	–

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									Distributions
Fund	Market Value 8/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)		Change in Unrealized Appr./ (Depr.) (000)		Market Value 8/31/18 (000)	Dividend Income (000)	Realized Gains (000)
AB Bond Fund, Inc.: AB All Market Real Return Portfolio	$24,767	$803	$6,176	$373		$664		$20,431	$803	$	– 0	–
AB High Income Fund, Inc.	24,448	1,542	4,043	(128)		(1,518)		20,301	1,540		– 0	–
Government Money Market Portfolio*	139	39,137	38,891	– 0	–	– 0	–	385	12		– 0	–

Total				$(189)		$(2,237)		$59,305	$2,561	$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $77,711 for the year ended August 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,914 from the sale of Class A shares and received $783, $1,007 and $154 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2018.

Brokerage commissions paid on investment transactions for the year ended August 31, 2018 amounted to $48,319, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and

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Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of the Fund’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares. The fees are accrued daily and paid monthly.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$97,819,581	$106,642,036
U.S. government securities	85,564,721	81,696,792

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$199,154,429

Gross unrealized appreciation	$15,002,587
Gross unrealized depreciation	(8,198,484)

Net unrealized appreciation	$6,804,103

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended August 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended August 31, 2018, the Fund held purchased options for hedging and non-hedging purposes. During the year ended August 31, 2018, the Fund held written options for hedging and non-hedging purposes.

During the year ended August 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining

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market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of August 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended August 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$56,248	*	Receivable/Payable for variation margin on futures	$126,876	*

Equity contracts	Receivable/Payable for variation margin on futures	135,853	*	Receivable/Payable for variation margin on futures	1,289,867	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	123,173	*	Receivable/Payable for variation margin on centrally cleared swaps	117,553	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,372,980		Unrealized depreciation on forward currency exchange contracts	996,886

Foreign exchange contracts	Investments in securities, at value	28,383

Foreign exchange contracts				Options written, at value	13,596

Equity contracts				Options written, at value	177,572

Interest rate contracts	Unrealized appreciation on inflation swaps	613,063

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Market value on credit default swaps	$9,488

Equity contracts	Unrealized appreciation on total return swaps	$225,818	Unrealized depreciation on total return swaps	372,685

Total		$2,555,518		$3,104,523

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(611,646)	$(543,996)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,232,407)	(1,112,104)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(617,219)	1,064,575

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,839)	25,256

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(102,381)	2,214

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	194,765	6,954

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$114,117	$34,660

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(23,165)	701,295

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(52,956)	35,798

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,648,071)	(30,439)

Total		$(4,990,802)	$184,213

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2018:

Futures:
Average original value of buy contracts	$74,319,315
Average original value of sale contracts	$31,285,435
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$44,133,672
Average principal amount of sale contracts	$77,638,372
Purchased Options:
Average notional amount	$3,382,662
Purchased Swaptions:
Average notional amount	$18,495,000	(a)
Options Written:
Average notional amount	$3,273,553
Inflation Swaps:
Average notional amount	$30,262,308
Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,313,449	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$507,500	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,827,056
Average notional amount of sale contracts	$28,189,101
Total Return Swaps:
Average notional amount	$20,748,399

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for three months during the year.

(c)	Positions were open for eight months during the year.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of August 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Bank of America, NA	$73,632	$(73,632)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	675,214	(12,691)	(570,000)	– 0	–	92,523
BNP Paribas SA	182,133	– 0	–	– 0	–	– 0	–	182,133
Citibank, NA	194,989	(194,989)	– 0	–	– 0	–	– 0	–
Credit Suisse International	5,598	(5,598)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	543,086	(244,481)	– 0	–	– 0	–	298,605
HSBC Bank USA	12,958	– 0	–	– 0	–	– 0	–	12,958
JPMorgan Chase Bank, NA	25,096	(25,096)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	43,597	(20,574)	– 0	–	– 0	–	23,023
Natwest Markets PLC	55,099	(40,944)	– 0	–	– 0	–	14,155
Standard Chartered Bank	51,489	(37,089)	– 0	–	– 0	–	14,400
State Street Bank & Trust Co.	368,138	(368,138)	– 0	–	– 0	–	– 0	–
UBS AG	9,215	(9,215)	– 0	–	– 0	–	– 0	–

Total	$2,240,244	$(1,032,447)	$(570,000)	$	– 0	–	$637,797	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$115,168	$(73,632)	$	– 0	–	$	– 0	–	$41,536
Barclays Bank PLC	12,691	(12,691)	– 0	–	– 0	–	– 0	–
Citibank, NA	307,253	(194,989)	– 0	–	(112,264)	– 0	–
Credit Suisse International	53,807	(5,598)	– 0	–	– 0	–	48,209
Deutsche Bank AG	6,223	– 0	–	– 0	–	– 0	–	6,223
Goldman Sachs Bank USA/Goldman Sachs International	244,481	(244,481)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	248,848	(25,096)	– 0	–	– 0	–	223,752
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	20,574	(20,574)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	40,944	(40,944)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	37,089	(37,089)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	456,456	(368,138)	– 0	–	– 0	–	88,318
UBS AG	26,693	(9,215)	– 0	–	– 0	–	17,478

Total	$1,570,227	$(1,032,447)	$	– 0	–	$(112,264)	$425,516	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2018, the Fund had securities on loan with a value of $364,161 and had received cash collateral which has been invested into Government Money Market Portfolio of $384,683. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $12,424 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended August 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $1,833. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class A
Shares sold	698,626	496,585	$8,786,849	$6,156,856

Shares issued in reinvestment of dividends	924,025	323,194	11,208,429	3,897,720

Shares converted from Class B	22,576	251,390	277,100	3,101,646

Shares converted from Class C	856,851	1,610,871	10,418,142	20,083,684

Shares redeemed	(2,935,476)	(3,586,981)	(36,171,038)	(44,459,671)

Net decrease	(433,398)	(904,941)	$(5,480,518)	$(11,219,765)

Class B
Shares sold	5,741	5,745	$72,401	$71,248

Shares issued in reinvestment of dividends	5,154	– 0	–	63,965	– 0	–

Shares converted to Class A	(22,220)	(253,089)	(277,100)	(3,101,646)

Shares redeemed	(20,082)	(57,734)	(252,278)	(712,199)

Net decrease	(31,407)	(305,078)	$(393,012)	$(3,742,597)

Class C
Shares sold	96,338	128,122	$1,181,595	$1,551,928

Shares issued in reinvestment of dividends	134,905	85,143	1,635,037	1,014,906

Shares converted to Class A	(861,155)	(1,633,229)	(10,418,142)	(20,083,684)

Shares redeemed	(854,508)	(1,321,894)	(10,605,679)	(16,089,264)

Net decrease	(1,484,420)	(2,741,858)	$(18,207,189)	$(33,606,114)

Advisor Class
Shares sold	222,564	346,362	$2,755,457	$4,308,772

Shares issued in reinvestment of dividends	48,553	19,709	590,896	238,482

Shares redeemed	(273,175)	(630,737)	(3,396,486)	(7,833,847)

Net decrease	(2,058)	(264,666)	$(50,133)	$(3,286,593)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class R
Shares sold	69,338	70,920	$849,934	$877,350

Shares issued in reinvestment of dividends	22,000	7,634	267,737	92,062

Shares redeemed	(89,933)	(125,663)	(1,098,935)	(1,567,202)

Net increase (decrease)	1,405	(47,109)	$18,736	$(597,790)

Class K
Shares sold	117,076	35,879	$1,413,580	$442,298

Shares issued in reinvestment of dividends	39,973	13,687	484,073	164,653

Shares redeemed	(157,286)	(82,408)	(1,921,336)	(1,015,787)

Net decrease	(237)	(32,842)	$(23,683)	$(408,836)

Class I
Shares sold	967	4,895	$12,013	$60,917

Shares issued in reinvestment of dividends	186	1,038	2,294	12,532

Shares redeemed	(3,134)	(39,633)	(38,644)	(507,820)

Net decrease	(1,981)	(33,700)	$(24,337)	$(434,371)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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NOTES TO FINANCIAL STATEMENTS (continued)

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$9,480,247	$5,985,414
Net long-term capital gains	3,051,961	– 0	–

Total taxable distributions paid	12,532,208	5,985,414
Return of capital	3,206,894	– 0	–

Total distributions	$15,739,102	$5,985,414

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 91

NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,842,107	)(a)
Unrealized appreciation/(depreciation)	6,803,181	(b)

Total accumulated earnings/(deficit)	$4,961,074

(a)	As of August 31, 2018, the Fund had a net capital loss carryforward of $1,822,474 and a cumulative deferred loss on straddles of $19,633.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2018, the Fund had a net short-term capital loss carryforward of $377,905 and a net long-term capital loss carryforward of $1,444,569, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), foreign currency reclassifications, paydown gain/loss reclassifications, and the redesignation of dividends resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.79	$ 12.38		$ 12.18		$ 12.43		$ 11.59

Income From Investment Operations
Net investment income(a)(b)	.17	.38		.27		.28		.23
Net realized and unrealized gain (loss) on investment transactions	.10	.34		.19		(.48)		.82

Net increase (decrease) in net asset value from operations	.27	.72		.46		(.20)		1.05

Less: Dividends and Distributions
Dividends from net investment income	(.56)	(.31)		(.26)		(.05)		(.21)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.19)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.92)	(.31)		(.26)		(.05)		(.21)

Net asset value, end of period	$ 12.14	$ 12.79		$ 12.38		$ 12.18		$ 12.43

Total Return
Total investment return based on net asset value(c)	2.14%*	5.93	%*	3.86%		(1.59)%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$160,517	$174,667		$180,380		$189,751		$209,189
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.04%	1.01%		.94%		.92%		1.02%
Expenses, before waivers/reimbursements(d)†	1.25%	1.09%		1.00%		.98%		1.03%
Net investment income(b)	1.36%	3.08%		2.20%		2.28%		1.88%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.85	$ 12.23		$ 12.00		$ 12.29		$ 11.50

Income From Investment Operations
Net investment income(a)(b)	.08	.29		.21		.22		.15
Net realized and unrealized gain (loss) on investment transactions	.09	.33		.16		(.51)		.81

Net increase (decrease) in net asset value from operations	.17	.62		.37		(.29)		.96

Less: Dividends and Distributions
Dividends from net investment income	(.37)	– 0	–	(.14)		– 0	–	(.17)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.67)	– 0	–	(.14)		– 0	–	(.17)

Net asset value, end of period	$ 12.35	$ 12.85		$ 12.23		$ 12.00		$ 12.29

Total Return
Total investment return based on net asset value(c)	1.32%*	5.07	%*	3.11%		(2.36)%		8.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,045	$1,490		$5,150		$18,706		$37,181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.80%	1.76%		1.69%		1.68%		1.73%
Expenses, before waivers/reimbursements(d)†	2.01%	1.84%		1.75%		1.74%		1.74%
Net investment income(b)	.60%	2.37%		1.77%		1.80%		1.28%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.58	$ 12.17		$ 12.00		$ 12.29		$ 11.50

Income From Investment Operations
Net investment income(a)(b)	.08	.29		.17		.19		.14
Net realized and unrealized gain (loss) on investment transactions	.09	.32		.19		(.48)		.82

Net increase (decrease) in net asset value from operations	.17	.61		.36		(.29)		.96

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.20)		(.19)		– 0	–	(.17)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.68)	(.20)		(.19)		– 0	–	(.17)

Net asset value, end of period	$ 12.07	$ 12.58		$ 12.17		$ 12.00		$ 12.29

Total Return
Total investment return based on net asset value(c)	1.37%*	5.12	%*	3.09%		(2.36)%		8.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,039	$41,637		$73,686		$83,574		$95,109
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.77%	1.75%		1.69%		1.68%		1.73%
Expenses, before waivers/reimbursements(d)†	1.98%	1.82%		1.75%		1.74%		1.73%
Net investment income(b)	.64%	2.41%		1.45%		1.54%		1.20%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.86	$ 12.45		$ 12.24		$ 12.48		$ 11.62

Income From Investment Operations
Net investment income(a)(b)	.20	.41		.32		.33		.24
Net realized and unrealized gain (loss) on investment transactions	.10	.33		.17		(.49)		.85

Net increase (decrease) in net asset value from operations	.30	.74		.49		(.16)		1.09

Less: Dividends and Distributions
Dividends from net investment income	(.59)	(.33)		(.28)		(.08)		(.23)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.20)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.96)	(.33)		(.28)		(.08)		(.23)

Net asset value, end of period	$ 12.20	$ 12.86		$ 12.45		$ 12.24		$ 12.48

Total Return
Total investment return based on net asset value(c)	2.39%*	6.15	%*	4.12%		(1.31)%		9.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,772	$9,274		$12,277		$13,802		$16,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.79%	.75%		.69%		.67%		.72%
Expenses, before waivers/reimbursements(d)†	1.00%	.83%		.75%		.73%		.73%
Net investment income(b)	1.60%	3.26%		2.60%		2.66%		1.97%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.76	$ 12.36		$ 12.15		$ 12.42		$ 11.60

Income From Investment Operations
Net investment income(a)(b)	.12	.33		.25		.25		.19
Net realized and unrealized gain (loss) on investment transactions	.09	.32		.17		(.50)		.82

Net increase (decrease) in net asset value from operations	.21	.65		.42		(.25)		1.01

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.25)		(.21)		(.02)		(.19)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.17)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.84)	(.25)		(.21)		(.02)		(.19)

Net asset value, end of period	$ 12.13	$ 12.76		$ 12.36		$ 12.15		$ 12.42

Total Return
Total investment return based on net asset value(c)	1.73%*	5.42	%*	3.56%		(2.02)%		8.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,896	$4,078		$4,532		$5,632		$7,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.45%	1.42%		1.34%		1.34%		1.39%
Expenses, before waivers/reimbursements(d)†	1.66%	1.50%		1.40%		1.40%		1.39%
Net investment income(b)	.94%	2.63%		2.03%		2.00%		1.54%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.75	$ 12.35		$ 12.15		$ 12.41		$ 11.57

Income From Investment Operations
Net investment income(a)(b)	.15	.37		.25		.27		.24
Net realized and unrealized gain (loss) on investment transactions	.11	.32		.20		(.49)		.81

Net increase (decrease) in net asset value from operations	.26	.69		.45		(.22)		1.05

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.29)		(.25)		(.04)		(.21)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.90)	(.29)		(.25)		(.04)		(.21)

Net asset value, end of period	$ 12.11	$ 12.75		$ 12.35		$ 12.15		$ 12.41

Total Return
Total investment return based on net asset value(c)	2.07%*	5.72	%*	3.82%		(1.73)%		9.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,734	$7,096		$7,277		$8,204		$8,611
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.15%	1.11%		1.03%		1.01%		1.08%
Expenses, before waivers/reimbursements(d)†	1.36%	1.19%		1.09%		1.07%		1.08%
Net investment income(b)	1.23%	2.96%		2.08%		2.19%		1.97%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended August 31,
	2018	2017		2016		2015		2014

Net asset value, beginning of period	$ 12.82	$ 12.42		$ 12.21		$ 12.46		$ 11.60

Income From Investment Operations
Net investment income(a)(b)	.25	.40		.29		.41		.31
Net realized and unrealized gain (loss) on investment transactions	.05	.34		.20		(.59)		.78

Net increase (decrease) in net asset value from operations	.30	.74		.49		(.18)		1.09

Less: Dividends and Distributions
Dividends from net investment income	(.46)	(.34)		(.28)		(.07)		(.23)
Distributions from net realized gain on investment transactions	(.17)	– 0	–	– 0	–	– 0	–	– 0	–
Tax return of capital	(.15)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.78)	(.34)		(.28)		(.07)		(.23)

Net asset value, end of period	$ 12.34	$ 12.82		$ 12.42		$ 12.21		$ 12.46

Total Return
Total investment return based on net asset value(c)	2.34%*	6.09	%*	4.11%		(1.41)%		9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$36		$453		$454		$538
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.73%	.78%		.72%		.70%		.75%
Expenses, before waivers/reimbursements(d)†	.94%	.86%		.77%		.76%		.75%
Net investment income(b)	1.99%	3.25%		2.41%		3.32%		2.56%
Portfolio turnover rate	90%	86%		5%		6%		11%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.25%	.22%		.24%		.21%		.04%

See footnote summary on page 100.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2018 and August 31, 2017, such waivers amounted to .21% and .08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Conservative Wealth Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Conservative Wealth Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2018. For individual shareholders, the Fund designates 70.93% of dividends paid as qualified dividend income. For corporate shareholders, 19.67% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 27.34% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer Michael B. Reyes, Senior Analyst

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy are the investment professionals primarily responsible for the day-to-day management of the AB Conservative Wealth Strategy’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Alexander Barenboym 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including The AB Portfolios in respect of AB Conservative Wealth Strategy (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction

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with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by

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numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

The directors approved the Fund’s current Advisory Agreement at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Board’s approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 121

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely

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that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0151-0818

AUG    08.31.18

ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

October 16, 2018

This report provides management’s discussion of fund performance for AB Tax-Managed All Market Income Portfolio for the annual reporting period ended August 31, 2018.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF AUGUST 31, 2018 (unaudited)

	6 Months	12 Months
AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO[1]
Class A Shares[2]	3.21%	2.69%
Class B Shares[2,3]	2.88%	1.98%
Class C Shares[2]	2.91%	1.98%
Advisor Class Shares[4]	3.41%	2.95%
Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	1.22%	-0.83%
MSCI ACWI (net)	2.14%	11.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2018, by 0.00% and 0.01%, respectively.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

4

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended August 31, 2018.

All share classes of the Fund outperformed the primary benchmark for both periods, before sales charges. All share classes underperformed the MSCI ACWI (net) for the 12-month period, but outperformed for the six-month period.

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During both periods, equity and fixed-income assets, as well as active currency management and options strategies, contributed to absolute performance. Security selection within equities contributed, while selection in fixed-income holdings detracted. Exposure to global high yield also detracted. For the 12-month period, exposure to global real estate investment securities and US Treasuries detracted. For the six-month period, overall asset allocation in equities detracted, as did exposure to emerging-market equities.

The Fund utilized derivatives for hedging and investment purposes in the form of credit default swaps and total return swaps, which contributed to absolute performance for both periods, while currency forwards and inflation swaps detracted; futures, interest rate swaps and written options detracted for the 12-month period and added for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended August 31, 2018, US and non-US stocks gained while emerging-market equities were essentially flat. Growth stocks outperformed value stocks, in terms of style, and small-cap stocks outperformed their large-cap peers. US equity indices set multiple records as stocks rallied in anticipation of major corporate tax reform and benefited thereafter, as shown by strong earnings results. Although performance was tempered by fears about interest-rate increases, trade wars and geopolitical issues, stocks generally advanced amid encouraging economic data. Emerging-market equities were very strong early on, but turned negative as they were weighed down by market volatility, US-dollar strength and concerns about the ability of emerging-market countries to service their debt.

Performance was mixed in fixed-income markets. Developed-market treasuries rallied, outperforming the positive returns of both global high yield and emerging-market local-currency government bonds, while investment-grade securities fell. Emerging-market debt came under pressure. Developed-market yield curves generally either rose or flattened, with shorter maturities rising while longer maturities moved lower (bond yields move inversely to price). The US Federal Reserve hiked interest rates three times, and the European Central Bank began to scale back its asset purchases.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return

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of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of August 31, 2018, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded (a type of bond issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity date) or escrowed to maturity were 3.47% and 0.00%, respectively.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser will also acquire equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams

(continued on next page)

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that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged in the sense that its gross investment exposure substantially exceeds its net assets.

Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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DISCLOSURES AND RISKS (continued)

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2008 TO 8/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed All Market Income Portfolio Class A shares (from 8/31/2008 to 8/31/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	2.69%	-1.69%
5 Years	4.71%	3.80%
10 Years	4.04%	3.59%
CLASS B SHARES
1 Year	1.98%	-1.71%
5 Years	3.92%	3.92%
10 Years[1]	3.44%	3.44%
CLASS C SHARES
1 Year	1.98%	1.05%
5 Years	3.94%	3.94%
10 Years	3.29%	3.29%
ADVISOR CLASS SHARES[2]
1 Year	2.95%	2.95%
5 Years	4.99%	4.99%
10 Years	4.33%	4.33%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.30%, 2.08%, 2.04% and 1.05% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.51%
5 Years	3.12%
10 Years	4.30%
CLASS B SHARES
1 Year	-2.54%
5 Years	3.24%
10 Years[1]	4.14%
CLASS C SHARES
1 Year	0.19%
5 Years	3.26%
10 Years	4.00%
ADVISOR CLASS SHARES[2]
1 Year	2.08%
5 Years	4.30%
10 Years	5.04%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	-5.67%
5 Years	1.93%
10 Years	3.64%
CLASS B SHARES
1 Year	-5.27%
5 Years	2.28%
10 Years[1]	3.55%
CLASS C SHARES
1 Year	-2.44%
5 Years	2.28%
10 Years	3.47%
ADVISOR CLASS SHARES[2]
1 Year	-1.34%
5 Years	3.04%
10 Years	4.34%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	-0.03%
5 Years	2.34%
10 Years	3.48%
CLASS B SHARES
1 Year	-0.20%
5 Years	2.42%
10 Years[1]	3.30%
CLASS C SHARES
1 Year	1.34%
5 Years	2.45%
10 Years	3.19%
ADVISOR CLASS SHARES[2]
1 Year	2.78%
5 Years	3.26%
10 Years	4.10%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,032.10	$5.07	0.99%	$5.22	1.02%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%	$5.19	1.02%
Class B
Actual	$1,000	$1,028.80	$8.85	1.73%	$9.00	1.76%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%	$8.94	1.76%
Class C
Actual	$1,000	$1,029.10	$8.85	1.73%	$9.00	1.76%
Hypothetical**	$1,000	$1,016.48	$8.79	1.73%	$8.94	1.76%
Advisor Class
Actual	$1,000	$1,034.10	$3.79	0.74%	$3.95	0.77%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%	$3.92	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

August 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $112.4

1

All data are as of August 31, 2018. The Fund’s security type breakdown and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

August 31, 2018 (unaudited)

1

All data are as of August 31, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

August 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 56.0%
Long-Term Municipal Bonds – 55.0%
Alabama – 1.0%
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 1/01/25	$1,000	$1,067,950

Arizona – 2.0%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 7/01/25	1,685	1,825,900
Glendale Industrial Development Authority (Beatitudes Campus (The)) Series 2017 5.00%, 11/15/40(a)	335	344,172
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/47(a)(b)	110	121,550

		2,291,622

California – 2.0%
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 8/15/37	510	573,306
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 6/01/54(a)(b)	250	255,668
State of California Series 2016 5.00%, 8/01/25	730	864,897
Series 2017 5.00%, 8/01/26	440	528,233

		2,222,104

Colorado – 1.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/32	1,000	1,070,570
City & County of Denver CO Airport System Revenue Series 2018A 5.00%, 12/01/28	545	638,882

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

PV Water & Sanitation Metropolitan District Series 2006 Zero Coupon, 12/15/17(a)(c)(d)(e)	$710	$149,100

		1,858,552

Connecticut – 2.3%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 1/01/27	2,390	2,609,689

Delaware – 0.2%
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2012 5.00%, 9/01/42	225	233,447

Florida – 4.2%
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 7/01/50(a)(b)	270	290,102
Capital Trust Agency, Inc. (AVIVA SENIOR LIFE) Series 2017 5.00%, 7/01/46(a)(b)	340	346,045
County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/25	665	762,143
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/25	560	619,136
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	425	454,884
Overoaks Community Development District Series 2010A-1 6.125%, 5/01/35(a)	15	15,018
Series 2010A-2 6.125%, 5/01/35(a)	35	35,043
Parkway Center Community Development District Series 2004B 7.00%, 5/01/23(a)	10	10,188
Sarasota County School Board COP Series 2010B 5.00%, 7/01/22 (Pre-refunded/ETM)	935	989,763

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tampa Bay Water Series 2011A 5.00%, 10/01/23	$1,105	$1,203,290

		4,725,612

Georgia – 1.3%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2014A 5.00%, 1/01/28	625	704,719
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018C 4.00%, 8/01/48	450	478,903
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 4/01/44	210	225,597

		1,409,219

Guam – 0.3%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 1/01/42	300	314,478

Illinois – 6.7%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	950	956,773
Series 2016A 7.00%, 12/01/44	100	116,094
Series 2017B 6.75%, 12/01/30(b)	135	161,812
7.00%, 12/01/42(b)	100	119,723
Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 7/01/33	105	117,067
City of Chicago IL Series 2014A 5.00%, 1/01/35	100	104,016
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/41	415	467,921
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 2/15/47	210	226,638

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lutheran Home & Services Obligated Group) Series 2012 5.75%, 5/15/46(a)	$475	$497,600
Illinois Finance Authority (Mercy Health System Obligated Group) Series 2016 5.00%, 12/01/46	430	465,793
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.44%, 5/15/55(a)	498	489,006
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 8/01/49	425	456,892
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/41-12/15/50	675	179,744
Series 2017A 5.00%, 6/15/57	115	122,457
Series 2017B Zero Coupon, 12/15/54	150	24,843
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 6/01/23	365	405,526
State of Illinois Series 2013 5.00%, 7/01/22	315	331,635
Series 2014 5.00%, 4/01/20	75	77,684
Series 2016 5.00%, 2/01/23-2/01/28	1,170	1,240,550
Series 2017A 5.00%, 12/01/25	135	143,753
Series 2017D 5.00%, 11/01/24-11/01/28	780	828,651

		7,534,178

Indiana – 0.4%
Indiana Bond Bank (JPMorgan Chase & Co.) Series 2007A 5.25%, 10/15/19	460	476,804

Iowa – 0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	110	116,809

22 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Xenia Rural Water District Series 2016 5.00%, 12/01/31	$340	$372,640

		489,449

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 6/01/40	315	318,440

Kentucky – 1.0%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37-8/15/46	620	667,974
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	315	338,984
5.25%, 6/01/41	150	163,128

		1,170,086

Louisiana – 0.4%
New Orleans Aviation Board Series 2017B 5.00%, 1/01/48	400	438,136

Maryland – 1.7%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	400	445,932
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	215	229,424
City of Rockville MD (King Farm Presbyterian Retirement Community, Inc.) Series 2017A-1 5.00%, 11/01/37	500	541,930
County of Frederick MD (Mount St Mary’s University, Inc.) Series 2017A 5.00%, 9/01/45(b)	215	228,098

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Howard MD (Downtown Columbia Project) Series 2017A 4.50%, 2/15/47(a)(b)	$500	$505,665

		1,951,049

Massachusetts – 1.5%
Massachusetts Development Finance Agency (Boston Medical Center Corp.) Series 2015D 5.00%, 7/01/44	175	188,160
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 7/01/47	320	340,877
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 7/01/42	635	671,601
Massachusetts Development Finance Agency (NewBridge on the Charles, Inc.) Series 2017 5.00%, 10/01/37(b)	200	215,086
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(a)(b)	235	196,399
Series 2017A 7.75%, 12/01/44(a)(b)	100	98,549

		1,710,672

Michigan – 2.4%
Grand Rapids Economic Development Authority (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/47(a)	325	338,800
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 7/01/28	325	363,896
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/28	1,000	1,119,680

24 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan State Hospital Finance Authority (Trinity Health Corp. Obligated Group) Series 2017C 5.00%, 12/01/23	$445	$505,378
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48	405	406,903

		2,734,657

Minnesota – 0.1%
City of Bethel MN (Lodge at Stillwater LLC (The)) Series 2018 5.25%, 6/01/58(a)	100	101,980

Mississippi – 0.4%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/46	400	426,556

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 3/01/36	470	506,002
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/46	500	520,260

		1,026,262

Nebraska – 0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2017A 5.00%, 9/01/42	455	541,241

Nevada – 0.1%
State of Nevada Department of Business & Industry Series 2018 6.95%, 2/15/38(a)(b)(f)	100	101,353

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 5.4%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/30	$685	$729,683
Series 2014P 5.00%, 6/15/29	500	540,800
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 7/15/47	415	444,403
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.25%, 1/01/25	1,195	1,341,925
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/47	415	444,345
New Jersey Transit Corp. Series 2014A 5.00%, 9/15/20	300	316,875
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2013A 5.00%, 6/15/20	840	881,966
New Jersey Turnpike Authority Series 2014A 5.00%, 1/01/29	675	763,148
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	585	630,302

		6,093,447

New York – 3.0%
County of Nassau NY Series 2017C 5.00%, 10/01/26	225	262,838
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	1,085	1,208,180
New York State Dormitory Authority (State University of New York Dormitory Fees) Series 2013A 5.00%, 7/01/26	205	231,019

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 7/01/41	$460	$491,537
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/26	1,000	1,116,250
Westchester County Local Development Corp. (Westchester County Health Care Corp. Obligated Group) Series 2016 5.00%, 11/01/46	105	111,607

		3,421,431

North Carolina – 0.2%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 9/01/41(a)	250	261,552

Ohio – 2.3%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	730	734,621
Butler County Port Authority (StoryPoint Obligated Group) Series 2017A-1 6.375%, 1/15/43(a)(b)	225	235,885
County of Allen OH Hospital Facilities Revenue (Mercy Health/OH) Series 2017A 5.00%, 8/01/28	315	365,728
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	660	702,022
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/19(a)(c)(g)	140	135,100
Series 2009D 4.25%, 8/01/29(a)	250	241,250
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.50%, 1/15/48(a)(b)	175	180,663

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	$45	$43,425

		2,638,694

Pennsylvania – 2.5%
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 5/01/42(b)	220	236,616
Commonwealth of Pennsylvania Series 2016 5.00%, 9/15/23	600	674,982
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 6/01/51(a)	215	229,491
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/34	220	239,879
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/49	335	353,556
Philadelphia Authority for Industrial Development (LLPCS Foundation) Series 2005A 4.60%, 7/01/15(a)(c)(d)(e)	55	550
School District of Philadelphia (The) Series 2018A 5.00%, 9/01/34	1,000	1,123,730

		2,858,804

Puerto Rico – 0.5%
Commonwealth of Puerto Rico Series 2012A 5.125%, 7/01/37(c)(g)	100	54,250
5.50%, 7/01/39(c)(g)	100	54,250
Series 2014A 8.00%, 7/01/35(c)(g)	200	108,500
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(c)(g)	30	19,388

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2010C 5.00%, 7/01/21(c)(g)	$25	$16,156
Series 2010DDD 5.00%, 7/01/21(c)(g)	15	9,694
Series 2012A 5.00%, 7/01/42(c)(g)	90	58,162
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	190	182,400

		502,800

Tennessee – 0.7%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/42(a)(b)	280	266,370
Memphis-Shelby County Industrial Development Board (Graceland, Inc.) Series 2017A 5.50%, 7/01/37(a)	100	107,359
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(b)(f)	100	99,457
Tennessee Housing Development Agency Series 2017 4.00%, 7/01/48	295	310,443

		783,629

Texas – 3.4%
City of Houston TX Series 2017A 5.00%, 3/01/26	405	471,355
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/25	615	702,324
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/44	500	539,885
Mission Economic Development Corp. (Natgasoline LLC) Series 2016A 5.75%, 10/01/31(b)	360	371,300

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 1/01/37(a)	$325	$343,785
Red River Education Finance Corp. (St Edward’s University, Inc.) Series 2016 5.00%, 6/01/46	90	96,491
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48(a)	230	251,395
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	300	318,513
Uptown Development Authority Series 2017A 5.00%, 9/01/40	625	685,731

		3,780,779

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 4/01/36(b)	100	99,729
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 5/01/47(a)	335	350,303

		450,032

Virginia – 1.5%
Henrico County Economic Development Authority (LifeSpire of Virginia Obligated Group) Series 2017C 5.00%, 12/01/47(a)	325	341,919
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 1/01/37(a)(b)	220	224,167
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	510	510,005

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia Public School Authority (Virginia Public School Authority State Lease) Series 2018V 5.00%, 4/15/22	$500	$552,730

		1,628,821

Washington – 1.1%
Kalispel Tribe of Indians Series 2018B 5.25%, 1/01/38(a)(b)(f)	155	161,247
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 8/15/37	355	389,013
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(b)	340	368,162
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 1/01/46(b)	315	334,117

		1,252,539

West Virginia – 0.1%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	105	100,735

Wisconsin – 2.1%
City of Milwaukee WI Series 2018N 5.00%, 4/01/22	865	954,969
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(a)(b)	325	375,456
Wisconsin Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group) Series 2016 5.125%, 6/01/48(a)(b)	160	163,421

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 1/01/24(b)	$265	$292,528
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 5/01/42-5/01/47	410	437,321
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(b)	100	101,285

		2,324,980

Total Long-Term Municipal Bonds (cost $60,946,680)		61,851,779

Short-Term Municipal Notes – 1.0%
Texas – 1.0%
Gulf Coast Industrial Development Authority (Exxon Mobil Corp.) Series 2012 1.42%, 11/01/41(h) (cost $1,100,000)	1,100	1,100,000

Total Municipal Obligations (cost $62,046,680)		62,951,779

	Shares
COMMON STOCKS – 23.8%
Health Care – 4.3%
Biotechnology – 0.7%
AbbVie, Inc.	4,638	445,155
Gilead Sciences, Inc.	4,035	305,571

		750,726

Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	953	49,737
CVS Health Corp.	3,148	236,855
Sonic Healthcare Ltd.	1,471	27,769

		314,361

Pharmaceuticals – 3.3%
AstraZeneca PLC	3,917	295,631
Bristol-Myers Squibb Co.	5,060	306,383
GlaxoSmithKline PLC	15,065	305,109
Merck & Co., Inc.	8,307	569,777
Novartis AG	6,686	554,685
Pfizer, Inc.	18,039	748,979
Roche Holding AG	2,162	536,076

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanofi	3,848	$330,441
Takeda Pharmaceutical Co., Ltd.	2,253	93,862

		3,740,943

		4,806,030

Consumer Staples – 4.2%
Beverages – 1.1%
Anheuser-Busch InBev SA/NV	2,305	214,925
Coca-Cola Co. (The)	12,520	558,016
PepsiCo, Inc.	4,346	486,796

		1,259,737

Food & Staples Retailing – 0.2%
ICA Gruppen AB	4	122
Jeronimo Martins SGPS SA	655	9,801
Koninklijke Ahold Delhaize NV	3,826	93,199
Lenta Ltd. GDR(b)(c)	1	4
Wesfarmers Ltd.	3,590	133,204

		236,330

Food Products – 0.9%
Archer-Daniels-Midland Co.	1,747	88,049
Campbell Soup Co.	560	22,092
General Mills, Inc.	1,681	77,343
Nestle SA	9,575	802,644
Orkla ASA	3,037	24,978
WH Group Ltd.(b)	32,164	24,291

		1,039,397

Household Products – 0.7%
Clorox Co. (The)	402	58,282
Kimberly-Clark Corp.	1,055	121,895
Procter & Gamble Co. (The)	7,737	641,784

		821,961

Personal Products – 0.4%
Unilever NV	4,788	275,316
Unilever PLC	3,759	214,206

		489,522

Tobacco – 0.9%
Altria Group, Inc.	5,843	341,932
Imperial Brands PLC	2,864	102,043
Japan Tobacco, Inc.	4,023	105,770
Philip Morris International, Inc.	4,740	369,198
Swedish Match AB	524	28,012

		946,955

		4,793,902

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 2.6%
Banks – 1.0%
Bank of Nova Scotia (The)	3,679	$212,931
BOC Hong Kong Holdings Ltd.	13,616	66,498
Canadian Imperial Bank of Commerce	1,381	129,422
DBS Group Holdings Ltd.	5,678	103,220
Hang Seng Bank Ltd.	2,522	68,420
Oversea-Chinese Banking Corp., Ltd.	9,958	81,954
Royal Bank of Canada	4,443	352,921
United Overseas Bank Ltd.	4,228	83,327

		1,098,693

Capital Markets – 0.3%
3i Group PLC	3,068	35,724
Amundi SA(b)	152	10,962
ASX Ltd.	578	28,153
CI Financial Corp.	930	14,965
CME Group, Inc. – Class A	1,037	181,195
IGM Financial, Inc.	229	6,389
Invesco Ltd.	1,280	30,848
Investec PLC	2,337	15,373
Schroders PLC	386	15,422
Singapore Exchange Ltd.	2,832	15,305

		354,336

Diversified Financial Services – 0.0%
Standard Life Aberdeen PLC	8,525	35,079

Insurance – 1.3%
Admiral Group PLC	789	21,292
Allianz SE	1,362	290,299
American Financial Group, Inc./OH	233	25,947
Arthur J Gallagher & Co.	562	40,543
Assicurazioni Generali SpA	3,634	60,547
Baloise Holding AG	135	20,747
Cincinnati Financial Corp.	491	37,645
CNP Assurances	638	14,746
Direct Line Insurance Group PLC	3,771	16,200
Fidelity National Financial, Inc.	852	34,165
Gjensidige Forsikring ASA	373	6,235
Great-West Lifeco, Inc.	1,064	25,960
Hannover Rueck SE	177	24,308
Insurance Australia Group Ltd.	7,587	42,165
Legal & General Group PLC	18,086	59,768
Manulife Financial Corp.	6,263	114,606
Mapfre SA	2,320	6,830
Medibank Pvt Ltd.	9,393	20,553
MS&AD Insurance Group Holdings, Inc.	1,540	47,322

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Power Corp. of Canada	1,025	$22,974
Power Financial Corp.	898	20,940
Principal Financial Group, Inc.	947	52,265
Sampo Oyj – Class A	1,382	70,727
SCOR SE	637	25,751
Sun Life Financial, Inc.	1,923	76,434
Swiss Life Holding AG(c)	103	37,308
Tokio Marine Holdings, Inc.	2,146	101,123
Tryg A/S	386	9,493
Zurich Insurance Group AG(c)	458	139,429

		1,466,322

		2,954,430

Industrials – 2.4%
Aerospace & Defense – 0.3%
BAE Systems PLC	10,020	78,847
Lockheed Martin Corp.	800	256,328
Meggitt PLC	2,733	19,098

		354,273

Air Freight & Logistics – 0.4%
Deutsche Post AG	3,074	111,793
Kuehne & Nagel International AG	149	24,055
Royal Mail PLC	2,270	13,200
United Parcel Service, Inc. – Class B	2,136	262,472

		411,520

Airlines – 0.0%
Japan Airlines Co., Ltd.	472	17,010

Building Products – 0.1%
Cie de Saint-Gobain	1,700	73,302

Commercial Services & Supplies – 0.1%
Babcock International Group PLC	733	6,785
Brambles Ltd.	4,937	38,992
G4S PLC	5,674	18,364
Societe BIC SA	149	13,793

		77,934

Construction & Engineering – 0.2%
Bouygues SA	769	33,993
Skanska AB – Class B	1,257	23,605
Vinci SA	1,715	163,876

		221,474

Electrical Equipment – 0.5%
ABB Ltd.	5,754	135,516
Eaton Corp. PLC	1,323	109,994

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Emerson Electric Co.	1,934	$148,396
Schneider Electric SE	1,832	148,877

		542,783

Industrial Conglomerates – 0.4%
CK Hutchison Holdings Ltd.	8,550	98,574
Siemens AG	2,375	308,284
Smiths Group PLC	1,149	24,057

		430,915

Machinery – 0.2%
ANDRITZ AG	254	15,050
Cummins, Inc.	500	70,900
Kone Oyj – Class B	1,078	58,202
PACCAR, Inc.	1,092	74,715
SKF AB – Class B	1,360	26,143
Wartsila Oyj Abp	1,353	28,566

		273,576

Professional Services – 0.1%
Adecco Group AG	509	31,154
Randstad NV	441	27,670
SGS SA	17	44,750

		103,574

Road & Rail – 0.0%
Aurizon Holdings Ltd.	7,064	21,384
ComfortDelGro Corp. Ltd.	3,910	6,519

		27,903

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	4,342	75,871
Travis Perkins PLC	925	13,823

		89,694

Transportation Infrastructure – 0.0%
Aena SME SA(b)	209	36,963
Auckland International Airport Ltd.	2,144	10,138

		47,101

		2,671,059

Consumer Discretionary – 2.1%
Auto Components – 0.2%
Bridgestone Corp.	2,059	75,728
Cie Generale des Etablissements Michelin SCA – Class B	590	69,832
Nokian Renkaat Oyj	431	17,794

		163,354

Automobiles – 0.5%
Bayerische Motoren Werke AG	1,027	99,420
Bayerische Motoren Werke AG (Preference Shares)	171	14,340

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Daimler AG	2,822	$182,500
General Motors Co.	3,831	138,107
Nissan Motor Co., Ltd.	7,200	67,447
Subaru Corp.	1,867	55,456

		557,270

Distributors – 0.0%
Genuine Parts Co.	468	46,730

Diversified Consumer Services – 0.0%
H&R Block, Inc.	743	20,106

Hotels, Restaurants & Leisure – 0.6%
Carnival Corp.	1,326	81,536
Crown Resorts Ltd.	656	6,709
Darden Restaurants, Inc.	393	45,604
Las Vegas Sands Corp.	1,253	81,971
McDonald’s Corp.	2,444	396,490
Sands China Ltd.	7,638	37,321
Sodexo SA	281	29,306
TUI AG	1,306	24,107

		703,044

Household Durables – 0.2%
Barratt Developments PLC	2,752	19,362
Berkeley Group Holdings PLC	362	17,123
Electrolux AB – Class B	683	15,240
Garmin Ltd.	343	23,372
Leggett & Platt, Inc.	344	15,631
Persimmon PLC	933	29,517
Sekisui House Ltd.	2,060	33,593
Taylor Wimpey PLC	9,380	20,404

		174,242

Media – 0.2%
Eutelsat Communications SA	689	16,315
Interpublic Group of Cos., Inc. (The)	1,152	26,899
ITV PLC	9,763	20,424
Omnicom Group, Inc.	666	46,167
ProSiebenSat.1 Media SE	649	17,061
Publicis Groupe SA	674	43,099
RTL Group SA	95	7,126
Shaw Communications, Inc. – Class B	1,222	24,646
WPP PLC	3,922	65,045

		266,782

Multiline Retail – 0.3%
Kohl’s Corp.	517	40,900
Macy’s, Inc.	946	34,576
Marks & Spencer Group PLC	5,528	21,628

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Next PLC	443	$31,630
Nordstrom, Inc.	325	20,426
Target Corp.	1,558	136,325

		285,485

Specialty Retail – 0.0%
Gap, Inc. (The)	648	19,667
Kingfisher PLC	6,591	23,431

		43,098

Textiles, Apparel & Luxury Goods – 0.1%
Hanesbrands, Inc.	1,118	19,610
Tapestry, Inc.	903	45,773

		65,383

		2,325,494

Telecommunication Services – 2.0%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	22,210	709,387
BCE, Inc.	412	16,805
BT Group PLC	26,782	75,609
Elisa Oyj	374	16,002
HKT Trust & HKT Ltd. – Class SS	13,845	17,890
Singapore Telecommunications Ltd.	29,859	70,290
Spark New Zealand Ltd.	6,458	17,051
Swisscom AG	82	36,600
Telenor ASA	2,329	43,811
Telstra Corp. Ltd.	15,223	34,018
TELUS Corp.	540	20,023
Verizon Communications, Inc.	12,654	687,998

		1,745,484

Wireless Telecommunication Services – 0.4%
KDDI Corp.	5,619	148,565
NTT DOCOMO, Inc.	4,321	111,982
Rogers Communications, Inc. – Class B	1,175	60,884
Vodafone Group PLC	81,907	174,531

		495,962

		2,241,446

Energy – 1.8%
Oil, Gas & Consumable Fuels – 1.8%
Enagas SA	661	18,366
Exxon Mobil Corp.	13,003	1,042,451
Galp Energia SGPS SA	1,479	30,017
Keyera Corp.	774	21,328
Marathon Petroleum Corp.	1,438	118,333

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Snam SpA	7,321	$30,058
TOTAL SA	8,214	515,082
TransCanada Corp.	2,758	117,463
Valero Energy Corp.	1,343	158,313

		2,051,411

Utilities – 1.8%
Electric Utilities – 1.2%
Alliant Energy Corp.	786	33,672
American Electric Power Co., Inc.	1,557	111,684
CK Infrastructure Holdings Ltd.	2,575	18,843
CLP Holdings Ltd.	5,389	63,329
Duke Energy Corp.	2,130	173,041
Edison International	1,011	66,453
EDP – Energias de Portugal SA	8,217	32,085
Endesa SA	1,174	26,266
Eversource Energy	1,024	63,928
Fortis, Inc./Canada	1,320	43,211
Iberdrola SA	18,918	140,569
NextEra Energy, Inc.	1,446	245,965
OGE Energy Corp.	703	25,891
Pinnacle West Capital Corp.	325	25,529
Power Assets Holdings Ltd.	4,254	29,860
PPL Corp.	2,035	60,521
Red Electrica Corp. SA	1,264	26,495
SSE PLC	3,249	52,799
Terna Rete Elettrica Nazionale SpA	3,992	20,971
Xcel Energy, Inc.	1,558	74,862

		1,335,974

Gas Utilities – 0.0%
Naturgy Energy Group SA	1,028	27,593

Multi-Utilities – 0.6%
Ameren Corp.	774	48,940
CMS Energy Corp.	840	41,362
Consolidated Edison, Inc.	960	75,773
DTE Energy Co.	582	64,683
E.ON SE	6,830	72,914
Innogy SE(b)	507	22,028
National Grid PLC	10,230	107,559
Public Service Enterprise Group, Inc.	1,584	82,922
Sempra Energy	749	86,944
WEC Energy Group, Inc.	931	62,917

		666,042

		2,029,609

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Information Technology – 1.4%
Communications Equipment – 0.6%
Cisco Systems, Inc.	14,503	$692,808

IT Services – 0.5%
International Business Machines Corp.	2,812	411,902
Paychex, Inc.	973	71,272
Western Union Co. (The) – Class W	1,355	25,637

		508,811

Semiconductors & Semiconductor Equipment – 0.1%
Maxim Integrated Products, Inc.	811	49,041

Software – 0.0%
CA, Inc.	918	40,208

Technology Hardware, Storage & Peripherals – 0.2%
Canon, Inc.	3,178	101,971
HP, Inc.	5,041	124,261
Seagate Technology PLC	816	43,689

		269,921

		1,560,789

Materials – 1.0%
Chemicals – 0.5%
BASF SE	2,908	268,715
Evonik Industries AG	582	21,689
Givaudan SA	28	68,095
LyondellBasell Industries NV – Class A	1,009	113,795
Nutrien Ltd.	1,999	112,342
Solvay SA	230	30,624

		615,260

Containers & Packaging – 0.1%
Amcor Ltd./Australia	3,673	37,794
International Paper Co.	1,196	61,163

		98,957

Metals & Mining – 0.3%
Fortescue Metals Group Ltd.	5,694	15,690
Norsk Hydro ASA	4,173	23,009
Rio Tinto Ltd.	1,333	69,655
Rio Tinto PLC	3,681	174,819

		283,173

Paper & Forest Products – 0.1%
Stora Enso Oyj – Class R	1,697	31,585
UPM-Kymmene Oyj	1,579	60,909

		92,494

		1,089,884

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.2%
Real Estate Management & Development – 0.2%
Daito Trust Construction Co., Ltd.	260	$38,970
Hang Lung Properties Ltd.	4,401	8,697
Henderson Land Development Co., Ltd.	4,761	25,192
LendLease Group	1,999	29,481
New World Development Co., Ltd.	21,542	28,792
Sino Land Co., Ltd.	10,511	17,820
Sun Hung Kai Properties Ltd.	4,940	73,356
Swire Properties Ltd.	1,986	7,808
Swiss Prime Site AG(c)	172	15,849

		245,965

Total Common Stocks (cost $25,324,092)		26,770,019

INVESTMENT COMPANIES – 8.1%
Funds and Investment Trusts – 8.1%(k)
FlexShares Global Upstream Natural Resources Index Fund	103,520	3,429,618
Invesco KBW Premium Yield Equity REIT ETF	9,208	329,739
iShares International Developed Real Estate ETF	4,416	128,682
iShares Mortgage Real Estate ETF	44,730	2,019,112
JPMorgan Alerian MLP Index ETN	109,167	3,042,484
Vanguard Real Estate ETF	2,068	173,815

Total Investment Companies (cost $8,943,542)		9,123,450

PREFERRED STOCKS – 6.5%
Real Estate – 6.5%
Diversified REITs – 1.4%
Colony Capital, Inc. Series H 7.125%	8,400	200,340
Colony Capital, Inc. Series I 7.15%	10,750	255,635
Global Net Lease, Inc. Series A 7.25%	5,900	148,975
Investors Real Estate Trust Series C 6.625%	1,675	41,372

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PS Business Parks, Inc. Series X 5.25%	10,000	$240,200
PS Business Parks, Inc. Series Y 5.20%	1,050	24,864
Spirit Realty Capital, Inc. Series A 6.00%	6,800	162,860
VEREIT, Inc. Series F 6.70%	18,500	468,050
Vornado Realty Trust Series K 5.70%	1,600	40,976

		1,583,272

Hotel & Resort REITs – 1.2%
Ashford Hospitality Trust, Inc. Series F 7.375%	9,475	229,390
Ashford Hospitality Trust, Inc. Series G 7.375%	1,000	24,300
Hersha Hospitality Trust Series C 6.875%	1,000	24,655
Hersha Hospitality Trust Series E 6.50%	12,600	296,352
LaSalle Hotel Properties Series I 6.375%	4,250	106,760
LaSalle Hotel Properties Series J 6.30%	5,600	139,972
Pebblebrook Hotel Trust Series C 6.50%	9,900	249,381
Summit Hotel Properties, Inc. Series E 6.25%	10,500	261,870

		1,332,680

Industrial REITs – 0.3%
Gramercy Property Trust Series A 7.125%	300	7,631

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Monmouth Real Estate Investment Corp. Series C 6.125%	5,500	$132,110
Rexford Industrial Realty, Inc. Series B 5.875%	6,850	169,537

		309,278

Office REITs – 0.2%
Boston Properties, Inc. Series B 5.25%	3,100	77,500
SL Green Realty Corp. Series I 6.50%	5,100	130,815

		208,315

Residential REITs – 0.8%
American Homes 4 Rent Series E 6.35%	4,725	122,141
American Homes 4 Rent Series F 5.875%	9,600	240,000
Apartment Investment & Management Co. Series A 6.875%	9,400	246,609
UMH Properties, Inc. Series C 6.75%	10,300	266,152
UMH Properties, Inc. Series D 6.375%	2,000	48,200

		923,102

Retail REITs – 1.7%
Brookfield Property REIT, Inc. Series A 6.375%	10,000	248,300
Cedar Realty Trust, Inc. Series C 6.50%	9,475	216,504
DDR Corp. Series A 6.375%	15,800	402,584
Federal Realty Investment Trust Series C 5.00%	3,500	85,610

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kimco Realty Corp. Series J 5.50%	10,200	$249,492
Pennsylvania Real Estate Investment Trust Series D 6.875%	3,000	70,230
Saul Centers, Inc. Series C 6.875%	375	9,444
Saul Centers, Inc. Series D 6.125%	10,000	238,500
Taubman Centers, Inc. Series J 6.50%	4,000	101,200
Urstadt Biddle Properties, Inc. Series G 6.75%	1,325	33,516
Urstadt Biddle Properties, Inc. Series H 6.25%	8,375	209,208
Washington Prime Group, Inc. Series H 7.50%	2,625	61,215

		1,925,803

Specialized REITs – 0.9%
Digital Realty Trust, Inc. Series C 6.625%	9,100	241,969
Digital Realty Trust, Inc. Series G 5.875%	7,800	196,248
EPR Properties Series G 5.75%	5,575	135,500
National Storage Affiliates Trust Series A 6.00%	3,000	75,420
Public Storage Series C 5.125%	8,200	205,410
Public Storage Series G 5.05%	6,000	149,700

		1,004,247

Total Preferred Stocks (cost $7,392,148)		7,286,697

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(i)(j)(k) (cost $1,665,196)	1,665,196	$1,665,196

Total Investments – 95.9% (cost $105,371,658)		107,797,141
Other assets less liabilities – 4.1%		4,625,974

Net Assets – 100.0%		$112,423,115

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Japan Bond (OSE) Futures	1	September 2018	JPY	100,000		$1,358,210	$1,353,434	$(4,776)
Amsterdam Index Futures	1	September 2018	EUR	0	**	130,622	129,586	(1,036)
DAX Index Futures	1	September 2018	EUR	0	**	374,533	358,367	(16,166)
Euro STOXX 50 Index Futures	47	September 2018	EUR	0	**	1,890,864	1,848,877	(41,987)
Euro-CAC40 10 Futures	7	September 2018	EUR	0	**	441,618	439,210	(2,408)
FTSE 100 Index Futures	17	September 2018	GBP	0	**	1,691,315	1,636,224	(55,091)
IBEX 35 Index Futures	1	September 2018	EUR	0	**	111,112	108,950	(2,162)
MSCI Singapore Index Futures	2	September 2018	SGD	0	**	53,808	52,923	(885)
OMXS30 Index Futures	38	September 2018	SEK	4		671,641	688,726	17,085
S&P 500 E-Mini Futures	43	September 2018	USD	2		5,864,143	6,239,515	375,372
S&P TSX 60 Index Futures	3	September 2018	CAD	1		437,651	443,724	6,073
SPI 200 Futures	5	September 2018	AUD	0	**	546,103	566,493	20,390
TOPIX Index Futures	11	September 2018	JPY	110		1,751,353	1,716,182	(35,171)
U.S. T-Note 10 Yr (CBT) Futures	121	December 2018	USD	12,100		14,514,694	14,552,141	37,447

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at August 31, 2018	Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Australian Bond Futures	23	September 2018	AUD	2,300		$2,130,680	$2,159,305	$(28,625)
Canadian 10 Yr Bond Futures	4	December 2018	CAD	400		411,549	413,149	(1,600)
Euro-Bund Futures	7	September 2018	EUR	700		1,311,328	1,326,610	(15,282)
Hang Seng Index Futures	5	September 2018	HKD	0	**	905,454	884,375	21,079
Long Gilt Futures	9	December 2018	GBP	900		1,424,776	1,427,353	(2,577)
S&P 500 E-Mini Futures	14	September 2018	USD	1		1,944,721	2,031,470	(86,749)
S&P/TSX 60 Index Futures	4	September 2018	CAD	1		583,569	591,632	(8,063)
SPI 200 Futures	1	September 2018	AUD	0	**	109,433	113,299	(3,866)

								$171,002

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	344	CLP	232,949	9/07/18	$(2,304)
Bank of America, NA	USD	1,059	PHP	56,264	9/11/18	(9,588)
Bank of America, NA	RUB	29,117	USD	427	9/27/18	(3,680)
Bank of America, NA	USD	417	RUB	26,177	9/27/18	(29,828)
Bank of America, NA	CLP	232,949	USD	344	10/12/18	2,004
Barclays Bank PLC	BRL	447	USD	119	9/05/18	9,123
Barclays Bank PLC	BRL	2,234	USD	540	9/05/18	(8,250)
Barclays Bank PLC	USD	599	BRL	2,234	9/05/18	(50,455)
Barclays Bank PLC	USD	108	BRL	447	9/05/18	1,651
Barclays Bank PLC	PHP	36,602	USD	687	9/11/18	4,040
Barclays Bank PLC	USD	313	PHP	16,539	9/11/18	(4,764)
Barclays Bank PLC	USD	47	PHP	2,545	9/11/18	251
Barclays Bank PLC	TWD	59,303	USD	1,983	9/13/18	49,853
Barclays Bank PLC	USD	333	TWD	10,077	9/13/18	(4,644)
Barclays Bank PLC	CHF	2,294	USD	2,332	9/14/18	(36,978)
Barclays Bank PLC	JPY	73,611	USD	665	9/14/18	1,875
Barclays Bank PLC	SEK	6,568	USD	761	9/14/18	42,054
Barclays Bank PLC	TRY	3,374	USD	474	9/14/18	(36,445)
Barclays Bank PLC	USD	454	CHF	447	9/14/18	7,177
Barclays Bank PLC	USD	519	EUR	443	9/14/18	(4,565)
Barclays Bank PLC	USD	335	SEK	2,918	9/14/18	(15,267)
Barclays Bank PLC	CNY	3,108	USD	466	10/25/18	12,267
Barclays Bank PLC	CNY	5,176	USD	755	10/25/18	(744)
Barclays Bank PLC	IDR	7,902,313	USD	536	11/08/18	16,795
Barclays Bank PLC	USD	610	IDR	9,027,361	11/08/18	(16,494)
Barclays Bank PLC	INR	53,795	USD	768	12/13/18	19,123
Barclays Bank PLC	TRY	2,288	USD	340	12/14/18	12,406

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	1,635	AUD	2,195	9/14/18	$(57,385)
Citibank, NA	BRL	904	USD	219	9/05/18	(3,270)
Citibank, NA	USD	219	BRL	904	9/05/18	3,339
Citibank, NA	USD	562	RUB	35,711	9/27/18	(34,358)
Citibank, NA	USD	218	BRL	904	10/02/18	3,154
Citibank, NA	CNY	1,731	USD	257	10/25/18	4,059
Citibank, NA	KRW	884,290	USD	782	11/15/18	(11,862)
Citibank, NA	USD	1,647	INR	114,891	12/13/18	(46,838)
Credit Suisse International	CLP	232,949	USD	368	9/07/18	26,615
Credit Suisse International	USD	929	TWD	28,508	9/13/18	929
Credit Suisse International	CZK	14,680	USD	671	9/14/18	9,912
Credit Suisse International	MXN	11,480	USD	604	9/14/18	3,681
Credit Suisse International	NOK	5,624	USD	701	9/14/18	30,351
Credit Suisse International	SEK	7,719	USD	886	9/14/18	41,790
Credit Suisse International	USD	1,428	CAD	1,873	9/14/18	7,119
Credit Suisse International	USD	938	NZD	1,375	9/14/18	(28,422)
Credit Suisse International	USD	159	PLN	598	9/14/18	2,032
Credit Suisse International	USD	555	TRY	2,768	9/14/18	(136,421)
Credit Suisse International	COP	1,051,689	USD	350	10/12/18	5,130
Credit Suisse International	USD	734	CNY	5,040	10/25/18	2,276
Credit Suisse International	USD	462	IDR	6,747,288	11/08/18	(18,419)
Credit Suisse International	USD	414	KRW	466,616	11/15/18	5,345
Deutsche Bank AG	USD	918	MXN	19,182	9/14/18	84,550
Deutsche Bank AG	USD	1,277	TRY	6,125	9/14/18	(349,326)
Deutsche Bank AG	PEN	2,326	USD	704	10/12/18	344
Goldman Sachs Bank USA	EUR	962	USD	1,132	9/14/18	15,051
Goldman Sachs Bank USA	USD	692	MXN	14,357	9/14/18	57,971
HSBC Bank USA	TWD	7,475	USD	253	9/13/18	9,198
HSBC Bank USA	CLP	125,618	USD	189	10/12/18	4,300
JPMorgan Chase Bank, NA	USD	1,720	JPY	188,549	9/14/18	(22,530)
Morgan Stanley & Co., Inc.	BRL	883	USD	229	9/05/18	11,731
Morgan Stanley & Co., Inc.	USD	214	BRL	883	9/05/18	3,261
Standard Chartered Bank	NZD	1,375	USD	964	9/14/18	54,672
State Street Bank & Trust Co.	AUD	1,725	USD	1,296	9/14/18	55,948
State Street Bank & Trust Co.	CAD	435	USD	332	9/14/18	(1,272)
State Street Bank & Trust Co.	CAD	537	USD	413	9/14/18	1,478
State Street Bank & Trust Co.	CHF	272	USD	275	9/14/18	(5,896)
State Street Bank & Trust Co.	CZK	39	USD	2	9/14/18	28
State Street Bank & Trust Co.	EUR	546	USD	639	9/14/18	5,098
State Street Bank & Trust Co.	GBP	1,028	USD	1,359	9/14/18	26,091
State Street Bank & Trust Co.	HUF	96,158	USD	352	9/14/18	9,935
State Street Bank & Trust Co.	MXN	14,469	USD	721	9/14/18	(35,606)
State Street Bank & Trust Co.	NOK	4,820	USD	594	9/14/18	18,676
State Street Bank & Trust Co.	NZD	210	USD	147	9/14/18	8,504
State Street Bank & Trust Co.	PLN	2,184	USD	596	9/14/18	6,410
State Street Bank & Trust Co.	SEK	1,909	USD	219	9/14/18	10,296
State Street Bank & Trust Co.	THB	11,046	USD	343	9/14/18	5,185
State Street Bank & Trust Co.	TRY	3,830	USD	697	9/14/18	116,921
State Street Bank & Trust Co.	USD	145	CAD	188	9/14/18	(979)
State Street Bank & Trust Co.	USD	735	CZK	16,117	9/14/18	(9,479)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	457	GBP	341	9/14/18	$(15,266)
State Street Bank & Trust Co.	USD	46	HUF	12,682	9/14/18	(602)
State Street Bank & Trust Co.	USD	148	HUF	41,712	9/14/18	202
State Street Bank & Trust Co.	USD	204	MXN	3,819	9/14/18	(4,243)
State Street Bank & Trust Co.	USD	568	NOK	4,589	9/14/18	(20,298)
State Street Bank & Trust Co.	USD	624	NZD	916	9/14/18	(18,350)
State Street Bank & Trust Co.	USD	180	PLN	665	9/14/18	(394)
State Street Bank & Trust Co.	USD	431	THB	14,305	9/14/18	6,051
State Street Bank & Trust Co.	USD	125	TRY	599	9/14/18	(34,118)
State Street Bank & Trust Co.	USD	272	ZAR	3,845	9/14/18	(11,129)
State Street Bank & Trust Co.	ZAR	7,539	USD	569	9/14/18	56,548
UBS AG	EUR	634	USD	748	9/14/18	11,331
UBS AG	USD	522	NOK	4,193	9/14/18	(22,018)

						$(208,356)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
FTSE 100 Index(l)	Citibank, NA	60	GBP	7,500.00	September 2018	GBP	0	**	$8,016	$(3,620)
Euro STOXX 50 Index(l)	Citibank, NA	280	EUR	3,425.00	September 2018	EUR	0	**	18,709	(7,929)
Nikkei 225 Index(l)	Goldman Sachs International	3,000	JPY	22,500.00	September 2018	JPY	3		10,006	(12,573)
S&P 500 Index(l)	Goldman Sachs International	1,200	USD	2,860.00	September 2018	USD	1		42,960	(64,926)

									$79,691	$(89,048)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	280	EUR	3,425.00	September 2018	EUR	0	**	$19,252	$(19,631)
FTSE 100 Index(l)	Citibank, NA	60	GBP	7,500.00	September 2018	GBP	0	**	10,512	(9,498)
Nikkei 225 Index(l)	Goldman Sachs International	3,000	JPY	22,500.00	September 2018	JPY	3		11,085	(2,537)
S&P 500 Index(l)	Goldman Sachs International	1,200	USD	2,860.00	September 2018	USD	1		40,272	(13,613)

									$81,121	$(45,279)

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
NOK	7,850	4/27/27	6 Month NIBOR	1.935%	Semi-Annual/ Annual	$(9,517)
NOK	3,430	12/06/27	6 Month NIBOR	1.795%	Semi-Annual/ Annual	(6,989)
SEK	1,440	12/06/27	3 Month STIBOR	1.083%	Quarterly/ Annual	2,366
NOK	2,830	5/15/28	6 Month NIBOR	2.234%	Semi-Annual/ Annual	3,603
SEK	2,460	6/08/28	3 Month STIBOR	1.178%	Quarterly/ Annual	2,926
NOK	5,160	7/12/28	6 Month NIBOR	2.145%	Semi-Annual/ Annual	479
CHF	480	7/12/28	6 Month LIBOR	0.403%	Semi-Annual/ Annual	1,061
NZD	240	8/02/28	3.055%	3 Month BKBM	Semi-Annual/ Quarterly	(3,537)

						$(9,608)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.57%	USD	8	$(956)	$(823)	$(133)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	3	(358)	(311)	(47)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	54	(6,458)	(5,611)	(847)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	81	(9,673)	(8,201)	(1,472)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.57	USD	149	(17,805)	(22,240)	4,435

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at August 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Maturity	6.57%	USD	69	$(8,241)	$(6,781)	$(1,460)

						$(43,491)	$(43,967)	$476

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,864	8/31/20	2.235%	CPI#	Maturity	$(475)
Barclays Bank PLC	USD	1,865	9/04/20	2.248%	CPI#	Maturity	(399)
JPMorgan Chase Bank, NA	USD	1,911	8/30/20	2.210%	CPI#	Maturity	540

							$(334)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx $ Liquid High Yield Index	1,274,000	LIBOR	Quarterly	USD	1,274	9/20/18	$(16,172)
Goldman Sachs International iBoxx $ Liquid High Yield Index	4,526,000	LIBOR	Quarterly	USD	4,526	9/20/18	(59,579)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA JPQISAAL(1)	384,741	0.00%	Maturity	USD	38,957	9/28/18	(9,426)

							$(85,177)

**	Notional amount less than 500.

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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PORTFOLIO OF INVESTMENTS (continued)

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate market value of these securities amounted to $6,244,701 or 5.6% of net assets.

(c)	Non-income producing security.

(d)	Illiquid security.

(e)	Defaulted matured security.

(f)	When-Issued or delayed delivery security.

(g)	Defaulted.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(l)	One contract relates to 1 share.

As of August 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.5% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

AGM – Assured Guaranty Municipal

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

COP – Certificate of Participation

DAX – Deutscher Aktien Index (German Stock Index)

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

ETN – Exchange Traded Note

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in JPQISAAL as of August 31, 2018.

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Ross Stores Inc.	9,467	$906,751	2.3%
Nice Ltd.	21	889,591	2.3%
TJX Cos. Inc./The	7,943	873,475	2.2%
Microsoft Corp.	7,728	868,121	2.2%
Raytheon Co.	4,020	801,839	2.1%
Royal Dutch Shell PLC	312	792,415	2.0%
UnitedHealth Group Inc.	2,880	773,050	2.0%
Fidelity National Financial Inc.	18,296	733,671	1.9%
Apple Inc.	3,210	730,802	1.9%
Oracle Corp.	14,466	702,771	1.8%
Aristocrat Leisure Ltd.	21,537	680,369	1.7%
Oracle Corp. Japan	72	675,583	1.7%
Fidelity National Information Services I	6,077	657,315	1.7%
Booz Allen Hamilton Holding Corp.	12,674	648,400	1.7%
Nippon Telegraph & Telephone Corp.	126	623,922	1.6%
Total System Services Inc.	6,415	623,201	1.6%
Toronto-Dominion Bank/The	7,790	612,676	1.6%
Gilead Sciences Inc.	7,951	602,109	1.5%
Boeing Co./The	1,737	595,342	1.5%
Hang Seng Bank Ltd.	2,730	581,011	1.5%
HKT Trust & HKT Ltd.	56,776	575,712	1.5%
Paychex Inc.	7,709	564,704	1.4%
TOTAL SA	10,209	549,946	1.4%
Walmart Inc.	5,654	541,990	1.4%
Merck & Co. Inc.	7,599	521,232	1.3%
Royal Bank of Canada	4,952	513,370	1.3%
Home Depot Inc./The	2,554	512,805	1.3%
Texas Instruments Inc.	4,532	509,398	1.3%
Amadeus IT Group SA	6,314	504,586	1.3%
Wolters Kluwer NV	9,166	500,479	1.3%
Capgemini SE	4,447	492,461	1.3%
British American Tobacco PLC	132	489,811	1.3%
Pfizer Inc.	11,549	479,511	1.2%
Visa Inc.	3,257	478,442	1.2%
Roche Holding AG	1,953	470,236	1.2%
Amer Sports Oyj	16,221	469,604	1.2%
Anthem Inc.	1,760	466,032	1.2%
Salmar ASA	1,122	453,672	1.2%
Intertek Group PLC	88	452,174	1.2%
RELX NV	23,316	444,863	1.1%
Partners Group Holding AG	583	443,382	1.1%
CVS Health Corp.	5,773	434,360	1.1%

52 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Amount as of 8/31/18	Percent of Basket’s Net Assets
Intercontinental Exchange Inc.	5,546	$422,776	1.1%
Next PLC	74	407,683	1.0%
Alphabet Inc.	334	406,278	1.0%
Croda International PLC	80	405,669	1.0%
Marsh & McLennan Cos. Inc.	4,728	400,148	1.0%
PepsiCo. Inc.	3,530	395,413	1.0%
Philip Morris International Inc.	5,070	394,865	1.0%
Harris Corp.	2,389	388,313	1.0%
Other	185,171	10,494,671	27.3%

Total		$38,957,000	100.0%

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

STATEMENT OF ASSETS & LIABILITIES

August 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $103,706,462)	$106,131,945
Affiliated issuers (cost $1,665,196)	1,665,196
Cash collateral due from broker	1,126,043
Foreign currencies, at value (cost $3,437,837)	3,440,124
Unaffiliated interest and dividends receivable	952,627
Unrealized appreciation on forward currency exchange contracts	904,131
Receivable for terminated total return swaps	57,130
Receivable for investment securities sold	35,858
Receivable for shares of beneficial interest sold	15,020
Affiliated dividends receivable	10,072
Receivable for variation margin on centrally cleared swaps	5,005
Unrealized appreciation on inflation swaps	540
Other assets	4,920

Total assets	114,348,611

Liabilities
Due to custodian	31,083
Options written, at value (premiums received $160,812)	134,327
Unrealized depreciation on forward currency exchange contracts	1,112,487
Payable for investment securities purchased	199,322
Unrealized depreciation on total return swaps	85,177
Payable for variation margin on futures	55,893
Market value on credit default swaps (premiums received $43,967)	43,491
Payable for shares of beneficial interest redeemed	38,677
Advisory fee payable	23,195
Distribution fee payable	21,645
Transfer Agent fee payable	3,896
Unrealized depreciation on inflation swaps	874
Trustees’ fees payable	67
Accrued expenses	175,362

Total liabilities	1,925,496

Net Assets	$112,423,115

Composition of Net Assets
Shares of beneficial interest, at par	$88
Additional paid-in capital	106,039,670
Undistributed net investment income	359,709
Accumulated net realized gain on investment and foreign currency transactions	3,706,172
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,317,476

$112,423,115

See notes to financial statements.

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$68,945,809	5,436,073	$12.68	*

B	$615,424	47,408	$12.98

C	$7,382,534	572,342	$12.90

Advisor	$35,479,348	2,793,448	$12.70

*	The maximum offering price per share for Class A shares was $13.24 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

STATEMENT OF OPERATIONS

Year Ended August 31, 2018

Investment Income
Interest	$2,519,462
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $65,059)	2,006,022
Affiliated issuers	45,759	$4,571,243

Expenses
Advisory fee (see Note B)	667,926
Distribution fee—Class A	182,815
Distribution fee—Class B	6,724
Distribution fee—Class C	94,591
Transfer agency—Class A	56,391
Transfer agency—Class B	765
Transfer agency—Class C	7,646
Transfer agency—Advisor Class	29,460
Custodian	199,486
Audit and tax	97,287
Registration fees	58,129
Legal	49,607
Printing	37,949
Trustees’ fees	25,859
Miscellaneous	44,568

Total expenses before bank overdraft expense	1,559,203
Bank overdraft expense	7,831

Total expenses	1,567,034
Less: expenses waived and reimbursed by the Adviser (see Note B)	(382,114)

Net expenses		1,184,920

Net investment income		3,386,323

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,931,087
Forward currency exchange contracts		(467,261)
Futures		(3,355,610)
Options written		(253,716)
Swaps		4,058,005
Foreign currency transactions		(38,437)
Net change in unrealized appreciation/depreciation of:
Investments		(3,486,059)
Forward currency exchange contracts		(665)
Futures		692,006
Options written		(127,824)
Swaps		(284,545)
Foreign currency denominated assets and liabilities		(5,174)

Net loss on investment and foreign currency transactions		(338,193)

Net Increase in Net Assets from Operations		$3,048,130

See notes to financial statements.

56 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,386,323	$3,332,491
Net realized gain on investment and foreign currency transactions	2,874,068	7,973,945
Net realized gain distributions from Affiliated Underlying Portfolios	– 0	–	1,785,834
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,212,261)	(3,617,725)

Net increase in net assets from operations	3,048,130	9,474,545
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,736,737)	(982,853)
Class B	(22,075)	– 0	–
Class C	(264,019)	(136,909)
Advisor Class	(2,109,329)	(661,148)
Net realized gain on investment transactions
Class A	(4,948,322)	(387,898)
Class B	(45,255)	(5,921)
Class C	(693,987)	(131,295)
Advisor Class	(2,583,873)	(217,581)
Transactions in Shares of Beneficial Interest
Net decrease	(6,101,101)	(16,276,669)

Total decrease	(17,456,568)	(9,325,729)
Net Assets
Beginning of period	129,879,683	139,205,412

End of period (including undistributed net investment income of $359,709 and $3,569,663, respectively)	$112,423,115	$129,879,683

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”). The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

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NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$53,243,875		$8,607,904		$61,851,779
Short-Term Municipal Notes		– 0	–	1,100,000		– 0	–	1,100,000
Common Stocks:
Health Care		2,662,457		2,143,573		– 0	–	4,806,030
Consumer Staples		2,765,391		2,028,511		– 0	–	4,793,902
Financials		1,380,150		1,574,280		– 0	–	2,954,430
Industrials		936,598		1,734,461		– 0	–	2,671,059
Consumer Discretionary		1,280,851		1,044,643		– 0	–	2,325,494
Telecommunication Services		1,495,097		746,349		– 0	–	2,241,446
Energy		1,457,888		593,523		– 0	–	2,051,411
Utilities		1,388,298		641,311		– 0	–	2,029,609
Information Technology		1,458,818		101,971		– 0	–	1,560,789
Materials		287,300		802,584		– 0	–	1,089,884
Real Estate		– 0	–	245,965		– 0	–	245,965
Investment Companies		9,123,450		– 0	–	– 0	–	9,123,450
Preferred Stocks		7,286,697		– 0	–	– 0	–	7,286,697
Short-Term Investments		1,665,196		– 0	–	– 0	–	1,665,196

Total Investments in Securities		33,188,191		66,001,046		8,607,904		107,797,141
Other Financial Instruments(a):
Assets:
Futures		418,892		58,554		– 0	–	477,446	(b)
Forward Currency Exchange Contracts		– 0	–	904,131		– 0	–	904,131
Centrally Cleared Interest Rate Swaps		– 0	–	10,435		– 0	–	10,435	(b)
Inflation (CPI) Swaps		– 0	–	540		– 0	–	540
Liabilities:
Futures		(147,672)		(158,772)		– 0	–	(306,444	)(b)
Forward Currency Exchange Contracts		– 0	–	(1,112,487)		– 0	–	(1,112,487)
Call Options Written		– 0	–	(89,048)		– 0	–	(89,048)
Put Options Written		– 0	–	(45,279)		– 0	–	(45,279)
Centrally Cleared Interest Rate Swaps		– 0	–	(20,043)		– 0	–	(20,043	)(b)
Credit Default Swaps		– 0	–	(43,491)		– 0	–	(43,491)
Inflation (CPI) Swaps		– 0	–	(874)		– 0	–	(874)
Total Return Swaps		– 0	–	(85,177)		– 0	–	(85,177)

Total(c)		$33,459,411		$65,419,535		$8,607,904		$107,486,850

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds	Total
Balance as of 8/31/17	$3,654,007	$3,654,007
Accrued discounts/(premiums)	5,016	5,016
Realized gain (loss)	(15,437)	(15,437)
Change in unrealized appreciation/depreciation	26,781	26,781
Purchases	5,398,661	5,398,661
Sales	(478,785)	(478,785)
Transfers in to Level 3	291,688	291,688
Transfers out of Level 3	(274,027)	(274,027)

Balance as of 8/31/18	$8,607,904	$8,607,904 (a)

Net change in unrealized appreciation/depreciation from investments held as of 8/31/18(b)	$18,831	$18,831

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)

The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of August 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s

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pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to .99%, 1.74%, 1.74% and .74% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended August 31, 2018, such reimbursement amounted to $376,408. The Expense Caps will remain in effect through December 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $5,706.

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2018 is as follows:

Fund	Market Value 8/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 8/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$852	$80,814	$80,001	$1,665	$46

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $50,491 for the year ended August 31, 2018.

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The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended August 31, 2018, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $0 and $152,654, respectively, with a realized loss of $13,600.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $683 from the sale of Class A shares and received $6,913, $986 and $329 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2018.

Brokerage commissions paid on investment transactions for the year ended August 31, 2018 amounted to $71,266, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be

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owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$58,207,503		$78,561,740
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$105,558,200

Gross unrealized appreciation	$5,760,910
Gross unrealized depreciation	(3,581,294)

Net unrealized appreciation	$2,179,616

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended August 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased

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by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended August 31, 2018, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets

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and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended August 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended August 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of August 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended August 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended August 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended August 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$37,447	*	Receivable/Payable for variation margin on futures	$52,860	*

Equity contracts	Receivable/Payable for variation margin on futures	439,999	*	Receivable/Payable for variation margin on futures	253,584	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	10,435	*	Receivable/Payable for variation margin on centrally cleared swaps	20,043	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	904,131		Unrealized depreciation on forward currency exchange contracts	1,112,487

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Options written, at value	$134,327

Interest rate contracts	Unrealized appreciation on inflation swaps	$540	Unrealized depreciation on inflation swaps	874

Credit contracts			Market value on credit default swaps	43,491

Equity contracts			Unrealized depreciation on total return swaps	85,177

Total		$1,392,552		$1,702,843

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(563,598)	$(5,045)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,792,012)	697,051

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(467,261)	(665)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(253,716)	(127,824)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,737	(120,136)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$47,723	$476

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,000,545	(164,885)

Total		$(18,582)	$278,972

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2018:

Futures:
Average original value of buy contracts	$24,796,342
Average original value of sale contracts	$31,432,920

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$30,734,423
Average principal amount of sale contracts	$33,308,144

Options Written:
Average notional amount	$6,925

Inflation Swaps:
Average notional amount	$5,640,000	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,195,835

Credit Default Swaps:
Average notional amount of sale contracts	$618,100	(b)

Total Return Swaps:
Average notional amount	$49,484,876	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/

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NOTES TO FINANCIAL STATEMENTS (continued)

pledged by the Fund as of August 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$2,004	$(2,004)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	176,615	(176,615)			– 0	–		– 0	–	– 0	–
Citibank, NA	10,552	(10,552)			– 0	–		– 0	–	– 0	–
Credit Suisse International	135,180	(135,180)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	84,894	(84,894)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	73,022	(73,022)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	13,498	– 0	–		– 0	–		– 0	–	13,498
JPMorgan Chase Bank, NA	540	(540)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	14,992	– 0	–		– 0	–		– 0	–	14,992
Standard Chartered Bank	54,672	– 0	–		– 0	–		– 0	–	54,672
State Street Bank & Trust Co.	327,371	(157,632)			– 0	–		– 0	–	169,739
UBS AG	11,331	(11,331)			– 0	–		– 0	–	– 0	–

Total	$904,671	$(651,770)		$	– 0	–	$	– 0	–	$252,901	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$45,400	$(2,004)		$	– 0	–	$	– 0	–	$43,396
Barclays Bank PLC	179,480	(176,615)			– 0	–		– 0	–	2,865
BNP Paribas SA	57,385	– 0	–		– 0	–		– 0	–	57,385
Citibank, NA	137,006	(10,552)			– 0	–		– 0	–	126,454
Citigroup Global Markets, Inc.	956	– 0	–		– 0	–		– 0	–	956
Credit Suisse International	199,751	(135,180)			– 0	–		– 0	–	64,571
Deutsche Bank AG	349,326	(84,894)			– 0	–		– 0	–	264,432

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$195,446	$(73,022)	$(122,424)		$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA	31,956	(540)	– 0	–		– 0	–		31,416
State Street Bank & Trust Co.	157,632	(157,632)	– 0	–		– 0	–		– 0	–
UBS AG	22,018	(11,331)	– 0	–		– 0	–		10,687

Total	$1,376,356	$(651,770)	$(122,424)		$	– 0	–		$602,162	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class A
Shares sold	59,319	286,363	$776,388	$3,802,803

Shares issued in reinvestment of dividends and distributions	589,797	92,015	7,572,682	1,181,476

Shares converted from Class B	9,276	40,340	122,429	530,408

Shares converted from Class C	209,112	759,662	2,706,653	10,166,713

Shares redeemed	(995,328)	(1,184,444)	(12,898,561)	(15,664,454)

Net increase (decrease)	(127,824)	(6,064)	$(1,720,409)	$16,946

Class B
Shares sold	3,637	7,880	$48,126	$106,203

Shares issued in reinvestment of dividends and distributions	4,911	435	64,560	5,685

Shares converted to Class A	(9,118)	(39,894)	(122,429)	(530,408)

Shares redeemed	(6,107)	(15,521)	(79,922)	(206,499)

Net decrease	(6,677)	(47,100)	$(89,665)	$(625,019)

Class C
Shares sold	29,177	54,351	$379,376	$718,233

Shares issued in reinvestment of dividends and distributions	65,212	18,386	852,359	237,358

Shares converted to Class A	(206,704)	(757,411)	(2,706,653)	(10,166,713)

Shares redeemed	(175,835)	(346,378)	(2,309,610)	(4,598,351)

Net decrease	(288,150)	(1,031,052)	$(3,784,528)	$(13,809,473)

Advisor Class
Shares sold	409,109	527,661	$5,322,973	$6,994,174

Shares issued in reinvestment of dividends and distributions	301,378	54,739	3,875,451	703,396

Shares redeemed	(756,015)	(717,853)	(9,704,923)	(9,556,693)

Net decrease	(45,528)	(135,453)	$(506,499)	$(1,859,123)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

High Yield Securities Risk—Investments in fixed-income securities with ratings below investment grade (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invest more of its assets in a particular state’s municipal securities, the Fund’s may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Liquidity Risk—Liquidity risk occurs when certain investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,653,335	$915,382
Long-term capital gains	6,716,865	744,793

Total taxable distributions	11,370,200	1,660,175
Tax-exempt distributions	3,033,397	863,430

Total distributions paid	$14,403,597	$2,523,605

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NOTES TO FINANCIAL STATEMENTS (continued)

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,675,377	(a)
Undistributed capital gains	1,532,650
Unrealized appreciation/(depreciation)	2,177,121	(b)

Total accumulated earnings/(deficit)	$6,385,148	(c)

(a)	Includes tax exempt income of $118,183.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), foreign currency reclassifications, the redesignation of dividends, and prior year utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 13.93	$ 13.20	$ 13.32	$ 14.13	$ 12.87

Income From Investment Operations
Net investment income(a)(b)	.36	.34	†	.17	.19	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.65	.37	(.49)	1.24
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35	.99	.54	(.30)	1.52

Less: Dividends and Distributions
Dividends from net investment income	(.69)	(.19)	(.21)	(.06)	(.26)
Distributions from net realized gain on investment transactions	(.91)	(.07)	(.45)	(.45)	– 0	–

Total dividends and distributions	(1.60)	(.26)	(.66)	(.51)	(.26)

Net asset value, end of period	$ 12.68	$ 13.93	$ 13.20	$ 13.32	$ 14.13

Total Return
Total investment return based on net asset value(d)*	2.54	%^	7.64	%†^	4.19%	(2.19)%	11.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,946	$77,486	$73,526	$79,242	$95,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.99%	1.08%	1.13%	1.13%	1.19%
Expenses, before waivers/reimbursements(e)‡	1.31%	1.25%	1.19%	1.18%	1.20%
Net investment income(b)	2.77%	2.57	%†	1.31%	1.39%	2.03%
Portfolio turnover rate	50%	85%	25%	29%	58%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.11%	.16%	.17%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.08	$ 13.27	$ 13.29	$ 14.15	$ 12.90

Income From Investment Operations
Net investment income(a)(b)	.27	.24	†	.08	.09	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)	.64	.37	(.50)	1.24
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.26	.88	.45	(.41)	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.45)	– 0	–	(.02)	– 0	–	(.18)
Distributions from net realized gain on investment transactions	(.91)	(.07)	(.45)	(.45)	– 0	–

Total dividends and distributions	(1.36)	(.07)	(.47)	(.45)	(.18)

Net asset value, end of period	$ 12.98	$ 14.08	$ 13.27	$ 13.29	$ 14.15

Total Return
Total investment return based on net asset value(d)*	1.83	%^	6.69	%†^	3.46%	(2.98)%	11.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$615	$762	$1,342	$2,322	$4,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.74%	1.88%	1.88%	1.88%	1.91%
Expenses, before waivers/reimbursements(e)‡	2.09%	2.03%	1.94%	1.94%	1.91%
Net investment income(b)	2.02%	1.80	%†	.60%	.68%	1.41%
Portfolio turnover rate	50%	85%	25%	29%	58%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.11%	.16%	.17%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 13.93	$ 13.19	$ 13.30	$ 14.17	$ 12.92

Income From Investment Operations
Net investment income(a)(b)	.27	.23	†	.07	.09	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)	.66	.37	(.50)	1.25
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25	.89	.44	(.41)	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.08)	(.10)	(.01)	(.18)
Distributions from net realized gain on investment transactions	(.91)	(.07)	(.45)	(.45)	– 0	–

Total dividends and distributions	(1.28)	(.15)	(.55)	(.46)	(.18)

Net asset value, end of period	$ 12.90	$ 13.93	$ 13.19	$ 13.30	$ 14.17

Total Return
Total investment return based on net asset value(d)*	1.83	%^	6.82	%†^	3.40%	(2.96)%	11.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,383	$11,986	$24,955	$27,177	$31,135
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.74%	1.86%	1.89%	1.88%	1.90%
Expenses, before waivers/reimbursements(e)‡	2.05%	1.99%	1.94%	1.94%	1.90%
Net investment income(b)	2.02%	1.72	%†	.56%	.63%	1.33%
Portfolio turnover rate	50%	85%	25%	29%	58%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.11%	.16%	.17%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 13.96	$ 13.24	$ 13.36	$ 14.16	$ 12.88

Income From Investment Operations
Net investment income(a)(b)	.39	.37	†	.20	.22	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.00	)(c)	.64	.38	(.49)	1.26
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	1.01	.58	(.27)	1.57

Less: Dividends and Distributions
Dividends from net investment income	(.74)	(.22)	(.25)	(.08)	(.29)
Distributions from net realized gain on investment transactions	(.91)	(.07)	(.45)	(.45)	– 0	–

Total dividends and distributions	(1.65)	(.29)	(.70)	(.53)	(.29)

Net asset value, end of period	$ 12.70	$ 13.96	$ 13.24	$ 13.36	$ 14.16

Total Return
Total investment return based on net asset value(d)*	2.95%	7.84	%†^	4.48%	(1.96)%	12.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,479	$39,646	$39,382	$40,917	$40,249
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.74%	.84%	.89%	.88%	.89%
Expenses, before waivers/reimbursements(e)‡	1.06%	1.00%	.94%	.94%	.90%
Net investment income(b)	3.02%	2.81	%†	1.55%	1.61%	2.24%
Portfolio turnover rate	50%	85%	25%	29%	58%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04%	.11%	.16%	.17%	.01%

See footnote summary on page 89.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended August 31, 2017, such waiver amounted to .04%.

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 by .01%, .01%, .02%, .05% and .01%, respectively.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed All Market Income Portfolio (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2018. For individual shareholders, the Fund designates 47.66% of dividends paid as qualified dividend income. For corporate shareholders, 17.09% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.15% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer Michael B. Reyes, Senior Analyst

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy are the investment professionals primarily responsible for the day-to-day management of Tax-Managed All Market Income Portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Morgan C. Harting 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including The AB Portfolios in respect of AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

The directors approved the Fund’s current Advisory Agreement at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Board’s approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (formerly AB Tax-Managed Balanced Wealth Strategy) (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2016 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2017.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater

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legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0151-0818

AUG    08.31.18

ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

October 8, 2018

This report provides management’s discussion of fund performance for AB Tax-Managed Wealth Appreciation Strategy for the annual reporting period ended August 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2018 (unaudited)

	6 Months	12 Months
AB TAX-MANAGED WEALTH APPRECIATION STRATEGY[1]
Class A Shares	2.57%	12.13%
Class B Shares[2]	2.15%	11.22%
Class C Shares	2.17%	11.31%
Advisor Class Shares[3]	2.68%	12.41%
MSCI ACWI (net)	2.14%	11.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2018, by 0.00% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2018.

For the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class B and C shares underperformed, before sales charges. The Fund’s overall allocation of 60% US stocks and 40% non-US stocks contributed relative to the benchmark, as US and developed markets outperformed emerging markets. Within regional allocations, stock selection in US small-caps and emerging markets detracted, while positive stock selection in US small/mid-cap stocks and international small- and large-cap stocks contributed.

For the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund’s overall allocation of 60% US stocks and 40% non-US stocks contributed to performance. Positive stock selection in small/mid-cap growth stocks in the US contributed the most, while stock selection in US small-caps and emerging markets detracted.

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During both periods, the Fund utilized derivatives for investment purposes in the form of futures, which added to absolute returns, and currency forwards, which had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended August 31, 2018, US and non-US stocks gained while emerging-market equities were essentially flat. Growth stocks outperformed value stocks, in terms of style, and small-cap stocks outperformed their large-cap peers. US equity indices set multiple records as stocks rallied in anticipation of major corporate tax reform and benefited thereafter, as shown by strong earnings results. Although performance was tempered by fears about interest-rate increases, trade wars and geopolitical issues, stocks generally advanced amid encouraging economic data. Emerging-market equities were very strong early on, but turned negative as they were weighed down by market volatility, US-dollar strength and concerns about the ability of emerging-market countries to service their debt.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility.

The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”) and the Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB Tax-Managed International Portfolio”), each a registered investment company advised by the Adviser. The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity

(continued on next page)

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securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB Tax-Managed International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB Tax-Managed International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

4 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and,

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2008 TO 8/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed Wealth Appreciation Strategy Class A shares (from 8/31/2008 to 8/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.13%	7.35%
5 Years	9.57%	8.61%
10 Years	5.95%	5.49%
CLASS B SHARES
1 Year	11.22%	7.25%
5 Years	8.74%	8.74%
10 Years[1]	5.32%	5.32%
CLASS C SHARES
1 Year	11.31%	10.31%
5 Years	8.77%	8.77%
10 Years	5.18%	5.18%
ADVISOR CLASS SHARES[2]
1 Year	12.41%	12.41%
5 Years	9.86%	9.86%
10 Years	6.24%	6.24%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.45%, 2.24%, 2.21% and 1.20% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.05%, 1.84%, 1.81% and 0.80% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	5.01%
5 Years	7.45%
10 Years	6.84%
CLASS B SHARES
1 Year	4.91%
5 Years	7.57%
10 Years[1]	6.66%
CLASS C SHARES
1 Year	7.89%
5 Years	7.59%
10 Years	6.52%
ADVISOR CLASS SHARES[2]
1 Year	10.00%
5 Years	8.67%
10 Years	7.61%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	1.84%
5 Years	5.96%
10 Years	6.01%
CLASS B SHARES
1 Year	1.91%
5 Years	6.38%
10 Years[1]	5.99%
CLASS C SHARES
1 Year	4.90%
5 Years	6.34%
10 Years	5.88%
ADVISOR CLASS SHARES[2]
1 Year	6.61%
5 Years	7.08%
10 Years	6.70%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

Returns
CLASS A SHARES
1 Year	4.51%
5 Years	5.51%
10 Years	5.35%
CLASS B SHARES
1 Year	4.50%
5 Years	5.73%
10 Years[1]	5.24%
CLASS C SHARES
1 Year	6.27%
5 Years	5.73%
10 Years	5.14%
ADVISOR CLASS SHARES[2]
1 Year	7.53%
5 Years	6.46%
10 Years	5.97%

(footnotes continued on next page)

10 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,025.70	$3.22	0.63%	$5.21	1.02%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$5.19	1.02%
Class B
Actual	$1,000	$1,021.50	$7.18	1.41%	$9.17	1.80%
Hypothetical**	$1,000	$1,018.10	$7.17	1.41%	$9.15	1.80%
Class C
Actual	$1,000	$1,021.70	$7.08	1.39%	$9.07	1.78%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%	$9.05	1.78%
Advisor Class
Actual	$1,000	$1,026.80	$1.94	0.38%	$3.93	0.77%
Hypothetical**	$1,000	$1,023.29	$1.94	0.38%	$3.92	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO SUMMARY

August 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $748.6

1

All data are as of August 31, 2018. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

August 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 53.2%
Information Technology – 14.8%
Communications Equipment – 1.0%
Cisco Systems, Inc.	107,060	$5,114,256
Nokia Oyj (Sponsored ADR) – Class A	384,028	2,131,356

		7,245,612

Electronic Equipment, Instruments & Components – 0.3%
CDW Corp./DE	26,442	2,315,261

Internet Software & Services – 4.2%
Alphabet, Inc. – Class A(a)	1,345	1,656,771
Alphabet, Inc. – Class C(a)	14,189	17,284,898
eBay, Inc.(a)	54,634	1,890,883
Facebook, Inc. – Class A(a)	59,035	10,374,220

		31,206,772

IT Services – 2.3%
Cognizant Technology Solutions Corp. – Class A	40,303	3,160,964
Fidelity National Information Services, Inc.	11,582	1,252,825
Total System Services, Inc.	28,288	2,747,896
Visa, Inc. – Class A	69,349	10,186,675

		17,348,360

Semiconductors & Semiconductor Equipment – 1.6%
Intel Corp.	97,816	4,737,229
Texas Instruments, Inc.	31,082	3,493,617
Xilinx, Inc.	48,106	3,744,090

		11,974,936

Software – 2.9%
Adobe Systems, Inc.(a)	10,938	2,882,272
Electronic Arts, Inc.(a)	4,384	497,190
Microsoft Corp.	111,729	12,550,519
Oracle Corp.	112,290	5,455,048

		21,385,029

Technology Hardware, Storage & Peripherals – 2.5%
Apple, Inc.	64,248	14,624,772
HP, Inc.	121,141	2,986,126
Xerox Corp.	53,327	1,485,690

		19,096,588

		110,572,558

Financials – 9.2%
Banks – 4.5%
Bank of America Corp.	372,263	11,514,094
Citigroup, Inc.	47,004	3,348,565

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JPMorgan Chase & Co.	102,286	$11,719,930
Wells Fargo & Co.	124,133	7,259,298

		33,841,887

Capital Markets – 1.6%
CME Group, Inc. – Class A	21,238	3,710,916
Goldman Sachs Group, Inc. (The)	19,242	4,575,940
S&P Global, Inc.	18,247	3,778,041

		12,064,897

Consumer Finance – 0.5%
Capital One Financial Corp.	4,640	459,778
Synchrony Financial	100,651	3,187,617

		3,647,395

Diversified Financial Services – 0.7%
Berkshire Hathaway, Inc. – Class B(a)	22,746	4,747,545

Insurance – 1.9%
Allstate Corp. (The)	1,701	171,070
American International Group, Inc.	9,150	486,505
Everest Re Group Ltd.	20,558	4,584,845
Fidelity National Financial, Inc.	94,810	3,801,881
Progressive Corp. (The)	79,871	5,393,689

		14,437,990

		68,739,714

Health Care – 6.7%
Biotechnology – 1.1%
Biogen, Inc.(a)	11,471	4,054,884
Gilead Sciences, Inc.	51,432	3,894,945

		7,949,829

Health Care Equipment & Supplies – 1.2%
Edwards Lifesciences Corp.(a)	28,102	4,053,432
Intuitive Surgical, Inc.(a)	4,771	2,671,760
Medtronic PLC	24,672	2,378,628

		9,103,820

Health Care Providers & Services – 2.6%
Aetna, Inc.	23,904	4,787,254
Anthem, Inc.	18,196	4,817,027
Cigna Corp.	6,832	1,286,739
Quest Diagnostics, Inc.	12,282	1,350,774
UnitedHealth Group, Inc.	27,938	7,500,236

		19,742,030

Pharmaceuticals – 1.8%
Johnson & Johnson	15,142	2,039,476
Merck & Co., Inc.	30,536	2,094,464
Pfizer, Inc.	140,057	5,815,167
Zoetis, Inc.	39,761	3,602,347

		13,551,454

		50,347,133

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 6.4%
Auto Components – 0.4%
Magna International, Inc. – Class A	61,846	$3,347,105

Hotels, Restaurants & Leisure – 0.4%
McDonald’s Corp.	17,067	2,768,779
Starbucks Corp.	8,366	447,163

		3,215,942

Internet & Direct Marketing Retail – 0.2%
Booking Holdings, Inc.(a)	566	1,104,577

Media – 1.5%
Comcast Corp. – Class A	198,933	7,358,532
Walt Disney Co. (The)	32,409	3,630,456

		10,988,988

Specialty Retail – 3.2%
AutoZone, Inc.(a)	4,888	3,748,510
Home Depot, Inc. (The)	40,865	8,204,466
Ross Stores, Inc.	50,495	4,836,411
TJX Cos., Inc. (The)	63,732	7,008,608

		23,797,995

Textiles, Apparel & Luxury Goods – 0.7%
NIKE, Inc. – Class B	65,504	5,384,429

		47,839,036

Consumer Staples – 4.0%
Beverages – 1.1%
Constellation Brands, Inc. – Class A	15,467	3,220,229
PepsiCo, Inc.	48,907	5,478,073

		8,698,302

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	25,420	5,926,164
US Foods Holding Corp.(a)	43,754	1,425,943
Walmart, Inc.	77,573	7,436,148

		14,788,255

Household Products – 0.5%
Procter & Gamble Co. (The)	42,284	3,507,458

Tobacco – 0.4%
Altria Group, Inc.	54,167	3,169,853

		30,163,868

Industrials – 3.6%
Aerospace & Defense – 1.8%
Boeing Co. (The)	15,398	5,278,280
L3 Technologies, Inc.	1	214
Northrop Grumman Corp.	14,795	4,416,160
Raytheon Co.	21,369	4,261,833

		13,956,487

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.4%
Delta Air Lines, Inc.	48,076	$2,811,484

Electrical Equipment – 0.1%
Eaton Corp. PLC	6,425	534,175

Industrial Conglomerates – 0.6%
Honeywell International, Inc.	30,769	4,894,117
Roper Technologies, Inc.	10	2,984

		4,897,101

Road & Rail – 0.7%
Norfolk Southern Corp.	28,722	4,993,032

		27,192,279

Energy – 2.8%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	33,671	2,126,660

Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp.	44,245	5,241,263
EOG Resources, Inc.	35,471	4,193,736
Exxon Mobil Corp.	53,050	4,253,019
Marathon Petroleum Corp.	63,438	5,220,313

		18,908,331

		21,034,991

Real Estate – 2.7%
Equity Real Estate Investment Trusts (REITs) – 2.3%
Crown Castle International Corp.	41,083	4,684,694
CubeSmart	104,458	3,191,192
Mid-America Apartment Communities, Inc.	53,010	5,489,716
Sun Communities, Inc.	35,017	3,613,054

		16,978,656

Real Estate Management & Development – 0.4%
CBRE Group, Inc. – Class A(a)	66,001	3,221,509

		20,200,165

Utilities – 1.7%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	98,356	7,055,076
Edison International	33,826	2,223,383

		9,278,459

Multi-Utilities – 0.5%
NiSource, Inc.	134,854	3,650,498

		12,928,957

Telecommunication Services – 1.2%
Diversified Telecommunication Services – 0.9%
Verizon Communications, Inc.	117,332	6,379,341

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 0.3%
T-Mobile US, Inc.(a)	34,179	$2,257,181

		8,636,522

Materials – 0.1%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A	7,740	872,918

Total Common Stocks (cost $288,746,472)		398,528,141

INVESTMENT COMPANIES – 46.7%
Funds and Investment Trusts – 46.7%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	1,295,029	18,622,522
AB Trust – AB Discovery Value Fund. Inc. – Class Z	761,402	18,197,498
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,504,397	44,190,442
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	11,730,202	146,862,132
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,530,170	20,335,962
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	652,587	18,996,803
Sanford C. Bernstein Fund, Inc. – Tax-Managed International Portfolio – Class Z	4,668,160	82,252,976

Total Investment Companies (cost $337,303,756)		349,458,335

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.87%(b)(c)(d) (cost $79,184)	79,184	79,184

Total Investments – 99.9% (cost $626,129,412)		748,065,660
Other assets less liabilities – 0.1%		575,408

Net Assets – 100.0%		$748,641,068

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF ASSETS & LIABILITIES

August 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $288,746,472)	$398,528,141
Affiliated issuers (cost $337,382,940)	349,537,519
Foreign currencies, at value (cost $2)	2
Unaffiliated dividends receivable	828,256
Receivable for shares of beneficial interest sold	474,313
Receivable for investment securities sold	221,693
Affiliated dividends receivable	1,617
Other assets	164,995

Total assets	749,756,536

Liabilities
Payable for shares of beneficial interest redeemed	744,339
Advisory fee payable	190,457
Audit and tax fee payable	61,550
Distribution fee payable	15,798
Administrative fee payable	11,345
Transfer Agent fee payable	7,611
Trustees’ fees payable	66
Accrued expenses	84,302

Total liabilities	1,115,468

Net Assets	$748,641,068

Composition of Net Assets
Shares of beneficial interest, at par	$445
Additional paid-in capital	596,399,246
Undistributed net investment income	1,643,891
Accumulated net realized gain on investment and foreign currency transactions	28,657,053
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	121,940,433

$748,641,068

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$39,519,214	2,357,576	$16.76	*

B	$304,958	18,368	$16.60

C	$8,576,863	520,798	$16.47

Advisor	$700,240,033	41,570,440	$16.84

*	The maximum offering price per share for Class A shares was $17.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended August 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $31,381)	$6,663,266
Affiliated issuers	5,405,698
Interest	25	$12,068,989

Expenses
Advisory fee (see Note B)	4,738,487
Distribution fee—Class A	101,213
Distribution fee—Class B	3,569
Distribution fee—Class C	90,186
Transfer agency—Class A	8,258
Transfer agency—Class B	169
Transfer agency—Class C	2,049
Transfer agency—Advisor Class	138,389
Custodian	142,197
Legal	89,730
Audit and tax	81,030
Administrative	65,700
Registration fees	64,862
Printing	49,817
Trustees’ fees	25,863
Miscellaneous	25,911

Total expenses	5,627,430
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,697,739)

Net expenses		2,929,691

Net investment income		9,139,298

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		1,509,115
Investment transactions		23,276,785
Forward currency exchange contracts		(34,244)
Futures		24,738
Foreign currency transactions		6,817
Net realized gain distributions from Affiliated Underlying Portfolios		5,052,121
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		8,337,917
Investments		37,011,226
Forward currency exchange contracts		34,244
Foreign currency denominated assets and liabilities		(9,702)

Net gain on investment and foreign currency transactions		75,209,017

Net Increase in Net Assets from Operations		$84,348,315

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase in Net Assets from Operations
Net investment income	$9,139,298	$19,580,421
Net realized gain on investment and foreign currency transactions	24,783,211	27,776,881
Net realized gain distributions from Affiliated Underlying Portfolios	5,052,121	48,498,022
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	45,373,685	1,400,068

Net increase in net assets from operations	84,348,315	97,255,392
Dividends and Distributions to Shareholders from
Net investment income
Class A	(909,011)	(607,091)
Class B	(5,411)	(4,431)
Class C	(123,214)	(164,450)
Advisor Class	(16,158,951)	(13,450,035)
Net realized gain on investment transactions
Class A	(3,796,607)	(298,821)
Class B	(36,996)	(4,468)
Class C	(888,256)	(133,493)
Advisor Class	(61,260,409)	(5,844,092)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	59,557,867	(75,794,795)

Total increase	60,727,327	953,716
Net Assets
Beginning of period	687,913,741	686,960,025

End of period (including undistributed net investment income of $1,643,891 and $9,727,771, respectively)	$748,641,068	$687,913,741

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

August 31, 2018

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$398,528,141		$	– 0	–	$	– 0	–	$398,528,141
Investment Companies	349,458,335			– 0	–		– 0	–	349,458,335
Short-Term Investments	79,184			– 0	–		– 0	–	79,184

Total Investments in Securities	748,065,660			– 0	–		– 0	–	748,065,660
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$748,065,660		$	– 0	–	$	– 0	–	$748,065,660

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2018, the reimbursement for such services amounted to $65,700.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $4,142.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2018. For the year ended August 31, 2018, such waivers and/or reimbursements amounted to $2,693,597.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2018 is as follows:

											Distributions
Fund	Market Value 8/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/18 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$2,764	$89,147	$91,831	$	– 0	–	$	– 0	–	$80	$27		$	– 0	–
AB Discovery Growth Fund, Inc.	16,720	1,103	4,523		671			4,652		18,623	– 0	–		1,102
AB Trust:
AB Discovery Value Fund, Inc.	16,338	1,128	1,207		62			1,876		18,197	85			1,044
Bernstein Fund, Inc.:
International Small Cap Portfolio	41,608	4,648	2,710		159			485		44,190	1,036			577
International Strategic Equities Portfolio	136,294	17,781	7,378		399			(234)		146,862	1,940			2,146
Small Cap Core Portfolio	16,404	2,679	1,362		89			2,526		20,336	846			183
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	19,683	2,009	1,244		102			(1,553)		18,997	209			– 0	–
Tax-Managed International Portfolio	76,671	5,875	906		27			586		82,253	1,263			– 0	–

Total					$1,509			$8,338		$349,538	$5,406			$5,052

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $96,539 for the year ended August 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $635 from the sale of Class A shares and received $0, $7 and $105 in contingent deferred sales charges imposed upon redemptions by

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2018.

Brokerage commissions paid on investment transactions for the year ended August 31, 2018 amounted to $57,880, of which $15,113 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Class A shares are limited to an annual rate of .25% of Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$182,544,278		$188,777,825
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$626,456,441

Gross unrealized appreciation	$124,508,474
Gross unrealized depreciation	(2,899,255)

Net unrealized appreciation	$121,609,219

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2018, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2018, the Fund held forward currency exchange contracts for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended August 31, 2018, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$24,738	$	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(34,244)		34,244

Total		$(9,506)		$34,244

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2018:

Futures:
Average original value of buy contracts	$1,273,693	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,266,114	(b)
Average principal amount of sale contracts	$2,244,552	(b)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for two months during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of

34 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class A
Shares sold	40,664	116,914	$673,631	$1,818,396

Shares issued in reinvestment of dividends and distributions	256,158	56,439	4,126,704	840,377

Shares converted from Class B	8,164	10,954	133,737	168,905

Shares converted from Class C	64,785	321,874	1,075,002	5,161,774

Shares redeemed	(354,977)	(311,467)	(5,909,897)	(4,802,420)

Net increase	14,794	194,714	$99,177	$3,187,032

Class B
Shares sold	1,151	1,772	$19,100	$27,250

Shares issued in reinvestment of dividends and distributions	2,641	595	42,360	8,821

Shares converted to Class A	(8,222)	(11,068)	(133,737)	(168,905)

Shares redeemed	(946)	(6,481)	(15,665)	(100,445)

Net decrease	(5,376)	(15,182)	$(87,942)	$(233,279)

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class C
Shares sold	14,860	23,056	$247,292	$353,568

Shares issued in reinvestment of dividends and distributions	48,088	15,983	765,090	234,947

Shares converted to Class A	(65,830)	(326,774)	(1,075,002)	(5,161,774)

Shares redeemed	(42,671)	(116,329)	(707,998)	(1,769,291)

Net decrease	(45,553)	(404,064)	$(770,618)	$(6,342,550)

Advisor Class
Shares sold	5,292,801	3,988,404	$87,529,177	$62,370,312

Shares issued in reinvestment of dividends and distributions	4,285,617	1,064,976	69,255,567	15,900,099

Shares redeemed	(5,748,122)	(9,546,894)	(96,467,494)	(150,676,409)

Net increase (decrease)	3,830,296	(4,493,514)	$60,317,250	$(72,405,998)

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs,

36 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$22,669,862	$14,799,804
Net long-term capital gains	60,508,993	5,707,077

Total taxable distributions paid	$83,178,855	$20,506,881

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,643,891
Undistributed capital gains	28,984,082
Unrealized appreciation/(depreciation)	121,613,404	(a)

Total accumulated earnings/(deficit)	$152,241,377

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities, foreign currency reclassifications, the redesignation of dividends, and the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.85	$ 15.08	$ 15.41	$ 16.51	$ 13.86

Income From Investment Operations
Net investment income(a)(b)	.18	.42	.17	.20	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.78	1.78	.60	(.91)	2.65
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.96	2.20	.77	(.71)	2.97

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.29)	(.16)	(.25)	(.32)
Distributions from net realized gain on investment transactions	(1.66)	(.14)	(.94)	(.14)	– 0	–

Total dividends and distributions	(2.05)	(.43)	(1.10)	(.39)	(.32)

Net asset value, end of period	$ 16.76	$ 16.85	$ 15.08	$ 15.41	$ 16.51

Total Return
Total investment return based on net asset value(d)	12.13	%*	14.98	%*	5.23	%*	(4.34	)%*	21.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,519	$39,479	$32,398	$34,813	$39,534
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.62%	.88%	.93%	.93%	1.04%
Expenses, before waivers/reimbursements(e)†	1.00%	1.01%	1.01%	1.00%	1.04%
Net investment income(b)	1.05%	2.70%	1.16%	1.24%	2.05%
Portfolio turnover rate	25%	112%	47%	49%	61%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.23%	.23%	.23%	.01%

See footnote summary on page 43.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.69	$ 14.91	$ 15.19	$ 16.24	$ 13.61

Income From Investment Operations
Net investment income(a)(b)	.06	.27	.06	.08	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75	1.79	.60	(.90)	2.59
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.81	2.06	.66	(.82)	2.81

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.14)	– 0	–	(.09)	(.18)
Distributions from net realized gain on investment transactions	(1.66)	(.14)	(.94)	(.14)	– 0	–

Total dividends and distributions	(1.90)	(.28)	(.94)	(.23)	(.18)

Net asset value, end of period	$ 16.60	$ 16.69	$ 14.91	$ 15.19	$ 16.24

Total Return
Total investment return based on net asset value(d)	11.22	%*	14.08	%*	4.50	%*	(5.09	)%*	20.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305	$396	$580	$821	$1,837
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.40%	1.68%	1.69%	1.69%	1.76%
Expenses, before waivers/reimbursements(e)†	1.77%	1.80%	1.77%	1.77%	1.76%
Net investment income(b)	.34%	1.75%	.43%	.51%	1.43%
Portfolio turnover rate	25%	112%	47%	49%	61%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.23%	.23%	.23%	.01%

See footnote summary on page 43.

40 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.55	$ 14.82	$ 15.15	$ 16.23	$ 13.62

Income From Investment Operations
Net investment income(a)(b)	.05	.27	.06	.07	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.75	1.78	.59	(.87)	2.60
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.80	2.05	.65	(.80)	2.81

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.18)	(.04)	(.14)	(.20)
Distributions from net realized gain on investment transactions	(1.66)	(.14)	(.94)	(.14)	– 0	–

Total dividends and distributions	(1.88)	(.32)	(.98)	(.28)	(.20)

Net asset value, end of period	$ 16.47	$ 16.55	$ 14.82	$ 15.15	$ 16.23

Total Return
Total investment return based on net asset value(d)	11.31	%*	14.09	%*	4.44	%*	(4.99	)%*	20.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,577	$9,373	$14,380	$16,102	$17,964
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	1.38%	1.65%	1.68%	1.68%	1.75%
Expenses, before waivers/reimbursements(e)†	1.75%	1.76%	1.76%	1.76%	1.75%
Net investment income(b)	.32%	1.78%	.42%	.47%	1.35%
Portfolio turnover rate	25%	112%	47%	49%	61%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.23%	.23%	.23%	.01%

See footnote summary on page 43.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.92	$ 15.14	$ 15.47	$ 16.58	$ 13.91

Income From Investment Operations
Net investment income(a)(b)	.21	.45	.21	.24	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.80	1.80	.61	(.91)	2.66
Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.01	2.25	.82	(.67)	3.03

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.33)	(.21)	(.30)	(.36)
Distributions from net realized gain on investment transactions	(1.66)	(.14)	(.94)	(.14)	– 0	–

Total dividends and distributions	(2.09)	(.47)	(1.15)	(.44)	(.36)

Net asset value, end of period	$ 16.84	$ 16.92	$ 15.14	$ 15.47	$ 16.58

Total Return
Total investment return based on net asset value(d)	12.41	%*	15.27	%*	5.50	%*	(4.10	)%*	22.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$700,240	$638,666	$639,602	$648,133	$687,496
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)†	.38%	.64%	.68%	.68%	.74%
Expenses, before waivers/reimbursements(e)†	.75%	.76%	.76%	.76%	.74%
Net investment income(b)	1.28%	2.89%	1.41%	1.46%	2.36%
Portfolio turnover rate	25%	112%	47%	49%	61%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.23%	.23%	.23%	.01%

See footnote summary on page 43.

42 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2018 and August 31, 2017, such waiver amounted to .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017, August 31, 2016 and August 31, 2015 by .02%, .02%, .01% and .04%, respectively.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Tax-Managed Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

44 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2018

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2018. For individual shareholders, the Fund designates 62.47% of dividends paid as qualified dividend income. For corporate shareholders, 40.90% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

46 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer Michael B. Reyes, Senior Analyst

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Tax-Managed Wealth Appreciation Strategy’s portfolio.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Ding Liu 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Nelson Yu 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including The AB Portfolios in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

The directors approved the Fund’s current Advisory Agreement at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Board’s approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent

66 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 67

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

68 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0151-0818

AUG    08.31.18

ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

ANNUAL REPORT

October 9, 2018

This report provides management’s discussion of fund performance for AB Wealth Appreciation Strategy for the annual reporting period ended August 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF AUGUST 31, 2018 (unaudited)

	6 Months	12 Months
AB WEALTH APPRECIATION STRATEGY[1]
Class A Shares	2.60%	12.21%
Class B Shares[2]	2.21%	11.36%
Class C Shares	2.18%	11.31%
Advisor Class Shares[3]	2.73%	12.44%
Class R Shares[3]	2.31%	11.62%
Class K Shares[3]	2.49%	12.01%
Class I Shares[3]	2.73%	12.41%
MSCI ACWI (net)	2.14%	11.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended August 31, 2018, by 0.00% and 0.05%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended August 31, 2018.

For the 12-month period, all share classes, except Class B and C shares, outperformed the benchmark, before sales charges. The Fund’s overall allocation of 60% US stocks and 40% non-US stocks contributed relative to the benchmark, as US and developed markets outperformed emerging markets. Within regional allocations, positive stock selection in US small/mid-cap stocks and international small- and large-cap stocks contributed, while stock selection in US small-caps and emerging markets detracted.

For the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund’s overall allocation of 60%

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

US stocks and 40% non-US stocks contributed to performance. Positive stock selection in small/mid-cap growth stocks in the US contributed the most, while stock selection in US small-caps and emerging markets detracted.

During both periods, the Fund utilized derivatives for investment purposes in the form of futures, which added to absolute returns, and currency forwards, which had an immaterial impact on returns.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended August 31, 2018, US and non-US stocks gained while emerging-market equities were essentially flat. Growth stocks outperformed value stocks, in terms of style, and small-cap stocks outperformed their large-cap peers. US equity indices set multiple records as stocks rallied in anticipation of major corporate tax reform and benefited thereafter, as shown by strong earnings results. Although performance was tempered by fears about interest-rate increases, trade wars and geopolitical issues, stocks generally advanced amid encouraging economic data. Emerging-market equities were very strong early on, but turned negative as they were weighed down by market volatility, US-dollar strength and concerns about the ability of emerging-market countries to service their debt.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility.

The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in the International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International

(continued on next page)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

Strategic Equities Portfolio”) and the International Portfolio of Sanford C. Bernstein Fund, Inc. (“SCB International Portfolio”), each a registered investment company of the Adviser. The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio and SCB International Portfolio focus on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context. In managing SCB International Portfolio, the Adviser selects stocks by drawing on the capabilities of its separate investment teams specializing in different investment disciplines, including value, growth, stability and others.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017 is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

8/31/2008 TO 8/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Wealth Appreciation Strategy Class A shares (from 8/31/2008 to 8/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.21%	7.45%
5 Years	8.92%	7.99%
10 Years	5.71%	5.26%
CLASS B SHARES
1 Year	11.36%	7.36%
5 Years	8.11%	8.11%
10 Years[1]	5.09%	5.09%
CLASS C SHARES
1 Year	11.31%	10.31%
5 Years	8.11%	8.11%
10 Years	4.94%	4.94%
ADVISOR CLASS SHARES[2]
1 Year	12.44%	12.44%
5 Years	9.20%	9.20%
10 Years	6.01%	6.01%
CLASS R SHARES[2]
1 Year	11.62%	11.62%
5 Years	8.44%	8.44%
10 Years	5.30%	5.30%
CLASS K SHARES[2]
1 Year	12.01%	12.01%
5 Years	8.79%	8.79%
10 Years	5.63%	5.63%
CLASS I SHARES[2]
1 Year	12.41%	12.41%
5 Years	9.16%	9.16%
10 Years	5.99%	5.99%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.23%, 2.21%, 1.20%, 1.90%, 1.59% and 1.27% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.05%, 1.82%, 1.80%, 0.79%, 1.49%, 1.18% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2018. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.91%
5 Years	6.81%
10 Years	6.56%
CLASS B SHARES
1 Year	4.77%
5 Years	6.94%
10 Years[1]	6.39%
CLASS C SHARES
1 Year	7.76%
5 Years	6.93%
10 Years	6.25%
ADVISOR CLASS SHARES[2]
1 Year	9.87%
5 Years	8.03%
10 Years	7.33%
CLASS R SHARES[2]
1 Year	9.13%
5 Years	7.26%
10 Years	6.60%
CLASS K SHARES[2]
1 Year	9.44%
5 Years	7.60%
10 Years	6.93%
CLASS I SHARES[2]
1 Year	9.78%
5 Years	7.96%
10 Years	7.29%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,026.00	$3.27	0.64%	$5.31	1.04%
Hypothetical**	$1,000	$1,021.98	$3.26	0.64%	$5.30	1.04%
Class B
Actual	$1,000	$1,022.10	$7.19	1.41%	$9.23	1.81%
Hypothetical**	$1,000	$1,018.10	$7.17	1.41%	$9.20	1.81%
Class C
Actual	$1,000	$1,021.80	$7.08	1.39%	$9.12	1.79%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%	$9.10	1.79%
Advisor Class
Actual	$1,000	$1,027.30	$1.99	0.39%	$4.04	0.79%
Hypothetical**	$1,000	$1,023.24	$1.99	0.39%	$4.02	0.79%
Class R
Actual	$1,000	$1,023.10	$5.66	1.11%	$7.70	1.51%
Hypothetical**	$1,000	$1,019.61	$5.65	1.11%	$7.68	1.51%
Class K
Actual	$1,000	$1,024.90	$4.08	0.80%	$6.12	1.20%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%	$6.11	1.20%
Class I
Actual	$1,000	$1,027.30	$2.35	0.46%	$4.39	0.86%
Hypothetical**	$1,000	$1,022.89	$2.35	0.46%	$4.38	0.86%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

August 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,383.5

1

All data are as of August 31, 2018. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

August 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 53.1%
Information Technology – 14.7%
Communications Equipment – 1.0%
Cisco Systems, Inc.	194,114	$9,272,826
Nokia Oyj (Sponsored ADR) – Class A	833,649	4,626,752

		13,899,578

Electronic Equipment, Instruments & Components – 0.3%
CDW Corp./DE	43,091	3,773,048

Internet Software & Services – 4.0%
Alphabet, Inc. – Class C(a)	26,568	32,364,872
eBay, Inc.(a)	126,605	4,381,799
Facebook, Inc. – Class A(a)	105,842	18,599,615

		55,346,286

IT Services – 2.4%
Cognizant Technology Solutions Corp. – Class A	86,097	6,752,588
Fidelity National Information Services, Inc.	36,566	3,955,344
Total System Services, Inc.	63,187	6,137,985
Visa, Inc. – Class A	115,371	16,946,846

		33,792,763

Semiconductors & Semiconductor Equipment – 1.6%
Intel Corp.	192,146	9,305,631
Texas Instruments, Inc.	51,521	5,790,960
Xilinx, Inc.	88,432	6,882,663

		21,979,254

Software – 2.9%
Adobe Systems, Inc.(a)	25,408	6,695,262
Microsoft Corp.	195,783	21,992,304
Oracle Corp.	225,443	10,952,021

		39,639,587

Technology Hardware, Storage & Peripherals – 2.5%
Apple, Inc.	110,888	25,241,435
HP, Inc.	218,152	5,377,447
Xerox Corp.	159,979	4,457,015

		35,075,897

		203,506,413

Financials – 9.3%
Banks – 4.6%
Bank of America Corp.	659,963	20,412,656
Citigroup, Inc.	113,766	8,104,690
JPMorgan Chase & Co.	181,925	20,844,966
Wells Fargo & Co.	245,010	14,328,185

		63,690,497

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Capital Markets – 1.6%
CME Group, Inc. – Class A	39,307	$6,868,112
Goldman Sachs Group, Inc. (The)	37,144	8,833,215
S&P Global, Inc.	29,181	6,041,926

		21,743,253

Consumer Finance – 0.4%
Synchrony Financial	188,676	5,975,369

Diversified Financial Services – 0.8%
Berkshire Hathaway, Inc. – Class B(a)	54,027	11,276,515

Insurance – 1.9%
Everest Re Group Ltd.	35,000	7,805,700
Fidelity National Financial, Inc.	172,473	6,916,167
Progressive Corp. (The)	160,926	10,867,333

		25,589,200

		128,274,834

Consumer Discretionary – 6.5%
Auto Components – 0.4%
Magna International, Inc. – Class A	114,916	6,219,254

Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	38,881	6,307,665

Media – 1.6%
Comcast Corp. – Class A	368,915	13,646,166
Walt Disney Co. (The)	73,535	8,237,390

		21,883,556

Specialty Retail – 3.2%
AutoZone, Inc.(a)	9,139	7,008,516
Home Depot, Inc. (The)	76,093	15,277,192
Ross Stores, Inc.	96,912	9,282,231
TJX Cos., Inc. (The)	118,676	13,050,800

		44,618,739

Textiles, Apparel & Luxury Goods – 0.8%
NIKE, Inc. – Class B	132,768	10,913,530

		89,942,744

Health Care – 6.2%
Biotechnology – 1.1%
Biogen, Inc.(a)	21,638	7,648,817
Gilead Sciences, Inc.	104,610	7,922,115

		15,570,932

Health Care Equipment & Supplies – 0.7%
Edwards Lifesciences Corp.(a)	31,316	4,517,020
Medtronic PLC	56,736	5,469,917

		9,986,937

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.6%
Aetna, Inc.	42,985	$8,608,606
Anthem, Inc.	38,785	10,267,553
Cigna Corp.	15,012	2,827,360
UnitedHealth Group, Inc.	50,861	13,654,144

		35,357,663

Pharmaceuticals – 1.8%
Merck & Co., Inc.	71,863	4,929,083
Pfizer, Inc.	284,919	11,829,837
Zoetis, Inc.	79,966	7,244,920

		24,003,840

		84,919,372

Consumer Staples – 4.1%
Beverages – 1.1%
Constellation Brands, Inc. – Class A	29,361	6,112,960
PepsiCo, Inc.	86,088	9,642,717

		15,755,677

Food & Staples Retailing – 2.0%
Costco Wholesale Corp.	48,212	11,239,664
US Foods Holding Corp.(a)	77,164	2,514,775
Walmart, Inc.	140,533	13,471,493

		27,225,932

Household Products – 0.5%
Procter & Gamble Co. (The)	86,738	7,194,917

Tobacco – 0.5%
Altria Group, Inc.	110,834	6,486,005

		56,662,531

Industrials – 3.6%
Aerospace & Defense – 1.9%
Boeing Co. (The)	24,704	8,468,284
Northrop Grumman Corp.	28,018	8,363,093
Raytheon Co.	48,194	9,611,811

		26,443,188

Airlines – 0.4%
Delta Air Lines, Inc.	95,932	5,610,104

Industrial Conglomerates – 0.7%
Honeywell International, Inc.	59,772	9,507,334

Road & Rail – 0.6%
Norfolk Southern Corp.	48,177	8,375,090

		49,935,716

Energy – 2.9%
Energy Equipment & Services – 0.3%
Schlumberger Ltd.	69,759	4,405,979

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.6%
Chevron Corp.	80,550	$9,541,953
EOG Resources, Inc.	58,608	6,929,224
Exxon Mobil Corp.	114,102	9,147,557
Marathon Petroleum Corp.	124,711	10,262,468

		35,881,202

		40,287,181

Real Estate – 2.7%
Equity Real Estate Investment Trusts (REITs) – 2.2%
Crown Castle International Corp.	79,496	9,064,929
CubeSmart	179,815	5,493,348
Mid-America Apartment Communities, Inc.	94,332	9,769,022
Sun Communities, Inc.	65,926	6,802,245

		31,129,544

Real Estate Management & Development – 0.5%
CBRE Group, Inc. – Class A(a)	137,613	6,716,890

		37,846,434

Utilities – 1.7%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	174,741	12,534,172
Edison International	61,763	4,059,682

		16,593,854

Multi-Utilities – 0.5%
NiSource, Inc.	262,848	7,115,295

		23,709,149

Telecommunication Services – 1.1%
Diversified Telecommunication Services – 0.8%
Verizon Communications, Inc.	209,405	11,385,350

Wireless Telecommunication Services – 0.3%
T-Mobile US, Inc.(a)	65,305	4,312,742

		15,698,092

Materials – 0.3%
Chemicals – 0.3%
LyondellBasell Industries NV – Class A	35,850	4,043,163

Total Common Stocks (cost $619,959,686)		734,825,629

INVESTMENT COMPANIES – 46.7%
Funds and Investment Trusts – 46.7%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z(a)	2,406,671	34,607,933
AB Trust – AB Discovery Value Fund – Class Z	1,452,184	34,707,208
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	6,385,305	80,518,695

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	21,622,276	$270,710,899
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	2,972,488	39,504,365
Sanford C Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,216,041	35,398,958
Sanford C Bernstein Fund, Inc. – International Portfolio – Class Z	8,578,805	150,901,172

Total Investment Companies (cost $622,743,380)		646,349,230

Total Investments – 99.8% (cost $1,242,703,066)		1,381,174,859
Other assets less liabilities – 0.2%		2,282,321

Net Assets – 100.0%		$1,383,457,180

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

August 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $619,959,686)	$734,825,629
Affiliated issuers (cost $622,743,380)	646,349,230
Foreign currencies, at value (cost $110,765)	111,692
Receivable for investment securities sold	2,152,995
Unaffiliated dividends receivable	1,499,729
Receivable for shares of beneficial interest sold	604,793
Affiliated dividends receivable	3,188
Other assets	254,286

Total assets	1,385,801,542

Liabilities
Due to custodian	977,887
Payable for shares of beneficial interest redeemed	667,794
Advisory fee payable	349,518
Distribution fee payable	123,730
Transfer Agent fee payable	31,220
Administrative fee payable	12,191
Trustees’ fees payable	66
Accrued expenses	181,956

Total liabilities	2,344,362

Net Assets	$1,383,457,180

Composition of Net Assets
Shares of beneficial interest, at par	$815
Additional paid-in capital	1,225,218,492
Accumulated net realized gain on investment and foreign currency transactions	19,754,234
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	138,483,639

$1,383,457,180

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$393,099,706	23,141,561	$16.99	*

B	$5,395,736	315,038	$17.13

C	$38,133,570	2,254,487	$16.91

Advisor	$931,834,057	54,941,359	$16.96

R	$2,898,551	172,100	$16.84

K	$11,728,551	695,333	$16.87

I	$367,009	21,646	$16.96

*	The maximum offering price per share for Class A shares was $17.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

STATEMENT OF OPERATIONS

Year Ended August 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $49,871)	$12,632,036
Affiliated issuers	10,007,680
Interest	598
Securities lending income	31,741	$22,672,055

Expenses
Advisory fee (see Note B)	8,927,347
Distribution fee—Class A	993,031
Distribution fee—Class B	64,700
Distribution fee—Class C	469,936
Distribution fee—Class R	16,255
Distribution fee—Class K	31,345
Transfer agency—Class A	210,695
Transfer agency—Class B	4,962
Transfer agency—Class C	27,538
Transfer agency—Advisor Class	479,415
Transfer agency—Class R	8,453
Transfer agency—Class K	25,076
Transfer agency—Class I	936
Custodian	288,758
Registration fees	111,500
Printing	102,833
Legal	86,620
Audit and tax	71,144
Administrative	67,951
Trustees’ fees	25,863
Miscellaneous	47,493

Total expenses	12,061,851
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,141,189)

Net expenses		6,920,662

Net investment income		15,751,393

See notes to financial statements.

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$3,093,208
Investment transactions	19,035,013
Forward currency exchange contracts	978,960
Futures	(78,460)
Foreign currency transactions	9,642
Net realized gain distributions from Affiliated Underlying Portfolios	9,647,870
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	16,225,979
Investments	95,466,721
Forward currency exchange contracts	(979,290)
Foreign currency denominated assets and liabilities	(16,245)

Net gain on investment and foreign currency transactions	143,383,398

Net Increase in Net Assets from Operations	$159,134,791

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,751,393	$43,149,939
Net realized gain on investment transactions	23,038,363	36,692,593
Net realized gain distributions from Affiliated Underlying Portfolios	9,647,870	139,284,430
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	110,697,165	(39,602,068)

Net increase in net assets from operations	159,134,791	179,524,894
Dividends and Distributions to Shareholders from
Net investment income
Class A	(9,836,209)	(10,846,833)
Class B	(104,439)	(188,566)
Class C	(727,305)	(2,182,049)
Advisor Class	(24,162,817)	(28,611,191)
Class R	(68,311)	(91,400)
Class K	(316,935)	(462,715)
Class I	(19,266)	(57,977)
Net realized gain on investment transactions
Class A	(18,256,324)	(8,526,561)
Class B	(317,309)	(240,870)
Class C	(2,405,520)	(2,296,861)
Advisor Class	(40,930,265)	(20,807,633)
Class R	(157,438)	(83,561)
Class K	(621,016)	(378,861)
Class I	(35,416)	(42,771)
Transactions in Shares of Beneficial Interest
Net decrease	(760,385)	(128,896,062)

Total increase (decrease)	60,415,836	(24,189,017)
Net Assets
Beginning of period	1,323,041,344	1,347,230,361

End of period (including undistributed net investment income of $0 and $18,495,288, respectively)	$1,383,457,180	$1,323,041,344

See notes to financial statements.

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.
Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$734,825,629		$	– 0	–	$	– 0	–	$734,825,629
Investment Companies	646,349,230			– 0	–		– 0	–	646,349,230

Total Investments in Securities	1,381,174,859			– 0	–		– 0	–	1,381,174,859
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$1,381,174,859		$	– 0	–	$	– 0	–	$1,381,174,859

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement

26 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated

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NOTES TO FINANCIAL STATEMENTS (continued)

assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $6,925.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2018. For the year ended August 31, 2018, such waivers and/or reimbursements amounted to $5,133,666.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended August 31, 2018 is as follows:

														Distributions
Fund	Market Value 8/31/17 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 8/31/18 (000)			Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$7,448		$182,936	$190,384	$	– 0	–	$	– 0	–	$	– 0	–	$47		$	– 0	–
AB Discovery Growth Fund, Inc.	32,171		2,065	9,674		1,352			8,694			34,608		– 0	–		2,065
AB Trust: AB Discovery Value Fund, Inc.	31,436		2,190	2,618		109			3,590			34,707		164			2,026
Bernstein Fund, Inc.: International Small Cap Portfolio	80,301		5,323	6,427		402			920			80,519		1,961			1,093
International Strategic Equities Portfolio	263,694		24,156	17,688		801			(252)			270,711		3,719			4,114
Small Cap Core Portfolio	31,564		5,423	2,466		90			4,893			39,504		1,623			350
Sanford C. Bernstein Fund, Inc.: Emerging Markets Portfolio	36,685		2,150	569		65			(2,932)			35,399		393			– 0	–
International Portfolio	147,972		6,929	5,587		274			1,313			150,901		2,096			– 0	–
Government Money Market Portfolio*	– 0	–	17,519	17,519		– 0	–		– 0	–		– 0	–	5			– 0	–

Total						$3,093			$16,226			$646,349		$10,008			$9,648

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended August 31, 2018, the reimbursement for such services amounted to $67,951.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $374,571 for the year ended August 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $8,934 from the sale of Class A shares and received $2,622, $8,342 and $1,440 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2018.

Brokerage commissions paid on investment transactions for the year ended August 31, 2018 amounted to $122,609, of which $23,503 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective August 1, 2014, payments under the Plan in respect of Class A shares are limited to an annual rate of .25% of the Fund’s Class A share’s average daily net assets. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the

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NOTES TO FINANCIAL STATEMENTS (continued)

Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$306,115,714		$372,363,291
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,243,570,832

Gross unrealized appreciation	$148,198,007
Gross unrealized depreciation	(10,593,980)

Net unrealized appreciation	$137,604,027

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which

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NOTES TO FINANCIAL STATEMENTS (continued)

they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended August 31, 2018, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts.

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NOTES TO FINANCIAL STATEMENTS (continued)

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended August 31, 2018, the Fund held forward currency exchange contracts for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended August 31, 2018, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(78,460)	$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$978,960	$(979,290)

Total		$900,500	$(979,290)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended August 31, 2018:

Futures:
Average original value of buy contracts	$2,940,066	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$65,574,242	(b)
Average principal amount of sale contracts	$66,553,532	(b)

(a)	Positions were open for one month during the year.

(b)	Positions were open for less than one month during the year.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative

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NOTES TO FINANCIAL STATEMENTS (continued)

rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At August 31, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $31,741 and $5,096 from the borrowers and Government Money Market Portfolio, respectively, for the year ended August 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended August 31, 2018, such waiver amounted to $598. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class A
Shares sold	715,529	644,485	$12,008,884	$9,846,795

Shares issued in reinvestment of dividends and distributions	1,632,882	1,266,269	26,681,287	18,424,212

Shares converted from Class B	116,345	317,779	1,922,532	4,830,179

Shares converted from Class C	797,918	2,215,095	13,144,651	34,443,235

Shares redeemed	(3,854,177)	(4,279,502)	(64,492,205)	(65,569,347)

Net increase (decrease)	(591,503)	164,126	$(10,734,851)	$1,975,074

Class B
Shares sold	15,034	25,282	$253,374	$386,574

Shares issued in reinvestment of dividends and distributions	24,927	28,110	412,793	413,492

Shares converted to Class A	(115,250)	(316,258)	(1,922,532)	(4,830,179)

Shares redeemed	(60,910)	(99,729)	(1,020,293)	(1,534,383)

Net decrease	(136,199)	(362,595)	$(2,276,658)	$(5,564,496)

Class C
Shares sold	83,998	133,109	$1,392,201	$2,008,794

Shares issued in reinvestment of dividends and distributions	175,943	283,194	2,876,673	4,111,980

Shares converted to Class A	(800,063)	(2,226,647)	(13,144,651)	(34,443,235)

Shares redeemed	(643,745)	(1,247,785)	(10,703,491)	(18,865,291)

Net decrease	(1,183,867)	(3,058,129)	$(19,579,268)	$(47,187,752)

Advisor Class
Shares sold	6,914,794	5,106,278	$115,025,615	$77,877,677

Shares issued in reinvestment of dividends and distributions	3,723,512	3,188,418	60,618,771	46,232,069

Shares redeemed	(8,467,394)	(12,794,535)	(141,553,778)	(196,021,714)

Net increase (decrease)	2,170,912	(4,499,839)	$34,090,608	$(71,911,968)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017

Class R
Shares sold	15,844	29,165	$262,876	$440,985

Shares issued in reinvestment of dividends and distributions	13,892	12,083	225,748	174,961

Shares redeemed	(62,671)	(61,081)	(1,038,146)	(948,629)

Net decrease	(32,935)	(19,833)	$(549,522)	$(332,683)

Class K
Shares sold	77,425	100,860	$1,279,644	$1,526,089

Shares issued in reinvestment of dividends and distributions	57,755	58,159	937,946	841,564

Shares redeemed	(214,732)	(476,041)	(3,541,703)	(7,051,596)

Net decrease	(79,552)	(317,022)	$(1,324,113)	$(4,683,943)

Class I
Shares sold	2,683	64,565	$44,131	$986,903

Shares issued in reinvestment of dividends and distributions	3,359	6,958	54,682	100,748

Shares redeemed	(29,151)	(142,857)	(485,394)	(2,277,945)

Net decrease	(23,109)	(71,334)	$(386,581)	$(1,190,294)

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies (to the extent these expenses are not waived or reimbursed by the Adviser).

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2018 and August 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$81,356,641	$42,440,731
Net long-term capital gains	16,601,929	32,377,118

Total taxable distributions	$97,958,570	$74,817,849

As of August 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$20,622,000
Unrealized appreciation/(depreciation)	137,615,873	(a)

Total accumulated earnings/(deficit)	$158,237,873

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, and prior year utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.27	$ 15.06	$ 14.64	$ 15.76	$ 13.36

Income From Investment Operations
Net investment income(a)(b)	.17	.48	.26	.34	.37
Net realized and unrealized gain (loss) on investment transactions	1.77	1.58	.39	(1.11)	2.30

Net increase (decrease) in net asset value from operations	1.94	2.06	.65	(.77)	2.67

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.48)	(.23)	(.35)	(.27)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.22)	(.85)	(.23)	(.35)	(.27)

Net asset value, end of period	$ 16.99	$ 16.27	$ 15.06	$ 14.64	$ 15.76

Total Return
Total investment return based on net asset value(c)	12.21	%*	14.35	%*	4.53%	(4.89)%	20.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393,100	$386,168	$354,972	$367,939	$417,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.64%	.85%	.89%	.88%	1.05%
Expenses, before waivers/reimbursements(d)†	1.01%	1.01%	1.01%	1.00%	1.06%
Net investment income(b)	1.02%	3.14%	1.78%	2.18%	2.52%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.36	$ 15.07	$ 14.57	$ 15.64	$ 13.20

Income From Investment Operations
Net investment income(a)(b)	.05	.36	.20	.28	.31
Net realized and unrealized gain (loss) on investment transactions	1.77	1.60	.34	(1.15)	2.23

Net increase (decrease) in net asset value from operations	1.82	1.96	.54	(.87)	2.54

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)	(.04)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.05)	(.67)	(.04)	(.20)	(.10)

Net asset value, end of period	$ 17.13	$ 16.36	$ 15.07	$ 14.57	$ 15.64

Total Return
Total investment return based on net asset value(c)	11.36	%*	13.48	%*	3.72%	(5.59)%	19.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,396	$7,383	$12,268	$26,943	$57,541
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.41%	1.64%	1.65%	1.64%	1.76%
Expenses, before waivers/reimbursements(d)†	1.78%	1.79%	1.76%	1.76%	1.77%
Net investment income(b)	.29%	2.35%	1.37%	1.85%	2.10%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.15	$ 14.95	$ 14.51	$ 15.62	$ 13.21

Income From Investment Operations
Net investment income(a)(b)	.06	.36	.15	.23	.27
Net realized and unrealized gain (loss) on investment transactions	1.73	1.57	.40	(1.11)	2.27

Net increase (decrease) in net asset value from operations	1.79	1.93	.55	(.88)	2.54

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.36)	(.11)	(.23)	(.13)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.03)	(.73)	(.11)	(.23)	(.13)

Net asset value, end of period	$ 16.91	$ 16.15	$ 14.95	$ 14.51	$ 15.62

Total Return
Total investment return based on net asset value(c)	11.31	%*	13.45	%*	3.81%	(5.62)%	19.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,133	$55,532	$97,091	$108,828	$134,675
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.39%	1.62%	1.64%	1.63%	1.75%
Expenses, before waivers/reimbursements(d)†	1.77%	1.76%	1.76%	1.75%	1.76%
Net investment income(b)	.34%	2.38%	1.06%	1.51%	1.84%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.25	$ 15.04	$ 14.62	$ 15.75	$ 13.37

Income From Investment Operations
Net investment income(a)(b)	.21	.52	.29	.37	.41
Net realized and unrealized gain (loss) on investment transactions	1.76	1.58	.40	(1.11)	2.30

Net increase (decrease) in net asset value from operations	1.97	2.10	.69	(.74)	2.71

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.52)	(.27)	(.39)	(.33)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.26)	(.89)	(.27)	(.39)	(.33)

Net asset value, end of period	$ 16.96	$ 16.25	$ 15.04	$ 14.62	$ 15.75

Total Return
Total investment return based on net asset value(c)	12.44	%*	14.66	%*	4.82%	(4.66)%	20.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$931,834	$857,397	$861,450	$858,681	$921,935
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.39%	.60%	.64%	.63%	.75%
Expenses, before waivers/reimbursements(d)†	.76%	.76%	.76%	.75%	.76%
Net investment income(b)	1.26%	3.39%	2.00%	2.42%	2.77%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.14	$ 14.94	$ 14.51	$ 15.63	$ 13.22

Income From Investment Operations
Net investment income(a)(b)	.10	.41	.21	.31	.33
Net realized and unrealized gain (loss) on investment transactions	1.73	1.57	.37	(1.14)	2.26

Net increase (decrease) in net asset value from operations	1.83	1.98	.58	(.83)	2.59

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.41)	(.15)	(.29)	(.18)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.13)	(.78)	(.15)	(.29)	(.18)

Net asset value, end of period	$ 16.84	$ 16.14	$ 14.94	$ 14.51	$ 15.63

Total Return
Total investment return based on net asset value(c)	11.62	%*	13.88	%*	4.06%	(5.33)%	19.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,898	$3,308	$3,360	$4,212	$5,665
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	1.09%	1.30%	1.33%	1.32%	1.43%
Expenses, before waivers/reimbursements(d)†	1.47%	1.46%	1.45%	1.44%	1.44%
Net investment income(b)	.59%	2.67%	1.46%	2.02%	2.27%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.17	$ 14.97	$ 14.54	$ 15.66	$ 13.28

Income From Investment Operations
Net investment income(a)(b)	.15	.48	.22	.28	.37
Net realized and unrealized gain (loss) on investment transactions	1.75	1.55	.42	(1.07)	2.27

Net increase (decrease) in net asset value from operations	1.90	2.03	.64	(.79)	2.64

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.46)	(.21)	(.33)	(.26)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.20)	(.83)	(.21)	(.33)	(.26)

Net asset value, end of period	$ 16.87	$ 16.17	$ 14.97	$ 14.54	$ 15.66

Total Return
Total investment return based on net asset value(c)	12.01	%*	14.22	%*	4.48%	(5.07)%	20.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,729	$12,527	$16,346	$15,751	$17,865
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.78%	.99%	1.01%	1.01%	1.12%
Expenses, before waivers/reimbursements(d)†	1.16%	1.14%	1.12%	1.13%	1.13%
Net investment income(b)	.92%	3.18%	1.57%	1.85%	2.48%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended August 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 16.22	$ 15.02	$ 14.59	$ 15.72	$ 13.34

Income From Investment Operations
Net investment income(a)(b)	.20	.50	.28	.62	.41
Net realized and unrealized gain (loss) on investment transactions	1.76	1.58	.41	(1.36)	2.29

Net increase (decrease) in net asset value from operations	1.96	2.08	.69	(.74)	2.70

Less: Dividends and Distributions
Dividends from net investment income	(.43)	(.51)	(.26)	(.39)	(.32)
Distributions from net realized gain on investment transactions	(.79)	(.37)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(1.22)	(.88)	(.26)	(.39)	(.32)

Net asset value, end of period	$ 16.96	$ 16.22	$ 15.02	$ 14.59	$ 15.72

Total Return
Total investment return based on net asset value(c)	12.41	%*	14.56	%*	4.82%	(4.72)%	20.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367	$726	$1,743	$1,781	$4,576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)†	.45%	.66%	.69%	.68%	.79%
Expenses, before waivers/reimbursements(d)†	.83%	.82%	.81%	.80%	.81%
Net investment income(b)	1.19%	3.24%	1.93%	3.99%	2.78%
Portfolio turnover rate	22%	111%	9%	9%	20%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.40%	.34%	.41%	.38%	.05%

See footnote summary on page 48.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended August 31, 2018 and August 31, 2017, such waivers amounted to .37% and .16%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

See notes to financial statements.

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Wealth Appreciation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Wealth Appreciation Strategy (the “Fund”), (one of the series constituting The AB Portfolios (the “Company”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The AB Portfolios) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

October 29, 2018

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended August 31, 2018. For individual shareholders, the Fund designates 51.12% of dividends paid as qualified dividend income. For corporate shareholders, 25.59% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer Michael B. Reyes, Senior Analyst

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the AB Wealth Appreciation Strategy’s portfolio.

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 53

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Marshall C. Turner, Jr.## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

54 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

56 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

58 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS HELD WITH TRUST	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Ding Liu 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Nelson Yu 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Clerk	Senior Vice President, Assistant General Counsel and Assistant Clerk of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller and Chief Accounting Officer	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 relating to a Joint Meeting of Shareholders originally scheduled to be held on October 11, 2018 and for certain AB Funds subsequently adjourned to November 14, 2018, the approval of new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including The AB Portfolios in respect of AB Wealth Appreciation Strategy (the “Fund”), arises from the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

The AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The AB Boards approved the Proposed Agreements and the Interim Advisory Agreements at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Boards’ approval is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is

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difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

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Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial

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investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser

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certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

The directors approved the Fund’s current Advisory Agreement at a meeting held on July 31-August 2, 2018 and a discussion regarding the basis for the Board’s approval is set forth below.

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Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the

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relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category

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were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0151-0818

ITEM 2. CODE OF ETHICS.

(a)        The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)        During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)        During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors and William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB All Market Total Return	2017	$60,146	$2,626	$19,959
	2018	$101,410	$59	$28,601
AB Wealth Appreciation Strategy	2017	$42,593	$1,510	$22,269
	2018	$42,593	$96	$25,869
AB Conservative Wealth Strategy	2017	$49,146	$5,366	$19,959
	2018	$65,372	$15	$24,472
AB TM All Market Income Portfolio	2017	$49,146	$2,517	$32,459
	2018	$49,146	$9	$45,739
AB TM Wealth Appreciation Strategy	2017	$42,593	$1,424	$27,892
	2018	$42,593	$51	$32,926

***	Includes payments to KPMG

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Total Return	2017	$611,490	$22,585
			$(2,626)
			$(19,959)

	2018	$797,850	$28,660
			$(59)
			$(28,601)

AB Wealth Appreciation Strategy	2017	$612,684	$23,779
			$(1,510)
			$(22,269)

	2018	$795,155	$25,965
			$(96)
			$(25,869)

AB Conservative Wealth Strategy	2017	$614,230	$25,325
			$(5,366)
			$(19,959)

	2018	$793,677	$24,487
			$(15)
			$(24,472)

AB TM All Market Income Portfolio	2017	$623,881	$34,976
			$(2,517)
			$(32,459)

	2018	$814,938	$45,748
			$(9)
			$(45,739)

AB TM Wealth Appreciation Strategy	2017	$618,221	$29,316
			$(1,424)
			$(27,892)

	2018	$802,167	$32,977
			$(51)
			$(32,926)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	October 30, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 30, 2018